UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC INVESTOR FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

October 31, 2011

HSBC Investor Funds

Annual Report

Class A

Class B

Class C

Class I

HSBC Investor Growth Fund

HOTAX

HOTBX

HOTCX

HOTYX

HSBC Investor International Equity Fund/

HOEAX

HOEBX

HOECX

RINEX

HSBC Investor Overseas Equity Fund

HSBC Investor Opportunity Fund

HSOAX

HOPBX

HOPCX

RESCX

HSBC Investor Value Fund

HIVAX

HIVBX

HIVCX

HIVYX

HSBC Investor Family of Funds
Annual Report - October 31, 2011

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper International Large-Cap Value Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. Broad Market Index.

Lipper Large-Cap Core Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Standard & Poor’s Credit Rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2011

To Our Investors:

The past year was a difficult one for investors, as well as—and, in significant part, due to—policymakers around the world. In the U.S., political partisanship reached new levels, inspiring policy gridlock; regulatory authorities raised the cost of commerce with new regulations, while failing to enforce existing ones. The housing mess, long in creation, thwarted economic recovery while losses continued to mount for Freddie Mac and Fannie Mae. In Europe, the European Central Bank’s rules have enabled smaller economies to spend beyond their means while incurring debt and enlarging entitlements. The resulting fallout from these European debt issues has led to several leadership changes, but thus far has failed to lead to decisive resolution. Many of the emerging markets, an increasing focus of our fund family, have benefited from rising domestic demand in their economies, especially from consumers, leading to favorable relative performance.

What unites the global economy is a “3D” problem: debt, deficits and demographics. Too many countries have too much debt—including the U.S., where the measure of debt to U.S. Gross Domestic Product (“GDP”) 1 eclipses 350% if entitlements are counted. The term structure of such sovereign debt has provoked liquidity concerns in nations such as Italy, where euro 200 billion (U.S. $300 billion) must be refinanced over the next year. Aggravating the existing debt loads are large and growing deficits in many countries. These deficits are being magnified by the global slowdown and the apparent inability of political leaders to install necessary austerity measures that offer hope for eventual financial stability. Finally, demographics are disheartening across the developed world: moderate to negative population growth in countries such as the U.S. and Italy means fewer workers to pay for the old and retired. Economists shudder at such discouraging “dependency ratios.”

In such conditions, it was not a surprise that Standard & Poor’s downgraded the U.S.’s long-term credit rating in August 2011 to AA+ from AAA (see “Standard & Poor’s Credit Rating” in the Glossary of Terms). It is surprising, however, that several other mature economies haven’t also been downgraded. Clearly, this situation challenged our portfolio managers who, despite the volatility, continued to perform relatively well during the year ended October 31, 2011. In the low-yield environment where key interest rates are hovering near zero, HSBC Global Asset Management (USA) Inc., the Fund’s investment advisor, along with other service providers, provided yield support of approximately $20.2 million over the year to the HSBC Money Market Funds. The Board has monitored these Money Market Funds very closely, in part because they, like their peers, invest in short-term European bank paper. Such investments accounted for approximately 8% of the assets for the Prime Money Market Fund as of October 31, 2011.

Regulators’ scrutiny remains on the money market fund industry as it is deemed to embody “systemic risk”. No prescriptions have been announced by the Securities & Exchange Commission (“SEC”), but we favor the proposal offered by HSBC, which can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml.

Owing to limited investor demand, small size and outflows, we have liquidated the HSBC California Tax-Free Money Market Fund. The Board has also approved the liquidation of the International Equity, Overseas Equity and Value Funds. Those liquidations will take place on or around December 31, 2011. We are pleased that our emerging market investment product offerings continue to grow. Recent economic developments have underscored the relative appeal of certain emerging markets stocks, bonds and currencies. The new product offerings, which were launched in 2011 include:

•	HSBC Emerging Markets Debt Fund

•	HSBC Emerging Markets Local Debt Fund

•	HSBC Frontier Markets Fund

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

After the close of our fiscal year, the Board accepted with regret the resignation of Sylvia Coutinho, who is returning to HSBC’s Latin American operation. It’s been a pleasure working with Sylvia. The Board welcomes to her former seat as “interested trustee” Deborah Hazell, who recently joined HSBC as Chief Executive Officer of HSBC Global Asset Management, North America.

As a founding Trustee of the HSBC Investor Funds’ fund family, I confess to astonishment at how complex the world of investing has grown over the past quarter-century. Then, there were no such things as exchange-traded funds; today there are over 900 exchange-traded funds available to investors. Then, overseas investing was rare, pursued by a handful of pioneers; today, virtually every investor is advised to have some international exposure. Then, derivatives were uncommon and largely the province of a sophisticated few; today, such instruments are central to the pursuit of risk-adjusted performance.

Amid such complexity, I find it assuring to work with this investment advisor, Board of Trustees and service providers.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1] For additional information, please refer to the Glossary of Terms.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds’ annual report, covering the period between November 1, 2010 and October 31, 2011. This report provides detailed information about your Funds’ results. We encourage you to review it carefully.

On the previous pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On April 7, 2011, we launched two emerging markets debt funds, the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund, which represented HSBC’s first U.S. registered mutual funds investing in emerging markets securities. The HSBC Emerging Markets Debt Fund was subsequently included in the portfolios of certain World Selection Funds. In September, the HSBC Frontier Markets Fund joined these two emerging market debt funds as our initial fund offerings in this exciting segment of the investment market. One of HSBC’s global strengths is emerging markets investment management and we look forward to developing other emerging markets mutual funds for distribution in the U.S.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its sluggish recovery during the year ended October 31, 2011, but economic gains were overshadowed by signs of slowing growth and uncertainty related to the European debt crisis during the second half of the year.

Concerns about risks of sovereign debt defaults in Europe persisted throughout the year, causing increased market volatility and dampening investor sentiment. Problems with the domestic economy, including high unemployment and slow economic growth, also weighed on investors’ confidence. Despite some indications that the economic recovery was picking up momentum during the first half of the year, fears of a double-dip recession became more prominent in the spring of 2011 due to a number of economic reports showing slowing economic growth.

U.S. Gross Domestic Product (“GDP”)1 growth dropped sharply from 2.3% in the fourth quarter of 2010 to 0.4% during first quarter of 2011. Growth picked up during the next two quarters, with 1.3% GDP growth in the second quarter of 2011 and a preliminary estimate of 2.5% growth for the third quarter.

The U.S. Federal Reserve Board (the “Fed”) took several actions to support the recovery. The Fed: (1) continued a program of quantitative easing that ended in June, (2) signaled in August its intent to keep the federal funds rate near 0% through mid-2013, and (3) implemented “Operation Twist,” which involves selling short-term Treasury securities and purchasing long-term Treasuries in a bid to keep long-term interest rates low.

The U.S. job market picked up slightly during the year ended October 31, 2011, but historically high levels of unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained relatively low and foreclosure and delinquency rates hit record levels.

Meanwhile, reports showed that manufacturing activity was increasing slowly but steadily, and that the services sector was expanding. Consumer confidence began the year trending upward, but fell sharply during the fall of 2011 due in part to the slow pace of the economic recovery and high unemployment.

Globally, Europe struggled with problems in its financial system related to its sovereign debt issues. Most emerging markets experienced robust economic performance. However, growth slowed during the third quarter in some major emerging markets, including China and India. Russian economic activity stood out in comparison with the rest of the emerging markets, with increasing real wages, stronger retail sales and falling unemployment. Inflationary pressures increased in many emerging markets, however, causing governments to tighten monetary policy to counter rising prices of food and other commodities.

Market Review

Stocks surged at the beginning of the year as improving U.S. economic data and an economic rescue package for several eurozone countries boosted investor confidence. The positive momentum continued into the first few months of 2011, despite geopolitical turmoil in the Middle East, an uptick in energy and food prices and continuing debt problems in eurozone countries such as Greece. Data showing increasing consumer confidence, robust manufacturing, soaring home sales and strong corporate earnings was enough to sustain stocks’ steady gains. A devastating earthquake and tsunami hit Japan in mid-March, pulling global stocks down sharply for a short period and bringing Japanese economic growth to a halt.

The market’s momentum stalled during the second quarter of 2011, when new economic data, including reports showing soft sales in the U.S. retail sector and a weak U.S. job market, indicated slowing growth and renewed fears of a double-dip recession. The sovereign debt situation in Europe deteriorated, and credit agencies downgraded Portugal, Greece and Italy. The month of May marked a turning point in global markets: commodities posted their largest monthly drop in a year and equities fell across the board.

A contentious political conflict over raising the U.S. debt ceiling also dragged markets down and damaged investor confidence during the second quarter. The subsequent downgrade of U.S. long-term debt by rating agency Standard & Poor’s in August further damaged confidence. Stocks then lost significant ground during the third quarter of 2011, with the Dow Jones Industrial Average finishing the quarter down 12%—its largest quarterly decline since early 2009.

Not all news was negative during the latter half of the year ended October 31, 2011. Data on U.S. industrial production, durable goods orders and manufacturing exceeded expectations. Corporate earnings also remained robust. Consumer sentiment improved and jobs data released during the fall months were encouraging.

Investors began the year favoring higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April. However, by the end of the year, investors were pulling assets out of stocks and increasing cash and bond positions. The Russell 2000® Index1 of small-company stocks returned 9.84% during the period ended October 31, 2011, while the S&P 500 Index1 of large-company stocks returned 8.09% over the same period.

Stocks in developed economies performed well early in the year, but these advances largely reversed themselves by the end of the year. European markets experienced dramatic losses as leaders struggled to coordinate a response to sovereign debt problems that would prevent defaults in Greece, Italy and other fragile economies. The MSCI EAFE Index1 of developed foreign markets returned -3.64% for the year as a whole, while the MSCI EM Index1 returned -7.44% over the same period.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength during much of the year as investors sought out additional yield in a low-interest-rate environment. The trend dissipated in the third quarter, however, as investors grew more risk-averse and turned to the relative safety of U.S. Treasuries. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.00% for the year ended October 31, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 5.17% over the same period.

U.S. Treasury yields ticked upward throughout much of 2011, but sunk lower again in the third quarter due in part to the Fed’s “Operation Twist” program, which is designed to suppress long-term interest rates.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

HSBC Investor Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)
by Clark J. Winslow, CEO and CIO/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 10.45% (without sales charge) for the Class A Shares and 10.80% for the Class I Shares for the year ended October 31, 2011. That compared to a 9.92% total return for the Russell 1000® Growth Index1 and a 6.92% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The U.S. and global equity markets rallied early in the period as investors became more optimistic about the size and scope of the economic recovery. However, that optimism was tempered by higher oil prices in the wake of unrest in the Middle East and global supply chain disruptions caused by the Japanese earthquake and tsunami.

Several other factors contributed to concerns about the health of the global economy, including continued weakness in the U.S. labor market and debt problems in Greece and other European countries. Equities gave up most of their early gains by the end of the summer. Still, the period finished with the stock market posting one of its best one-month performances in nearly a decade. On balance, the Fund’s absolute return during the period benefited from strength in the global equity markets.

Individual stock selection was the primary reason the Fund’s Class A Shares (without sales charge) and Class I Shares outperformed the benchmark. The Fund particularly benefited from its holdings in a global aerospace services company. Stock selection in the consumer staples sector also added to returns relative to the index. The Fund held a smaller position than the benchmark in this strong-performing sector, but good performance by individual consumer staples holdings more than offset the impact of its relatively small stake.*

The Fund’s relative performance was hurt slightly by an overweight position in the financial sector, which was the only sector with a negative total return during the year. Additionally, stock selection in the financial and consumer discretionary sectors detracted from the Fund’s performance relative to its benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Growth Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[6]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	4.93	3.78	5.13		1.34	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	5.64	4.06	5.20		2.09	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	8.65	4.08	5.06		2.09	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	10.80	5.11	6.11		1.09	0.95

Russell 1000® Growth Index[4]	—	9.92	3.04	4.64	[7]	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	6.92	1.99	3.98	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2012. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[7]	Return for the period May 10, 2004 to October 31, 2011.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

HSBC Investor International Equity Fund
(Class I Shares)

HSBC Investor Overseas Equity Fund
(Class A Shares, Class B Shares, and Class C Shares) by Harold E. Sharon, Partner and Director/Portfolio Manager Vincent J. McBride, Partner and Director/Portfolio Manager Lord, Abbett & Co. LLC

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (individually a “Fund”, collectively the “Funds”) seeks to provide long-term growth of capital and future income. Under normal market conditions, each of the Funds invest at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. Each of the Funds may invest up to 20% of their assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). Effective at the close of business on January 12, 2011, Lord, Abbett & Co. LLC, replaced AllianceBernstein L.P., (“AllianceBernstein”) as the Portfolio’s subadviser.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of the Funds will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

HSBC Investor International Fund Class I Shares returned -5.91% and HSBC Investor Overseas Equity Fund Class A Shares returned -6.90% (without sales charge) for the year ended October 31, 2011. That compared to an -3.64% return for the Fund’s benchmark, the MSCI EAFE Index1 (Europe, Australasia and Far East) and a -7.30% total return of the Lipper International Large-Cap Value Funds Average1.

Portfolio Performance

HSBC Global Asset Management (USA) Inc., the Fund’s investment advisor changed the Fund’s subadvisor early in the 12-month period. Lord, Abbett & Co. LLC assumed management of the Fund at the close of business January 12, 2011. The Fund’s current management team seeks to provide long-term growth of capital and future income by investing primarily in the stocks of major companies in Europe, Australia, Asia and Canada.*

Early in the period, investors were optimistic that the global economy was recovering. Their optimism was tempered later in the period by issues such as Europe’s sovereign debt troubles and unrest in the Middle East. The shift in sentiment led to greater volatility in global equity markets. Emerging markets equities did not perform well, with markets such as Taiwan, China and Poland posting especially weak returns. That weak performance negatively impacted the Funds’ absolute return during the period.

The previous subadvisor positioned the Fund with an underweight position in the capital equipment sector, which dragged on performance relative to the Funds’ benchmark. The Funds’ relative returns also were hurt by individual stock selection in the materials and energy sectors. Those shares were chosen by the Funds’ current subadvisor. In particular, the Funds were hurt by their exposure to a Hong Kong-based fragrance company and a U.K.-based mining company.*

Under the previous subadvisor, strong stock selection among industrial commodities companies benefited the Funds’ relative performance. The Funds’ current subadvisor later in the year established a bias toward developed-market equities, which helped boost the Funds’ relative performance. An underweight position in the financial sector later in the period also contributed positively to the Funds’ relative performance, as did strong stock selection in that sector, including shares of Asian banks in Indonesia and Thailand. Stock selection in the utilities sector also helped boost the Funds’ relative performance later in the year. Strong performing holdings included a Hong Kong-based energy company and a U.K.-based electricity and gas company.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor International Equity Fund HSBC Investor Overseas Equity Fund

Value of a $10,000 Investment

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2011	Inception Date	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor International Equity Fund Class I*	1/9/95	-5.91	-5.11	4.40	1.74	1.74

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-11.49	-7.46	2.92	2.71	1.85

HSBC Investor Overseas Equity Fund Class B2	1/6/98	-11.22	-7.19	2.98	3.46	2.60

HSBC Investor Overseas Equity Fund Class C3	11/4/98	-8.46	-7.17	2.69	3.46	2.60

MSCI EAFE Index[4]	—	-3.64	-1.95	6.19	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	-7.30	-4.17	5.63	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012 for the Overseas Equity Fund.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio not received the payments.

*	The Class I Shares are issued by HSBC Investor International Equity Fund, a series of HSBC Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the HSBC Investor Overseas Equity Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.85%, 2.60%, and 2.60% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2012. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)

HSBC Investor Opportunity Fund (Advisor)
(Class I Shares)

HSBC Investor Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)
by William A. Muggia, President, CEO and CIO/Portfolio Manager
Matthew W. Strobeck, Partner/Portfolio Manager
Ethan J. Meyers, Partner/Portfolio Manager
John M. Montgomery, Partner
D. Hamlen Thompson, Partner
Westfield Capital Management Company, L.P.

The HSBC Investor Opportunity Fund and HSBC Investor Opportunity Fund (Advisor) (collectively the “Fund”) seeks long-term growth of capital by investing in equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index1. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the year ended October 31, 2011, the Class I Shares of the HSBC Investor Opportunity Fund (Advisor) produced a 12.25% total return, and the Class A Shares of the Fund produced a 11.59% total return (without sales charge). The Fund’s benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned 11.91% and 8.19%, respectively.

Portfolio Performance

Investor optimism about a global economic recovery early in the year gave way to mounting concerns about the economy’s health. Investors worried that the global economy faced a protracted slowdown or a double-dip recession. Their concerns contributed to significant stock market volatility during the latter part of the year.

Stocks nevertheless performed relatively well during the period, and the Fund benefited in absolute terms. Investors’ demand for high-quality growth stocks, which they saw as safe havens in a challenging equity market, particularly helped absolute return.

The Fund’s Class I Shares outperformed the benchmark largely because of stock selection. The Fund particularly benefited from strong selection in the health care, industrials and materials, information technology and consumer staples sectors. An overweight position in the health care sector further boosted relative performance, as that sector posted stronger returns than the market as a whole.*

Stock selection in the financials and energy sectors hurt the Fund’s performance relative to its benchmark. An underweight position in the consumer discretionary sector, which performed well during the year, also detracted from the Fund’s relative performance.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Opportunity Fund
Value of a $10,000 Investment

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2011	Inception Date	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	6.00	5.42	7.15	2.07	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	6.75	5.71	7.21	2.82	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	9.79	5.73	6.91	2.82	2.40

HSBC Investor Opportunity Fund Class I*	9/3/96	12.25	6.87	8.19	1.01	1.01

Russell 2500™ Growth Index[4]	—	11.91	3.88	6.85	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	8.19	3.46	5.96	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio not received the payments.

*	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Investor Opportunity Fund.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2012. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)

HSBC Investor Value Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)
by Jon D. Bosse, CFA, Co-President and CIO/Portfolio Manager Chip Bailey, Jr., Managing Director/ Client Portfolio Manager NWQ Investment Management Company, LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Fund may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and/or American Depositary Receipts (“ADRs”) and up to 20% of its assets in bonds and other debt securities. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Co., LLC (“NWQ”) as its subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 1.58% (without sales charge) for the Class A Shares and 1.83% for the Class I Shares for the year ended October 31, 2011. That compared to a 6.16% return for the Russell 1000® Value Index1 and a 5.37% return for the Lipper Large-Cap Core Funds Average1.

Portfolio Performance

The Fund and the benchmark finished the year with positive absolute returns despite a very volatile year in the equity markets. During the year, concerns mounted over the financial health of several European countries. Those concerns weighed heavily on market sentiment and were a significant contributor to stock market volatility during the year.

The largest contributor to the Fund’s absolute and relative performance was its exposure to the technology sector. Many technology companies experienced better-than-expected operating profits due to more strict cost controls. The Fund’s overweight position relative to its benchmark helped performance during the year, as did individual stock selection in the sector. One such holding saw strong gains after an announcement that it would be acquired by another firm.*

Exposure to the consumer staples sector helped fuel the Fund’s absolute performance. Investors favored shares of consumer staples firms during the year, in part because they saw such stocks as “safe havens” in an otherwise challenging market. We believed, however, that many of these companies did not have the fundamentals to support their increased stock prices, and took opportunities during the year to reduce or eliminate some of the Fund’s positions in that sector.*

The largest detractor to the Fund’s absolute and relative performance was its exposure to the financial sector. Such stocks performed poorly during the year due in part to the uncertainty surrounding the ongoing sovereign debt issues in Europe. Although positions were trimmed and added during the year, the Fund’s weighting in the financial sector was generally neutral to or slightly lower than its benchmark. Performance was hurt by individual stock selection. The Fund maintained positions within the bank and insurance industries; we believe that share price performance during the year did not accurately reflect the health of many companies. For example, many large U.S.-domiciled money center banks have dramatically reduced their leverage, improved capital reserves and improved overall business operations. Similarly, many insurance companies have improved their reserves, increased balance sheet liquidity and have fairly healthy on-going business. Again, in our opinion, those structural changes were not reflected in the valuations of financial companies. We did take advantage of price strength early in the year and lightly trimmed positions. Similarly, we added to positions during the year based on price weakness.*

The Fund was adversely impacted by holdings within the energy sector. An underweight to the benchmark in the utilities sector also dragged on relative performance, as that sector performed well during the year.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Value Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[6]

As of October 31, 2011	Inception Date		1 Year	5 Year	Since Inception		Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	-3.53	-3.14	3.27		1.34	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	-3.29	-2.89	3.36		2.09	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	-0.30	-2.88	3.19		2.09	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	1.83	-1.89	4.25		1.09	0.95

Russell 1000® Value Index[4]	—		6.16	-2.05	4.06	[7]	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—		5.37	-0.28	3.72	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2012. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[7]	Return for the period May 10, 2004 to October 31, 2011.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	15

Portfolio Reviews

Portfolio Composition*
October 31, 2011 (Unaudited)

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Computers & Peripherals	8.3%

Software	7.2%

Internet Software & Services	6.3%

IT Services	6.0%

Machinery	5.7%

Oil, Gas & Consumable Fuels	5.5%

Hotels, Restaurants & Leisure	5.3%

Energy Equipment & Services	5.0%

Internet & Catalog Retail	4.6%

Health Care Providers & Services	4.0%

Chemicals	3.5%

Health Care Equipment & Supplies	3.4%

Road & Rail	3.4%

Diversified Financial Services	3.2%

Communications Equipment	3.2%

Capital Markets	2.3%

Pharmaceuticals	2.2%

Specialty Retail	2.2%

Biotechnology	2.2%

Wireless Telecommunication Services	1.9%

Aerospace & Defense	1.9%

Textiles, Apparel & Luxury Goods	1.5%

Construction & Engineering	1.5%

Auto Components	1.4%

Food Products	1.3%

Investment Companies	1.2%

Food & Staples Retailing	1.2%

Air Freight & Logistics	1.1%

Personal Products	1.0%

Metals & Mining	0.9%

Health Care Technology	0.9%

Semiconductors & Semiconductor Equipment	0.7%

Total	100.0%

HSBC Investor International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	63.2%

Japan	17.7%

Australia & Far East	16.2%

Canada	1.6%

Other	1.3%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Specialty Retail	9.8%

Oil, Gas & Consumable Fuels	8.3%

Machinery	6.9%

Health Care Equipment & Supplies	6.4%

Software	5.7%

Semiconductors & Semiconductor Equipment	5.5%

Road & Rail	5.2%

IT Services	4.8%

Chemicals	4.4%

Aerospace & Defense	4.1%

Containers & Packaging	3.9%

Food Products	3.4%

Life Sciences Tools & Services	2.6%

Investment Companies	2.5%

Pharmaceuticals	2.4%

Electrical Equipment	2.3%

Auto Components	2.2%

Energy Equipment & Services	2.1%

Professional Services	2.0%

Commercial Services & Supplies	1.8%

Health Care Providers & Services	1.8%

Real Estate Investment Trusts (REITs)	1.7%

Commercial Banks	1.6%

Communications Equipment	1.6%

Capital Markets	1.5%

Insurance	1.5%

Trading Companies & Distributors	1.4%

Diversified Financial Services	1.3%

Wireless Telecommunication Services	1.3%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Insurance	16.4%

Oil, Gas & Consumable Fuels	14.2%

Pharmaceuticals	12.9%

Metals & Mining	8.0%

Media	6.9%

Software	6.9%

Communications Equipment	5.6%

Diversified Financial Services	4.6%

Machinery	3.2%

Biotechnology	3.2%

Commercial Banks	2.7%

Food & Staples Retailing	2.3%

Capital Markets	2.3%

Aerospace & Defense	1.9%

Road & Rail	1.8%

Automobiles	1.7%

Tobacco	1.4%

Independent Power Producers & Energy Traders	1.3%

Commercial Services & Supplies	1.0%

Energy Equipment & Services	0.9%

Investment Companies	0.8%

Total	100.0%

*	Portfolio composition is subject to change.

16	HSBC INVESTOR FAMILY OF FUNDS

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HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2011

	Growth Fund	International Equity Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$74,428,486	$10,101,015	$12,166,754	$122,129,683
Receivable for capital shares issued	28,004	97,506	585	56,530
Reclaims receivable	—	460,882	—	—
Receivable from Investment Adviser	—	5,839	2,508	—
Prepaid expenses and other assets	16,085	2,968	6,848	2,031

Total Assets	74,472,575	10,668,210	12,176,695	122,188,244

Liabilities:
Payable for capital shares redeemed	647,212	191,017	44,673	122,306
Accrued expenses and other liabilities:
Administration	1,772	262	286	2,857
Distribution	737	—	584	—
Shareholder Servicing	3,419	—	2,441	—
Transfer Agent	12,687	5,875	8,561	7,599
Other	21,744	3,212	2,697	38,164

Total Liabilities	687,571	200,366	59,242	170,926

Net Assets	$73,785,004	$10,467,844	$12,117,453	$122,017,318

Composition of Net Assets:
Capital	$60,511,907	$82,163,715	$9,449,250	$93,787,120
Accumulated net investment income (loss)	—	135,858	—	—
Accumulated net realized gains (losses) from investments	64,076	(71,052,993)	1,570,901	17,088,437
Unrealized appreciation/depreciation on investments	13,209,021	(778,736)	1,097,302	11,141,761

Net Assets	$73,785,004	$10,467,844	$12,117,453	$122,017,318

Net Assets:
Class A Shares	$15,349,322	$—	$11,144,513	$—
Class B Shares	962,303	—	536,402	—
Class C Shares	251,063	—	436,538	—
Class I Shares	57,222,316	10,467,844	—	122,017,318

	$73,785,004	$10,467,844	$12,117,453	$122,017,318

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	925,087	—	1,047,998	—
Class B Shares	63,589	—	60,933	—
Class C Shares	16,490	—	48,608	—
Class I Shares	3,400,693	1,058,811	—	8,704,663

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$16.59	$—	$10.63	$—
Class B Shares(a)	$15.13	$—	$8.80	$—
Class C Shares(a)	$15.23	$—	$8.98	$—
Class I Shares	$16.83	$9.89	$—	$14.02
Maximum Sales Charge—Class A Shares	5.00%	—%	5.00%	—%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$17.46	$—	$11.19	$—

(a)	Redemption Price per share varies by length of time shares are held.

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2011 (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$4,997,275	$28,953,783
Receivable for capital shares issued	71,427	47,870
Reclaims receivable	25,046	—
Receivable from Investment Adviser	3,667	1,905
Prepaid expenses and other assets	3,621	9,765

Total Assets	5,101,036	29,013,323

Liabilities:
Payable for capital shares redeemed	7,458	87,370
Accrued expenses and other liabilities:
Administration	122	689
Distribution	245	127
Shareholder Servicing	1,044	2,168
Compliance Services	1	66
Transfer Agent	6,811	9,299
Other	1,209	7,185

Total Liabilities	16,890	106,904

Net Assets	$5,084,146	$28,906,419

Composition of Net Assets:
Capital	$6,410,126	$33,000,661
Accumulated net investment income (loss)	44,984	13,545
Accumulated net realized gains (losses) from investments	(1,003,321)	(4,409,037)
Unrealized appreciation/depreciation on investments	(367,643)	301,250

Net Assets	$5,084,146	$28,906,419

Net Assets:
Class A Shares	$4,698,246	$10,445,449
Class B Shares	343,059	153,978
Class C Shares	42,841	58,020
Class I Shares	—	18,248,972

	$5,084,146	$28,906,419

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,230,076	867,013
Class B Shares	103,036	13,504
Class C Shares	11,842	5,053
Class I Shares	—	1,517,232

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$3.82	$12.05
Class B Shares(a)	$3.33	$11.40
Class C Shares(a)	$3.62	$11.48
Class I Shares	$—	$12.03
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$4.02	$12.68

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	19

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2011

	Growth Fund	International Equity Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Investment Income from Affiliated Portfolios(a)	$520,502	$362,728	$125,104	$1,228,372
Tax reclaims from Affiliated Portfolios(a)	—	20,251	—	—
Foreign tax withholding from Affiliated Portfolios(a)	(210)	(37,625)	—	—
Expenses from Affiliated Portfolios(a)	(476,482)	(161,093)	(119,151)	(1,160,926)

Total Investment Income (Loss)	43,810	184,261	5,953	67,446

Expenses:
Administration:
Class A Shares	3,937	—	2,934	—
Class B Shares	258	—	141	—
Class C Shares	47	—	94	—
Class I Shares	12,867	2,983	—	30,908
Distribution:
Class B Shares	8,195	—	4,463	—
Class C Shares	1,501	—	3,002	—
Shareholder Servicing:
Class A Shares	41,065	—	25,745	—
Class B Shares	2,732	—	1,488	—
Class C Shares	500	—	1,001	—
Accounting	24,001	8,999	19,000	8,999
Compliance Services	491	89	97	928
Printing	38,435	14,189	9,814	45,698
Transfer Agent	78,978	36,000	51,136	49,547
Trustee	1,591	311	295	2,902
Registration fees	32,247	12,199	15,967	8,852
Other	8,263	2,275	2,564	10,797

Total expenses before fee reductions	255,108	77,045	137,741	158,631
Fees contractually reduced by Investment Adviser	—	—	(27,228)	—
Fees voluntarily reduced by Investment Adviser	—	(112,574)	(13,465)	—

Net Expenses	255,108	(35,529)	97,048	158,631

Net Investment Income (Loss)	(211,298)	219,790	(91,095)	(91,185)

Net Realized/Unrealized Gains (Losses) from Investments:(a)
Net realized gains (losses) from investment securities and foreign currency transactions	6,871,855	493,940	1,941,921	19,552,882
Change in unrealized appreciation/depreciation on investments	383,956	(1,383,173)	(495,829)	(4,003,173)

Net realized/unrealized gains (losses) from investments and foreign currency transactions	7,255,811	(889,233)	1,446,092	15,549,709

Change In Net Assets Resulting From Operations	$7,044,513	$(669,443)	$1,354,997	$15,458,524

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2011 (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios(a)	$174,321	$490,000
Tax reclaims from Affiliated Portfolios(a)	(6,284)	—
Foreign tax withholding from Affiliated Portfolios(a)	(18,020)	(3,766)
Expenses from Affiliated Portfolios(a)	(78,330)	(211,948)

Total Investment Income (Loss)	71,687	274,286

Expenses:
Administration:
Class A Shares	1,252	2,790
Class B Shares	110	46
Class C Shares	15	20
Class I Shares	—	4,758
Distribution:
Class B Shares	3,593	1,491
Class C Shares	357	594
Shareholder Servicing:
Class A Shares	13,262	28,809
Class B Shares	1,198	497
Class C Shares	119	198
Accounting	19,000	24,391
Compliance Services	41	230
Printing	7,797	16,667
Transfer Agent	40,402	55,440
Trustee	134	722
Registration fees	16,066	19,753
Other	2,182	2,588

Total expenses before fee reductions	105,528	158,994
Fees contractually reduced by Investment Adviser	(71,604)	(31,117)
Fees voluntarily reduced by Investment Adviser	(8,780)	—

Net Expenses	25,144	127,877

Net Investment Income (Loss)	46,543	146,409

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment securities and foreign currency transactions	168,211	1,179,477
Change in unrealized appreciation/depreciation on investments	(580,771)	(592,842)

Net realized/unrealized gains from investments and foreign currency transactions	(412,560)	586,635

Change In Net Assets Resulting From Operations	$(366,017)	$733,044

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		International Equity Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$(211,298)	$(237,239)	$219,790	$2,871,032
Net realized gains (losses) from investments	6,871,855	2,754,614	493,940	(23,700,569)
Change in unrealized appreciation/depreciation on investments	383,956	8,698,898	(1,383,173)	10,508,917

Change in net assets resulting from operations	7,044,513	11,216,273	(669,443)	(10,320,620)

Dividends:
Net investment income:
Class I Shares	—	—	(2,314,948)	(2,826,752)

Net realized gains:
Change in net assets resulting from shareholder dividends	—	—	(2,314,948)	(2,826,752)

Change in net assets resulting from capital transactions	(582,610)	(1,368,340)	(314,850)	(153,327,685)

Change in net assets	6,461,903	9,847,933	(3,299,241)	(166,475,057)

Net Assets:
Beginning of period	67,323,101	57,475,168	13,767,085	180,242,142

End of period	$73,785,004	$67,323,101	$10,467,844	$13,767,085

Accumulated net investment income (loss)	$—	$—	$135,858	$2,214,566

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Growth Fund		International Equity Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,036,796	$1,474,696	$—	$—
Value of shares redeemed	(3,859,930)	(3,830,531)	—	—

Class A Shares capital transactions	(2,823,134)	(2,355,835)	—	—

Class B Shares:
Proceeds from shares issued	79,343	45,443	—	—
Value of shares redeemed	(448,436)	(1,185,170)	—	—

Class B Shares capital transactions	(369,093)	(1,139,727)	—	—

Class C Shares:
Proceeds from shares issued	81,604	37,690	—	—
Value of shares redeemed	(36,230)	(672)	—	—

Class C Shares capital transactions	45,374	37,018	—	—

Class I Shares:
Proceeds from shares issued	15,376,187	9,912,289	2,502,052	17,089,243
Dividends reinvested	—	—	1,694,111	2,134,231
Value of shares redeemed	(12,811,944)	(7,822,085)	(4,511,013)	(172,551,159)

Class I Shares capital transactions	2,564,243	2,090,204	(314,850)	(153,327,685)

Change in net assets resulting from capital transactions	$(582,610)	$(1,368,340)	$(314,850)	$(153,327,685)

SHARE TRANSACTIONS:
Class A Shares:
Issued	61,592	105,581	—	—
Redeemed	(232,059)	(278,015)	—	—

Change in Class A Shares	(170,467)	(172,434)	—	—

Class B Shares:
Issued	5,111	3,490	—	—
Redeemed	(29,395)	(93,088)	—	—

Change in Class B Shares	(24,284)	(89,598)	—	—

Class C Shares:
Issued	5,756	3,029	—	—
Redeemed	(2,539)	(54)	—	—

Change in Class C Shares	3,217	2,975	—	—

Class I Shares:
Issued	909,571	705,610	230,054	1,420,299
Reinvested	—	—	160,579	173,656
Redeemed	(765,583)	(563,535)	(416,558)	(15,335,841)

Change in Class I Shares	143,988	142,075	(25,925)	(13,741,886)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$(91,095)	$(125,276)	$(91,185)	$(505,560)
Net realized gains (losses) from investments	1,941,921	1,493,153	19,552,882	13,711,938
Change in unrealized appreciation/depreciation on investments	(495,829)	1,480,059	(4,003,173)	14,318,171

Change in net assets resulting from operations	1,354,997	2,847,936	15,458,524	27,524,549

Dividends:
Net realized gains:
Class A Shares	(183,592)	—	—	—
Class B Shares	(11,590)	—	—	—
Class C Shares	(6,561)	—	—	—
Class I Shares	—	—	(2,935,113)	—

Change in net assets resulting from shareholder dividends	(201,743)	—	(2,935,113)	—

Change in net assets resulting from capital transactions	(1,316,886)	(1,603,281)	(7,570,425)	(10,745,516)

Change in net assets	(163,632)	1,244,655	4,952,986	16,779,033

Net Assets:
Beginning of period	12,281,085	11,036,430	117,064,332	100,285,299

End of period	$12,117,453	$12,281,085	$122,017,318	$117,064,332

Accumulated net investment income (loss)	$—	$—	$—	$—

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,442,156	$958,979	$—	$—
Dividends reinvested	182,620	—	—	—
Value of shares redeemed	(3,824,914)	(1,934,533)	—	—

Class A Shares capital transactions	(1,200,138)	(975,554)	—	—

Class B Shares:
Proceeds from shares issued	53,441	64,053	—	—
Dividends reinvested	11,521	—	—	—
Value of shares redeemed	(249,484)	(692,276)	—	—

Class B Shares capital transactions	(184,522)	(628,223)	—	—

Class C Shares:
Proceeds from shares issued	97,064	15,200	—	—
Dividends reinvested	6,561	—	—	—
Value of shares redeemed	(35,851)	(14,704)	—	—

Class C Shares capital transactions	67,774	496	—	—

Class I Shares:
Proceeds from shares issued	—	—	18,642,358	15,064,090
Dividends reinvested	—	—	2,626,240	—
Value of shares redeemed	—	—	(28,839,023)	(25,809,606)

Class I Shares capital transactions	—	—	(7,570,425)	(10,745,516)

Change in net assets resulting from capital transactions	$(1,316,886)	$(1,603,281)	$(7,570,425)	$(10,745,516)

SHARE TRANSACTIONS:
Class A Shares:
Issued	210,382	111,213	—	—
Reinvested	17,099	—	—	—
Redeemed	(346,398)	(226,379)	—	—

Change in Class A Shares	(118,917)	(115,166)	—	—

Class B Shares:
Issued	5,840	8,548	—	—
Reinvested	1,296	—	—	—
Redeemed	(27,608)	(97,089)	—	—

Change in Class B Shares	(20,472)	(88,541)	—	—

Class C Shares:
Issued	10,495	2,110	—	—
Reinvested	723	—	—	—
Redeemed	(3,974)	(1,877)	—	—

Change in Class C Shares	7,244	233	—	—

Class I Shares:
Issued	—	—	1,309,527	1,318,081
Reinvested	—	—	187,589	—
Redeemed	—	—	(1,963,117)	(2,249,632)

Change in Class I Shares	—	—	(466,001)	(931,551)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$46,543	$61,975	$146,409	$153,770
Net realized gains (losses) from investments	168,211	(292,078)	1,179,477	222,525
Change in unrealized appreciation/depreciation on investments	(580,771)	543,769	(592,842)	3,453,894

Change in net assets resulting from operations	(366,017)	313,666	733,044	3,830,189

Dividends:
Net investment income:
Class A Shares	(176,658)	(97,964)	(27,990)	(47,448)
Class B Shares	(16,000)	(10,236)	—	—
Class C Shares	(1,236)	(616)	—	—
Class I Shares	—	—	(100,541)	(115,714)

Change in net assets resulting from shareholder dividends	(193,894)	(108,816)	(128,531)	(163,162)

Change in net assets resulting from capital transactions	(538,111)	(981,210)	(4,129,390)	(1,252,262)

Change in net assets	(1,098,022)	(776,360)	(3,524,877)	2,414,765

Net Assets:
Beginning of period	6,182,168	6,958,528	32,431,296	30,016,531

End of period	$5,084,146	$6,182,168	$28,906,419	$32,431,296

Accumulated net investment income (loss)	$44,984	$176,079	$13,545	$—

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$372,726	$583,913	$469,184	$710,206
Dividends reinvested	169,153	97,142	27,155	47,084
Value of shares redeemed	(867,901)	(1,265,995)	(2,398,851)	(2,905,337)

Class A Shares capital transactions	(326,022)	(584,940)	(1,902,512)	(2,148,047)

Class B Shares:
Proceeds from shares issued	7,780	18,410	12,674	9,750
Dividends reinvested	15,932	10,191	—	—
Value of shares redeemed	(227,464)	(421,250)	(118,847)	(270,952)

Class B Shares capital transactions	(203,752)	(392,649)	(106,173)	(261,202)

Class C Shares:
Proceeds from shares issued	—	—	—	110
Dividends reinvested	1,236	616	—	—
Value of shares redeemed	(9,573)	(4,237)	(20,225)	(850)

Class C Shares capital transactions	(8,337)	(3,621)	(20,225)	(740)

Class I Shares:
Proceeds from shares issued	—	—	3,676,980	4,792,318
Dividends reinvested	—	—	90,296	104,270
Value of shares redeemed	—	—	(5,867,756)	(3,738,861)

Class I Shares capital transactions	—	—	(2,100,480)	1,157,727

Change in net assets resulting from capital transactions	$(538,111)	$(981,210)	$(4,129,390)	$(1,252,262)

SHARE TRANSACTIONS:
Class A Shares:
Issued	90,185	145,520	35,965	60,743
Reinvested	41,057	23,521	2,097	4,327
Redeemed	(207,456)	(312,739)	(187,123)	(255,968)

Change in Class A Shares	(76,214)	(143,698)	(149,061)	(190,898)

Class B Shares:
Issued	2,090	5,508	1,090	870
Reinvested	4,401	2,807	—	—
Redeemed	(61,267)	(118,364)	(9,645)	(25,045)

Change in Class B Shares	(54,776)	(110,049)	(8,555)	(24,175)

Class C Shares:
Reinvested	315	156	—	—
Redeemed	(2,374)	(1,132)	(1,887)	(80)

Change in Class C Shares	(2,059)	(976)	(1,887)	(80)

Class I Shares:
Issued	—	—	286,864	418,459
Reinvested	—	—	6,992	9,616
Redeemed	—	—	(462,572)	(330,213)

Change in Class I Shares	—	—	(168,716)	97,862

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$14.86	— (d)	4.23	4.23	(0.01)	(1.13)	(1.14)	$17.95
Year Ended October 31, 2008	17.95	(0.05)	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55
Year Ended October 31, 2009	10.55	(0.04)	2.03	1.99	—	—	—	12.54
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	—	15.02
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59

CLASS B SHARES
Year Ended October 31, 2007	$14.17	(0.11)	3.99	3.88	—	(1.13)	(1.13)	$16.92
Year Ended October 31, 2008	16.92	(0.16)	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85
Year Ended October 31, 2009	9.85	(0.10)	1.85	1.75	—	—	—	11.60
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	—	13.80
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13

CLASS C SHARES
Year Ended October 31, 2007	$14.24	(0.11)	4.02	3.91	—	(1.13)	(1.13)	$17.02
Year Ended October 31, 2008	17.02	(0.16)	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91
Year Ended October 31, 2009	9.91	(0.12)	1.89	1.77	—	—	—	11.68
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	—	13.89
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23

CLASS I SHARES
Year Ended October 31, 2007	$14.90	0.03	4.24	4.27	(0.02)	(1.13)	(1.15)	$18.02
Year Ended October 31, 2008	18.02	(0.02)	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62
Year Ended October 31, 2009	10.62	(0.01)	2.04	2.03	—	—	—	12.65
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	—	15.19
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	30.45	%(e)	$30,858	1.11	%(e)	(0.03	)%(e)	1.22%	57%
Year Ended October 31, 2008	(38.23	)%(f)	17,180	1.20%		(0.36)%		1.22%	158%
Year Ended October 31, 2009	18.86	%(g)	15,896	1.20%		(0.33)%		1.31%	66%
Year Ended October 31, 2010	19.78	%(h)(i)	16,452	1.20%		(0.54	)%(i)	1.23%	89%
Year Ended October 31, 2011	10.45	%(j)	15,349	1.18%		(0.45)%		1.18%	56%

CLASS B SHARES
Year Ended October 31, 2007	29.43	%(e)	$1,630	1.86	%(e)	(0.78	)%(e)	1.98%	57%
Year Ended October 31, 2008	(38.62	)%(f)	2,839	1.95%		(1.20)%		1.96%	158%
Year Ended October 31, 2009	17.87	%(g)	2,059	1.95%		(1.06)%		2.06%	66%
Year Ended October 31, 2010	18.97	%(h)(i)	1,213	1.95%		(1.28	)%(i)	1.98%	89%
Year Ended October 31, 2011	9.64	%(j)	962	1.93%		(1.19)%		1.93%	56%

CLASS C SHARES
Year Ended October 31, 2007	29.49	%(e)	$98	1.86	%(e)	(0.79	)%(e)	1.96%	57%
Year Ended October 31, 2008	(38.63	)%(f)	72	1.95%		(1.13)%		1.97%	158%
Year Ended October 31, 2009	17.86	%(g)	120	1.95%		(1.12)%		2.05%	66%
Year Ended October 31, 2010	18.92	%(h)(i)	184	1.95%		(1.30	)%(i)	1.99%	89%
Year Ended October 31, 2011	9.65	%(j)	251	1.94%		(1.21)%		1.94%	56%

CLASS I SHARES
Year Ended October 31, 2007	30.73	%(e)	$30,295	0.87	%(e)	0.20	%(e)	0.96%	57%
Year Ended October 31, 2008	(38.07	)%(f)	38,868	0.95%		(0.16)%		0.97%	158%
Year Ended October 31, 2009	19.11	%(g)	39,400	0.95%		(0.08)%		1.06%	66%
Year Ended October 31, 2010	20.08	%(h)(i)	49,474	0.95%		(0.30	)%(i)	0.99%	89%
Year Ended October 31, 2011	10.80	%(j)	57,222	0.94%		(0.22)%		0.94%	56%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales or redemption charges.

(c)

Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Represents less than $0.005 or $(0.005).

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2008, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2009, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(j)

During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2007	$22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	$24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73
Year Ended October 31, 2009	10.73	0.28	2.31	2.59	(0.54)	(0.62)	(1.16)	12.16
Year Ended October 31, 2010	12.16	2.25	(1.53)	0.72	(0.19)	—	(0.19)	12.69
Year Ended October 31, 2011	12.69	0.26	(0.87)	(0.61)	(2.19)	—	(2.19)	9.89

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(b)

CLASS I SHARES
Year Ended October 31, 2007	25.41	%(c)(d)	$385,717	0.87	%(c)	2.15	%(c)	0.89%	26%
Year Ended October 31, 2008	(51.92)%		161,053	0.84%		2.69%		0.84%	29%
Year Ended October 31, 2009	27.90%		180,242	0.97%		2.27%		0.97%	58%
Year Ended October 31, 2010	5.99	%(e)(f)	13,767	0.87%		2.27	%(f)	0.90%	63%
Year Ended October 31, 2011	(5.91)%		10,468	1.00%		1.75%		1.89%	178	%(g)

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(a)	Total return calculations do not include any sales or redemption charges.

(b)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets.

(c)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.02% for Class I Shares.

(d)

During the year ended October 31, 2007, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18% for Class I Shares.

(e)

During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.32% for Class I Shares.

(f)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and total return was 0.01% and 0.06%, respectively, for Class I Shares.

(g)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio, in which the Fund invests all of its investable assets, changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historical rates.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$14.29	(0.16)	4.01	3.85	(1.73)	(1.73)	$16.41
Year Ended October 31, 2008	16.41	(0.12)	(4.04)	(4.16)	(5.16)	(5.16)	7.09
Year Ended October 31, 2009	7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	7.56
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63

CLASS B SHARES
Year Ended October 31, 2007	$13.25	(0.25)	3.67	3.42	(1.73)	(1.73)	$14.94
Year Ended October 31, 2008	14.94	(0.18)	(3.50)	(3.68)	(5.16)	(5.16)	6.10
Year Ended October 31, 2009	6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	6.37
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80

CLASS C SHARES
Year Ended October 31, 2007	$13.38	(0.26)	3.72	3.46	(1.73)	(1.73)	$15.11
Year Ended October 31, 2008	15.11	(0.17)	(3.57)	(3.74)	(5.16)	(5.16)	6.21
Year Ended October 31, 2009	6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	6.49
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	30.28	%(d)	$15,057	1.52	%(d)	(1.13	)%(d)	1.77%	69%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%		1.82%	80%
Year Ended October 31, 2009	14.85%		9,687	1.55%		(1.02)%		2.30%	65%
Year Ended October 31, 2010	27.91	%(e)(f)	11,282	1.55%		(1.00	)%(f)	2.07%	68%
Year Ended October 31, 2011	11.59	%(g)	11,145	1.55%		(0.62)%		1.85%	69%

CLASS B SHARES
Year Ended October 31, 2007	29.30	%(d)	$4,928	2.26	%(d)	(1.91	)%(d)	2.52%	69%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%		2.58%	80%
Year Ended October 31, 2009	13.92%		1,082	2.30%		(1.77)%		3.10%	65%
Year Ended October 31, 2010	27.00	%(e)(f)	658	2.30%		(1.78	)%(f)	2.86%	68%
Year Ended October 31, 2011	10.75	%(g)	536	2.30%		(1.36)%		2.64%	69%

CLASS C SHARES
Year Ended October 31, 2007	29.32	%(d)	$334	2.27	%(d)	(1.91	)%(d)	2.50%	69%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%		2.58%	80%
Year Ended October 31, 2009	13.83%		267	2.30%		(1.78)%		3.08%	65%
Year Ended October 31, 2010	27.12	%(e)(f)	341	2.30%		(1.75	)%(f)	2.86%	68%
Year Ended October 31, 2011	10.79	%(g)	437	2.30%		(1.38)%		2.64%	69%

*	The per share amounts and percentages reflect income and expense assuming the inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales or redemption charges.

(c)

Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.03%, 0.04% and 0.03% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2007	$17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	$18.94
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	8.91
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(b)

CLASS I SHARES
Year Ended October 31, 2007	29.42	%(c)	$176,593	0.96	%(c)	(0.60	)%(c)	1.03%	69%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80%
Year Ended October 31, 2009	15.47%		100,285	1.02%		(0.50)%		1.02%	65%
Year Ended October 31, 2010	28.60	%(d)(e)	117,064	1.01%		(0.46	)%(e)	1.01%	68%
Year Ended October 31, 2011	12.25	%(f)	122,017	1.01%		(0.07)%		1.01%	69%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(a)	Total return calculations do not include any sales or redemption charges.

(b)	Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets.

(c)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.07% for the Class I Shares.

(d)

During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.

(e)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.

(f)

During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$18.85	0.22		3.92	4.14	(0.40)	(2.11)	(2.51)	$20.48
Year Ended October 31, 2008	20.48	0.24		(9.41)	(9.17)	(0.15)	(3.31)	(3.46)	7.85
Year Ended October 31, 2009	7.85	0.06		0.47	0.53	(0.49)	(3.79)	(4.28)	4.10
Year Ended October 31, 2010	4.10	0.04		0.17	0.21	(0.07)	—	(0.07)	4.24
Year Ended October 31, 2011	4.24	0.04		(0.32)	(0.28)	(0.14)	—	(0.14)	3.82

CLASS B SHARES
Year Ended October 31, 2007	$18.00	0.10		3.70	3.80	(0.27)	(2.11)	(2.38)	$19.42
Year Ended October 31, 2008	19.42	0.14		(8.86)	(8.72)	(0.03)	(3.31)	(3.34)	7.36
Year Ended October 31, 2009	7.36	0.03		0.37	0.40	(0.38)	(3.79)	(4.17)	3.59
Year Ended October 31, 2010	3.59	0.01		0.15	0.16	(0.04)	—	(0.04)	3.71
Year Ended October 31, 2011	3.71	—	(g)	(0.27)	(0.27)	(0.11)	—	(0.11)	3.33

CLASS C SHARES
Year Ended October 31, 2007	$18.37	0.11		3.80	3.91	(0.23)	(2.11)	(2.34)	$19.94
Year Ended October 31, 2008	19.94	0.15		(9.15)	(9.00)	(0.02)	(3.31)	(3.33)	7.61
Year Ended October 31, 2009	7.61	0.03		0.43	0.46	(0.39)	(3.79)	(4.18)	3.89
Year Ended October 31, 2010	3.89	0.01		0.16	0.17	(0.04)	—	(0.04)	4.02
Year Ended October 31, 2011	4.02	—	(g)	(0.30)	(0.30)	(0.10)	—	(0.10)	3.62

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	24.19	%(d)	$16,078	1.62	%(d)	1.15	%(d)	1.64%	26%
Year Ended October 31, 2008	(52.63)%		6,645	1.70%		1.75%		1.81%	29%
Year Ended October 31, 2009	23.99%		5,939	1.70%		1.56%		2.52%	58%
Year Ended October 31, 2010	5.17	%(e)(f)	5,541	1.70%		1.10	%(f)	2.71%	63%
Year Ended October 31, 2011	(6.90)%		4,698	1.70%		0.86%		3.08%	178	%(h)

CLASS B SHARES
Year Ended October 31, 2007	23.26	%(d)	$3,698	2.37	%(d)	0.59	%(d)	2.40%	26%
Year Ended October 31, 2008	(52.97)%		1,249	2.45%		1.05%		2.56%	29%
Year Ended October 31, 2009	23.03%		962	2.45%		0.79%		3.28%	58%
Year Ended October 31, 2010	4.52	%(e)(f)	585	2.45%		0.28	%(f)	3.44%	63%
Year Ended October 31, 2011	(7.63)%		343	2.45%		0.10%		3.81%	178	%(h)

CLASS C SHARES
Year Ended October 31, 2007	23.39	%(d)	$147	2.30	%(d)	0.59	%(d)	2.32%	26
Year Ended October 31, 2008	(52.96)%		58	2.45%		1.12%		2.57%	29%
Year Ended October 31, 2009	23.01%		58	2.45%		0.92%		3.28%	58%
Year Ended October 31, 2010	4.43	%(e)(f)	56	2.45%		0.33	%(f)	3.46%	63%
Year Ended October 31, 2011	(7.56)%		43	2.45%		0.12%		3.83%	178	%(h)

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales or redemption charges.

(c)

Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.02%, 0.03% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.34%, 0.34% and 0.34% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)	Represents less than $0.005 or $(0.005).

(h)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio, in which the Fund invests all of its investable assets, changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historical rates.

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$16.72	0.14	1.38	1.52	(0.13)	(1.57)	(1.70)	$16.54
Year Ended October 31, 2008	16.54	0.13	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94
Year Ended October 31, 2009	8.94	0.09	1.64	1.73	(0.11)	—	(0.11)	10.56
Year Ended October 31, 2010	10.56	0.03	1.34	1.37	(0.04)	—	(0.04)	11.89
Year Ended October 31, 2011	11.89	0.04	0.15	0.19	(0.03)	—	(0.03)	12.05

CLASS B SHARES
Year Ended October 31, 2007	$16.08	0.02	1.32	1.34	(0.02)	(1.57)	(1.59)	$15.83
Year Ended October 31, 2008	15.83	0.03	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53
Year Ended October 31, 2009	8.53	0.04	1.54	1.58	(0.03)	—	(0.03)	10.08
Year Ended October 31, 2010	10.08	(0.04)	1.28	1.24	—	—	—	11.32
Year Ended October 31, 2011	11.32	(0.05)	0.13	0.08	—	—	—	11.40

CLASS C SHARES
Year Ended October 31, 2007	$16.18	0.02	1.32	1.34	(0.01)	(1.57)	(1.58)	$15.94
Year Ended October 31, 2008	15.94	0.03	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60
Year Ended October 31, 2009	8.60	0.02	1.57	1.59	(0.04)	—	(0.04)	10.15
Year Ended October 31, 2010	10.15	(0.04)	1.28	1.24	—	—	—	11.39
Year Ended October 31, 2011	11.39	(0.05)	0.14	0.09	—	—	—	11.48

CLASS I SHARES
Year Ended October 31, 2007	$16.70	0.18	1.38	1.56	(0.17)	(1.57)	(1.74)	$16.52
Year Ended October 31, 2008	16.52	0.16	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93
Year Ended October 31, 2009	8.93	0.11	1.63	1.74	(0.13)	—	(0.13)	10.54
Year Ended October 31, 2010	10.54	0.06	1.34	1.40	(0.07)	—	(0.07)	11.87
Year Ended October 31, 2011	11.87	0.06	0.16	0.22	(0.06)	—	(0.06)	12.03

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	9.77	%(d)	$27,225	1.11	%(d)	0.84	%(d)	1.25%	19%
Year Ended October 31, 2008	(40.46	)%(e)	14,881	1.20%		0.99%		1.23%	25%
Year Ended October 31, 2009	19.59	%(f)	12,742	1.20%		0.91%		1.40%	20%
Year Ended October 31, 2010	13.05	%(g)(h)	12,085	1.20%		0.36	%(h)	1.34%	26%
Year Ended October 31, 2011	1.58	%(i)	10,445	1.20%		0.30%		1.29%	24%

CLASS B SHARES
Year Ended October 31, 2007	8.92	%(d)	$1,772	1.87	%(d)	0.10	%(d)	2.00%	19%
Year Ended October 31, 2008	(40.89	)%(e)	717	1.95%		0.24%		1.98%	25%
Year Ended October 31, 2009	18.63	%(f)	466	1.95%		0.23%		2.14%	20%
Year Ended October 31, 2010	12.30	%(g)(h)	250	1.95%		(0.34	)%(h)	2.08%	26%
Year Ended October 31, 2011	0.71	%(i)	154	1.95%		(0.43)%		2.05%	24%

CLASS C SHARES
Year Ended October 31, 2007	8.95	%(d)	$126	1.87	%(d)	0.11	%(d)	1.99%	19%
Year Ended October 31, 2008	(40.89	)%(e)	66	1.95%		0.24%		1.98%	25%
Year Ended October 31, 2009	18.60	%(f)	71	1.95%		0.12%		2.14%	20%
Year Ended October 31, 2010	12.32	%(g)(h)	79	1.95%		(0.40	)%(h)	2.10%	26%
Year Ended October 31, 2011	0.79	%(i)	58	1.95%		(0.44)%		2.05%	24%

CLASS I SHARES
Year Ended October 31, 2007	10.04	%(d)	$28,692	0.87	%(d)	1.07	%(d)	0.99%	19%
Year Ended October 31, 2008	(40.29	)%(e)	17,779	0.95%		1.24%		0.98%	25%
Year Ended October 31, 2009	19.82	%(f)	16,737	0.95%		1.16%		1.15%	20%
Year Ended October 31, 2010	13.35	%(g)(h)	20,018	0.95%		0.60	%(h)	1.10%	26%
Year Ended October 31, 2011	1.83	%(i)	18,249	0.95%		0.55%		1.05%	24%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales or redemption charges.

(c)

Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.09%, 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(e)

During the year ended October 31, 2008, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22% and 0.22% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2009, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2011, the Trust is comprised of 16 separate operational funds and the Advisor Trust is comprised of 2 separate operational funds, each a series of the HSBC Investor Family of Funds, which also includes the HSBC Investor Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following 6 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust

HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Equity Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on October 31, 2011(%)

Growth Fund	HSBC Investor Growth Portfolio	70.7
International Equity Fund	HSBC Investor International Equity Portfolio	27.7
Opportunity Fund	HSBC Investor Opportunity Portfolio	8.6
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	86.4
Overseas Equity Fund	HSBC Investor International Equity Portfolio	13.7
Value Fund	HSBC Investor Value Portfolio	57.5

          The HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The International Equity Fund and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Opportunity Fund and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

34	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          Under the Trusts’ organizational documents, the Trusts’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund and Overseas Equity Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets
• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the Notes to Financial Statements of the Portfolios included in this report.

For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the Funds’ investments based upon three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Growth Fund
Investment Securities:
Affiliated Porfolios(a)	—	74,428,486	—	74,428,486

Total Investment Securities	—	74,428,486	—	74,428,486

International Equity Fund
Investment Securities:
Affiliated Porfolios(a)	—	10,101,015	—	10,101,015

Total Investment Securities	—	10,101,015	—	10,101,015

Opportunity Fund
Investment Securities:
Affiliated Porfolios(a)	—	12,166,754	—	12,166,754

Total Investment Securities	—	12,166,754	—	12,166,754

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Porfolio(a)	—	122,129,683	—	122,129,683

Total Investment Securities	—	122,129,683	—	122,129,683

36	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Overseas Equity Fund
Investment Securities:
Affiliated Porfolios(a)	—	4,997,275	—	4,997,275

Total Investment Securities	—	4,997,275	—	4,997,275

Value Fund
Investment Securities:
Affiliated Porfolios(a)	—	28,953,783	—	28,953,783

Total Investment Securities	—	28,953,783	—	28,953,783

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 from the valuation inputs used on October 31, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds of the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate above subject to certain reductions associated with services provided to new funds. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual

HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

          Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the year ended October 31, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2011, Foreside, as Distributor, also received $860,347, $710,976 and $88,648 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $60, $12 and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

38	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually limit, through March 1, 2012, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation(%)

Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10
Overseas Equity Fund	A	1.85
Overseas Equity Fund	B	2.60
Overseas Equity Fund	C	2.60
Value Fund	A	1.20
Value Fund	B	1.95
Value Fund	C	1.95
Value Fund	I	0.95

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2011, the repayments that may potentially be made by the Funds are as follows:

Fund	2014($)*	2013($)*	2012($)*

Growth Fund	—	22,001	56,048
Opportunity Fund	27,228	49,041	65,792
Overseas Equity Fund	71,604	53,391	45,169
Value Fund	31,117	45,129	55,991

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

          HSBC has agreed to voluntarily limit the annual total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses of the International Equity Fund. The expense limitation is based on average daily net assets for any full fiscal year as follows:

Fund	Class	Current Voluntarily Expense Limitation(%)

International Equity Fund	I	1.00

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/ reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

5.	Investment Transactions:

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2011 totaled:

Fund	Contributions($)	Withdrawals($)

Growth Fund	9,616,785	9,780,253
International Equity Fund	2,035,084	4,096,787
Opportunity Fund	1,985,565	3,586,001
Opportunity Fund (Advisor)	10,964,459	21,579,325
Overseas Equity Fund	229,768	1,001,551
Value Fund	2,657,241	6,969,142

6.	Federal Income Tax Information:

The tax character of dividends paid by the Funds for the year ended October 31, 2011 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund	2,314,948	—	2,314,948
Opportunity Fund	—	201,743	201,743
Opportunity Fund (Advisor)	—	2,935,113	2,935,113
Overseas Equity Fund	193,894	—	193,894
Value Fund	128,531	—	128,531

The tax character of dividends paid by the Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund	2,826,752	—	2,826,752
Opportunity Fund	—	—	—
Opportunity Fund (Advisor)	—	—	—
Overseas Equity Fund	108,816	—	108,816
Value Fund	163,162	—	163,162

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Growth Fund	$—	$—	$—	$—	$—	$(3,269,773)	$13,095,032	$9,825,259
International Equity Fund	135,780	—	—	135,780	—	(70,926,099)	(905,552)	(71,695,871)
Opportunity Fund	122,612	—	1,645,882	1,768,494	—	—	899,709	2,668,203
Opportunity Fund (Advisor)	2,322,165	—	16,364,138	18,686,303	—	—	9,543,895	28,230,198
Overseas Equity Fund	44,945	—	—	44,945	—	(1,007,033)	(363,892)	(1,325,980)
Value Fund	13,545	—	—	13,545	—	(4,342,222)	234,435	(4,094,242)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

40	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          As of October 31, 2011, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount($)	Expires

Growth Fund	3,269,773	2017
International Equity Fund	58,856,263	2017
International Equity Fund	12,069,836	2018
Overseas Fund	1,007,033	2017
Value Fund	3,027,465	2016
Value Fund	1,314,757	2017

For the year October 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)

Growth Fund	6,478,476
International Equity Fund	527,713
Overseas Fund	176,068
Value Fund	1,134,094

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax year ending October 31, 2012. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the RIC Modernization Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the RIC Modernization Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

          The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8.	Subsequent Event:

          The Boards of Trustees of HSBC Investor Funds and HSBC Advisor Funds Trust approved Plans of Liquidation to close the HSBC Investor Value Fund, HSBC Investor International Equity Fund, and HSBC Investor Overseas Equity Fund and provide for their orderly liquidation on or about December 31, 2011.

HSBC INVESTOR FAMILY OF FUNDS	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Funds
HSBC Advisor Funds Trust:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Growth Fund, HSBC Investor International Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor Opportunity Fund (Advisor), HSBC Investor Overseas Equity Fund and HSBC Investor Value Fund (the Funds), and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian or broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

42	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited):

          For the year ended October 31, 2011, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Value Fund	100.00%

          The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2011 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense

International Equity Fund	0.31	0.02
Overseas Equity Fund	0.12	0.02

          The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

          For the year ended October 31, 2011, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV:

Fund	Qualified Dividend Income

International Equity Fund	100.00%
Overseas Fund	78.77%
Value Fund	100.00%

HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 - 10/31/11	Annualized Expense Ratio During Period 5/1/11 - 10/31/11

Growth Fund	Class A Shares	$1,000.00	$927.30	$5.73	1.18%
	Class B Shares	1,000.00	923.70	9.36	1.93%
	Class C Shares	1,000.00	924.20	9.36	1.93%
	Class I Shares	1,000.00	928.80	4.52	0.93%
International Equity Fund	Class I Shares	1,000.00	838.80	4.63	1.00%
Opportunity Fund	Class A Shares	1,000.00	858.00	7.26	1.55%
	Class B Shares	1,000.00	854.40	10.75	2.30%
	Class C Shares	1,000.00	854.40	10.75	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	860.70	4.69	1.00%
Overseas Equity Fund	Class A Shares	1,000.00	830.40	7.84	1.70%
	Class B Shares	1,000.00	826.30	11.28	2.45%
	Class C Shares	1,000.00	826.50	11.28	2.45%
Value Fund	Class A Shares	1,000.00	872.00	5.66	1.20%
	Class B Shares	1,000.00	868.20	9.18	1.95%
	Class C Shares	1,000.00	868.40	9.18	1.95%
	Class I Shares	1,000.00	873.00	4.48	0.95%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

44	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 - 10/31/11	Annualized Expense Ratio During Period 5/1/11 - 10/31/11

Growth Fund	Class A Shares	$1,000.00	$1,019.26	$6.01	1.18%
	Class B Shares	1,000.00	1,015.48	9.80	1.93%
	Class C Shares	1,000.00	1,015.48	9.80	1.93%
	Class I Shares	1,000.00	1,020.52	4.74	0.93%
International Equity Fund	Class I Shares	1,000.00	1,020.16	5.09	1.00%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,020.16	5.09	1.00%
Overseas Equity Fund	Class A Shares	1,000.00	1,016.64	8.64	1.70%
	Class B Shares	1,000.00	1,012.85	12.43	2.45%
	Class C Shares	1,000.00	1,012.85	12.43	2.45%
Value Fund	Class A Shares	1,000.00	1,019.16	6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	45

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited)

A Special Meeting of Shareholders

          A special meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

          Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck

Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho

Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang

Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow

Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards

Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely

Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%

TOTAL	9,273,790,748.270	50.137%	100.000%

46	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited) (concluded)

A Special Meeting of Shareholders

          A meeting of shareholders of the HSBC Advisor Funds Trust was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

          Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck

Affirmative	7,601,032.186	73.262%	99.969%
Withhold	2,386.905	.023%	.031%

TOTAL	7,603,419.091	73.285%	100.000%

	Sylvia Coutinho

Affirmative	7,601,032.186	73.262%	99.969%
Withhold	2,386.905	.023%	.031%

TOTAL	7,603,419.091	73.285%	100.000%

	Susan S. Huang

Affirmative	7,601,032.186	73.262%	99.969%
Withhold	2,386.905	.023%	.031%

TOTAL	7,603,419.091	73.285%	100.000%

	Alan S. Parsow

Affirmative	7,594,783.385	73.202%	99.886%
Withhold	8,635.706	.083%	.114%

TOTAL	7,603,419.091	73.285%	100.000%

	Thomas F. Robards

Affirmative	7,594,783.385	73.202%	99.886%
Withhold	8,635.706	.083%	.114%

TOTAL	7,603,419.091	73.285%	100.000%

	Michael Seely

Affirmative	7,594,783.385	73.202%	99.886%
Withhold	8,635.706	.083%	.114%

TOTAL	7,603,419.091	73.285%	100.000%

HSBC INVESTOR FAMILY OF FUNDS	47

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—96.6%

	Shares	Value($)

Aerospace & Defense – 1.8%
United Technologies Corp.	24,600	1,918,308

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	15,650	1,086,579

Auto Components – 1.4%
BorgWarner, Inc. (a)	18,800	1,438,012

Biotechnology – 2.1%
Biogen Idec, Inc. (a)	7,800	907,608
Celgene Corp. (a)	20,500	1,329,015

		2,236,623

Capital Markets – 2.3%
Franklin Resources, Inc.	14,600	1,556,798
TD Ameritrade Holding Corp.	49,800	835,644

		2,392,442

Chemicals – 3.4%
Ecolab, Inc.	25,600	1,378,304
Monsanto Co.	30,200	2,197,050

		3,575,354

Communications Equipment – 3.1%
QUALCOMM, Inc.	63,400	3,271,440

Computers & Peripherals – 8.0%
Apple, Inc. (a)	12,195	4,936,292
EMC Corp. (a)	108,900	2,669,139
NetApp, Inc. (a)	21,300	872,448

		8,477,879

Construction & Engineering – 1.5%
Fluor Corp.	27,300	1,552,005

Diversified Financial Services – 3.1%
CME Group, Inc.	3,600	992,016
IntercontinentalExchange, Inc. (a)	10,500	1,363,740
JPMorgan Chase & Co.	26,700	928,092

		3,283,848

Energy Equipment & Services – 4.9%
FMC Technologies, Inc. (a)	50,500	2,263,410
Schlumberger Ltd.	39,400	2,894,718

		5,158,128

Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	14,500	1,207,125

Food Products – 1.3%
General Mills, Inc.	24,600	947,838
Green Mountain Coffee Roasters, Inc. (a)	5,800	377,116

		1,324,954

Health Care Equipment & Supplies – 3.4%
Edwards Lifesciences Corp. (a)	18,900	1,425,438
Intuitive Surgical, Inc. (a)	2,500	1,084,650
Varian Medical Systems, Inc. (a)	17,700	1,039,344

		3,549,432

Common Stocks, continued

	Shares	Value($)

Health Care Providers & Services – 3.9%
Express Scripts, Inc. (a)	26,050	1,191,266
UnitedHealth Group, Inc.	61,700	2,960,983

		4,152,249

Health Care Technology – 0.8%
Cerner Corp. (a)	14,000	888,020

Hotels, Restaurants & Leisure – 5.2%
Ctrip.com International Ltd. ADR (a)	26,600	927,276
Las Vegas Sands Corp. (a)	44,300	2,079,885
Starbucks Corp.	33,500	1,418,390
Yum! Brands, Inc.	19,300	1,033,901

		5,459,452

Internet & Catalog Retail – 4.5%
Amazon.com, Inc. (a)	11,850	2,530,094
Priceline.com, Inc. (a)	4,360	2,213,659

		4,743,753

Internet Software & Services – 6.1%
Baidu, Inc. ADR (a)	14,925	2,092,187
Google, Inc., Class A (a)	5,530	3,277,299
VeriSign, Inc.	34,400	1,103,896

		6,473,382

IT Services – 5.9%
Cognizant Technology Solutions Corp. (a)	40,900	2,975,475
Visa, Inc., Class A	34,400	3,208,144

		6,183,619

Machinery – 5.6%
Danaher Corp.	65,400	3,162,090
Deere & Co.	21,800	1,654,620
Illinois Tool Works, Inc.	21,900	1,064,997

		5,881,707

Metals & Mining – 0.9%
Cliffs Natural Resources, Inc.	14,000	955,080

Oil, Gas & Consumable Fuels – 5.3%
Concho Resources, Inc. (a)	20,500	1,941,760
Occidental Petroleum Corp.	22,700	2,109,738
Peabody Energy Corp.	22,800	988,836
Range Resources Corp.	8,600	592,024

		5,632,358

Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	10,800	1,063,260

Pharmaceuticals – 2.2%
Perrigo Co.	10,200	920,856
Shire plc ADR	14,700	1,386,210

		2,307,066

Road & Rail – 3.4%
Union Pacific Corp.	35,500	3,534,735

Semiconductors & Semiconductor Equipment – 0.7%
Altera Corp.	18,800	712,896

48	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Common Stocks, continued

	Shares	Value($)

Software – 7.1%
Citrix Systems, Inc. (a)	22,400	1,631,392
Intuit, Inc.	22,200	1,191,474
Oracle Corp.	82,800	2,713,356
Salesforce.com, Inc. (a)	14,300	1,904,331

		7,440,553

Specialty Retail – 2.2%
Abercrombie & Fitch Co., Class A	17,100	1,272,240
O’Reilly Automotive, Inc. (a)	13,600	1,034,280

		2,306,520

Textiles, Apparel & Luxury Goods – 1.5%
Ralph Lauren Corp.	10,000	1,587,900

Wireless Telecommunication Services – 1.9%
American Tower Corp., Class A (a)	35,500	1,956,050

TOTAL COMMON STOCKS (COST $81,911,442)		101,750,729

Investment Company—1.2%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	1,233,908	1,233,908

TOTAL INVESTMENT COMPANY (COST $1,233,908)		1,233,908

TOTAL INVESTMENT SECURITIES (COST $83,145,350) — 97.8%		102,984,637

Percentages indicated are based on net assets of $105,288,887.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	49

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—99.4%

	Shares	Value($)

Australia – 4.0%
Coca-Cola Amatil Ltd.	38,743	500,031
GPT Group	84,034	277,284
Leighton Holdings Ltd.	17,989	408,584
Sonic Healthcare Ltd.	24,041	277,749

		1,463,648

Belgium – 1.9%
Anheuser-Busch InBev NV	12,246	679,022

Brazil – 1.3%
Companhia Energetica de Sao Paulo, Preferred B Shares	11,500	199,583
PDG Realty SA	65,000	287,038

		486,621

Canada – 1.6%
Yamana Gold, Inc.	39,900	597,303

China – 1.1%
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd., Class H	171,820	248,592
Minth Group Ltd.	148,000	153,564

		402,156

Finland – 1.2%
Fortum Oyj	18,278	444,792

France – 5.2%
Alstom SA	9,180	341,797
Carrefour SA	7,729	204,466
Compagnie Generale des Establissements Michelin, B Shares	4,000	289,601
Safran SA	11,440	373,533
Total SA	7,200	375,624
Vinci SA	6,359	311,792

		1,896,813

Germany – 7.3%
Deutsche Post AG	29,737	451,004
E.ON AG	14,971	360,068
Fresenius SE & Co. KGaA	6,047	593,665
Henkel AG & Co. KGaA	7,985	389,852
SAP AG	9,050	547,159
Volkswagen AG, Preferred	1,800	313,426

		2,656,082

Hong Kong – 2.6%
Guangdong Investment Ltd.	494,000	297,389
Huabao International Holdings Ltd.	314,900	200,048
New World Development Co. Ltd.	188,000	198,054
The Wharf Holdings Ltd.	45,300	240,968

		936,459

Indonesia – 1.6%
PT Bank Negara Indonesia (Persero) Tbk	611,000	273,905
PT Bumi Resources Tbk	1,154,000	301,507

		575,412

Common Stocks, continued

	Shares	Value($)

Ireland (Republic of) – 0.9%
Accenture plc, Class A	5,300	319,378

Israel – 2.3%
Israel Chemicals Ltd.	27,683	328,708
Teva Pharmaceutical Industries Ltd. ADR	12,900	526,965

		855,673

Italy – 1.9%
Intesa Sanpaolo SpA	184,064	324,828
Telecom Italia SpA	290,852	361,851

		686,679

Japan – 17.6%
Asahi Kasei Corp.	67,000	397,434
Bridgestone Corp.	16,000	375,249
Canon, Inc.	10,100	458,635
East Japan Railway Co.	10,100	612,503
Hitachi Ltd.	74,000	396,615
Honda Motor Co. Ltd.	21,200	634,122
JX Holdings, Inc.	83,300	485,337
Mitsui & Co. Ltd.	32,800	478,823
Nippon Telegraph & Telephone Corp.	12,600	646,493
ORIX Corp.	3,790	330,858
Sumitomo Corp.	38,100	471,842
Sumitomo Realty & Development Co. Ltd.	17,500	362,818
The Bank of Yokohama Ltd.	99,000	453,379
The Kansai Electric Power Co., Inc.	21,500	317,237

		6,421,345

Netherlands – 2.2%
ING Groep NV (a)	59,642	514,101
Koninklijke Ahold NV	22,647	289,307

		803,408

Norway – 3.7%
DnB NOR ASA	41,982	485,832
Telenor ASA	38,489	685,915
Yara International ASA	4,070	192,558

		1,364,305

Poland – 0.7%
PGE SA	39,231	241,589

Russian Federation – 0.6%
Gazprom OAO ADR	18,500	214,459

Singapore – 2.4%
DBS Group Holdings Ltd.	40,000	390,804
Keppel Corp. Ltd.	66,200	495,700

		886,504

South Korea – 1.8%
DGB Financial Group, Inc. (a)	24,450	307,971
Hyundai Mobis	1,190	340,783

		648,754

Sweden – 2.7%
Swedbank AB, A Shares	35,752	500,726
Telefonaktiebolaget LM Ericsson ADR	45,200	470,532

		971,258

50	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Common Stocks, continued

	Shares	Value($)

Switzerland – 5.8%
Nestle SA	10,182	589,105
Novartis AG	12,906	727,312
Swiss Re Ltd.	9,259	505,700
Syngenta AG, Registered	988	301,167

		2,123,284

Taiwan – 0.7%
Asustek Computer, Inc.	36,000	250,379

Thailand – 1.3%
Bangkok Bank Public Co. Ltd., Foreign Registered	93,000	471,599

Turkey – 0.8%
Turk Telekomunikasyon AS	65,644	278,014

United Kingdom – 26.3%
Anglo American plc	10,395	381,036
Aviva plc	65,110	355,166
Barclays plc	125,831	390,018
BG Group plc	19,152	415,238
British American Tobacco plc	5,944	272,499
British Sky Broadcasting Group plc	25,041	282,313
GlaxoSmithKline plc ADR	16,400	734,556
Imperial Tobacco Group plc	14,448	526,228
Lloyds Banking Group plc (a)	563,634	291,430
National Grid plc	44,961	446,946
Pearson plc	28,008	514,464
Prudential plc	53,392	551,420
Reed Elsevier plc	66,081	565,634
Smith & Nephew plc	57,221	523,684
Tesco plc	77,022	496,528
Tullow Oil plc	39,656	890,872
Unilever plc	16,770	562,060
Vedanta Resources plc	13,629	278,146
Vodafone Group plc	247,270	686,502
Xstrata plc	24,951	415,544

		9,580,284

TOTAL COMMON STOCKS (COST $38,920,853)		36,255,220

TOTAL INVESTMENT SECURITIES (COST $38,920,853) — 99.4%		36,255,220

Percentages indicated are based on net assets of $36,344,306.

(a) Represents non-income producing security.

ADR — American Depositary Receipt

Schedule of Portfolio Investments - October 31, 2011

The Portfolio invested, as a percentage of net assets, in the following indus-tries, as of October 31, 2011:

Industry	Percent of Net Assets

Commercial Banks	10.6%
Oil, Gas & Consumable Fuels	6.5%
Metals & Mining	6.4%
Pharmaceuticals	5.5%
Electric Utilities	5.4%
Diversified Telecommunication Services	5.4%
Chemicals	5.0%
Insurance	4.3%
Beverages	3.2%
Food Products	3.2%
Health Care Equipment & Supplies	3.1%
Industrial Conglomerates	2.8%
Food & Staples Retailing	2.7%
Trading Companies & Distributors	2.6%
Automobiles	2.6%
Real Estate Management & Development	2.3%
Tobacco	2.2%
Media	2.2%
Electronic Equipment, Instruments & Components	2.1%
Construction & Engineering	2.0%
Wireless Telecommunication Services	1.9%
Auto Components	1.8%
Road & Rail	1.7%
Machinery	1.6%
Diversified Consumer Services	1.6%
Software	1.5%
Communications Equipment	1.3%
Office Electronics	1.3%
Air Freight & Logistics	1.2%
Auto Parts & Equipment	0.9%
Diversified Financial Services	0.9%
IT Services	0.9%
Health Care Providers & Services	0.8%
Real Estate Investment Trusts (REITs)	0.8%
Computers & Peripherals	0.7%
Energy Equipment & Services	0.4%

Total Investments	99.4%

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	51

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

At October 31, 2011, the Portfolio’s open forward foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value($)	Value($)	Unrealized Appreciation/ (Depreciation)($)

CURRENCY
Euro	JPMorgan Chase Bank N.A.	11/1/2011	37,258	52,746	51,547	1,199
Euro	JPMorgan Chase Bank N.A.	11/1/2011	34,670	49,083	47,966	1,117
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	29,212	47,020	46,965	55
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	19,216	30,930	30,893	37
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	28,733	46,248	46,193	55
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	13,156	21,175	21,150	25
Hong Kong Dollar	Northern Trust	11/1/2011	35,560	4,574	4,577	(3)
Swiss Franc	JPMorgan Chase Bank N.A.	11/1/2011	66,050	76,544	75,271	1,273
Swiss Franc	JPMorgan Chase Bank N.A.	11/1/2011	56,204	65,134	64,050	1,084

				393,454	388,612	4,842

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value($)	Value($)	Unrealized Appreciation/ (Depreciation)($)

CURRENCY
Australian Dollar	JPMorgan Chase Bank N.A.	11/2/2011	27,591	29,450	29,073	(377)
Australian Dollar	Merrill Lynch	11/3/2011	40,607	42,985	42,772	(213)
Australian Dollar	Merrill Lynch	11/3/2011	13,025	13,787	13,719	(68)
Euro	JPMorgan Chase Bank N.A.	11/1/2011	11,202	15,859	15,498	(361)
Euro	JPMorgan Chase Bank N.A.	11/1/2011	248	352	343	(9)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	4,527	7,287	7,279	(8)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,001	12,878	12,863	(15)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	7,395	11,903	11,889	(14)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,884	14,299	14,282	(17)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	4,203	6,766	6,758	(8)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,885	14,302	14,285	(17)
Swedish Krone	JPMorgan Chase Bank N.A.	11/1/2011	17,109	2,684	2,626	(58)

				172,552	171,387	(1,165)

52	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—95.8%

	Shares	Value($)

Aerospace & Defense – 4.0%
BE Aerospace, Inc. (a)	93,580	3,530,773
TransDigm Group, Inc. (a)	22,980	2,158,282

		5,689,055

Auto Components – 2.2%
The Goodyear Tire & Rubber Co. (a)	216,250	3,105,350

Capital Markets – 1.5%
Waddell & Reed Financial, Inc., Class A	77,410	2,146,579

Chemicals – 4.3%
Celanese Corp., Series A	67,310	2,931,351
Westlake Chemical Corp.	77,745	3,203,871

		6,135,222

Commercial Banks – 1.6%
First Horizon National Corp.	1	7
First Republic Bank (a)	81,450	2,256,165

		2,256,172

Commercial Services & Supplies – 1.8%
Waste Connections, Inc.	74,605	2,540,300

Communications Equipment – 1.6%
Polycom, Inc. (a)	96,160	1,589,525
Riverbed Technology, Inc. (a)	22,610	623,584

		2,213,109

Containers & Packaging – 3.8%
Crown Holdings, Inc. (a)	81,470	2,752,872
Packaging Corp. of America	101,840	2,655,987

		5,408,859

Diversified Financial Services – 1.3%
MSCI, Inc., Class A (a)	53,860	1,798,385

Electrical Equipment – 2.3%
Hubbell, Inc., Class B	54,060	3,232,247

Energy Equipment & Services – 2.0%
Ensco International plc ADR	58,060	2,883,260

Food Products – 3.4%
Ralcorp Holdings, Inc. (a)	58,720	4,746,925

Health Care Equipment & Supplies – 6.3%
DENTSPLY International, Inc.	103,840	3,837,926
Hill-Rom Holdings, Inc.	71,190	2,396,967
IDEXX Laboratories, Inc. (a)	37,140	2,673,709

		8,908,602

Health Care Providers & Services – 1.8%
Coventry Health Care, Inc. (a)	79,510	2,529,213

Insurance – 1.5%
Everest Re Group Ltd.	22,890	2,058,269

IT Services – 4.8%
Alliance Data Systems Corp. (a)	33,830	3,465,545
FleetCor Technologies, Inc. (a)	62,470	1,746,661
Syntel, Inc.	31,180	1,524,702

		6,736,908

Common Stocks, continued

	Shares	Value($)

Life Sciences Tools & Services – 2.6%
Mettler-Toledo International, Inc. (a)	23,900	3,671,040

Machinery – 6.7%
Crane Co.	68,784	3,034,062
IDEX Corp.	63,530	2,252,139
Snap-on, Inc.	37,020	1,986,863
The Timken Co.	51,460	2,167,495

		9,440,559

Oil, Gas & Consumable Fuels – 8.0%
Alpha Natural Resources, Inc. (a)	88,442	2,126,146
Denbury Resources, Inc. (a)	246,400	3,868,480
Tesoro Corp. (a)	205,650	5,334,561

		11,329,187

Pharmaceuticals – 2.4%
Elan Corp. plc ADR (a)	262,300	3,144,977
Santarus, Inc. (a)	77,490	236,345

		3,381,322

Professional Services – 2.0%
IHS, Inc., Class A (a)	33,630	2,824,584

Real Estate Investment Trusts (REITs) – 1.7%
Hospitality Properties Trust	100,970	2,426,309

Road & Rail – 5.1%
Hertz Global Holdings, Inc. (a)	347,190	4,027,404
Landstar System, Inc.	70,680	3,154,448

		7,181,852

Semiconductors & Semiconductor Equipment – 5.4%
LSI Corp. (a)	278,210	1,738,812
NXP Semiconductors N.V. (a)	37,420	672,437
ON Semiconductor Corp. (a)	241,330	1,826,868
Skyworks Solutions, Inc. (a)	45,650	904,327
Teradyne, Inc. (a)	176,090	2,521,609

		7,664,053

Software – 5.6%
Informatica Corp. (a)	72,710	3,308,305
Nuance Communications, Inc. (a)	174,180	4,612,287

		7,920,592

Specialty Retail – 9.5%
Foot Locker, Inc.	193,390	4,227,506
O’Reilly Automotive, Inc. (a)	51,960	3,951,558
Signet Jewelers Ltd.	58,620	2,527,108
Williams-Sonoma, Inc.	73,080	2,743,423

		13,449,595

Trading Companies & Distributors – 1.4%
WESCO International, Inc. (a)	41,020	1,987,829

Wireless Telecommunication Services – 1.2%
NII Holdings, Inc. (a)	74,730	1,758,397

TOTAL COMMON STOCKS (COST $122,527,520)		135,423,774

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	53

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Investment Company—2.5%

	Shares	Value($)

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	3,493,603	3,493,603

TOTAL INVESTMENT COMPANY (COST $3,493,603)		3,493,603

TOTAL INVESTMENTS SECURITIES (COST $126,021,123) — 98.3%		138,917,377

Percentages indicated are based on net assets of $141,324,402.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt

54	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VLUE PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—98.6%

	Shares	Value($)

Aerospace & Defense – 1.9%
Raytheon Co.	21,400	945,666

Automobiles – 1.7%
General Motors Co. (a)	33,800	873,730

Biotechnology – 3.1%
Amgen, Inc.	27,600	1,580,652

Capital Markets – 2.3%
Goldman Sachs Group, Inc.	10,400	1,139,320

Commercial Banks – 2.7%
Wells Fargo & Co.	52,500	1,360,275

Commercial Services & Supplies – 1.0%
Pitney Bowes, Inc.	25,400	517,652

Communications Equipment – 5.6%
Cisco Systems, Inc.	76,400	1,415,692
Motorola Solutions, Inc.	29,628	1,389,849

		2,805,541

Diversified Financial Services – 4.6%
Citigroup, Inc.	48,320	1,526,429
JPMorgan Chase & Co.	22,150	769,934

		2,296,363

Energy Equipment & Services – 0.9%
Halliburton Co.	11,550	431,508

Food & Staples Retailing – 2.3%
CVS Caremark Corp.	31,400	1,139,820

Independent Power Producers & Energy
Traders – 1.2%
NRG Energy, Inc. (a)	29,500	631,890

Insurance – 16.3%
Aon Corp.	32,900	1,533,798
Genworth Financial, Inc., Class A (a)	117,900	752,202
Lincoln National Corp.	25,900	493,395
Loews Corp.	34,440	1,367,268
MetLife, Inc.	42,000	1,476,720
The Hartford Financial Services Group, Inc.	66,000	1,270,500
Unum Group	56,100	1,337,424

		8,231,307

Machinery – 3.2%
Ingersoll-Rand plc	23,900	744,007
PACCAR, Inc.	19,700	851,828

		1,595,835

Media – 6.9%
Time Warner, Inc.	34,950	1,222,900
Viacom, Inc., Class B	51,400	2,253,890

		3,476,790

Metals & Mining – 7.9%
AngloGold Ashanti Ltd. ADR	51,527	2,329,536
Barrick Gold Corp.	33,600	1,663,200

		3,992,736

Common Stocks, continued

	Shares	Value($)

Oil, Gas & Consumable Fuels – 14.2%
Apache Corp.	19,610	1,953,744
Canadian Natural Resources Ltd.	32,000	1,131,200
Hess Corp.	12,100	756,976
Noble Energy, Inc.	13,310	1,189,116
Occidental Petroleum Corp.	8,300	771,402
Talisman Energy, Inc.	93,600	1,329,120

		7,131,558

Pharmaceuticals – 12.9%
Merck & Co., Inc.	22,800	786,600
Pfizer, Inc.	138,200	2,661,732
Sanofi-Aventis ADR	54,400	1,944,800
Teva Pharmaceutical Industries Ltd. ADR	26,600	1,086,610

		6,479,742

Road & Rail – 1.8%
Union Pacific Corp.	8,900	886,173

Software – 6.8%
CA, Inc.	115,400	2,499,564
Microsoft Corp.	35,500	945,365

		3,444,929

Tobacco – 1.3%
Philip Morris International, Inc.	9,700	677,739

TOTAL COMMON STOCKS (COST $49,441,903)		49,639,226

Investment Company—0.8%

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	384,525	384,525

TOTAL INVESTMENT COMPANY (COST $384,525)		384,525

TOTAL INVESTMENT SECURITIES (COST $49,826,428) — 99.4%		50,023,751

Percentages indicated are based on net assets of $50,336,173.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	55

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2011

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$102,984,637	$36,255,220	$138,917,377	$50,023,751
Foreign currency, at value	—	348,873	—	—
Unrealized appreciation on forward foreign currency contracts	—	4,845	—	—
Dividends receivable	30,359	102,393	82,373	28,198
Receivable for investments sold	2,518,360	1,000,669	2,449,620	312,425
Prepaid expenses and other assets	532	213	818	284

Total Assets	105,533,888	37,712,213	141,450,188	50,364,658

Liabilities:
Cash overdraft	—	313,696	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,168	—	—
Payable for investments purchased	182,789	909,890	17,726	—
Accrued expenses and other liabilities:
Investment Management	49,218	27,705	90,283	21,617
Administration	2,814	1,001	3,718	1,354
Accounting	34	201	48	17
Custodian	4,590	17,254	5,739	2,527
Other	5,556	7,992	8,272	2,970

Total Liabilities	245,001	1,278,907	125,786	28,485

Applicable to investors’ beneficial interest	$105,288,887	$36,433,306	$141,324,402	$50,336,173

Total Investments, at cost	$83,145,350	$38,920,853	$126,021,123	$49,826,428

Foreign currency, at cost	$—	$345,057	$—	$—

56	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the year ended October 31, 2011

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Interest	$—	$441	$—	$—
Dividends	765,697	1,245,237	1,450,109	832,680
Foreign tax withholding	(313)	(129,043)	—	(6,387)

Total Investment Income (Loss)	765,384	1,116,635	1,450,109	826,293

Expenses:
Investment Management	593,713	368,386	1,240,402	289,881
Administration	28,039	10,918	40,997	14,608
Accounting	45,037	77,673	44,953	41,926
Compliance Services	723	293	1,099	388
Custodian	13,214	65,508	20,016	7,351
Professional	11,410	23,052	16,585	4,927
Trustee	2,330	1,002	3,433	1,223
Other	1,502	9,230	2,865	1,063

Total Expenses	695,968	556,062	1,370,350	361,367

Net Investment Income (Loss)	69,416	560,573	79,759	464,926

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	10,568,671	1,297,670	24,005,437	1,982,453
Payments by affiliates for the violation of certain investment policies and limitations	—	5,235	—	—
Net realized gains (losses) from forward foreign currency contracts	—	(42,094)	—	—
Change in unrealized appreciation/depreciation on investments and foreign currencies	387,197	(4,295,581)	(5,303,339)	(1,246,938)

Net realized/unrealized gains from investments and foreign currency transactions	10,955,868	(3,034,770)	18,702,098	735,515

Change In Net Assets Resulting From Operations	$11,025,284	$(2,474,197)	$18,781,857	$1,200,441

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$69,416	$(34,003)	$560,573	$3,219,961
Net realized gains (losses) from investments	10,568,671	4,569,747	1,255,576	(24,730,645)
Payment by affiliates for the violation of certain investment policies and limitations	—	—	5,235	—
Change in unrealized appreciation/depreciation from investments	387,197	12,751,375	(4,295,581)	13,409,621

Change in net assets resulting from operations	11,025,284	17,287,119	(2,474,197)	(8,101,063)

Proceeds from contributions	20,411,483	10,138,077	8,054,582	15,234,642
Value of withdrawals	(24,898,681)	(16,837,279)	(10,964,673)	(182,464,190)

Change in net assets resulting from transactions from investors’ beneficial interest	(4,487,198)	(6,699,202)	(2,910,091)	(167,229,548)

Change in net assets	6,538,086	10,587,917	(5,384,288)	(175,330,611)
Net Assets:
Beginning of period	98,750,801	88,162,884	41,817,594	217,148,205

End of period	$105,288,887	$98,750,801	$36,433,306	$41,817,594

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$79,759	$(461,786)	$464,926	$429,922
Net realized gains (losses) from investments	24,005,437	17,836,311	1,982,453	1,033,776
Change in unrealized appreciation/depreciation from investments	(5,303,339)	17,016,734	(1,246,938)	5,043,263

Change in net assets resulting from operations	18,781,857	34,391,259	1,200,441	6,506,961

Proceeds from contributions	16,493,895	10,306,391	13,512,680	6,794,273
Value of withdrawals	(33,352,902)	(35,044,419)	(16,119,600)	(11,244,738)

Change in net assets resulting from transactions from investors’ beneficial interest	(16,859,007)	(24,738,028)	(2,606,920)	(4,450,465)

Change in net assets	1,922,850	9,653,231	(1,406,479)	2,056,496

Net Assets:
Beginning of period	139,401,552	129,748,321	51,742,652	49,686,156

End of period	$141,324,402	$139,401,552	$50,336,173	$51,742,652

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover

GROWTH PORTFOLIO
Year Ended October 31, 2007	31.11%		$89,686	0.62%	0.45%	0.62%	57%
Year Ended October 31, 2008	(37.75	)%(a)	81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	29%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58%
Year Ended October 31, 2010	6.15%		$41,818	0.87%	2.07%	0.87%	63%
Year Ended October 31, 2011	(6.58	)%(b)	$36,433	1.35%	1.36%	1.35%	178	%(c)

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%

VALUE PORTFOLIO
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	19%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	25%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	20%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26%
Year Ended October 31, 2011	2.08%		50,336	0.65%	0.84%	0.65%	24%

(a)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

(b)

During the period ended October 31, 2011, amounts were reimbursed to the HSBC Investor International Equity Portfolio in connection with violations of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.

(c)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historic rates.

60	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio”, collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio

HSBC Investor International Equity Portfolio	International Equity Portfolio

HSBC Investor Opportunity Portfolio	Opportunity Portfolio

HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Investor Funds (the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for not later than on business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

HSBC INVESTOR PORTFOLIOS	61

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments:

          All open derivative positions at year end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Foreign Currency Contracts:

          Each Portfolio may enter into forward foreign currency contracts. The Portfolios enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the year ended October 31, 2011, the International Equity Portfolio entered into forward foreign currency contracts in connection with planned purchases and sales of securities. The contract amount of forward foreign currency contracts outstanding was $0.6 million as of October 31, 2011. The monthly average contract amount for these contracts was $0.2 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2011, the Portfolios did not hold any futures contracts.

62	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of October 31, 2011:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$4,845	Unrealized depreciation on forward foreign currency contracts	$1,168

*

Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the year ended October 31, 2011:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Exchange Contracts	Net realized gains (losses) from forward foreign currency contracts, Change in unrealized appreciation/depreciation on investments and foreign currencies	($42,094)	$3,677

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

	•	Level 1: quoted prices in active markets for identical assets

	•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

	•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

HSBC INVESTOR PORTFOLIOS	63

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

          Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of trading of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy.

          Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Growth Portfolio
Investment Securities:
Common Stocks (a)	101,750,729	—	—	101,750,729
Investment Company	1,233,908	—	—	1,233,908

Total Investment Securities	102,984,637	—	—	102,984,637

International Equity Portfolio
Investment Securities:
Common Stocks: (b)
Brazil	486,621	—	—	486,621
Canada	597,303	—	—	597,303
Ireland (Republic of)	319,378	—	—	319,378
Israel	526,965	328,708	—	855,673
Sweden	470,532	500,726	—	971,258
United Kingdom	734,556	8,845,728	—	9,580,284
All Other Common Stocks (a)	—	23,444,703	—	23,444,703

Total Investment Securities	3,135,355	33,119,865	—	36,255,220

Other Financial Instruments: (c)
Forward Foreign Currency Contracts	—	3,677	—	3,677

Total Investments	3,135,355	33,123,542	—	36,258,897

64	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	135,423,774	—	—	135,423,774
Investment Company	3,493,603	—	—	3,493,603

Total Investment Securities	138,917,377	—	—	138,917,377

Value Portfolio
Investment Securities:
Common Stocks (a)	49,639,226	—	—	49,639,226
Investment Company	384,525	—	—	384,525

Total Investment Securities	50,023,751	—	—	50,023,751

(a)	For detailed industry or country descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(c)

Other financial instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1, 2 or 3 as of October 31, 2011 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow’’), Lord, Abbett & Co. LLC (“Lord, Abbett’’), Westfield Capital Management Company, L.P. (“Westfield’’) and NWQ Investment Management Company, LLC (“NWQ’’) serve as subad-visers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios. Effective at the close of business on January 12, 2011, Lord, Abbett replaced AllianceBernstein L.P. (“AllianceBernstein”) as subadviser to the International Equity Portfolio.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate(%)*

Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

HSBC INVESTOR PORTFOLIOS	65

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

          For their services, the Investment Adviser and Lord, Abbett (and AllianceBernstein, prior to January 12, 2011) receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $10 million	1.015
In excess of $10 million but not exceeding $25 million	0.925
In excess of $25 million but not exceeding $50 million	0.790
In excess of $50 million but not exceeding $100 million	0.700
In excess of $100 million	0.610

          For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $500 million	0.525
In excess of $500 million but not exceeding $1 billion	0.475
In excess of $1 billion	0.425

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Investor Funds and HSBC Advisor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Investor Funds and HSBC Advisor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

          During the year ended October 31, 2011, Lord, Abbett reimbursed $5,235 to the International Equity Portfolio related to violations of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the year ended October 31, 2011, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals as employees of Citi.

66	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

Fund Accounting:

          Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for services as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2011 were as follows:

Portfolio Name	Purchases	Sales

Growth Portfolio	$58,137,418	$63,903,183
International Equity Portfolio	71,255,652	72,448,207
Opportunity Portfolio	102,726,563	121,205,227
Value Portfolio	12,728,666	12,534,064

For the year ended October 31, 2011, there were no long-term U.S. government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At October 31, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)*

Growth Portfolio	79,889,473	24,246,018	(1,150,854)	23,095,164
International Equity Portfolio	39,126,285	1,330,123	(4,201,188)	(2,871,065)
Opportunity Portfolio	128,137,431	19,751,435	(8,971,489)	10,779,946
Value Portfolio	49,967,619	6,416,564	(6,360,432)	56,132

* The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006, BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8.	Subsequent Events:

          The Board of Trustees of HSBC Investor Portfolios approved to close the HSBC Investor Value Portfolio and the HSBC Investor International Equity Portfolio and provide for their orderly liquidation upon or after the liquidation of the HSBC Investor Value Fund, the HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund, which are to be liquidated on or about December 31, 2011.

HSBC INVESTOR PORTFOLIOS	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios – HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2011, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian or broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

68	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

          As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

          These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Growth Portfolio	$1,000.00	$929.70	$3.16	0.65%
International Equity Portfolio	1,000.00	831.50	6.65	1.44%
Opportunity Portfolio	1,000.00	861.10	4.17	0.89%
Value Portfolio	1,000.00	874.40	3.12	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Expense Ratio During Period 5/1/11 – 10/31/11

Growth Portfolio	$1,000.00	$1,021.93	$3.31	0.65%
International Equity Portfolio	1,000.00	1,017.95	7.32	1.44%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
Value Portfolio	1,000.00	1,021.88	3.36	0.66%

*

Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	69

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding HSBC Investor Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment company act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years

NON-INTERESTED
TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	29	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	29	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	29	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004); Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	29	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	29	None

INTERESTED TRUSTEE

Sylvia Coutinho P.O. Box 182845 Columbus, OH 43218-3035 Age: 49**	Trustee	Indefinite; 2011 to December 16, 2011***	CEO Asset Management Americas, HSBC Global Asset Management (2010 – present); CEO Asset Management and Wealth Management Latin America, HSBC Latam (2008 – 2010); Executive Director HSBC Brazil, Head of Asset Management, Custody and Private Banking, and Latam Regional Head for Asset Management (2006 – 2008); Executive Director, Private Banking, HSBC Bank Brazil (2005 – 2006)	29	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 72	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007-present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	29	None

*	Includes the Trust, the HSBC Advisor Funds Trust and the HSBC Investor Portfolios.

**	Elected by shareholders of the Trust on June 15, 2011 at a shareholder meeting where all Trustees (except the Emeritus Trustee) were so elected.

***	Resigned from her position with the Trust effective December 16, 2011.

70	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 40	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 48	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 52	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC INVESTOR PORTFOLIOS	71

          Other Information:

          A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          Cost Basis Information

          As of January 1, 2012, federal law requires that mutual fund companies maintain and report a shareholder’s cost basis by tax lot and the holding period of “covered” security sales to the Internal Revenue Service on Form 1099. Covered securities include mutual fund shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting cost basis information if such shares are not deemed to be “covered”.

          The new tax regulations require that the Funds elect a default cost basis calculation method in order to carry out the required reporting. The Funds have chosen the average cost method as the default cost basis calculation method for their shareholders. This is the method the Funds will use to determine which “covered” shares are deemed to be sold when a shareholder has not elected a specific cost basis method for his/her account. The average cost method is also the method in which sales of “covered” shares will be reported on a shareholder’s Form 1099 absent a specific cost basis method election from the shareholder.

          Shareholders are free to change their elected cost basis calculation method. From the time of purchase until the sale of “covered” shares, shareholders may choose a different cost basis calculation method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

72	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80 South Eighth Street	Columbus, OH 43218
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
Lord, Abbett & Co. LLC	Citi Fund Services
90 Hudson Street	3435 Stelzer Road
Jersey City, NJ 07302	Columbus, OH 43219

HSBC Investor Opportunity Portfolio	DISTRIBUTOR
Westfield Capital Management Company, L.P.	Foreside Distribution Services, L.P.
One Financial Center	690 Taylor Road, Suite 150
Boston, MA 02111	Gahanna, OH 43230

HSBC Investor Value Portfolio	CUSTODIAN
NWQ Investment Management Co., LLC	The Northern Trust Company
2049 Century Park East, 16th Floor	50 South LaSalle Street
Los Angeles, CA 90067	Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-RTL-1211			12/11

HSBC Global Asset Management (USA) Inc.

October 31, 2011

HSBC Investor Funds

Annual Report

MONEY MARKET FUNDS

Class A

Class B

Class C

Class D

Class E

Class I

Class Y

HSBC Investor New York Tax-Free Money Market Fund

RNTXX

HNBXX

HNCXX

HNYXX

RYEXX

—

RYYXX

HSBC Investor Prime Money Market Fund

REAXX

HSMXX

HMMXX

HIMXX

HMEXX

HSIXX

RMYXX

HSBC Investor Tax-Free Money Market Fund

HBAXX

HBBXX

HBCXX

HBDXX

HBEXX

HCIXX

HBYXX

HSBC Investor U.S. Government Money Market Fund

FTRXX

HUBXX

HUMXX

HGDXX

HGEXX

HGIXX

RGYXX

HSBC Investor U.S. Treasury Money Market Fund

HWAXX

HTBXX

HUCXX

HTDXX

HTEXX

HBIXX

HTYXX

HSBC Investor Family of Funds
Annual Report - October 31, 2011

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper New York Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in New York municipal obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Tax- Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Standard & Poor’s Credit Rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2011

To Our Investors:

The past year was a difficult one for investors, as well as—and, in significant part, due to—policymakers around the world. In the U.S., political partisanship reached new levels, inspiring policy gridlock; regulatory authorities raised the cost of commerce with new regulations, while failing to enforce existing ones. The housing mess, long in creation, thwarted economic recovery while losses continued to mount for Freddie Mac and Fannie Mae. In Europe, the European Central Bank’s rules have enabled smaller economies to spend beyond their means while incurring debt and enlarging entitlements. The resulting fallout from these European debt issues has led to several leadership changes, but thus far has failed to lead to decisive resolution. Many of the emerging markets, an increasing focus of our fund family, have benefited from rising domestic demand in their economies, especially from consumers, leading to favorable relative performance.

What unites the global economy is a “3D” problem: debt, deficits and demographics. Too many countries have too much debt—including the U.S., where the measure of debt to U.S. Gross Domestic Product (“GDP”)1 eclipses 350% if entitlements are counted. The term structure of such sovereign debt has provoked liquidity concerns in nations such as Italy, where euro 200 billion (U.S. $300 billion) must be refinanced over the next year. Aggravating the existing debt loads are large and growing deficits in many countries. These deficits are being magnified by the global slowdown and the apparent inability of political leaders to install necessary austerity measures that offer hope for eventual financial stability. Finally, demographics are disheartening across the developed world: moderate to negative population growth in countries such as the U.S. and Italy means fewer workers to pay for the old and retired. Economists shudder at such discouraging “dependency ratios.”

In such conditions, it was not a surprise that Standard & Poor’s downgraded the U.S.’s long-term credit rating in August 2011 to AA+ from AAA (see “Standard & Poor’s Credit Rating” in the Glossary of Terms). It is surprising, however, that several other mature economies haven’t also been downgraded. Clearly, this situation challenged our portfolio managers who, despite the volatility, continued to perform relatively well during the year ended October 31, 2011. In the low-yield environment where key interest rates are hovering near zero, HSBC Global Asset Management (USA) Inc., the Fund’s investment advisor, along with other service providers, provided yield support of approximately $20.2 million over the year to the HSBC Money Market Funds. The Board has monitored these Money Market Funds very closely, in part because they, like their peers, invest in short-term European bank paper. Such investments accounted for approximately 8% of the assets for the Prime Money Market Fund as of October 31, 2011.

Regulators’ scrutiny remains on the money market fund industry as it is deemed to embody “systemic risk”. No prescriptions have been announced by the Securities & Exchange Commission (“SEC”), but we favor the proposal offered by HSBC, which can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml.

Owing to limited investor demand, small size and outflows, we have liquidated the HSBC California Tax-Free Money Market Fund. The Board has also approved the liquidation of the International Equity, Overseas Equity and Value Funds. Those liquidations will take place on or around December 31, 2011. We are pleased that our emerging market investment product offerings continue to grow. Recent economic developments have underscored the relative appeal of certain emerging markets stocks, bonds and currencies. The new product offerings, which were launched in 2011 include:

•	HSBC Emerging Markets Debt Fund
•	HSBC Emerging Markets Local Debt Fund
•	HSBC Frontier Markets Fund

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

After the close of our fiscal year, the Board accepted with regret the resignation of Sylvia Coutinho, who is returning to HSBC’s Latin American operation. It’s been a pleasure working with Sylvia. The Board welcomes to her former seat as “interested trustee” Deborah Hazell, who recently joined HSBC as Chief Executive Officer of HSBC Global Asset Management, North America.

As a founding Trustee of the HSBC Investor Funds’ fund family, I confess to astonishment at how complex the world of investing has grown over the past quarter-century. Then, there were no such things as exchange-traded funds; today there are over 900 exchange-traded funds available to investors. Then, overseas investing was rare, pursued by a handful of pioneers; today, virtually every investor is advised to have some international exposure. Then, derivatives were uncommon and largely the province of a sophisticated few; today, such instruments are central to the pursuit of risk-adjusted performance.

Amid such complexity, I find it assuring to work with this investment advisor, Board of Trustees and service providers.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds’ annual report, covering the period between November 1, 2010 and October 31, 2011. This report provides detailed information about your Funds’ results. We encourage you to review it carefully.

On the previous pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On April 7, 2011, we launched two emerging markets debt funds, the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund, which represented HSBC’s first U.S. registered mutual funds investing in emerging markets securities. The HSBC Emerging Markets Debt Fund was subsequently included in the portfolios of certain World Selection Funds. In September, the HSBC Frontier Markets Fund joined these two emerging market debt funds as our initial fund offerings in this exciting segment of the investment market. One of HSBC’s global strengths is emerging markets investment management and we look forward to developing other emerging markets mutual funds for distribution in the U.S.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its sluggish recovery during the year ended October 31, 2011, but economic gains were overshadowed by signs of slowing growth and uncertainty related to the European debt crisis during the second half of the year.

Concerns about risks of sovereign debt defaults in Europe persisted throughout the year, causing increased market volatility and dampening investor sentiment. Problems with the domestic economy, including high unemployment and slow economic growth, also weighed on investors’ confidence. Despite some indications that the economic recovery was picking up momentum during the first half of the year, fears of a double-dip recession became more prominent in the spring of 2011 due to a number of economic reports showing slowing economic growth.

U.S. Gross Domestic Product (“GDP”)1 growth dropped sharply from 2.3% in the fourth quarter of 2010 to 0.4% during first quarter of 2011. Growth picked up during the next two quarters, with 1.3% GDP growth in the second quarter of 2011 and a preliminary estimate of 2.5% growth for the third quarter.

The U.S. Federal Reserve Board (the “Fed”) took several actions to support the recovery. The Fed: (1) continued a program of quantitative easing that ended in June, (2) signaled in August its intent to keep the federal funds rate near 0% through mid-2013, and (3) implemented “Operation Twist,” which involves selling short-term Treasury securities and purchasing long-term Treasuries in a bid to keep long-term interest rates low.

The U.S. job market picked up slightly during the year ended October 31, 2011, but historically high levels of unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained relatively low and foreclosure and delinquency rates hit record levels.

Meanwhile, reports showed that manufacturing activity was increasing slowly but steadily, and that the services sector was expanding. Consumer confidence began the year trending upward, but fell sharply during the fall of 2011 due in part to the slow pace of the economic recovery and high unemployment.

Globally, Europe struggled with problems in its financial system related to its sovereign debt issues. Most emerging markets experienced robust economic performance. However, growth slowed during the third quarter in some major emerging markets, including China and India. Russian economic activity stood out in comparison with the rest of the emerging markets, with increasing real wages, stronger retail sales and falling unemployment. Inflationary pressures increased in many emerging markets, however, causing governments to tighten monetary policy to counter rising prices of food and other commodities.

Market Review

Stocks surged at the beginning of the year as improving U.S. economic data and an economic rescue package for several eurozone countries boosted investor confidence. The positive momentum continued into the first few months of 2011, despite geopolitical turmoil in the Middle East, an uptick in energy and food prices and continuing debt problems in eurozone countries such as Greece. Data showing increasing consumer confidence, robust manufacturing, soaring home sales and strong corporate earnings was enough to sustain stocks’ steady gains. A devastating earthquake and tsunami hit Japan in mid-March, pulling global stocks down sharply for a short period and bringing Japanese economic growth to a halt.

The market’s momentum stalled during the second quarter of 2011, when new economic data, including reports showing soft sales in the U.S. retail sector and a weak U.S. job market, indicated slowing growth and renewed fears of a double-dip recession. The sovereign debt situation in Europe deteriorated, and credit agencies downgraded Portugal, Greece and Italy. The month of May marked a turning point in global markets: commodities posted their largest monthly drop in a year and equities fell across the board.

A contentious political conflict over raising the U.S. debt ceiling also dragged markets down and damaged investor confidence during the second quarter. The subsequent downgrade of U.S. long-term debt by rating agency Standard & Poor’s in August further damaged confidence. Stocks then lost significant ground during the third quarter of 2011, with the Dow Jones Industrial Average finishing the quarter down 12%—its largest quarterly decline since early 2009.

Not all news was negative during the latter half of the year ended October 31, 2011. Data on U.S. industrial production, durable goods orders and manufacturing exceeded expectations. Corporate earnings also remained robust. Consumer sentiment improved and jobs data released during the fall months were encouraging.

Investors began the year favoring higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April. However, by the end of the year, investors were pulling assets out of stocks and increasing cash and bond positions. The Russell 2000® Index1 of small-company stocks returned 9.84% during the period ended October 31, 2011, while the S&P 500 Index1 of large-company stocks returned 8.09% over the same period.

Stocks in developed economies performed well early in the year, but these advances largely reversed themselves by the end of the year. European markets experienced dramatic losses as leaders struggled to coordinate a response to sovereign debt problems that would prevent defaults in Greece, Italy and other fragile economies. The MSCI EAFE Index1 of developed foreign markets returned -3.64% for the year as a whole, while the MSCI EM Index1 returned -7.44% over the same period.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength during much of the year as investors sought out additional yield in a low-interest-rate environment. The trend dissipated in the third quarter, however, as investors grew more risk-averse and turned to the relative safety of U.S. Treasuries. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.00% for the year ended October 31, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 5.17% over the same period.

U.S. Treasury yields ticked upward throughout much of 2011, but sunk lower again in the third quarter due in part to the Fed’s “Operation Twist” program, which is designed to suppress long-term interest rates.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

HSBC Investor New York Tax-Free Money Market Fund
(Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares)

by Jason Moshos Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since issues they invest in are located in one geographical area.

During the year ended October 31, 2011, yields on tax-free money market securities and interest rates overall remained at historic lows. The low-rate environment was driven by several factors, including the Fed’s announcement during the year that it would not raise interest rates for the next two years due to signs of economic weakness, as well as continued concerns about the debt issues in Europe, which prompted investors to seek safety in U.S. fixed-income securities.

New York state and local governments experienced further budgetary constraints due to high unemployment and declining tax receipts during the year. Investors worried that municipalities could fail to meet their financial obligations in that environment, and the credit quality of many municipal securities suffered. In order to pursue the Fund’s primary goal of capital preservation in that environment, the managers positioned the Fund’s portfolio defensively by favoring high-quality issues and underweighting securities with weak credit ratings. The managers also maintained a weighted average maturity that was in line with that of its peers.*

The supply of money market eligible tax-free securities was relatively low during the year, which kept yields on tax-free money market securities low on an absolute basis. Many municipalities delayed new spending and borrowing in the difficult economy, while those that did borrow preferred longer-term debt to take advantage of historically low interest rates. Supply also was low due to increased demand for tax-free securities from non-traditional buyers such as taxable money market funds, which favored tax-free securities because of their high yields relative to yields available on taxable money market securities.

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)					Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2011	Inception Date	1 Year	5 Year[3]	10 Year[3]	Since Inception		7-Day Average	Gross	Net

Class A	11/17/94	0.01	1.02	1.09	1.84		0.00	0.65	0.65

Class B4	4/29/98	—	—	—	0.89		—	1.25	1.25

Class C5	3/19/01	—	—	—	0.77		—	1.25	1.25

Class D	4/1/99	0.01	1.10	1.20	1.55		0.00	0.50	0.50

Class Y	7/1/96	0.01	1.23	1.39	2.00		0.00	0.25	0.25

Lipper New York Tax-Exempt Money Market Funds Average[6]	—	0.05	1.11	1.20	1.95	[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.56%, -0.41% and -0.16% for Class A Shares, Class D Shares and Class Y Shares, respectively.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[3]	Performance only presented for periods in which the Class had operations throughout the entire period.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 190 days during the year ended October 31, 2010. The Class was operational during the entire years ended October 31, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008 and 2009. The Class was not operational during the fiscal year ended October 31, 2011.

[5]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 227, 145, 81 and 81 days during the years ended October 31, 2001, 2002, 2003 and 2004, respectively. The Class had no operations during the entire years ended October 31, 2005, 2006, 2007, 2008, 2009, 2010 and 2011.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period October 31, 1994 to October 31, 2011.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Prime Money Market Fund	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC Investor Prime Money Market Fund.[1]
(Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Money market yields fluctuated during the year ended October 31, 2011 due largely to changing conditions in the U.S. and overseas economies.

Signs of slowing economic growth in the U.S. early in the year caused fears about the possibility of a double-dip recession. The federal government responded by implementing a new round of fiscal stimulus, dubbed Quantitative Easing 2, designed to strengthen the weak economy. That stimulus program reduced the available supply of short-term Treasury bills, which in turn caused yields on money market securities to remain at low levels.

As the year progressed, concerns arose about the debt ceiling and the U.S. government’s ability to pay its bills. Additionally, investors reacted negatively to sovereign debt issues in several European countries. These factors caused yields on both U.S. Treasury securities and securities that are tied to the London Interbank Offered Rate6 (“LIBOR”) to rise.

For Treasury securities, that increase was temporary: Yields later fell as demand for U.S. government debt increased in the wake of the European debt crisis, as the debt ceiling issue was resolved, and when the Fed announced that it would not raise interest rates for two years. Conversely, yields on securities tied to the LIBOR remained high due to continued concerns about sovereign debt issues in Europe.

Early in the year we positioned the Fund with a relatively short weighted average maturity, due largely to the perceived weakening of the U.S. economy. As the year progressed, we began to feel more confident about the health of the U.S. economy and the financial situation in certain eurozone countries. As a result, in late 2010 and 2011 we began purchasing floating-rate notes to capture additional yield and extended the Fund’s weighted average maturity. However, the uncertainty created by the U.S. debt ceiling issue and the European debt crisis later in the year caused us to once again position the Fund defensively and increase liquidity by shortening its weighted average maturity. Once the debt ceiling issue was resolved, we increased the Fund’s allocation to Treasury securities to further enhance liquidity.*

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)					Yield (%)[2]	Expense Ratio (%)[3]

As of October 31, 2011	Inception Date	1 Year	5 Year[4]	10 Year[4]	Since Inception		7-Day Average	Gross	Net

Class A	11/13/98	0.01	1.55	1.68	2.40		0.01	0.67	0.67

Class B5	4/4/01	-3.99	1.27	1.34	1.38		0.01	1.27	1.27

Class C6	3/23/01	-0.99	1.27	1.29	1.37		0.01	1.27	1.27

Class D	4/1/99	0.01	1.62	1.80	2.45		0.01	0.52	0.52

Class I	1/9/02	0.10	1.88	—	2.11		0.08	0.17	0.17

Class Y	11/12/98	0.01	1.77	2.00	2.73		0.01	0.27	0.27

Lipper Money Market Funds Average[7]	—	0.02	1.51	1.59	2.33	[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]

The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell.

[2]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.43%, -1.03%, -1.03%, -0.28%, 0.07% and -0.03% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

[3]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[4]	Performance only presented for periods in which the Class had operations throughout the entire period.

[5]

Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 147 and 211 days for the years ended October 31, 2002 and 2001, respectively. The Class was operational during the entire years ended October 31, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010 and 2011, respectively.

[6]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days for the year ended October 31, 2001. The Class was operational during the entire years ended October 31, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010 and 2011.

[7]	For additional information, please refer to the Glossary of Terms.

[8]	Return for the period October 31, 1998 to October 31, 2011.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

HSBC Investor Tax-Free Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)

by Jason Moshos Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The year ended October 31, 2011, was characterized by historically low interest rates and yields on money market securities. For example, the federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the year. Rates remained low during the period due in part to relatively weak U.S. economic growth, which prompted the Fed to state that it would not raise interest rates during the next two years. Additionally, fears over the possibility that certain European countries might default on their sovereign debt caused investors to flock to the perceived safety of U.S. fixed-income securities, pushing down yields.

State and local governments’ budgets suffered during the year due to the weak economy, continued high unemployment and falling tax receipts. As a result, credit quality declined across the municipal sector. The Fund’s managers took a defensive approach in that difficult environment by emphasizing high-quality money market securities and deemphasizing low-quality issues. This strategy helped the Fund pursue its primary goal of capital preservation. The Fund also maintained a weighted average maturity that was in line with that of its peers.*

The supply of money market eligible tax-free securities was low throughout the year, and this shortage served to keep yields low on an absolute basis. One reason for the lack of supply was that municipalities issued less new debt than usual due to their budget constraints. When municipalities did borrow, they often issued longer-term debt to lock in low interest rates for an extended period of time. Low supply also was driven by increased demand for tax-free securities from non-traditional buyers such as taxable money market funds. These funds purchased tax-free securities because of their high yields relative to yields available on taxable money market securities.

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2011	Inception Date	1 Year	5 Year[3]	Since Inception		7-Day Average	Gross	Net

Class A4	8/27/04	—	—	0.41		—	0.80	0.80

Class C5	7/30/07	—	—	0.09		—	1.40	1.40

Class D	8/24/04	0.01	1.09	1.40		0.00	0.65	0.65

Class I6	6/25/04	—	—	0.27		—	0.30	0.30

Class Y	6/8/04	0.02	1.26	1.58		0.00	0.40	0.40

Lipper Tax-Exempt Money Market Funds Average[7]	—	0.02	1.09	1.36	[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.55% and -0.30% for Class D Shares and Class Y Shares, respectively.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[3]	Performance only presented for periods in which the Class had operations throughout the entire period.

[4]

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 141 days for the year ended October 31, 2011 and 5, 78, 24 and 262 days during the years ended October 31, 2004, 2006, 2007 and 2009, respectively. The Class was operational during the entire year ended October 31, 2010.

[5]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 15 days during the year ended October 31, 2007. The Class had no operations during the entire years ended October 31, 2008, 2009, 2010 and 2011.

[6]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 40, 27 and 51 days during the years ended October 31, 2004, 2005 and 2010, respectively. The Class had no operations during the entire years ended October 31, 2006, 2007, 2008, 2009 and 2011.

[7]	For additional information, please refer to the Glossary of Terms.

[8]	Return for the period May 31, 2004 to October 31, 2011.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor U.S. Government Money Market Fund	Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC Investor U.S. Government Money Market Fund.[1]
(Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields on U.S. government money market securities remained low during the majority of the year ended October 31, 2011. The federal funds rate (a key short-term interest rate) remained within a range of 0.00%-0.25% throughout the period.

The federal government launched a stimulus program aimed at boosting the weak economy, which reduced the supply of Treasury securities and pushed their yields lower. Yields rose temporarily due to uncertainty about whether or not the U.S. debt ceiling would be raised, but fell once again due to a number of factors—including the resolution of the debt ceiling debate, a flight to quality in the wake of the European sovereign debt crisis and a statement by the Fed that it would not raise interest rates for the next two years.

We positioned the Fund using a barbell strategy that allocated the Fund’s portfolio among short- and long-term securities. Approximately 50%-60% of the Fund’s assets were invested in very short-term government repurchase agreements (“repos”) to ensure liquidity. The remaining assets were invested primarily in longer-term government agency issues, such as agency callable securities, which offered attractive yields relative to Treasuries.

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)					Yield (%)[2]	Expense Ratio (%)[3]

As of October 31, 2011	Inception Date	1 Year	5 Year[4]	10 Year[4]	Since Inception		7-Day Average	Gross	Net

Class A	5/3/90	0.01	1.38	1.54	3.21		0.01	0.67	0.67

Class B5	9/11/98	-3.99	1.29	1.42	2.03		0.01	1.27	1.27

Class C6	11/20/06	—	—	—	1.39		—	1.27	1.27

Class D	4/1/99	0.01	1.45	1.65	2.29		0.01	0.52	0.52

Class I7	12/24/03	0.03	—	—	1.87		0.01	0.17	0.17

Class Y	7/1/96	0.01	1.58	1.85	2.95		0.01	0.27	0.27

Lipper U.S. Government Money Market Funds Average[8]	—	0.01	1.38	1.53	3.23	[9]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]

The “Aaa” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell.

[2]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.52%, -1.12%, -0.37%, -0.02% and -0.12% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

[3]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[4]	Performance only presented for periods in which the Class had operations throughout the entire period.

[5]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[6]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years end October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire years ended October 31, 2007 and 2008 and 2011.

[7]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008, 2009, 2010 and 2011.

[8]	For additional information, please refer to the Glossary of Terms.

[9]	Return for the period April 30, 1990 to October 31, 2011.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)

HSBC Investor U.S. Treasury Money Market Fund	Standard & Poor’s has assigned an “AAA” rating to the HSBC Investor U.S. Treasury Money Market Fund.[1]
(Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

Yields on U.S. Treasury money market securities declined sharply to historically low levels during the year ended October 31, 2011. The federal funds rate (a key short-term interest rate) remained within a range of 0.00%-0.25% throughout the year, and the Fed indicated during the period that it would not raise interest rates for two years.

Yields fell in part because the supply of Treasury bills was dramatically reduced during the year. As the U.S. government approached its debt limit and investors worried about the potential for the U.S. to default on its obligations, the U.S. Department of Treasury cut back its Supplementary Financing Program, which sells short-term Treasury bills, to reduce overall expenditures. Yields also fell due to growing concerns over the potential for default on the sovereign debt issued by several European countries. Those fears prompted investors to favor the safety and liquidity of T-bills, driving their prices higher and their yields lower.

The Fund maintained a relatively long weighted average maturity during the majority of the year, allowing the Fund to lock in relatively high yields.*

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)					Yield (%)[2]	Expense Ratio (%)[3]

As of October 31, 2011	Inception Date	1 Year	5 Year[4]	10 Year[4]	Since Inception		7-Day Average	Gross	Net

Class A	5/24/01	0.01	1.12	1.29	1.34		0.00	0.67	0.67

Class B5	8/12/04	-3.99	0.89	—	1.23		0.00	1.27	1.27

Class C6	12/24/03	—	—	—	0.04		—	1.27	1.27

Class D	5/14/01	0.01	1.18	1.40	1.46		0.00	0.52	0.52

Class I7	12/30/03	0.01	1.34	—	1.92		0.00	0.17	0.17

Class Y	5/11/01	0.01	1.28	1.58	1.64		0.00	0.27	0.27

Lipper U.S. Treasury Money Market Funds Average[8]	—	0.01	1.17	1.39	1.46	[9]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of one-time class action settlements and a one-time reimbursement from the Adviser related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]

The “AAA” money market fund rating is historical and reflects Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor’s rating represent an opinion only, not a recommendation to buy or sell.

[2]

The seven-day yield quotation typically more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.63%, -1.23%, -0.48%, -0.13% and -0.23% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

[3]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[4]	Performance only presented for periods in which the Class had operations throughout the entire period.

[5]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[6]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009 . The Class was not operational during the fiscal year ended October 31, 2011.

[7]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006, 2007, 2008, 2009, 2010 and 2011.

[8]	For additional information, please refer to the Glossary of Terms.

[9]	Return for the period April 30, 2001 to October 31, 2011.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
October 31, 2011 (Unaudited)

HSBC Investor New York Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	86.8%

Municipal Bonds	13.2%

Total	100.0%

HSBC Investor Prime Money Market Fund

Investment Allocation	Percentage of Investments at Value

Commercial Paper And Notes	40.4%

Certificates of Deposit	26.7%

Corporate Obligations	10.1%

U.S. Treasury Obligations	8.0%

Variable Rate Demand Notes	6.7%

Repurchase Agreements	3.2%

Time Deposits	2.5%

Yankee Dollars	2.4%

Total	100.0%

HSBC Investor Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	80.0%

Municipal Bonds	18.4%

Commercial Paper And Notes	1.6%

Total	100.0%

*	Portfolio composition is subject to change.

HSBC Investor U.S. Government Money Market Fund

Investment Allocation	Percentage of Investments at Value

Repurchase Agreements	54.8%

U.S. Government and Government Agency Obligations	33.3%

U.S. Treasury Obligations	11.9%

Total	100.0%

HSBC Investor U.S. Treasury Money Market Fund

Investment Allocation	Percentage of Investments at Value

U.S. Treasury Obligations	100.0%

Total	100.0%

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	13

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011

Variable Rate Demand Notes—86.0%

	Principal Amount($)	Amortized Cost($)

New York – 85.4%
Albany IDA Civic Facility Revenue, Series A, 0.11%, 11/7/11, (LOC TD Bank N.A.) (a)	5,975,000	5,975,000
Albany IDA Civic Facility Revenue, Series A, 0.11%, 11/7/11, (LOC TD Banknorth N.A.) (a)	4,100,000	4,100,000
Albany IDA Housing Revenue Department of Public Work, 0.15%, 11/7/11, AMT, (Credit Support FNMA) (a)	1,000,000	1,000,000
Buffalo Municipal Water Finance Authority Water Systems Revenue, 0.12%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	4,900,000	4,900,000
Dutchess County IDA Civic Facility Revenue, Series A, 0.08%, 11/7/11, (LOC TD Bank N.A.) (a)	4,800,000	4,800,000
Hempstead IDA Revenue, 2.00%, 9/15/15, AMT, (LOC Societe Generale) (a)	5,200,000	5,200,000
Long Island Power Authority Electrical Systems Revenue, Series 2, Sub-series 2-B, 0.24%, 11/1/11, (LOC Bayerische Landesbank) (a)	4,200,000	4,200,000
Long Island Power Authority Electrical Systems Revenue, Sub-series 1-B, 0.11%, 11/1/11, (LOC State Street Bank & Trust Co.) (a)	11,900,000	11,900,000
Metropolitan Transportation Authority Revenue, Sub-series B-1, 0.12%, 11/7/11, (LOC Scotiabank) (a)	6,900,000	6,900,000
Monroe County IDA Civic Facility Revenue, 0.12%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	4,870,000	4,870,000
Monroe County IDA Civic Facility Revenue, 0.12%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	3,700,000	3,700,000
Monroe County IDA Civic Facility Revenue, 0.14%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Monroe County IDA Civic Facility Revenue, 0.14%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	1,700,000	1,700,000
Monroe County IDA Civic Facility Revenue, 0.16%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	2,200,000	2,200,000
Nassau County IDA Civic Facility Revenue, 0.90%, 11/7/11, AMT, (LOC Fleet Bank N.A.) (a)(b)	1,310,000	1,310,000
New York City Capital Resources Corp.
Revenue, Series B1, 0.28%, 11/7/11, (LOC Bank of America N.A.) (a)	2,000,000	2,000,000
New York City GO, 0.12%, 11/7/11, (LOC Royal Bank of Scotland) (a)	4,000,000	4,000,000
New York City GO, Series I, Sub- series I-6, 0.13%, 11/1/11, (LOC California State Teacher’s Retirement System) (a)	3,300,000	3,300,000
New York City GO, Sub-series C-4, 0.10%, 11/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	5,000,000	5,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City GO, Sub-series D-3, 0.10%, 10/1/39, (LOC Bank of New York Mellon) (a)	8,000,000	8,000,000
New York City GO, Sub-series D-4, 0.25%, 11/7/11, (SPA Calyon Bank) (a)	5,000,000	5,000,000
New York City GO, Sub-series F-4-A, 0.10%, 11/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	5,000,000	5,000,000
New York City GO, Sub-series G-4, 0.07%, 11/7/11, (LIQ FAC Barclays Bank plc) (a)	2,000,000	2,000,000
New York City GO, Sub-series H-4, 0.10%, 11/1/11, (LOC Bank of New York) (a)	5,085,000	5,085,000
New York City Health & Hospital Corp. Revenue, Series B, 0.10%, 11/7/11, (Credit Support GO of Corp., LOC TD Bank N.A.) (a)	5,000,000	5,000,000
New York City Health & Hospital Corp. Revenue, Series C, 0.10%, 11/7/11, (Credit Support GO of Corp., LOC TD Bank N.A.) (a)	2,000,000	2,000,000
New York City Health & Hospital Corp. Revenue, Series D, 0.15%, 11/7/11, (Credit Support GO of Corp., LOC JPMorgan Chase & Co.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.09%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,500,000	1,500,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.09%, 11/7/11, (Credit Support FHLMC) (a)	1,135,000	1,135,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.12%, 11/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.09%, 11/7/11, (Credit Support FNMA) (a)	3,000,000	3,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.10%, 11/7/11, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	4,000,000	4,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.13%, 11/7/11, AMT, (LOC Citibank N.A.) (a)	1,000,000	1,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.13%, 11/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	3,000,000	3,000,000

14	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.13%, 11/7/11, AMT, (LOC Citibank N.A.) (a)	10,000,000	10,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.13%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	10,000,000	10,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.14%, 11/7/11, (LOC Citibank N.A.) (a)	3,000,000	3,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.15%, 11/7/11, AMT, (LOC Citibank N.A.) (a)	4,900,000	4,900,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.15%, 11/7/11, AMT, (LOC Citibank N.A.) (a)	1,500,000	1,500,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.15%, 11/7/11, AMT, (LOC Citibank N.A.) (a)	500,000	500,000
New York City Housing Development Corp. Multi-family Rental Housing Revenue, Series A, 0.09%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	6,100,000	6,100,000
New York City IDA Civic Facility Revenue, 0.17%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	4,275,000	4,275,000
New York City IDA Civic Facility Revenue, 0.11%, 6/1/35, (LOC JPMorgan Chase Bank) (a)	4,000,000	4,000,000
New York City IDA Special Facility Revenue, Series B, 0.22%, 11/7/11, (LOC Bank of America N.A.) (a)	8,000,000	8,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series AA-1, 0.13%, 11/1/11 (a)	5,090,000	5,090,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series BB-1, 0.10%, 11/1/11, (SPA BNP Paribas) (a)	3,565,000	3,565,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series BB-1, 0.25%, 6/15/39, (SPA Landesbank Hessen-Thuringen) (a)	2,555,000	2,555,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series CC, 0.07%, 11/7/11, (SPA Barclays Bank plc) (a)	7,000,000	7,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series DD-3A, 0.09%, 11/1/11, (SPA U.S. Bank N.A.) (a)	5,000,000	5,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series DD-3B, 0.11%, 11/1/11, (SPA California State Teacher’s Retirement System) (a)	5,000,000	5,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B-2, 0.08%, 11/7/11, (SPA Lloyds TSB Bank plc) (a)	7,340,000	7,340,000
New York City Transitional Finance Authority Revenue, Series 3, Sub- series 3-F, 0.11%, 11/1/11, (SPA Royal Bank of Canada) (a)	4,270,000	4,270,000
New York City Transitional Finance Authority Revenue, Series 3, Sub- series 3-G, 0.10%, 11/7/11, (SPA Bank of New York) (a)	8,000,000	8,000,000
New York City Transitional Finance Authority Revenue, Series A2, 0.11%, 11/7/11, (SPA Bank of Nova Scotia) (a)	6,100,000	6,100,000
New York City Transitional Finance Authority Revenue, Sub-series 2-D, 0.12%, 11/7/11, (LIQ FAC Lloyds TSB Bank plc) (a)	8,000,000	8,000,000
New York City Transitional Finance Authority Revenue, Sub-series 2-F, 0.23%, 11/1/11, (LIQ FAC Bayerische Landesbank) (a)	300,000	300,000
New York City Transitional Finance Authority Revenue, Sub-series 2C, 0.10%, 11/1/22, (LIQ FAC Lloyds TSB Bank plc) (a)	5,025,000	5,025,000
New York City Transitional Finance Authority Revenue, Sub-series C-2, 0.20%, 11/1/11, (SPA Landesbank Hessen-Thuringen) (a)	5,800,000	5,800,000
New York City Trust for Cultural Resources Revenue, 0.08%, 11/7/11, (LOC Wells Fargo Bank N.A.) (a)	7,000,000	7,000,000
New York City Trust for Cultural Resources Revenue, 0.12%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	4,800,000	4,800,000
New York City Trust for Cultural Resources Revenue, Series B-1, 0.10%, 11/7/11, (LOC U.S. Bank N.A.) (a)	9,950,000	9,950,000
New York State Dormitory Authority Revenue, Series D, 0.11%, 11/7/11, (Credit Support XLCA, LOC TD Bank N.A.) (a)	4,550,000	4,550,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	15

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKETFUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.11%, 11/7/11, (Credit Support XLCA, LOC TD Banknorth N.A.) (a)	1,850,000	1,850,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.11%, 11/7/11, (LOC TD Banknorth N.A.) (a)	3,800,000	3,800,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.14%, 11/7/11, (LOC TD Bank N.A.) (a)	4,500,000	4,500,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series A, 0.09%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	5,000,000	5,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series A-1, 0.17%, 7/1/27, (LOC Bank of America N.A.) (a)	7,000,000	7,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.15%, 11/7/11, (LOC Bayerische Landesbank) (a)	5,000,000	5,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B-1, 0.15%, 11/7/11, (LOC Bank of America N.A.) (a)	10,000,000	10,000,000
New York State Energy Research & Development Authority Facilities Revenue, 0.13%, 11/7/11, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Series C2, 0.14%, 11/7/11, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Sub-series A-1, 0.11%, 11/7/11, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Sub-series A-3, 0.10%, 11/7/11, (LOC Wells Fargo Bank N.A.) (a)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, 0.13%, 11/7/11, (Credit Support FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, 0.16%, 11/7/11, AMT, (Credit Support FNMA) (a)	2,000,000	2,000,000
New York State Housing Finance Agency Revenue, 0.13%, 11/7/11, (LOC Landesbank Hessen- Thuringen) (a)	800,000	800,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Housing Finance Agency Revenue, 0.15%, 11/7/11, AMT, (Credit Support FNMA, LOC FNMA) (a)	5,200,000	5,200,000
New York State Housing Finance Agency Revenue, Series A, 0.09%, 11/7/11, (Credit Support FHLMC) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.11%, 11/7/11, (LOC Bank of New York) (a)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, Series A, 0.11%, 11/7/11, (LOC Wells Fargo Bank N.A.) (a)	9,200,000	9,200,000
New York State Housing Finance Agency Revenue, Series A, 0.12%, 11/7/11, AMT, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	2,050,000	2,050,000
New York State Housing Finance Agency Revenue, Series A, 0.13%, 11/7/11, AMT, (Credit Support FNMA) (a)	1,600,000	1,600,000
New York State Housing Finance Agency Revenue, Series A, 0.13%, 11/7/11, (Credit Support FNMA) (a)	1,400,000	1,400,000
New York State Housing Finance Agency Revenue, Series A, 0.13%, 11/7/11, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	2,500,000	2,500,000
New York State Housing Finance Agency Revenue, Series A, 0.30%, 11/7/11, AMT, (LOC Citibank N.A.) (a)	4,900,000	4,900,000
New York State Local Government Assistance Corp. Revenue, Series C, 0.18%, 11/7/11, (LOC Landesbank Hessen-Thuringen) (a)	10,000,000	10,000,000
New York State Local Government Assistance Corp. Revenue, Series E, 0.15%, 11/7/11, (LOC Landesbank Hessen-Thuringen) (a)	5,000,000	5,000,000
Ramapo Housing Authority Revenue, Series A, 0.14%, 11/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	6,990,000	6,990,000
Rockland County IDA Civic Facility Revenue, 0.08%, 11/7/11, (LOC Wells Fargo Bank N.A.) (a)	7,000,000	7,000,000
Rockland County IDA Revenue, 0.08%, 11/7/11, (LOC TD Banknorth N.A.) (a)(b)	2,740,000	2,740,000
Suffolk County IDA Civic Facility Revenue, 0.14%, 11/7/11, (LOC Bank of America N.A.) (a)	5,680,000	5,680,000
Suffolk County IDA Civic Facility Revenue, 0.55%, 11/7/11, AMT, (LOC JPMorgan Chase Bank) (a)	1,950,000	1,950,000
Suffolk County Water Authority Revenue, 0.05%, 11/7/11, (SPA Bank of Nova Scotia) (a)	4,900,000	4,900,000

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
Syracuse New York IDA Civic Facility Revenue, Series A, 0.09%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Triborough Bridge & Tunnel Authority Revenue, Series B, 0.10%, 11/7/11, (LOC State Street Bank & Trust Co.) (a)	9,800,000	9,800,000
Ulster County IDA Civic Facility Revenue, Series A, 0.42%, 11/7/11, AMT, (LOC TD Banknorth N.A.) (a)	875,000	875,000
Westchester County IDA Civic Facility Revenue, 0.09%, 11/7/11, (LOC Commerce Bank N.A.) (a)	2,150,000	2,150,000

		451,280,000

Puerto Rico – 0.6%
Puerto Rico Commonwealth GO, Series C-5-2, 0.10%, 11/7/11, (Credit Support AGM, LOC Barclays Bank plc) (a)	3,000,000	3,000,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $454,280,000)		454,280,000

Municipal Bonds—13.1%

New York – 12.6%
Erie County IDA School Facility Revenue, 5.75%, 5/1/18, (Credit Support AGM, State Aid Withholding), prerefunded 5/1/12 @ 100	3,460,000	3,556,709
Erie County IDA School Facility Revenue, 5.75%, 5/1/21, (Credit Support AGM, State Aid Withholding), prerefunded 5/1/12 @ 100	3,275,000	3,366,538
Erie County IDA School Facility Revenue, 5.75%, 5/1/23, (Credit Support AGM, State Aid Withholding), prerefunded 5/1/12 @ 100	1,750,000	1,798,913
New York City GO, Series B, 5.50%, 12/1/31, prerefunded 12/1/11 @ 100	5,000,000	5,022,043
New York City Health & Hospital Corp. Revenue, Series A, 5.13%, 2/15/23, (Credit Support AGM), prerefunded 2/15/12 @ 100	1,500,000	1,521,541
New York City Transitional Finance Authority Revenue, Series B, 5.25%, 5/1/13, prerefunded 11/1/11 @ 101	1,300,000	1,313,000
New York State Dormitory Authority Lease Revenue, 5.00%, 7/1/32, prerefunded 7/1/12 @ 100	4,000,000	4,128,991
New York State Dormitory Authority Revenue, Series A, 5.13%, 5/15/31, (Credit Support FGIC), prerefunded 5/15/12 @ 101	1,000,000	1,036,640
New York State Urban Development Corp. Revenue, Series A, 5.38%, 3/15/15, prerefunded 3/15/12 @ 100	3,500,000	3,567,764
New York State Urban Development Corp. Revenue, Series A, 5.25%, 3/15/32, prerefunded 3/15/12 @ 100	3,945,000	4,019,716

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
Tobacco Settlement Financing Corp. Asset-Backed Revenue, Series B-1C, 5.50%, 6/1/18, prerefunded 6/1/12 @ 100	20,495,000	21,132,060
Triborough Bridge & Tunnel Authority Revenue, Series SR, 5.50%, 1/1/12, ETM, (Credit Support GO of Authority)	1,565,000	1,578,293
Triborough Bridge & Tunnel Authority Revenue, Series A, 5.13%, 1/1/31, prerefunded 1/1/12 @ 100	2,500,000	2,520,736
Triborough Bridge & Tunnel Authority Revenue, Series A, 5.00%, 1/1/32, (Credit Support GO of Authority), prerefunded 1/1/12 @ 100	2,315,000	2,333,722
TSASC, Inc. Tobacco Settlement Asset-Backed Revenue, Series 1, 5.75%, 7/15/32, prerefunded 7/15/12 @ 100	9,250,000	9,611,875

		66,508,541

Puerto Rico – 0.5%
Puerto Rico Commonwealth GO, Series A, 5.00%, 7/1/32, (Credit Support FGIC), prerefunded 7/1/12 @ 100	1,000,000	1,031,971
Puerto Rico Highway & Transportation Authority Revenue, Series D, 5.25%, 7/1/38, prerefunded 7/1/12 @ 100	1,265,000	1,307,461

		2,339,432

TOTAL MUNICIPAL BONDS (COST $68,847,973)		68,847,973

TOTAL INVESTMENT SECURITIES (COST $523,127,973) — 99.1%		523,127,973

Percentages indicated are based on net assets of $528,047,202.

(a)

Variable rate security. The rate presented represents the rate in effect at October 31, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

AGM	— Assured Guaranty Municipal Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
ETM	— Escrowed to Maturity
FGIC	— Financial Guaranty Insurance Company
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Agency
LIQ FAC	— Liquidity Facility
LOC	— Letter of Credit
SPA	— Standby Purchase Agreement
XLCA	— XL Capital Assurance

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	17

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011

Certificates of Deposit—26.7%

	Principal Amount($)	Amortized Cost($)

Banking – 26.7%
Bank of America N.A., 0.25%, 11/15/11	125,000,000	125,000,000
Bank of Montreal Chicago, 0.26%, 12/2/11 (a)	50,000,000	50,000,000
Bank of Nova Scotia Houston, 0.27%, 12/9/11 (a)	67,000,000	67,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.20%, 11/14/11	100,000,000	100,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.38%, 11/21/11	75,000,000	75,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.41%, 2/24/12 (a)	65,000,000	65,000,000
BNP Paribas, N.Y., 0.57%, 11/14/11 (a)	45,000,000	45,000,000
BNP Paribas, N.Y., 0.44%, 12/5/11	28,000,000	28,001,566
Credit Agricole CIB, N.Y., 0.60%, 11/28/11 (a)	65,000,000	65,000,000
Credit Suisse, N.Y., 0.32%, 11/30/11	40,000,000	40,000,000
Deutsche Bank, N.Y., 0.45%, 3/30/12 (a)	50,000,000	50,000,000
Lloyds TSB Bank plc, N.Y., 0.44%, 11/1/11 (a)	7,000,000	7,000,000
Mizuho Corporate Bank, N.Y., 0.14%, 11/7/11	150,000,000	150,000,000
Mizuho Corporate Bank, N.Y., 0.30%, 11/15/11	75,000,000	75,000,000
Norinchukin Bank, N.Y., 0.18%, 11/7/11	175,000,000	175,000,000
Norinchukin Bank, N.Y., 0.27%, 11/17/11	125,000,000	125,000,000
Rabobank Nederland NV, N.Y., 0.23%, 11/4/11	50,000,000	50,000,000
Rabobank Nederland NV, N.Y., 0.32%, 3/13/12 (a)	70,000,000	70,000,000
Royal Bank of Canada, N.Y., 0.33%, 12/2/11 (a)	30,000,000	30,006,452
Societe Generale, N.Y., 0.61%, 11/28/11 (a)	40,000,000	40,000,000
Sumitomo Mitsui Bank, N.Y., 0.15%, 11/1/11	175,000,000	175,000,000
Toronto Dominion Bank, N.Y., 0.24%, 11/10/11	32,000,000	32,000,999
Toronto Dominion Bank, N.Y., 0.21%, 12/9/11	50,000,000	50,000,000
Westpac Banking Corp., N.Y., 0.23%,
12/7/11	64,300,000	64,305,134

		1,753,314,151

TOTAL CERTIFICATES OF DEPOSIT (COST $1,753,314,151)		1,753,314,151

Commercial Paper and Notes—40.4%

Banking – 19.3%
ANZ National International Ltd., 0.30%, 12/7/11 (b)(c)	45,000,000	44,986,500
Bank of Nova Scotia, N.Y., 0.28%, 11/28/11 (c)	100,000,000	99,979,000
Commonwealth Bank of Australia, N.Y., 0.26%, 11/21/11 (b)(c)	50,000,000	49,992,778

Commercial Paper and Notes, continued

	Principal Amount($)	Amortized Cost($)

Banking, continued
Commonwealth Bank of Australia, N.Y., 0.41%, 4/5/12 (a)(b)	25,000,000	25,000,000
Commonwealth Bank of Australia, N.Y., 0.32%, 5/11/12 (a)(b)	40,000,000	40,000,000
Credit Suisse, N.Y., 0.25%, 11/4/11 (c)	50,000,000	49,998,959
Credit Suisse, N.Y., 0.19%, 11/18/11 (c)	75,000,000	74,993,271
Deutsche Bank Financial LLC, 0.06%, 11/1/11 (c)	100,000,000	100,000,000
Deutsche Bank Financial LLC, 0.28%, 11/7/11 (c)	60,000,000	59,997,200
Deutsche Bank Financial LLC, 0.29%, 11/18/11 (c)	60,000,000	59,991,784
Deutsche Bank Financial LLC, 0.26%, 11/21/11 (c)	65,000,000	64,990,611
Groupe BPCE, 0.30%, 11/4/11 (b)(c)	90,000,000	89,997,750
KfW, 0.19%, 11/30/11 (b)(c)	75,000,000	74,988,521
Lloyds TSB Bank plc, 0.38%, 6/11/12 (a)	70,000,000	70,000,000
National Australia Funding Delaware, Inc., 0.26%, 11/21/11 (b)(c)	50,000,000	49,992,778
NRW Bank, 0.16%, 11/2/11 (b)(c)	3,500,000	3,499,985
NRW Bank, 0.22%, 11/7/11 (b)(c)	80,000,000	79,997,066
Societe Generale N.A., 0.38%, 11/18/11 (c)	50,000,000	49,991,028
Sumitomo Mitsui Banking Corp., 0.24%, 11/3/11 (b)(c)	130,000,000	129,998,033
Svenska Handelsbank, Inc., 0.30%, 11/28/11 (b)(c)	50,000,000	49,988,750

		1,268,384,014

Diversified – 2.5%
Siemens Capital Co. LLC, 0.12%, 11/17/11 (b)(c)	30,000,000	29,998,400
Siemens Capital Co. LLC, 0.12%, 11/18/11 (b)(c)	35,000,000	34,998,017
Siemens Capital Co. LLC, 0.14%, 12/2/11 (b)(c)	25,000,000	24,996,986
Total Capital Canada Ltd., 0.40%, 12/15/11 (b)(c)	50,000,000	49,975,555
Total Capital Canada Ltd., 0.37%, 12/16/11 (b)(c)	25,000,000	24,988,438

		164,957,396

Finance – 18.6%
ABN AMRO Funding USA LLC, 0.32%, 11/17/11 (b)(c)	75,000,000	74,989,333
Barclays US Funding LLC, 0.35%, 11/17/11 (c)	50,000,000	49,992,223
CAFCO LLC, 0.15%, 11/22/11 (b)(c)	60,000,000	59,994,750
Caisse Centrale Desjardins, 0.12%, 11/16/11 (b)(c)	55,000,000	54,997,250
Caisse des Depots et Consignations, 0.45%, 12/2/11 (c)	60,000,000	59,976,830
Caisse d’Amortissement de la Dette Sociale, 0.34%, 6/22/12 (a)(b)	55,000,000	55,000,000
Chariot Funding LLC, 0.14%, 11/17/11 (b)(c)	60,000,000	59,996,267

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Commercial Paper And Notes, continued

	Principal Amount($)	Amortized Cost($)

Finance, continued
ING Funding LLC, 0.23%, 11/4/11 (c)	70,000,000	69,998,658
ING Funding LLC, 0.16%, 11/9/11 (c)	70,000,000	69,997,511
Jupiter Securitization Co. LLC, 0.14%, 11/23/11 (b)(c)	75,000,000	74,993,584
MetLife Short Term Funding LLC, 0.18%, 11/29/11 (b)(c)	30,000,000	29,995,800
Mizuho Funding LLC, 0.20%, 11/29/11 (b)(c)	70,000,000	69,989,111
Nationwide Building Society, 0.25%, 11/16/11 (b)(c)	25,000,000	24,997,396
Nordea N.A., Inc., 0.25%, 11/4/11 (c)	100,000,000	99,997,917
Old Line Funding LLC, 0.14%, 11/21/11 (b)(c)	35,800,000	35,797,215
Royal Bank of Scotland Finance NV, N.A., Inc., 0.28%, 11/15/11 (c)	125,000,000	124,986,389
Thames Asset Global Securitization No.1, Inc., 0.26%, 11/14/11 (b)(c)	79,111,000	79,103,572
UBS Finance Delaware LLC, 0.30%, 11/17/11 (c)	50,000,000	49,993,333
UOB Funding LLC, 0.24%, 11/4/11 (c)	50,000,000	49,999,000
Westpac Securities NZ Ltd., 0.28%, 12/12/11 (b)(c)	23,000,000	22,992,666

		1,217,788,805

TOTAL COMMERCIAL PAPER AND NOTES (COST $2,651,130,215)		2,651,130,215

Corporate Obligations—10.0%

Banking – 5.5%
Barclays Bank plc, 1.29%, 12/5/11, MTN (a)	58,000,000	58,054,782
Commonwealth Bank of Australia, 0.56%, 11/4/11, MTN (a)	25,000,000	25,000,584
National Australia Bank Ltd., 0.60%, 12/16/11, MTN (a)	74,000,000	74,020,926
Royal Bank of Scotland plc, 3.00%, 12/9/11	65,201,000	65,382,245
Wells Fargo & Co., 1.19%, 12/9/11 (a)	141,000,000	141,136,058

		363,594,595

Diversified Financial Services – 2.6%
JPMorgan Chase Bank N.A., 0.43%, 10/18/12 (d)	70,000,000	70,000,000
JPMorgan Chase Bank N.A., Series 1, 0.28%, 10/19/12, Callable 2/21/12 @ 100 (a)	78,000,000	78,000,000
Toyota Motor Credit Corp., Series B, 0.29%, 11/22/11, MTN (a)	26,250,000	26,252,594

		174,252,594

Finance – 1.9%
General Electric Capital Corp., 0.51%, 4/10/12, MTN (a)	72,072,000	72,108,622
Met Life Global Funding, Inc., 0.51%, 7/6/12 (a)	50,000,000	50,000,000

		122,108,622

TOTAL CORPORATE OBLIGATIONS (COST $659,955,811)		659,955,811

Yankee Dollars—2.5%

	Principal Amount($)	Amortized Cost($)

Commercial Banks – 2.5%
Societe Financement de l’Economie Francaise, 2.38%, 3/26/12	75,000,000	75,612,306
Westpac Banking Corp., 0.32%, 10/12/12 (d)	50,000,000	50,000,000
Westpac Banking Corp., 0.32%, 10/3/12, Callable 12/5/11 @ 100 (a)	35,000,000	35,000,000

		160,612,306

TOTAL YANKEE DOLLARS (COST $160,612,306)		160,612,306

Variable Rate Demand Notes—6.7%

California – 0.4%
California Health Facilities Financing Authority Revenue, Series C, 0.12%, 11/7/11, (LOC U.S. Bank N.A.) (a)	17,800,000	17,800,000
California Statewide Communities Development Authority Multi-family Revenue, Series E, 0.14%, 11/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	10,750,000	10,750,000

		28,550,000

Connecticut – 0.3%
Connecticut State Health & Educational Facilities Authority Revenue, Series L-2, 0.14%, 11/7/11, (LOC Bank of America N.A.) (a)	17,030,000	17,030,000

Florida – 0.7%
Florida Keys Aqueduct Authority Water Revenue, 0.10%, 11/7/11, (LOC TD Bank N.A.) (a)	11,700,000	11,700,000
North Broward Florida Hospital District Revenue, Series A, 0.11%, 11/7/11, (LOC TD Bank N.A.) (a)	22,600,000	22,600,000
Orange County Florida School Board Certificates of Participation, Series C, 0.18%, 11/7/11, (LOC Bank of America N.A.) (a)	8,700,000	8,700,000

		43,000,000

Idaho – 0.2%
Power County Industrial Development Corp. Exempt Facilities Revenue, 0.18%, 11/7/11, AMT, (LOC Wells Fargo Bank N.A.) (a)	16,000,000	16,000,000

Illinois – 1.5%
Illinois Development Finance Authority Revenue, 0.13%, 11/7/11, (LOC Northern Trust Co.) (a)	15,500,000	15,500,000
Illinois Development Finance Authority Solid Waste Disposal Revenue, 0.17%, 11/7/11, AMT, (LOC Wells Fargo Bank N.A.) (a)	24,900,000	24,900,000
Illinois Finance Authority Revenue, Series A, 0.13%, 11/7/11, (LOC Northern Trust Co.) (a)	19,000,000	19,000,000
Illinois Finance Authority Revenue, 0.13%, 11/7/11, (LOC PNC Bank N.A.) (a)	9,500,000	9,500,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	19

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Illinois, continued
Illinois State Educational Facilities Authority Revenue, 0.19%, 11/7/11, (Credit Support GO of Corp., LOC Bank of America N.A.) (a)	28,900,000	28,900,000

		97,800,000

Indiana – 0.2%
Indiana Finance Authority Hospital Revenue, Series G, 0.12%, 11/7/11, (LOC Bank of New York Mellon) (a)	10,000,000	10,000,000

Maryland – 0.2%
Washington County Maryland Commissioners Revenue, Series E, 0.14%, 11/7/11, (LOC PNC N.A.) (a)	10,140,000	10,140,000

Michigan – 0.2%
Michigan State Strategic Fund Ltd. Obligation Revenue, 0.10%, 11/7/11, (LOC Bank of Nova Scotia) (a)	10,000,000	10,000,000

New York – 0.7%
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.10%, 11/7/11, (LOC TD Bank N.A.) (a)	19,000,000	19,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B-1, 0.13%, 11/7/11, (LOC Bank of America N.A.) (a)	16,090,000	16,090,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series D, 0.16%, 11/7/11, (LOC Bank of America N.A.) (a)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, Series A, 0.13%, 11/7/11, AMT, (LOC Wachovia Bank N.A.) (a)	3,800,000	3,800,000

		48,890,000

Ohio – 0.4%
Cleveland Ohio Economic & Community Development Revenue, 0.19%, 11/7/11, (LOC PNC Bank N.A.) (a)	8,865,000	8,865,000
Ohio State Air Quality Development Authority Revenue, Series D, 0.13%, 11/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	17,050,000	17,050,000

		25,915,000

Oregon – 0.1%
Clackamas County Oregon Hospital Facility Authority Revenue, Series B, 0.11%, 11/7/11, (LOC U.S. Bank N.A.) (a)	9,550,000	9,550,000

Pennsylvania – 0.3%
Monroe County Hospital Authority Revenue, Series B, 0.14%, 11/7/11, (Credit Support Radian GO of Hospital, LOC PNC Bank N.A.) (a)	12,475,000	12,475,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Pennsylvania, continued
Philadelphia Pennsylvania Gas Works Revenue, 0.10%, 11/7/11, (LOC PNC Bank N.A.) (a)	10,100,000	10,100,000

		22,575,000

Rhode Island – 0.3%
Narragansett Bay Commission Wastewater System Revenue, Series A, 0.13%, 11/7/11, (LOC U.S. Bank N.A.) (a)	22,400,000	22,400,000

South Carolina – 0.3%
South Carolina State Housing Finance & Development Authority Multi-family Rental Housing Improvement Revenue, 0.18%, 11/7/11, AMT, (LOC Wells Fargo Bank N.A.) (a)	17,250,000	17,250,000

Tennessee – 0.3%
Wilson County Tennessee Sports Authority Infrastructure Revenue, 0.14%, 11/7/11, (LOC PNC Bank N.A.) (a)(b)	20,300,000	20,300,000

Texas – 0.4%
Harris County Texas Industrial Development Corp. Revenue, 0.11%, 11/7/11, (LOC Den Norske Bank) (a)	8,000,000	8,000,000
San Antonio Empowerment Zone Development Corp. Contract Revenue, 0.17%, 11/7/11, AMT, (LOC U.S. Bank N.A.) (a)	18,000,000	18,000,000

		26,000,000

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 0.12%, 11/7/11, (LOC TD Banknorth N.A.) (a)	9,230,000	9,230,000

Virginia – 0.1%
Portsmouth Redevelopment & Housing Authority Multi-family Housing Revenue, 0.25%, 11/7/11, (LOC Bank of America N.A., LIQ FAC FHLMC) (a)	7,200,000	7,200,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $441,830,000)		441,830,000

U.S. Treasury Obligations—8.0%

U.S. Treasury Notes – 8.0%
0.88%, 2/29/12	100,000,000	100,247,095
0.63%, 6/30/12	50,000,000	50,130,687
1.38%, 9/15/12	125,000,000	126,317,389
0.38%, 9/30/12	50,000,000	50,097,049
1.38%, 10/15/12	100,000,000	101,164,033
0.38%, 10/31/12	100,000,000	100,202,738

		528,158,991

TOTAL U.S. TREASURY OBLIGATIONS (COST $528,158,991)		528,158,991

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKETFUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Repurchase Agreements—3.2%

	Principal Amount($)	Amortized Cost($)

Goldman Sachs, purchased on 10/31/11, 0.12%, due on 11/1/11 with a maturity value of $57,000,190, collateralized by various U.S. Treasury Obligations, 0.29%-3.25%, 11/16/11-12/28/12, fair value $58,140,000	57,000,000	57,000,000
Greenwich Capital Markets, Inc., purchased on 10/31/11, 0.12%, due on 11/1/11 with a maturity value of $150,000,500, collateralized with a U.S. Treasury Obligation, 1.75%, 10/31/18, fair value $153,003,683	150,000,000	150,000,000

TOTAL REPURCHASE AGREEMENTS (COST $207,000,000)		207,000,000

Time Deposit—2.5%

Barclays Capital Group Time Deposit, 0.08%, 11/1/11	167,000,000	167,000,000

TOTAL TIME DEPOSIT (COST $167,000,000)		167,000,000

TOTAL INVESTMENT SECURITIES (COST $6,569,001,474) — 100.0%		6,569,001,474

Percentages indicated are based on net assets of $6,571,149,813.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2011. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	Rate presented represents the effective yield at time of purchase.

(d)	Step Bond. Income recognition is on the effective yield method for Step Bonds.

AMT	— Interest on security is subject to federal alternative minimum tax
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
LIQ FAC	— Liquidity Facility
LLC	— Limited Liability Company
LOC	— Letter of Credit
MTN	— Medium Term Note

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR TAX - FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011

Commercial Paper and Notes—1.7%

	Principal Amount($)	Amortized Cost($)

Wyoming – 1.7%
Sweetwater County Wyoming Pollution Control Revenue, 0.16%, 11/17/11, (LOC Barclays Bank)	2,000,000	2,000,000

TOTAL COMMERCIAL PAPER AND NOTES (COST $2,000,000)		2,000,000

Variable Rate Demand Notes—80.7%

Alabama – 2.1%
Infirmary Health System Special Care Facilities Financing Authority Revenue, Series B, 0.11%, 11/7/11, (LOC Deutsche Bank A.G.) (a)	1,500,000	1,500,000
Mobile Alabama Industrial Development Board Dock & Wharf Revenue, Series A, 0.25%, 11/7/11, (LOC Bayerische Landesbank) (a)	1,000,000	1,000,000

		2,500,000

Arizona – 1.7%
Arizona State Board of Regents University System Revenue, Series B, 0.10%, 11/7/11, (LOC Lloyds TSB Bank plc) (a)	2,000,000	2,000,000

California – 7.9%
ABAG Finance Authority for Nonprofit Corps. Multi-family Revenue, 0.18%, 11/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	2,000,000	2,000,000
Bay Area Toll Authority California Toll Bridge Revenue, Series E-1, 0.06%, 11/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	1,000,000	1,000,000
Hayward California Housing Authority Multi-family Revenue, 0.14%, 11/7/11, (Credit Support FHA, LOC State Street Bank & Trust Co.) (a)	2,000,000	2,000,000
Lancaster California Redevelopment Agency Multi-family Housing Revenue, Series C, 0.12%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue, Series C-3, 0.08%, 11/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,500,000	1,500,000
San Rafael California Redevelopment Agency Revenue, Series A, 0.19%, 11/7/11, AMT, (LOC Citibank N.A.) (a)	1,500,000	1,500,000
Vacaville California Multi-family Housing Revenue, Series A, 0.12%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	500,000	500,000

		9,500,000

Colorado – 2.6%
Broomfield Colorado Urban Renewal Authority Tax Increment Revenue, 0.50%, 11/7/11, (LOC BNP Paribas) (a)	645,000	645,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Colorado, continued
Colorado Housing & Finance Authority Multi-family Revenue, 0.13%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
Colorado Housing & Finance Authority Multi-family Revenue, Series B, 0.14%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,500,000	1,500,000

		3,145,000

Delaware – 1.7%
Delaware State Economic Development Authority Revenue, Series A, 0.13%, 5/15/37, (LOC PNC Bank N.A.) (a)	2,000,000	2,000,000

Florida – 1.9%
Polk County Florida Industrial Development Authority Revenue, 0.22%, 10/1/19, AMT, (LOC Branch Banking & Trust) (a)	2,250,000	2,250,000

Georgia – 4.7%
Fulton County Georgia Development Authority Revenue, 0.15%, 11/7/11, (LOC Branch Banking & Trust)(a)	2,125,000	2,125,000
Fulton County Residential Care Facilities Elderly Authority Revenue, Series C, 0.12%, 11/7/11, (LOC Bank of Scotland) (a)	540,000	540,000
Gwinnett County Georgia Housing Authority Multi-family Housing Revenue, 0.15%, 11/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,600,000	1,600,000
Roswell Georgia Housing Authority Multi-family Revenue, 0.14%, 11/7/11, (Credit Support FNMA) (a)	1,400,000	1,400,000

		5,665,000

Illinois – 8.4%
Channahon Illinois Revenue, Series D, 0.15%, 11/7/11, (LOC U.S. Bank N.A.) (a)	1,500,000	1,500,000
Chicago Illinois Wastewater Transmission Revenue, Sub-series C-2, 0.18%, 11/1/11, (LOC Bank of America N.A.) (a)	4,235,000	4,235,000
Illinois Educational Facilities Authority Revenue, 0.16%, 11/7/11, (LOC Citibank N.A.) (a)	900,000	900,000
Illinois Finance Authority Revenue, Series A, 0.13%, 11/7/11, (LOC Northern Trust Co.) (a)	1,500,000	1,500,000
Illinois State Educational Facilities Authority Revenue, 0.10%, 4/1/31, (LOC PNC Bank N.A.) (a)	2,000,000	2,000,000

		10,135,000

Indiana – 3.9%
Indiana State Finance Authority Revenue, Series A, 0.11%, 11/7/11, (LOC Northern Trust Co.) (a)	900,000	900,000

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX - FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Indiana, continued
Lawrenceburg Indiana Pollution Control Revenue, 0.10%, 11/7/11, (LOC Bank of Nova Scotia) (a)	1,750,000	1,750,000
Lawrenceburg Indiana Pollution Control Revenue, Series H, 0.15%, 11/7/11, (LOC Bank of Nova Scotia) (a)	2,000,000	2,000,000

		4,650,000

Iowa – 0.7%
Iowa State Finance Authority Educational Facility Revenue, 0.12%, 3/1/36, (LOC Wells Fargo Bank N.A.) (a)	900,000	900,000

Kansas – 3.3%
Kansas State Development Finance Authority Health Facilities Revenue, Series J, 0.12%, 3/1/41, (LOC U.S. Bank N.A.) (a)	2,000,000	2,000,000
Olathe Kansas Health Facilities Revenue, 0.20%, 9/1/32, (LOC Bank of America N.A.) (a)	2,000,000	2,000,000

		4,000,000

Kentucky – 1.2%
Boone County Kentucky Pollution Control Revenue, 0.12%, 11/7/11, (LOC Wells Fargo Bank N.A.) (a)	1,000,000	1,000,000
Carroll County Kentucky Solid Waste Disposal Revenue, 0.20%, 11/7/11, AMT, (LOC Bank of America N.A.) (a)	500,000	500,000

		1,500,000

Louisiana – 0.8%
Louisiana Public Facilities Authority Revenue, Series B-1, 0.13%, 11/7/11, (LOC Bank of New York) (a)	1,000,000	1,000,000

Maine – 0.8%
Gorham Maine Revenue Obligation Securities, Series A, 0.50%, 11/7/11, AMT, (LOC TD Banknorth N.A.) (a)	920,000	920,000

Massachusetts – 0.8%
Massachusetts State Development Finance Agency Revenue, Series U-2, 0.30%, 11/7/11, (LOC BNP Paribas) (a)(b)	1,000,000	1,000,000

Minnesota – 2.7%
Richfield Minnesota Multifamily Housing Revenue, 0.14%, 10/1/53, (LOC Wells Fargo & Co.) (a)	2,000,000	2,000,000
St. Paul Minnesota Port Authority District Heating Revenue, Series 7-Q, 0.24%, 11/7/11, (LOC Deutsche Bank A.G.) (a)	1,300,000	1,300,000

		3,300,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Missouri – 0.6%
Missouri State Development Finance Board Revenue, Series C, 0.12%, 12/1/20, (LOC U.S. Bank N.A.) (a)	700,000	700,000

Montana – 1.7%
Forsyth Montana Pollution Control Revenue, 0.29%, 11/1/11, (LOC BNP Paribas) (a)	2,000,000	2,000,000

Nebraska – 0.8%
Saline County Nebraska Hospital Authority No. 1 Hospital Revenue, Series C, 0.11%, 11/7/11, (LOC U.S. Bank N.A.) (a)	985,000	985,000

New Hampshire – 0.8%
New Hampshire State Business Finance Authority Revenue, 0.18%, 11/1/11, (LOC TD Banknorth N.A.) (a)	970,000	970,000

New Jersey – 4.1%
New Jersey Economic Development Authority Gas Facilities Revenue, 0.11%, 11/1/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000
New Jersey State Transportation Trust Fund Authority Revenue, Series D, 0.15%, 11/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,500,000	1,500,000
New Jersey State Turnpike Authority Revenue, Series D, 0.85%, 11/7/11, (Credit Support NATL-RE FGIC, LOC Societe Generale) (a)	1,500,000	1,500,000

		5,000,000

New Mexico – 1.4%
New Mexico Educational Assistance Foundation Revenue, Series A-1, 0.17%, 11/7/11, AMT, (Credit Support Guaranteed Student Loans, LOC Royal Bank of Canada) (a)	1,700,000	1,700,000

New York – 4.7%
New York City GO, Sub-series E4, 0.20%, 11/1/11, (LOC BNP Paribas) (a)	1,200,000	1,200,000
New York City Transitional Finance Authority Revenue, Sub-series C-2, 0.20%, 11/1/11, (SPA Landesbank Hessen-Thuringen) (a)	2,000,000	2,000,000
New York State Energy Research & Development Authority Revenue, Sub-series A-2, 0.11%, 5/1/39, (LOC Mizuho Corporate Bank) (a)	1,500,000	1,500,000
Triborough Bridge & Tunnel Authority Revenue, Series B, 0.10%, 11/7/11, (LOC State Street Bank & Trust Co.) (a)	1,000,000	1,000,000

		5,700,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC INVESTOR TAX - FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Ohio – 6.3%
Hamilton County Ohio Health Care Revenue, Series B, 0.14%, 11/7/11, (LOC PNC Bank N.A.) (a)	500,000	500,000
Hamilton County Ohio Hospital Facilities Revenue, 0.14%, 11/7/11, (LOC PNC Bank N.A.) (a)	1,200,000	1,200,000
Ohio State Air Quality Development Authority Revenue, Series A, 0.10%, 11/7/11, (LOC Bank of Nova Scotia) (a)	1,350,000	1,350,000
Ohio State Air Quality Development Authority Revenue, Series C, 0.13%, 11/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000
Ohio State Water Development Authority Revenue, Series A, 0.10%, 5/15/19, (LOC UBS AG) (a)	2,500,000	2,500,000

		7,550,000

Oregon – 1.9%
Oregon State Business Development Commission Revenue, Series 230, 0.15%, 11/7/11, AMT, (LOC U.S. Bank N.A.) (a)	2,300,000	2,300,000

Pennsylvania – 2.8%
Beaver County Pennsylvania Industrial Development Authority Pollution Control Revenue, 0.12%, 11/1/11, (LOC Barclays Bank plc) (a)	1,000,000	1,000,000
Haverford Township Pennsylvania School District GO, 0.14%, 11/7/11, (Credit Support State Aid Withholding, LOC TD Bank N.A.) (a)	1,000,000	1,000,000
Jackson Township Pennsylvania Industrial Development Authority Revenue, 0.17%, 11/7/11, AMT, (LOC PNC Bank N.A.) (a)	1,000,000	1,000,000
Philadelphia Pennsylvania Authority for Industrial Development Revenue, 0.13%, 11/1/11, (LOC PNC Bank N.A.) (a)	400,000	400,000

		3,400,000

South Carolina – 1.8%
South Carolina Jobs Economic Development Authority Revenue, Series A, 0.13%, 11/7/11, (LOC Wells Fargo Bank N.A.) (a)	975,000	975,000
South Carolina Jobs Economic Development Authority Revenue, 0.15%, 11/7/11, (LOC Branch Banking & Trust) (a)	1,250,000	1,250,000

		2,225,000

Texas – 2.5%
Austin Texas Airport System Revenue, Series A, 0.13%, 11/7/11, AMT, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Harris County Texas Hospital District Revenue, 0.14%, 11/7/11, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Texas, continued
Houston Texas Utility System Revenue, Series B-3, 0.11%, 11/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,000,000	1,000,000

		3,000,000

Washington – 2.7%
Washington State Economic Development Finance Authority Revenue, Series A, 0.16%, 11/7/11, AMT, (LOC U.S. Bank N.A.) (a)	1,500,000	1,500,000
Washington State Housing Finance Commission Multi-family Housing Revenue, 0.14%, 11/7/11, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	1,800,000	1,800,000

		3,300,000

Wisconsin – 1.9%
Public Finance Authority Wisconsin Continuing Care Retirement Community Revenue, Series B, 0.13%, 11/1/11, (LOC Bank of Scotland) (a)	1,000,000	1,000,000
Wisconsin State Health & Educational Facilities Authority Revenue, 0.14%, 2/1/38, (LOC BMO Harris Bank N.A.) (a)	1,245,000	1,245,000

		2,245,000

Wyoming – 1.5%
Lincoln County Wyoming Pollution Control Revenue, 0.09%, 8/1/15 (a)	800,000	800,000
Sweetwater County Wyoming Pollution Control Revenue, Series A, 0.11%, 11/7/11, (LOC Barclays Bank plc) (a)	1,000,000	1,000,000

		1,800,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $97,340,000)		97,340,000

Municipal Bonds—18.6%

Alabama – 2.4%
Jefferson County Alabama Sewer Revenue, Series D, 5.25%, 2/1/24, (Credit Support FGIC), prerefunded 8/1/12 @ 100	1,870,000	1,939,432
Jefferson County Alabama Sewer Revenue Warrants, Series D, 5.00%, 2/1/42, (Credit Support FGIC), Prerefunded 8/1/12 @ 100	880,000	910,504

		2,849,936

California – 0.9%
California State Department of Water Resources Supply Revenue, Series A, 5.38%, 5/1/22, Prerefunded 5/1/12 @ 101	1,000,000	1,035,967

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX - FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Florida – 1.0%
Lake County Florida School Board Certificates of Participation, 5.38%, 7/1/15, (Credit Support AMBAC), prerefunded 7/1/12 @ 100	1,200,000	1,240,770

Georgia – 1.3%
Georgia State GO, Series B, 5.13%, 5/1/15, prerefunded 5/1/12 @ 100	1,500,000	1,536,540

Illinois – 3.5%
Chicago Illinois Board of Education GO, Series A, 5.25%, 12/1/13, (Credit Support NATL-RE), prerefunded 12/1/11 @ 100	1,000,000	1,003,967
Chicago Illinois Board of Education GO, Series C, 5.00%, 12/1/31, (Credit Support AGM), prerefunded 12/1/11 @ 100	1,045,000	1,048,989
Chicago Illinois Waterworks Revenue, 5.00%, 11/1/26, (Credit Support AMBAC), Prerefunded 11/1/11 @ 100	1,150,000	1,150,000
Kane County Illinois School District 129 Aurora West Side GO, Series A, 5.75%, 2/1/21, (Credit Support FGIC), Prerefunded 2/1/12 @ 100	1,000,000	1,014,047

		4,217,003

Massachusetts – 0.2%
Massachusetts State Special Obligation Revenue, Series A, 5.38%, 6/1/20, (Credit Support FGIC), prerefunded 6/1/12 @ 100	300,000	308,368

Michigan – 1.7%
Delta County Michigan Economic Development Corp., Series A, 6.25%, 4/15/27, prerefunded 4/15/12 @ 100	1,000,000	1,026,485
Michigan State Trunk Line Revenue, Series A, 5.25%, 11/1/30, (Credit Support AGM), prerefunded 11/1/11 @ 100	1,000,000	1,000,000

		2,026,485

Nevada – 0.8%
Clark County Nevada School District GO, Series C, 5.00%, 6/15/21, (Credit Support NATL-RE), prerefunded 6/15/12 @ 100	1,000,000	1,029,413

New Jersey – 0.9%
Tobacco Settlement Financing Corp. Revenue, 6.00%, 6/1/37, prerefunded 6/1/12 @ 100	1,100,000	1,136,008

Ohio – 2.2%
Cincinnati Ohio City School District GO, 5.25%, 12/1/13, (Credit Support NATL-RE), prerefunded 12/1/11 @ 100	1,000,000	1,004,097

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Ohio, continued
Olentangy Local School District GO, 5.25%, 12/1/14, (Credit Support AGM Student Credit Program), prerefunded 6/1/12 @ 100	1,610,000	1,657,017

		2,661,114

Pennsylvania – 0.6%
Sayre Health Care Facilities Authority Revenue, Series B, 7.13%, 12/1/31, prerefunded 12/1/11 @ 107.50	650,000	702,331

Virginia – 0.8%
Arlington County Virginia GO, 5.25%, 2/1/16, (Credit Support State Aid Withholding), prerefunded 2/1/12 @ 100	1,000,000	1,012,678

Washington – 0.5%
Snohomish County Washington GO, 5.25%, 12/1/26, (Credit Support NATL-RE), prerefunded 12/1/11 @ 100	550,000	552,211

Wisconsin – 1.8%
Badger Tobacco Asset Securitization Corp. Revenue, 6.38%, 6/1/32, prerefunded 6/1/12 @ 100	1,070,000	1,107,737
Wisconsin State Transportation Revenue, Series 2, 5.13%, 7/1/22, (Credit Support AMBAC), prerefunded 7/1/12 @ 100	1,000,000	1,032,626

		2,140,363

TOTAL MUNICIPAL BONDS (COST $22,449,187)		22,449,187

TOTAL INVESTMENT SECURITIES (COST $121,789,187) — 101.0%		121,789,187

Percentages indicated are based on net assets of $120,619,022.

(a)

Variable rate security. The rate presented represents the rate in effect at October 31, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

AGM	—	Assured Guaranty Municipal Corporation
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Interest on security is subject to federal alternative minimum tax
FGIC	—	Financial Guaranty Insurance Company
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
LIQ FAC	—	Liquidity Facility
LOC	—	Letter of Credit
NATL-RE	—	Reinsurance provided by the National Public Finance Guarantee Corporation
SPA	—	Standby Purchase Agreement

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011

U.S. Government and Government Agency Obligations—33.3%

	Principal Amount($)	Amortized Cost($)

Federal Farm Credit Bank – 7.0%
0.15%, 8/20/12 (a), Series 1	50,000,000	49,995,516
0.27%, 3/22/12 (a)	150,000,000	149,994,594
0.20%, 8/2/12 (a)	30,000,000	30,000,000
0.19%, 8/22/12 (a), Series 1	50,000,000	49,993,754
0.27%, 4/25/12	9,000,000	9,000,252

		288,984,116

Federal Home Loan Bank – 10.2%
0.10%, 11/4/11 (b)	25,220,000	25,219,790
0.33%, 1/6/12 (b)	10,000,000	9,993,950
0.12%, 2/23/12	40,000,000	39,994,607
0.25%, 6/22/12	23,885,000	23,885,000
0.25%, 6/27/12	30,000,000	30,000,000
0.38%, 7/27/12,
Callable 1/14/12 @ 100	50,000,000	50,000,000
0.35%, 9/10/12,
Callable 12/2/11 @ 100	50,000,000	50,000,000
0.33%, 9/18/12,
Callable 3/2/12 @ 100	116,000,000	116,000,000
0.38%, 10/3/12,
Callable 12/23/11 @ 100	75,000,000	75,000,000

		420,093,347

Federal Home Loan Mortgage Corp. – 4.3%
0.03%, 1/3/12 (b)	100,000,000	99,994,750
0.10%, 2/15/12 (b)	75,000,000	74,977,917

		174,972,667

Federal National Mortgage Association – 11.8%
0.10%, 11/1/11 (b)	50,000,000	50,000,000
0.10%, 11/9/11 (b)	75,000,000	74,998,383
0.11%, 11/10/11 (b), Series BB	250,000,000	249,993,126
0.27%, 9/17/12 (a)	50,000,000	50,028,956
0.26%, 8/23/12 (a)	60,605,000	60,632,279

		485,652,744

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $1,369,702,873)		1,369,702,874

U.S. Treasury Obligations—11.9%

U.S. Treasury Notes – 11.9%
4.50%, 11/30/11	100,000,000	100,337,425
1.13%, 12/15/11	100,000,000	100,095,693
0.88%, 2/29/12	100,000,000	100,246,710
1.38%, 4/15/12	50,000,000	50,293,156
1.00%, 4/30/12	35,000,000	35,119,844
1.75%, 8/15/12	100,000,000	101,268,382

		487,361,210

TOTAL U.S. TREASURY OBLIGATIONS (COST $487,361,210)		487,361,210

Repurchase Agreements—54.7%

	Principal Amount($)	Amortized Cost($)

Bank of America Corp., purchased on 10/31/11, 0.12%, due on 11/1/11 with a maturity value of $400,001,333, collateralized by various U.S. Government and Government Agency Obligations, 3.30%-4.50%, 7/1/25-12/1/41, fair value $408,000,000	400,000,000	400,000,000
Barclays Capital Group, purchased on 10/31/11, 0.11%, due on 11/1/11 with a maturity value of $300,000,917, collateralized by various U.S. Government and Government Agency Obligations, 3.50%-4.50%, 9/1/26-11/1/41, fair value $306,000,001	300,000,000	300,000,000
Barclays Capital Group, purchased on 10/31/11, 0.13%, due on 11/1/11 with a maturity value of $100,000,361, collateralized by various U.S. Treasury Obligations, 1.75%-2.63%, 10/30/12-12/28/12, fair value $102,000,001	100,000,000	100,000,000
BNP Paribas, purchased on 10/31/11, 0.12%, due on 11/1/11 with a maturity value of $300,001,000, collateralized by various U.S. Government and Government Agency Obligations, 4.50%-6.00%, 7/15/40-8/15/41, fair value $306,000,001	300,000,000	300,000,000
Citigroup Global Markets, purchased on 10/31/11, 0.13%, due on 11/1/11 with a maturity value of $300,001,083, collateralized by various U.S. Government and Government Agency Obligations, 3.50%-6.00%, 6/1/18-10/15/41, fair value $306,000,000	300,000,000	300,000,000
Deutsche Bank, purchased on 10/31/11, 0.11%, due on 11/1/11 with a maturity value of $150,000,458, collateralized by various U.S. Government and Government Agency Obligations, 0.00%-7.13%, 6/23/14-5/15/30, fair value $153,000,111	150,000,000	150,000,000
Deutsche Bank, purchased on 10/31/11, 0.12%, due on 11/1/11 with a maturity value of $50,000,167, collateralized by various U.S. Government and Government Agency Obligations, 4.00%-5.50%, 5/1/26-8/1/32, fair value $51,000,000	50,000,000	50,000,000
Goldman Sachs, purchased on 10/31/11, 0.08%, due on 11/1/11 with a maturity value of $200,000,444, collateralized by various U.S. Government and Government Agency Obligations, 0.50%-4.75%, 10/30/12-9/12/31, fair value $204,000,240	200,000,000	200,000,000
Goldman Sachs, purchased on 10/31/11, 0.12%, due on 11/1/11 with a maturity value of $48,000,160, collateralized by various U.S. Treasury Obligations, 0.00%-3.00%, 12/9/11-4/6/15, fair value $48,960,642	48,000,000	48,000,000

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Repurchase Agreements, continued

	Principal Amount($)	Amortized Cost($)

Greenwich Capital Markets, Inc., purchased on 10/31/11, 0.06%, due on 11/4/11 with a maturity value of $150,001,000, collateralized by various U.S. Government and Government Agency Obligations, 0.00%-6.68%, 9/1/18-11/1/41, fair value $153,000,951	150,000,000	150,000,000
Greenwich Capital Markets, Inc., purchased on 10/31/11, 0.12%, due on 11/1/11 with a maturity value of $150,000,500, collateralized with a U.S. Treasury Obligation, 1.75%, 10/31/18, fair value $153,003,683	150,000,000	150,000,000
Greenwich Capital Markets, Inc., purchased on 10/31/11, 0.16%, due on 11/14/11 with a maturity value of $100,008,444, collateralized by various U.S. Government and Government Agency Obligations, 1.91%-5.01%, 4/1/30-10/1/41, fair value $102,000,928	100,000,000	100,000,000

TOTAL REPURCHASE AGREEMENTS (COST $2,248,000,000)		2,248,000,000

TOTAL INVESTMENT SECURITIES (COST $4,105,064,084) — 99.9%		4,105,064,084

Percentages indicated are based on net assets of $4,107,707,754.

(a)

Variable rate security. The rate presented represents the rate in effect at October 31, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2011

U.S. Treasury Obligations— 89.7%

	Principal Amount($)	Amortized Cost($)

U.S. Treasury Bills – 45.3%
0.00%, 11/3/11 (a)(b)	370,000,000	369,999,978
0.01%, 11/10/11 (a)	500,000,000	499,998,562
0.03%, 11/17/11 (a)	160,000,000	159,998,859
0.03%, 1/19/12 (a)	150,000,000	149,990,125

		1,179,987,524

U.S. Treasury Notes – 44.4%
0.75%, 11/30/11	150,000,000	150,073,280
1.13%, 12/15/11	150,000,000	150,174,286
1.00%, 12/31/11	200,000,000	200,306,680
1.13%, 1/15/12	100,000,000	100,217,910
0.88%, 2/29/12	175,000,000	175,478,241
4.63%, 2/29/12	100,000,000	101,484,805
1.38%, 3/15/12	150,000,000	150,711,742
1.38%, 4/15/12	25,000,000	25,147,461
1.38%, 9/15/12	100,000,000	101,055,268

		1,154,649,673

TOTAL U.S. TREASURY OBLIGATIONS (COST $2,334,637,197)		2,334,637,197

TOTAL INVESTMENT SECURITIES — 89.7%		2,334,637,197

Percentages indicated are based on net assets of $2,603,083,746.

(a)	Discount note. Rate presented represents the effective yield at time of purchase.

(b)	Rounds to less than 0.005%.

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

[This Page Intentionally Left Blank]

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2011

	New York Tax-Free Money Market Fund	Prime Money Market Fund	Tax-Free Money Market Fund

Assets:
Investments, at value and amortized cost	$523,127,973	$6,362,001,474	$121,789,187
Repurchase agreements, at value and cost	—	207,000,000	—

Total Investments	523,127,973	6,569,001,474	121,789,187

Cash	1,156,513	711,834	364,059
Interest and dividends receivable	1,396,045	2,716,316	453,186
Receivable for capital shares issued	—	165,244	—
Receivable for investments sold	2,400,000	—	—
Receivable from Investment Adviser	—	—	9,785
Prepaid expenses and other assets	32,390	127,230	25,281

Total Assets	528,112,921	6,572,722,098	122,641,498

Liabilities:
Dividends payable	—	295,650	—
Payable for investments purchased	—	—	2,000,000
Accrued expenses and other liabilities:
Investment Management	2,992	670,899	—
Administration	17,475	249,458	3,953
Accounting	—	156	581
Custodian	5,861	80,352	2,881
Transfer Agent	4,344	—	5,556
Other	35,047	275,770	9,505

Total Liabilities	65,719	1,572,285	2,022,476

Net Assets	$528,047,202	$6,571,149,813	$120,619,022

Composition of Net Assets:
Capital	$528,047,201	$6,571,163,193	$120,619,021
Undistributed (distributions in excess of) net investment income	1	—	1
Accumulated net realized gains (losses) from investments	—	(13,380)	—

Net Assets	$528,047,202	$6,571,149,813	$120,619,022

Net Assets:
Class A Shares	$195,635	$27,762,600	$—
Class B Shares	—	131,866	—
Class C Shares	—	5,787	—
Class D Shares	420,047,983	1,591,613,979	79,962,623
Class I Shares	—	4,309,345,870	—
Class Y Shares	107,803,584	642,289,711	40,656,399

	$528,047,202	$6,571,149,813	$120,619,022

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	195,634	27,763,219	—
Class B Shares	—	131,894	—
Class C Shares	—	5,786	—
Class D Shares	420,051,474	1,591,557,326	79,960,778
Class I Shares	—	4,309,433,693	—
Class Y Shares	107,806,647	642,285,501	40,657,876
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$—
Class B Shares(a)	$—	$1.00	$—
Class C Shares(a)	$—	$1.00	$—
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$1.00	$—
Class Y Shares	$1.00	$1.00	$1.00

(a)	Redemption Price per share varies by length of time shares are held.

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2011 (continued)

	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Assets:
Investments, at value and amortized cost	$1,857,064,084	$2,334,637,197
Repurchase agreements, at value and cost	2,248,000,000	—

Total Investments	4,105,064,084	2,334,637,197

Cash	62,916	188,897,668
Interest and dividends receivable	3,149,084	3,807,328
Receivable for capital shares issued	27,420	—
Receivable for investments sold	—	101,054,688
Receivable from Investment Adviser	—	55,274
Prepaid expenses and other assets	95,469	41,770

Total Assets	4,108,398,973	2,628,493,925

Liabilities:
Dividends payable	33,773	—
Payable for investments purchased	—	25,163,427
Accrued expenses and other liabilities:
Investment Management	270,123	—
Administration	127,305	82,056
Compliance Services	3,099	—
Accounting	—	60
Custodian	71,257	18,015
Other	185,662	146,621

Total Liabilities	691,219	25,410,179

Net Assets	$4,107,707,754	$2,603,083,746

Composition of Net Assets:
Capital	4,107,668,011	2,603,079,372
Undistributed (distributions in excess of) net investment income	2	—
Accumulated net realized gains (losses) from investments	39,741	4,374

Net Assets	$4,107,707,754	$2,603,083,746

Net Assets:
Class A Shares	$3,995,427	$612,996
Class B Shares	93,509	35,411
Class D Shares	746,457,837	619,940,338
Class I Shares	1,645,763,504	982,974,419
Class Y Shares	1,711,397,477	999,520,582

	$4,107,707,754	$2,603,083,746

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	3,994,019	612,978
Class B Shares	93,496	35,412
Class D Shares	746,269,838	619,935,277
Class I Shares	1,645,867,361	983,002,120
Class Y Shares	1,711,443,659	999,498,562
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00
Class B Shares(a)	$1.00	$1.00
Class D Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2011

	New York Tax-Free Money Market Fund	Prime Money Market Fund	Tax-Free Money Market Fund

Investment Income:
Interest	$1,096,683	$19,887,213	$261,204
Dividends	8,384	9,777	2,138

Total Investment Income	1,105,067	19,896,990	263,342

Expenses:
Investment Management	556,201	7,370,987	124,145
Advisory Services:
Operational Support—Class A Shares	428	23,975	—
Operational Support—Class B Shares	—	181	—
Operational Support—Class C Shares	—	86	—
Operational Support—Class D Shares	218,890	1,737,405	86,761
Operational Support—Class Y Shares	58,793	835,126	37,384
Administration:
Class A Shares	387	11,144	—
Class B Shares	—	83	—
Class C Shares	—	38	—
Class D Shares	203,264	805,236	40,227
Class I Shares	—	2,212,405	—
Class Y Shares	54,593	386,577	17,417
Distribution:
Class B Shares	—	1,375	—
Class C Shares	—	662	—
Shareholder Servicing:
Class A Shares	3,417	96,114	—
Class B Shares	—	431	—
Class C Shares	—	194	—
Class D Shares	1,094,425	4,343,886	216,664
Accounting	74,994	80,928	80,321
Compliance Services	7,707	110,577	1,799
Custodian	26,713	343,085	10,524
Printing	29,512	346,448	4,472
Transfer Agent	31,693	37,644	34,274
Trustee	28,024	346,060	6,471
Registration fees	51,325	113,444	65,752
Other	102,285	1,082,981	29,046

Total expenses before fee reductions	2,542,651	20,287,072	755,257
Fees voluntarily reduced by Investment Adviser	(350,712)	(1,027,850)	(285,228)
Fees voluntarily reduced by Administrator	(22,897)	—	(7,469)
Fees voluntarily reduced by Distributor	—	(1,986)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(1,096,359)	(4,364,757)	(210,052)
Fees paid indirectly	(7,695)	(26,007)	(655)

Net Expenses	1,064,988	14,866,472	251,853

Net Investment Income	40,079	5,030,518	11,489

Net realized gains (losses) from investments	—	186,929	—

Change In Net Assets Resulting From Operations	$40,079	$5,217,447	$11,489

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2011 (continued)

	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Investment Income:
Interest	$11,606,744	$3,259,578

Total Investment Income	11,606,744	3,259,578

Expenses:
Investment Management	6,329,551	3,064,549
Advisory Services:
Operational Support—Class A Shares	8,692	2,260
Operational Support—Class B Shares	74	44
Operational Support—Class D Shares	795,031	802,565
Operational Support—Class Y Shares	2,825,655	1,053,749
Administration:
Class A Shares	4,059	1,012
Class B Shares	36	20
Class D Shares	368,057	370,794
Class I Shares	1,238,397	556,328
Class Y Shares	1,302,311	489,112
Distribution:
Class B Shares	559	325
Shareholder Servicing:
Class A Shares	34,767	9,042
Class B Shares	186	108
Class D Shares	1,987,592	2,006,427
Accounting	67,598	66,303
Compliance Services	101,995	45,174
Custodian	304,865	159,670
Printing	161,799	70,384
Transfer Agent	18,291	30,408
Trustee	321,147	145,895
Registration fees	108,028	79,739
Other	817,052	487,512

Total expenses before fee reductions	16,795,742	9,441,420
Fees voluntarily reduced by Investment Adviser	(3,849,145)	(4,005,701)
Fees voluntarily reduced by Administrator	(546,227)	(383,461)
Fees voluntarily reduced by Distributor	(559)	(325)
Fees voluntarily reduced by Shareholder Servicing Agent	(2,022,545)	(2,015,577)
Fees paid indirectly	(19,140)	(53,029)

Net Expenses	10,358,126	2,983,327

Net Investment Income	1,248,618	276,251

Net realized gains (losses) from investments	220,254	4,376

Change In Net Assets Resulting From Operations	$1,468,872	$280,627

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	New York Tax-Free Money Market Fund		Prime Money Market Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$40,079	$113,668	$5,030,518	$10,398,056
Net realized gains (losses) from investments	—	56	186,929	173,883

Change in net assets resulting from operations	40,079	113,724	5,217,447	10,571,939

Dividends:
Net investment income:
Class A Shares	(104)	(5,363)	(2,420)	(37,692)
Class B Shares	—	(2)	(18)	(35)
Class C Shares	—	—	(8)	(27,814)
Class D Shares	(29,578)	(60,651)	(174,840)	(245,543)
Class I Shares	—	—	(4,730,216)	(9,643,060)
Class Y Shares	(10,398)	(34,303)	(126,895)	(404,937)

Change in net assets resulting from shareholder dividends	(40,080)	(100,319)	(5,034,397)	(10,359,081)

Change in net assets resulting from capital transactions	27,291,715	(173,745,143)	(944,671,396)	(3,466,257,144)

Change in net assets	27,291,714	(173,731,738)	(944,488,346)	(3,466,044,286)

Net Assets:
Beginning of period	500,755,488	674,487,226	7,515,638,159	10,981,682,445

End of period	$528,047,202	$500,755,488	$6,571,149,813	$7,515,638,159

Accumulated net investment income (loss)	$1	$2	$—	$3,880

34	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	New York Tax-Free Money Market Fund		Prime Money Market Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,560,641	$111,048,691	$35,520,209	$704,054,090
Dividends reinvested	100	5,240	127	31,907
Value of shares redeemed	(16,927,984)	(137,188,421)	(40,700,451)	(1,014,520,313)

Class A Shares capital transactions	(14,367,243)	(26,134,490)	(5,180,115)	(310,434,316)

Class B Shares:
Proceeds from shares issued	—	—	21,964	—
Dividends reinvested	—	3	13	28
Value of shares redeemed	—	(21,410)	(115,996)	(86,464)

Class B Shares capital transactions	—	(21,407)	(94,019)	(86,436)

Class C Shares:
Proceeds from shares issued	—	—	148,117	620,820,913
Dividends reinvested	—	—	8	27,818
Value of shares redeemed	—	—	(186,363)	(880,191,343)

Class C Shares capital transactions	—	—	(38,238)	(259,342,612)

Class D Shares:
Proceeds from shares issued	1,089,562,960	1,332,291,987	6,469,859,849	8,128,496,115
Dividends reinvested	22,219	42,926	136,446	181,847
Value of shares redeemed	(1,050,431,214)	(1,374,515,160)	(6,574,729,064)	(8,427,865,849)

Class D Shares capital transactions	39,153,965	(42,180,247)	(104,732,769)	(299,187,887)

Class I Shares:
Proceeds from shares issued	—	—	42,931,122,838	50,013,243,325
Dividends reinvested	—	—	2,548,860	5,017,364
Value of shares redeemed	—	—	(43,303,107,094)	(52,528,387,645)

Class I Shares capital transactions	—	—	(369,435,396)	(2,510,126,956)

Class Y Shares:
Proceeds from shares issued	611,549,903	940,911,426	2,135,069,470	3,338,297,449
Dividends reinvested	7,717	26,949	117,129	365,355
Value of shares redeemed	(609,052,627)	(1,046,347,374)	(2,600,377,458)	(3,425,741,741)

Class Y Shares capital transactions	2,504,993	(105,408,999)	(465,190,859)	(87,078,937)

Change in net assets resulting from capital transactions	$27,291,715	$(173,745,143)	$(944,671,396)	$(3,466,257,144)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Free Money Market Fund		U.S. Government Money Market Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income	$11,489	$62,117	$1,248,618	$5,343,271
Net realized gains (losses) from investments	—	1,779	220,254	(180,513)

Change in net assets resulting from operations	11,489	63,896	1,468,872	5,162,758

Dividends:
Net investment income:
Class A Shares	—	—	(869)	(63,587)
Class B Shares	—	—	(8)	(11)
Class C Shares	—	—	—	(54)
Class D Shares	(6,019)	(9,826)	(79,461)	(73,725)
Class I Shares	—	(217)	(886,348)	(4,841,080)
Class Y Shares	(5,469)	(52,124)	(282,432)	(368,370)
Net realized gains:
Class A Shares	—	—	—	(71,214)
Class B Shares	—	—	—	(11)
Class C Shares	—	—	—	(54)
Class D Shares	(1,194)	—	—	(75,519)
Class I Shares	—	—	—	(799,823)
Class Y Shares	(585)	—	—	(411,878)

Change in net assets resulting from shareholder dividends	(13,267)	(62,167)	(1,249,118)	(6,705,326)

Change in net assets resulting from capital transactions	15,452,934	(87,973,151)	(4,860,273,121)	(3,920,417,253)

Change in net assets	15,451,156	(87,971,422)	(4,860,053,367)	(3,921,959,821)

Net Assets:
Beginning of period	105,167,866	193,139,288	8,967,761,121	12,889,720,942

End of period	$120,619,022	$105,167,866	$4,107,707,754	$8,967,761,121

Accumulated net investment income (loss)	$1	$—	$2	$501

36	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	Tax-Free Money Market Fund		U.S. Government Money Market Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$31,276,415	$1,992,806,692
Dividends reinvested	—	—	79	132,537
Value of shares redeemed	(255)	—	(53,208,562)	(2,541,124,265)

Class A Shares capital transactions	(255)	—	(21,932,068)	(548,185,036)

Class B Shares:
Proceeds from shares issued	—	—	72,864	57,962
Dividends reinvested	—	—	8	22
Value of shares redeemed	—	—	(67,324)	(53,916)

Class B Shares capital transactions	—	—	5,548	4,068

Class C Shares:
Proceeds from shares issued	—	—	—	4,343,429
Dividends reinvested	—	—	—	108
Value of shares redeemed	—	—	(3)	(4,572,877)

Class C Shares capital transactions	—	—	(3)	(229,340)

Class D Shares:
Proceeds from shares issued	217,131,493	180,284,942	3,459,519,344	2,372,133,864
Dividends reinvested	2,418	2,620	50,828	81,037
Value of shares redeemed	(211,158,639)	(201,650,799)	(3,635,390,571)	(2,217,260,103)

Class D Shares capital transactions	5,975,272	(21,363,237)	(175,820,399)	154,954,798

Class I Shares:
Proceeds from shares issued	—	2,283,761	24,356,407,905	43,584,385,177
Dividends reinvested	—	213	640,334	3,450,663
Value of shares redeemed	—	(2,283,974)	(27,812,865,292)	(46,662,995,313)

Class I Shares capital transactions	—	—	(3,455,817,053)	(3,075,159,473)

Class Y Shares:
Proceeds from shares issued	213,868,994	278,127,720	18,153,063,238	30,977,630,926
Dividends reinvested	900	28,563	276,177	759,275
Value of shares redeemed	(204,391,977)	(344,766,197)	(19,360,048,561)	(31,430,192,471)

Class Y Shares capital transactions	9,477,917	(66,609,914)	(1,206,709,146)	(451,802,270)

Change in net assets resulting from capital transactions	$15,452,934	$(87,973,151)	$(4,860,273,121)	$(3,920,417,253)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury Money Market Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income	$276,251	$454,370
Net realized gains (losses) from investments	4,376	119,371

Change in net assets resulting from operations	280,627	573,741

Dividends:
Net investment income:
Class A Shares	(212)	(29,639)
Class B Shares	(5)	(5)
Class C Shares	—	(629)
Class D Shares	(73,082)	(84,195)
Class I Shares	(108,964)	(244,902)
Class Y Shares	(93,694)	(99,540)
Net realized gains:
Class A Shares	(2)	—
Class B Shares	(1)	—
Class D Shares	(8,821)	—
Class I Shares	(22,434)	—
Class Y Shares	(12,621)	—

Change in net assets resulting from shareholder dividends	(319,836)	(458,910)

Change in net assets resulting from capital transactions	(682,335,435)	(2,382,770,496)

Change in net assets	(682,374,644)	(2,382,655,665)

Net Assets:
Beginning of period	3,285,458,390	5,668,114,055

End of period	$2,603,083,746	$3,285,458,390

Accumulated net investment income (loss)	$—	$(295)

38	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Treasury Money Market Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,775,885	$586,562,316
Dividends reinvested	187	29,586
Value of shares redeemed	(34,165,775)	(939,620,546)

Class A Shares capital transactions	(32,389,703)	(353,028,644)

Class B Shares:
Proceeds from shares issued	1,031	—
Dividends reinvested	6	5
Value of shares redeemed	(15,915)	(9,405)

Class B Shares capital transactions	(14,878)	(9,400)

Class C Shares:
Proceeds from shares issued	—	19,052,998
Dividends reinvested	—	628
Value of shares redeemed	(41)	(26,191,953)

Class C Shares capital transactions	(41)	(7,138,327)

Class D Shares:
Proceeds from shares issued	2,802,057,554	2,661,745,254
Dividends reinvested	49,431	51,719
Value of shares redeemed	(2,908,396,536)	(2,891,227,047)

Class D Shares capital transactions	(106,289,551)	(229,430,074)

Class I Shares:
Proceeds from shares issued	8,121,397,977	11,036,153,561
Dividends reinvested	75,052	126,402
Value of shares redeemed	(8,517,488,640)	(12,980,257,849)

Class I Shares capital transactions	(396,015,611)	(1,943,977,886)

Class Y Shares:
Proceeds from shares issued	2,033,753,306	3,333,793,931
Dividends reinvested	101,736	94,774
Value of shares redeemed	(2,181,480,693)	(3,183,074,870)

Class Y Shares capital transactions	(147,625,651)	150,813,835

Change in net assets resulting from capital transactions	$(682,335,435)	$(2,382,770,496)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(c)	—		—	(c)	—	(c)	—	(c)	—	(c)	1.00
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00

CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)		1.00
Year Ended October 31, 2009	1.00	—	(c)	—		—	(c)	—	(c)	—	(c)	—	(c)	1.00
Year Ended October 31, 2010(f)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00
Year Ended October 31, 2011(g)	1.00	—		—		—		—		—		—		1.00

CLASS C SHARES
Year Ended October 31, 2007(h)	$1.00	—		—		—		—		—		—		$1.00
Year Ended October 31, 2008(h)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(g)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2010(g)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2011(g)	1.00	—		—		—		—		—		—		1.00

CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(c)	—		—	(c)	—	(c)	—	(c)	—	(c)	1.00
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00

CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(c)	—		—	(c)	—	(c)	—	(c)	—	(c)	1.00
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)

CLASS A SHARES
Year Ended October 31, 2007	3.00	%(b)	$120,841		0.65	%(b)	0.65%		2.98	%(b)	0.67%
Year Ended October 31, 2008	1.94%		45,791		0.63%		0.63%		2.09%		0.63%
Year Ended October 31, 2009	0.18	%(d)	40,698		0.49	%(d)	0.49	%(d)	0.21	%(d)	0.67	%(d)
Year Ended October 31, 2010	0.02	%(e)	14,564		0.23%		0.23%		0.02	%(e)	0.64%
Year Ended October 31, 2011	0.01%		196		0.22%		0.22%		0.01%		0.66%

CLASS B SHARES
Year Ended October 31, 2007	2.39	%(b)	$34		1.25	%(b)	1.25%		2.38	%(b)	1.27%
Year Ended October 31, 2008	1.33%		35		1.23%		1.23%		1.30%		1.23%
Year Ended October 31, 2009	0.08	%(d)	21		0.65	%(d)	0.65	%(d)	0.08	%(d)	1.27	%(d)
Year Ended October 31, 2010(f)	0.01	%(e)	—		0.22%		0.22%		0.02	%(e)	1.24%
Year Ended October 31, 2011(g)	—%		—		—%		—%		—%		—%

CLASS C SHARES
Year Ended October 31, 2007(h)	—%		$—	(i)	—%		—%		—%		—%
Year Ended October 31, 2008(h)	—%		—	(i)	—%		—%		—%		—%
Year Ended October 31, 2009(g)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2010(g)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2011(g)	—%		—		—%		—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2007	3.16	%(b)	$531,864		0.50	%(b)	0.50%		3.14	%(b)	0.52%
Year Ended October 31, 2008	2.09%		586,791		0.48%		0.48%		1.99%		0.48%
Year Ended October 31, 2009	0.25	%(d)	423,061		0.43	%(d)	0.43	%(d)	0.26	%(d)	0.52	%(d)
Year Ended October 31, 2010	0.02	%(e)	380,888		0.23%		0.23%		0.02	%(e)	0.49%
Year Ended October 31, 2011	0.01%		420,048		0.19%		0.19%		0.01%		0.51%

CLASS Y SHARES
Year Ended October 31, 2007	3.42	%(b)	$339,665		0.25	%(b)	0.25%		3.39	%(b)	0.27%
Year Ended October 31, 2008	2.35%		319,797		0.23%		0.23%		2.27%		0.23%
Year Ended October 31, 2009	0.40	%(d)	210,706		0.26	%(d)	0.26	%(d)	0.39	%(d)	0.27	%(d)
Year Ended October 31, 2010	0.02	%(e)	105,303		0.22%		0.22%		0.02	%(e)	0.24%
Year Ended October 31, 2011	0.01%		107,804		0.19%		0.19%		0.01%		0.26%

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, and 0.02% for Class A Shares, Class B Shares, Class D Shares, and Class Y Shares, respectively.

(c)	Represents less than $0.005 or $(0.005).

(d)

Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.04% and the total return and net investment income ratio would have increased by 0.04%.

(e)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(f)

Class B Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 190 days during the period. The net asset value, end of period, presented is as of the last day during the class had operations.

(g)	During the period, the class had no operations. The net asset values represent the last day the class had shareholders.

(h)	During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money. The net asset values reflected represent the last day the class had shareholders.

(i)	Less than $500.

40	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Total Dividends		Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(b)	0.05		(0.05)		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		1.00
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2010	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2011	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00

CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.04		—	(b)	0.04		(0.04)		(0.04)		$1.00
Year Ended October 31, 2008	1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—		—		1.00
Year Ended October 31, 2010	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2011	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00

CLASS C SHARES
Year Ended October 31, 2007	$1.00	0.04		—	(b)	0.04		(0.04)		(0.04)		$1.00
Year Ended October 31, 2008	1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2010	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2011	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00

CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(b)	0.05		(0.05)		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		1.00
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2010	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2011	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00

CLASS I SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(b)	0.05		(0.05)		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		1.00
Year Ended October 31, 2009	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00
Year Ended October 31, 2010	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2011	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00

CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.05		—	(b)	0.05		(0.05)		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		1.00
Year Ended October 31, 2009	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00
Year Ended October 31, 2010	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended October 31, 2011	1.00	—	(b)(f)	—	(b)	—	(b)	—	(b)	—	(b)	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)		Ratio of Net Investment Income to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)

CLASS A SHARES
Year Ended October 31, 2007	4.77	%(c)	$471,148	0.67	%(c)	0.67	%(c)	4.68	%(c)	0.70%
Year Ended October 31, 2008	2.71	%(d)	308,499	0.67%		0.67%		2.73%		0.67%
Year Ended October 31, 2009	0.32	%(e)	343,265	0.55	%(e)	0.55	%(e)	0.31	%(e)	0.69	%(e)
Year Ended October 31, 2010	0.01	%(g)	32,943	0.29%		0.29%		0.01	%(g)	0.67%
Year Ended October 31, 2011	0.01%		27,763	0.26%		0.26%		0.01%		0.68%

CLASS B SHARES
Year Ended October 31, 2007	4.14	%(c)	$204	1.27	%(c)	1.27	%(c)	4.07	%(c)	1.30%
Year Ended October 31, 2008	2.10	%(d)	199	1.27%		1.27%		2.08%		1.27%
Year Ended October 31, 2009	0.17	%(e)	312	0.68	%(e)	0.68	%(e)	0.13	%(e)	1.30	%(e)
Year Ended October 31, 2010	0.01	%(g)	226	0.29%		0.29%		0.01	%(g)	1.27%
Year Ended October 31, 2011	0.01%		132	0.26%		0.26%		0.01%		1.28%

CLASS C SHARES
Year Ended October 31, 2007	4.14	%(c)	$317,217	1.27	%(c)	1.27	%(c)	4.08	%(c)	1.30%
Year Ended October 31, 2008	2.10	%(d)	316,779	1.27%		1.27%		2.04%		1.27%
Year Ended October 31, 2009	0.17	%(e)	259,364	0.74	%(e)	0.74	%(e)	0.19	%(e)	1.29	%(e)
Year Ended October 31, 2010	0.01	%(g)	44	0.29%		0.29%		0.01	%(g)	1.27%
Year Ended October 31, 2011	0.01%		6	0.25%		0.25%		0.01%		1.28%

CLASS D SHARES
Year Ended October 31, 2007	4.92	%(c)	$3,710,803	0.52	%(c)	0.52	%(c)	4.83	%(c)	0.55%
Year Ended October 31, 2008	2.86	%(d)	2,720,592	0.52%		0.52%		2.89%		0.52%
Year Ended October 31, 2009	0.40	%(e)	1,994,448	0.49	%(e)	0.49	%(e)	0.42	%(e)	0.54	%(e)
Year Ended October 31, 2010	0.01	%(g)	1,695,222	0.29%		0.29%		0.01	%(g)	0.52%
Year Ended October 31, 2011	0.01%		1,591,614	0.26%		0.26%		0.01%		0.53%

CLASS I SHARES
Year Ended October 31, 2007	5.33	%(c)	$1,870,485	0.14	%(c)	0.14	%(c)	5.21	%(c)	0.21%
Year Ended October 31, 2008	3.23	%(d)	2,954,253	0.16%		0.16%		3.14%		0.17%
Year Ended October 31, 2009	0.69	%(e)	7,189,613	0.18	%(e)	0.18	%(e)	0.55	%(e)	0.19	%(e)
Year Ended October 31, 2010	0.14	%(g)	4,679,632	0.17%		0.17%		0.14	%(g)	0.17%
Year Ended October 31, 2011	0.10%		4,309,346	0.17%		0.17%		0.10%		0.18%

CLASS Y SHARES
Year Ended October 31, 2007	5.19	%(c)	$1,036,994	0.27	%(c)	0.27	%(c)	5.08	%(c)	0.30%
Year Ended October 31, 2008	3.12	%(d)	2,236,927	0.27%		0.27%		2.96%		0.27%
Year Ended October 31, 2009	0.58	%(e)	1,194,680	0.29	%(e)	0.29	%(e)	0.68	%(e)	0.29	%(e)
Year Ended October 31, 2010	0.05	%(g)	1,107,571	0.26%		0.26%		0.04	%(g)	0.27%
Year Ended October 31, 2011	0.01%		642,290	0.26%		0.26%		0.02%		0.28%

(a)	Total returns do not include redemption charges.

(b)	Represents less than $0.005 or $(0.005).

(c)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(d)

During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16, 746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

(f)	Calculated based on average shares outstanding.

(g)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007(c)	$1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)	$1.00
Year Ended October 31, 2008(e)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(f)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011(j)	1.00	—	(d)	—	(d)	—	(d)	—		—		—		1.00

CLASS C SHARES
Year Ended October 31, 2007(k)	$1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)	$1.00
Year Ended October 31, 2008(e)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(e)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2010(e)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2011(e)	1.00	—		—		—		—		—		—		1.00

CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00

CLASS I SHARES
Year Ended October 31, 2007(e)	$1.00	—		—		—		—		—		—		$1.00
Year Ended October 31, 2008(e)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(e)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2010(l)	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011(e)	1.00	—		—		—		—		—		—		1.00

CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—	(d)	(0.01)		1.00
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)

CLASS A SHARES
Year Ended October 31, 2007(c)	0.18%		$—		0.72%		0.72%		2.96%		0.92%
Year Ended October 31, 2008(e)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2009(f)	0.01	%(g)	—	(h)	0.31	%(g)	0.31	%(g)	0.36	%(g)	0.07	%(g)
Year Ended October 31, 2010	—	%(i)	—	(h)	0.15%		0.15%		0.12	%(i)	0.28%
Year Ended October 31, 2011(j)	—%		—		0.26%		0.26%		(0.02)%		0.46%

CLASS C SHARES
Year Ended October 31, 2007(k)	0.09%		$—		1.34%		—%		2.24%		1.54%
Year Ended October 31, 2008(e)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2009(e)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2010(e)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2011(e)	—%		—		—%		—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2007	3.04%		$40,184		0.63%		0.63%		3.04%		0.83%
Year Ended October 31, 2008	2.13%		69,787		0.46%		0.46%		2.05%		0.66%
Year Ended October 31, 2009	0.31	%(g)	95,350		0.43	%(g)	0.43	%(g)	0.29	%(g)	0.63	%(g)
Year Ended October 31, 2010	0.01	%(i)	73,988		0.26%		0.26%		0.01	%(i)	0.64%
Year Ended October 31, 2011	0.01%		79,963		0.21%		0.21%		0.01%		0.68%

CLASS I SHARES
Year Ended October 31, 2007(e)	—%		$—		—%		—%		—%		—%
Year Ended October 31, 2008(e)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2009(e)	—%		—		—%		—%		—%		—%
Year Ended October 31, 2010(l)	0.01	%(i)	—		0.16%		0.16%		0.09	%(i)	0.37%
Year Ended October 31, 2011(e)	—%		—		—%		—%		—%		—%

CLASS Y SHARES
Year Ended October 31, 2007	3.30%		$18,936		0.34%		0.34%		3.31%		0.54%
Year Ended October 31, 2008	2.38%		143,730		0.20%		0.20%		2.31%		0.40%
Year Ended October 31, 2009	0.55	%(g)	97,789		0.18	%(g)	0.18	%(g)	0.57	%(g)	0.38	%(g)
Year Ended October 31, 2010	0.08	%(i)	31,180		0.18%		0.18%		0.09	%(i)	0.39%
Year Ended October 31, 2011	0.02%		40,656		0.20%		0.20%		0.01%		0.44%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.

(b)	Annualized for periods less than one year.

(c)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 24 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(d)	Represents less than $0.005 or $(0.005).

(e)	During the period, class had no operations. The net asset values reflected the last day the class had shareholders.

(f)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 262 days during the period. The net asset value, end of period, presented as of the last day during the period the class had shareholders.

(g)

Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

(h)	Less than $500.

(i)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(j)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 141 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(k)

Class C Shares commenced operations on July 30, 2007 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 15 days during the period. The net asset value, end of period, presented is as of the last day during the class had shareholders.

(l)

Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 51 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

42	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—		—		—		—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00

CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00

CLASS C SHARES
Period Ended October 31, 2007(g)	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009(h)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010(i)	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2011(k)	1.00	—		—		—		—		—		—		1.00

CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00

CLASS I SHARES
Year Ended October 31, 2007(l)	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)		—		(0.03)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00

CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)		—		(0.03)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)

CLASS A SHARES
Year Ended October 31, 2007	4.63	%(c)	$1,090,807		0.65	%(c)	0.65%		4.56	%(c)	0.70%
Year Ended October 31, 2008	2.20%		703,712		0.67%		0.67%		2.29%		0.67%
Year Ended October 31, 2009	0.14	%(e)	574,577		0.52	%(e)	0.52	%(e)	0.14	%(e)	0.72	%(e)
Year Ended October 31, 2010	0.02	%(f)	25,926		0.23%		0.23%		0.01	%(f)	0.67%
Year Ended October 31, 2011	0.01%		3,995		0.16%		0.16%		0.01%		0.68%

CLASS B SHARES
Year Ended October 31, 2007	4.76	%(c)	$1		1.25	%(c)	1.25%		4.01	%(c)	1.28%
Year Ended October 31, 2008	1.67%		54		1.29%		1.29%		1.24%		1.29%
Year Ended October 31, 2009	0.08	%(e)	84		0.54	%(e)	0.54	%(e)	0.08	%(e)	1.30	%(e)
Year Ended October 31, 2010	0.02	%(f)	88		0.22%		0.22%		0.01	%(f)	1.27%
Year Ended October 31, 2011	0.01%		94		0.17%		0.17%		0.01%		1.28%

CLASS C SHARES
Period Ended October 31, 2007(g)	3.79	%(c)	$428		1.20	%(c)	1.20%		3.78	%(c)	1.25%
Year Ended October 31, 2008	1.59%		101		1.27%		1.27%		1.28%		1.27%
Year Ended October 31, 2009(h)	0.08	%(e)	229		0.50	%(e)	0.50	%(e)	0.04	%(e)	1.32	%(e)
Year Ended October 31, 2010(i)	0.02	%(f)	—	(j)	0.23%		0.23%		0.01	%(f)	1.27%
Year Ended October 31, 2011(k)	—%		—		—%		—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2007	4.79	%(c)	$761,155		0.50	%(c)	0.50%		4.66	%(c)	0.54%
Year Ended October 31, 2008	2.36%		1,438,199		0.52%		0.52%		1.92%		0.52%
Year Ended October 31, 2009	0.18	%(e)	767,551		0.48	%(e)	0.48	%(e)	0.21	%(e)	0.58	%(e)
Year Ended October 31, 2010	0.02	%(f)	922,510		0.22%		0.22%		0.02	%(f)	0.52%
Year Ended October 31, 2011	0.01%		746,458		0.17%		0.17%		0.01%		0.53%

CLASS I SHARES
Year Ended October 31, 2007(l)	4.99	%(c)	$949,095		0.15	%(c)	0.15%		4.73	%(c)	0.17%
Year Ended October 31, 2008	2.72%		4,908,887		0.17%		0.17%		2.23%		0.18%
Year Ended October 31, 2009	0.43	%(e)	8,176,980		0.22	%(e)	0.22	%(e)	0.38	%(e)	0.22	%(e)
Year Ended October 31, 2010	0.08	%(f)	5,100,891		0.16%		0.16%		0.07	%(f)	0.17%
Year Ended October 31, 2011	0.03%		1,645,764		0.16%		0.16%		0.03%		0.18%

CLASS Y SHARES
Year Ended October 31, 2007	5.05	%(c)	$6,267,594		0.26	%(c)	0.26%		4.78	%(c)	0.28%
Year Ended October 31, 2008	2.61%		6,747,758		0.27%		0.27%		2.53%		0.27%
Year Ended October 31, 2009	0.32	%(e)	3,370,299		0.33	%(e)	0.33	%(e)	0.38	%(e)	0.33	%(e)
Year Ended October 31, 2010	0.02	%(f)	2,918,347		0.22%		0.22%		0.02	%(f)	0.27%
Year Ended October 31, 2011	0.01%		1,711,397		0.17%		0.17%		0.01%		0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.

(b)	Annualized for periods less than one year.

(c)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.03%, 0.03%, 0.02%, 0.00% and 0.01% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(d)	Represents less than $0.005 or $(0.005).

(e)

Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.

(f)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(g)

Class C Shares commenced operations on November 20, 2006 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 346 days during the period.

(h)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 362 days during the period.

(i)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.

(j)	Less than $500.

(k)	During the period, the class had no operations. The net asset values represent the last day the class had shareholders.

(l)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the fund had operations, which was 357 days during the period.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR U.S.TREASURY MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investment Transactions		Total Dividends		Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00

CLASS B SHARES
Year Ended October 31, 2007	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00

CLASS C SHARES
Year Ended October 31, 2008(g)	$1.00	—	(d)	—		—		—		—		—		$1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010(h)	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011(j)	1.00	—	(e)	—		—		—		—		—		1.00

CLASS D SHARES
Year Ended October 31, 2007	$1.00	0.04		—		0.04		(0.04)		—		(0.04)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00

CLASS I SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00

CLASS Y SHARES
Year Ended October 31, 2007	$1.00	0.05		—		0.05		(0.05)		—		(0.05)		$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00
Year Ended October 31, 2010	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—		—	(d)	1.00
Year Ended October 31, 2011	1.00	—	(d)(e)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)(b)	Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)

CLASS A SHARES
Year Ended October 31, 2007	4.19	%(c)	$84,355		0.68	%(c)	0.68%	4.09	%(c)	0.74%
Year Ended October 31, 2008	1.38%		580,458		0.67%		0.67%	1.06%		0.67%
Year Ended October 31, 2009	0.07%		385,994		0.24%		0.24%	0.07%		0.66%
Year Ended October 31, 2010	0.01	%(f)	32,973		0.14%		0.14%	0.01	%(f)	0.67%
Year Ended October 31, 2011	0.01%		613		0.11%		0.12%	0.01%		0.68%

CLASS B SHARES
Year Ended October 31, 2007	3.57	%(c)	$41		1.28	%(c)	1.28%	3.51	%(c)	1.35%
Year Ended October 31, 2008	0.86%		131		1.11%		1.11%	1.01%		1.28%
Year Ended October 31, 2009	0.07%		60		0.24%		0.24%	0.07%		1.26%
Year Ended October 31, 2010	0.01	%(f)	50		0.14%		0.14%	0.01	%(f)	1.27%
Year Ended October 31, 2011	0.01%		35		0.10%		0.10%	0.01%		1.28%

CLASS C SHARES
Year Ended October 31, 2008(g)	0.01%		$1,103		0.64%		0.64%	0.20%		1.26%
Year Ended October 31, 2009	0.07%		7,138		0.22%		0.22%	0.04%		1.26%
Year Ended October 31, 2010(h)	0.01	%(f)	—	(i)	0.13%		0.13%	—	%(f)	1.27%
Year Ended October 31, 2011(j)	—%		—		—%		—%	—%		—%

CLASS D SHARES
Year Ended October 31, 2007	4.34	%(c)	$297,120		0.53	%(c)	0.53%	4.28	%(c)	0.62%
Year Ended October 31, 2008	1.53%		937,905		0.52%		0.52%	1.33%		0.59%
Year Ended October 31, 2009	0.07%		955,652		0.23%		0.23%	0.06%		0.51%
Year Ended October 31, 2010	0.01	%(f)	726,244		0.14%		0.14%	0.01	%(f)	0.52%
Year Ended October 31, 2011	0.01%		619,940		0.10%		0.10%	0.01%		0.53%

CLASS I SHARES
Year Ended October 31, 2007	4.74	%(c)	$73,460		0.15	%(c)	0.15%	4.38	%(c)	0.22%
Year Ended October 31, 2008	1.90%		3,771,262		0.16%		0.16%	1.26%		0.16%
Year Ended October 31, 2009	0.14%		3,322,962		0.16%		0.16%	0.14%		0.16%
Year Ended October 31, 2010	0.01	%(f)	1,379,042		0.13%		0.13%	0.01	%(f)	0.17%
Year Ended October 31, 2011	0.01%		982,974		0.10%		0.10%	0.01%		0.18%

CLASS Y SHARES
Year Ended October 31, 2007	4.60	%(c)	$41,256		0.27	%(c)	0.27%	4.34	%(c)	0.32%
Year Ended October 31, 2008	1.78%		1,364,310		0.27%		0.27%	1.34%		0.27%
Year Ended October 31, 2009	0.08%		996,309		0.22%		0.22%	0.08%		0.26%
Year Ended October 31, 2010	0.01	%(f)	1,147,150		0.14%		0.14%	0.01	%(f)	0.27%
Year Ended October 31, 2011	0.01%		999,521		0.09%		0.10%	0.01%		0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.

(b)	Annualized for periods less than one year.

(c)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(d)	Represents less than $0.005 or $(0.005).

(e)	Calculated based on average shares outstanding.

(f)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.

(h)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.

(i)	Less than $500.

(j)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

44	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2011, the Trust is comprised of 16 separate operational funds, each a series of the HSBC Investor Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Investor Portfolios (the “Trusts’’). The accompanying financial statements are presented for the following 5 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name

HSBC Investor New York Tax-Free Money Market Fund	N.Y. Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund	Prime Money Market Fund
HSBC Investor Tax-Free Money Market Fund	Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares and Class Y Shares. In addition, the Prime Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of October 31, 2011, Class E Shares were not operational.

          Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investment Transactions and Related Income:

          Investment transactions are accounted for not later than on business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

HSBC INVESTOR FAMILY OF FUNDS	45

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board’’). Therefore, not all restricted securities are considered illiquid. At October 31, 2011, the Funds did not hold any restricted securities that were not deemed liquid.

Repurchase Agreements:

          The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collaterized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

          The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

46	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

          The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

          Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

New York Tax-Free Money Market Fund
Investment Securities(a):
Variable Rate Demand Notes	—	454,280,000	—	454,280,000
Municipal Bonds	—	68,847,973	—	68,847,973

Total Investment Securities	—	523,127,973	—	523,127,973

Prime Money Market Fund
Investment Securities(a):
Certificates of Deposit	—	1,753,314,151	—	1,753,314,151
Commercial Paper and Notes	—	2,651,130,215	—	2,651,130,215
Corporate Obligations	—	659,955,811	—	659,955,811
Yankee Dollars	—	160,612,306	—	160,612,306
Variable Rate Demand Notes	—	441,830,000	—	441,830,000
U.S. Treasury Obligations	—	528,158,991	—	528,158,991
Repurchase Agreements	—	207,000,000	—	207,000,000
Time Deposit	—	167,000,000	—	167,000,000

Total Investment Securities	—	6,569,001,474	—	6,569,001,474

HSBC INVESTOR FAMILY OF FUNDS	47

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Tax-Free Money Market Fund
Investment Securities(a):
Commercial Paper and Notes	—	2,000,000	—	2,000,000
Variable Rate Demand Notes	—	97,340,000	—	97,340,000
Municipal Bonds	—	22,449,187	—	22,449,187

Total Investment Securities	—	121,789,187	—	121,789,187

U.S. Government Money Market Fund
Investment Securities(a):
U.S. Government and Government
Agency Obligations	—	1,369,702,874	—	1,369,702,874
U.S. Treasury Obligations	—	487,361,210	—	487,361,210
Repurchase Agreements	—	2,248,000,000	—	2,248,000,000

Total Investment Securities	—	4,105,064,084	—	4,105,064,084

U.S. Treasury Money Market Fund
Investment Securities(a):
U.S. Treasury Obligations	—	2,334,637,197	—	2,334,637,197

Total Investment Securities	—	2,334,637,197	—	2,334,637,197

(a) For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 from the valuation inputs levels used on October 31, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Agreement. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

48	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate(%)

N.Y. Tax-Free Money Market Fund	0.05
Prime Money Market Fund	0.10
Tax-Free Money Market Fund	0.10
U.S. Government Money Market Fund	0.10
U.S. Treasury Money Market Fund	0.10

          The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

HSBC also serves as Administrator to the Trusts. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC. During the year ended October 31, 2011, Citi voluntarily reduced its sub-administration fees by $244,623.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the year ended October 31, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2011, Foreside, as Distributor, also received $860,347, $710,976 and $88,648 in commissions from sales of the Trusts, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $60, $12 and $— were reallocated to HSBC-affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively. Expenses reduced during the year ended October 31, 2011 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares (expected to charge 0.05%) of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the year ended October 31, 2011 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.’’

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2012 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Contractual Expense Limitations(%)

Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20

*	As of October 31, 2011, Class E Shares were not operational.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At October 31, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser, may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

50	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the year ended October 31, 2011 are reflected on the Statements of Operations as “Fees paid indirectly,” as applicable.

5.	Concentration of Credit Risk:

          The N.Y. Tax-Free Money Market Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

6.	Federal Income Tax Information:

          At October 31, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*

New York Tax-Free Money Market Fund	$523,127,973	$—	$—	$—
Prime Money Market Fund	6,569,001,474	—	—	—
Tax-Free Money Market Fund	121,789,187	—	—	—
U.S. Government Money Market Fund	4,105,069,890	—	(5,806)	(5,806)
U.S Treasury Money Market Fund	2,334,657,089	—	(19,892)	(19,892)

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of dividends paid by the Funds for the year ended October 31, 2011 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

New York Tax-Free Money Market Fund	$32	$—	$32	$56,516	$56,548
Prime Money Market Fund	5,383,471	—	5,383,471	—	5,383,471
Tax-Free Money Market Fund	1,744	35	1,779	13,931	15,710
U.S. Government Money Market Fund	1,676,040	—	1,676,040	—	1,676,040
U.S Treasury Money Market Fund	348,882	—	348,882	—	348,882

The tax character of dividends paid by the Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

New York Tax-Free Money Market Fund	$4,313	$56	$4,369	$92,885	$97,254
Prime Money Market Fund	10,613,089	—	10,613,089	—	10,613,089
Tax-Free Money Market Fund	35	—	35	78,140	78,175
U.S. Government Money Market Fund	7,207,291	—	7,207,291	—	7,207,291
U.S Treasury Money Market Fund	533,359	—	533,359	—	533,359

(1)	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)

New York Tax-Free Money Market Fund	$—	$1	$—	$1	$—	$—	$—	$1
Prime Money Market Fund	295,650	—	—	295,650	(295,650)	(13,380)	—	(13,380)
Tax-Free Money Market Fund	—	1	—	1	—	—	—	1
U.S. Government Money Market Fund	79,322	—	—	79,322	(33,773)	—	(5,806)	39,743
U.S Treasury Money Market Fund	24,266	—	—	24,266	—	—	(19,892)	4,374

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Notes to Financial Statements—as of October 31, 2011 (continued)

          As of October 31, 2011, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Prime Money Market Fund	$13,380	2016

For the year ended October 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

Prime Money Market Fund	$186,929
U.S. Government Money Market Fund	180,513

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax year ending October 31, 2012. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the RIC Modernization Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the RIC Modernization Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

          The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

52	HSBC INVESTOR FAMILY OF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
HSBC Investor Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Prime Money Market Fund, HSBC Investor Tax-Free Money Market Fund, HSBC Investor U.S. Government Money Market Fund and HSBC Investor U.S. Treasury Money Market Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian or broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

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Other Federal Income Tax Information (Unaudited):

                    During the year ended October 31, 2011 the following Funds designated income dividends as exempt-interest dividends:

Fund	Amount

New York Tax-Free Money Market Fund	$56,516
Tax-Free Money Market Fund	13,931

                    During the year ended October 31, 2011, the following Funds declared net long term capital gain distributions:

Fund	Amount

Tax-Free Money Market Fund	$35

          During the year ended October 31, 2011, the following Funds declared net short term capital gain distributions:

Fund	Amount

Tax-Free Money Market Fund	$1,744
U.S. Treasury Money Market Fund	43,880

          During the year ended October 31, 2011, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Fund	Qualified Interest Income

Prime Money Market Fund	100%
U.S. Government Money Market Fund	100%
U.S. Treasury Money Market Fund	100%

54	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (“Funds”) and to compare the cost with the ongoing costs of investing in other mutual funds.

          These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

New York Tax-Free Money Market Fund	Class A Shares	$1,000.00	$1,000.00	$0.81	0.16%
	Class D Shares	1,000.00	1,000.00	0.81	0.16%
	Class Y Shares	1,000.00	1,000.00	0.81	0.16%
Prime Money Market Fund	Class A Shares	1,000.00	1,000.10	1.16	0.23%
	Class B Shares	1,000.00	1,000.00	1.21	0.24%
	Class C Shares	1,000.00	1,000.10	1.21	0.24%
	Class D Shares	1,000.00	1,000.10	1.21	0.24%
	Class I Shares	1,000.00	1,000.40	0.86	0.17%
	Class Y Shares	1,000.00	1,000.10	1.21	0.24%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,000.00	0.86	0.17%
	Class Y Shares	1,000.00	1,000.00	0.86	0.17%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,000.10	0.66	0.13%
	Class B Shares	1,000.00	1,000.10	0.66	0.13%
	Class D Shares	1,000.00	1,000.10	0.66	0.13%
	Class I Shares	1,000.00	1,000.10	0.66	0.13%
	Class Y Shares	1,000.00	1,000.10	0.66	0.13%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,000.00	0.30	0.06%
	Class B Shares	1,000.00	1,000.00	0.30	0.06%
	Class D Shares	1,000.00	1,000.00	0.30	0.06%
	Class I Shares	1,000.00	1,000.00	0.30	0.06%
	Class Y Shares	1,000.00	1,000.00	0.30	0.06%

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

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HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

New York Tax-Free Money Market Fund	Class A Shares	$1,000.00	$1,024.40	$0.82	0.16%
	Class D Shares	1,000.00	1,024.40	0.82	0.16%
	Class Y Shares	1,000.00	1,024.40	0.82	0.16%
Prime Money Market Fund	Class A Shares	1,000.00	1,024.05	1.17	0.23%
	Class B Shares	1,000.00	1,024.00	1.22	0.24%
	Class C Shares	1,000.00	1,024.00	1.22	0.24%
	Class D Shares	1,000.00	1,024.00	1.22	0.24%
	Class I Shares	1,000.00	1,024.35	0.87	0.17%
	Class Y Shares	1,000.00	1,024.00	1.22	0.24%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,024.35	0.87	0.17%
	Class Y Shares	1,000.00	1,024.35	0.87	0.17%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,024.55	0.66	0.13%
	Class B Shares	1,000.00	1,024.55	0.66	0.13%
	Class D Shares	1,000.00	1,024.55	0.66	0.13%
	Class I Shares	1,000.00	1,024.55	0.66	0.13%
	Class Y Shares	1,000.00	1,024.55	0.66	0.13%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,024.90	0.31	0.06%
	Class B Shares	1,000.00	1,024.90	0.31	0.06%
	Class D Shares	1,000.00	1,024.90	0.31	0.06%
	Class I Shares	1,000.00	1,024.90	0.31	0.06%
	Class Y Shares	1,000.00	1,024.90	0.31	0.06%

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

56	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding the HSBC Investor Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years

NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	29	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	29	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	29	Penn Treaty American Corporation (insurance)

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	29	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	29	None

INTERESTED TRUSTEE

SYLVIA COUTINHO P.O. Box 182845 Columbus, OH 43218-3035 Age: 49**	Trustee	Indefinite; 2011 to December 16, 2011***	CEO Asset Management Americas, HSBC Global Asset Management (2010-present); CEO Asset Management and Wealth Management Latin America, HSBC Latam (2008-2010); Executive Director HSBC Brazil, Head of Asset Management, Custody and Private Banking, and Latam Regional Head for Asset Management (2006-2008); Executive Director, Private Banking, HSBC Bank Brazil (2005-2006)	29	None

EMERITUS TRUSTEE

LARRY M. ROBBINS P.O. Box 182845 Columbus, OH 43218-3035 Age: 72	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007-present); Director, Center for Teaching and Learning, University of Pennsylvania (1999-2007)	29	None

*	Includes the Trust, the HSBC Advisor Funds Trust and the HSBC Investor Portfolios.

**	Elected by shareholders of the Trust on June 15, 2011 at a shareholder meeting where all Trustees (except the Emeritus Trustee) were so elected.

***	Resigned from her position with the Trust effective December 16, 2011.

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Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 40	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005-2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

F. MARTIN FOX 100 Summer Street Suite 1500 Boston, MA 02110 Age: 48	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 - present); Contract Attorney, Update Legal LLC (2002 - 2008)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 52	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

58	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited)

A Special Meeting of Shareholders

          A special meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

          Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck

Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho

Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang

Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow

Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards

Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely

Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%

TOTAL	9,273,790,748.270	50.137%	100.000%

HSBC INVESTOR FAMILY OF FUNDS	59

Other Information:

          A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

          An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cost Basis Information

          As of January 1, 2012, federal law requires that mutual fund companies maintain and report a shareholder’s cost basis by tax lot and the holding period of “covered” security sales to the Internal Revenue Service on Form 1099. Covered securities include mutual fund shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting cost basis information if such shares are not deemed to be “covered”.

          The new tax regulations require that the Funds elect a default cost basis calculation method in order to carry out the required reporting. The Funds have chosen the average cost method as the default cost basis calculation method for their shareholders. This is the method the Funds will use to determine which “covered” shares are deemed to be sold when a shareholder has not elected a specific cost basis method for his/her account. The average cost method is also the method in which sales of “covered” shares will be reported on a shareholder’s Form 1099 absent a specific cost basis method election from the shareholder.

          Shareholders are free to change their elected cost basis calculation method. From the time of purchase until the sale of “covered” shares, shareholders may choose a different cost basis calculation method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

60	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS:	CUSTODIAN
The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR	50 South LaSalle Street
HSBC Global Asset Management (USA) Inc.	Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SHAREHOLDER SERVICING AGENTS	KPMG LLP
For HSBC Bank USA, N.A. and	191 West Nationwide Blvd., Suite 500
HSBC Securities (USA) Inc. Clients:	Columbus, OH 43215
HSBC Bank USA, N.A.
452 Fifth Avenue	LEGAL COUNSEL
New York, NY 10018	Dechert LLP
1-888-525-5757	1775 I Street, N.W.
Washington, D.C. 20006
For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-MMF-1211	12/11

HSBC Global Asset Management (USA) Inc.                         October 31, 2011

HSBC World Selection Funds

Annual Report

Class A

Class B

Class C

Aggressive Strategy Fund

HAAGX

HBAGX

HCAGX

Balanced Strategy Fund

HAGRX

HSBGX

HCGRX

Moderate Strategy Fund

HSAMX

HSBMX

HSCMX

Conservative Strategy Fund

HACGX

HBCGX

HCCGX

HSBC World Selection Funds
Annual Report - October 31, 2011

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Standard & Poor’s Credit Rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2011

To Our Investors:

The past year was a difficult one for investors, as well as—and, in significant part, due to—policymakers around the world. In the U.S., political partisanship reached new levels, inspiring policy gridlock; regulatory authorities raised the cost of commerce with new regulations, while failing to enforce existing ones. The housing mess, long in creation, thwarted economic recovery while losses continued to mount for Freddie Mac and Fannie Mae. In Europe, the European Central Bank’s rules have enabled smaller economies to spend beyond their means while incurring debt and enlarging entitlements. The resulting fallout from these European debt issues has led to several leadership changes, but thus far has failed to lead to decisive resolution. Many of the emerging markets, an increasing focus of our fund family, have benefited from rising domestic demand in their economies, especially from consumers, leading to favorable relative performance.

What unites the global economy is a “3D” problem: debt, deficits and demographics. Too many countries have too much debt—including the U.S., where the measure of debt to U.S. Gross Domestic Product (“GDP”)1 eclipses 350% if entitlements are counted. The term structure of such sovereign debt has provoked liquidity concerns in nations such as Italy, where euro 200 billion (U.S. $300 billion) must be refinanced over the next year. Aggravating the existing debt loads are large and growing deficits in many countries. These deficits are being magnified by the global slowdown and the apparent inability of political leaders to install necessary austerity measures that offer hope for eventual financial stability. Finally, demographics are disheartening across the developed world: moderate to negative population growth in countries such as the U.S. and Italy means fewer workers to pay for the old and retired. Economists shudder at such discouraging “dependency ratios.”

In such conditions, it was not a surprise that Standard & Poor’s downgraded the U.S.’s long-term credit rating in August 2011 to AA+ from AAA (see “Standard & Poor’s Credit Rating” in the Glossary of Terms). It is surprising, however, that several other mature economies haven’t also been downgraded. Clearly, this situation challenged our portfolio managers who, despite the volatility, continued to perform relatively well during the year ended October 31, 2011. In the low-yield environment where key interest rates are hovering near zero, HSBC Global Asset Management (USA) Inc., the Fund’s investment advisor, along with other service providers, provided yield support of approximately $20.2 million over the year to the HSBC Money Market Funds. The Board has monitored these Money Market Funds very closely, in part because they, like their peers, invest in short-term European bank paper. Such investments accounted for approximately 8% of the assets for the Prime Money Market Fund as of October 31, 2011.

Regulators’ scrutiny remains on the money market fund industry as it is deemed to embody “systemic risk”. No prescriptions have been announced by the Securities & Exchange Commission (“SEC”), but we favor the proposal offered by HSBC, which can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml.

Owing to limited investor demand, small size and outflows, we have liquidated the HSBC California Tax-Free Money Market Fund. The Board has also approved the liquidation of the International Equity, Overseas Equity and Value Funds. Those liquidations will take place on or around December 31, 2011. We are pleased that our emerging market investment product offerings continue to grow. Recent economic developments have underscored the relative appeal of certain emerging markets stocks, bonds and currencies. The new product offerings, which were launched in 2011 include:

•	HSBC Emerging Markets Debt Fund

•	HSBC Emerging Markets Local Debt Fund

•	HSBC Frontier Markets Fund

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

After the close of our fiscal year, the Board accepted with regret the resignation of Sylvia Coutinho, who is returning to HSBC’s Latin American operation. It’s been a pleasure working with Sylvia. The Board welcomes to her former seat as “interested trustee” Deborah Hazell, who recently joined HSBC as Chief Executive Officer of HSBC Global Asset Management, North America.

As a founding Trustee of the HSBC Investor Funds’ fund family, I confess to astonishment at how complex the world of investing has grown over the past quarter-century. Then, there were no such things as exchange-traded funds; today there are over 900 exchange-traded funds available to investors. Then, overseas investing was rare, pursued by a handful of pioneers; today, virtually every investor is advised to have some international exposure. Then, derivatives were uncommon and largely the province of a sophisticated few; today, such instruments are central to the pursuit of risk-adjusted performance.

Amid such complexity, I find it assuring to work with this investment advisor, Board of Trustees and service providers.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds’ annual report, covering the period between November 1, 2010 and October 31, 2011. This report provides detailed information about your Funds’ results. We encourage you to review it carefully.

On the previous pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On April 7, 2011, we launched two emerging markets debt funds, the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund, which represented HSBC’s first U.S. registered mutual funds investing in emerging markets securities. The HSBC Emerging Markets Debt Fund was subsequently included in the portfolios of certain World Selection Funds. In September, the HSBC Frontier Markets Fund joined these two emerging market debt funds as our initial fund offerings in this exciting segment of the investment market. One of HSBC’s global strengths is emerging markets investment management and we look forward to developing other emerging markets mutual funds for distribution in the U.S.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its sluggish recovery during the year ended October 31, 2011, but economic gains were overshadowed by signs of slowing growth and uncertainty related to the European debt crisis during the second half of the year.

Concerns about risks of sovereign debt defaults in Europe persisted throughout the year, causing increased market volatility and dampening investor sentiment. Problems with the domestic economy, including high unemployment and slow economic growth, also weighed on investors’ confidence. Despite some indications that the economic recovery was picking up momentum during the first half of the year, fears of a double-dip recession became more prominent in the spring of 2011 due to a number of economic reports showing slowing economic growth.

U.S. Gross Domestic Product (“GDP”)1 growth dropped sharply from 2.3% in the fourth quarter of 2010 to 0.4% during first quarter of 2011. Growth picked up during the next two quarters, with 1.3% GDP growth in the second quarter of 2011 and a preliminary estimate of 2.5% growth for the third quarter.

The U.S. Federal Reserve Board (the “Fed”) took several actions to support the recovery. The Fed: (1) continued a program of quantitative easing that ended in June, (2) signaled in August its intent to keep the federal funds rate near 0% through mid-2013, and (3) implemented “Operation Twist,” which involves selling short-term Treasury securities and purchasing long-term Treasuries in a bid to keep long-term interest rates low.

The U.S. job market picked up slightly during the year ended October 31, 2011, but historically high levels of unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained relatively low and foreclosure and delinquency rates hit record levels.

Meanwhile, reports showed that manufacturing activity was increasing slowly but steadily, and that the services sector was expanding. Consumer confidence began the year trending upward, but fell sharply during the fall of 2011 due in part to the slow pace of the economic recovery and high unemployment.

Globally, Europe struggled with problems in its financial system related to its sovereign debt issues. Most emerging markets experienced robust economic performance. However, growth slowed during the third quarter in some major emerging markets, including China and India. Russian economic activity stood out in comparison with the rest of the emerging markets, with increasing real wages, stronger retail sales and falling unemployment. Inflationary pressures increased in many emerging markets, however, causing governments to tighten monetary policy to counter rising prices of food and other commodities.

Market Review

Stocks surged at the beginning of the year as improving U.S. economic data and an economic rescue package for several eurozone countries boosted investor confidence. The positive momentum continued into the first few months of 2011, despite geopolitical turmoil in the Middle East, an uptick in energy and food prices and continuing debt problems in eurozone countries such as Greece. Data showing increasing consumer confidence, robust manufacturing, soaring home sales and strong corporate earnings was enough to sustain stocks’ steady gains. A devastating earthquake and tsunami hit Japan in mid-March, pulling global stocks down sharply for a short period and bringing Japanese economic growth to a halt.

The market’s momentum stalled during the second quarter of 2011, when new economic data, including reports showing soft sales in the U.S. retail sector and a weak U.S. job market, indicated slowing growth and renewed fears of a double-dip recession. The sovereign debt situation in Europe deteriorated, and credit agencies downgraded Portugal, Greece and Italy. The month of May marked a turning point in global markets: commodities posted their largest monthly drop in a year and equities fell across the board.

A contentious political conflict over raising the U.S. debt ceiling also dragged markets down and damaged investor confidence during the second quarter. The subsequent downgrade of U.S. long-term debt by rating agency Standard & Poor’s in August further damaged confidence. Stocks then lost significant ground during the third quarter of 2011, with the Dow Jones Industrial Average finishing the quarter down 12%—its largest quarterly decline since early 2009.

Not all news was negative during the latter half of the year ended October 31, 2011. Data on U.S. industrial production, durable goods orders and manufacturing exceeded expectations. Corporate earnings also remained robust. Consumer sentiment improved and jobs data released during the fall months were encouraging.

Investors began the year favoring higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April. However, by the end of the year, investors were pulling assets out of stocks and increasing cash and bond positions. The Russell 2000® Index1 of small-company stocks returned 9.84% during the period ended October 31, 2011, while the S&P 500 Index1 of large-company stocks returned 8.09% over the same period.

Stocks in developed economies performed well early in the year, but these advances largely reversed themselves by the end of the year. European markets experienced dramatic losses as leaders struggled to coordinate a response to sovereign debt problems that would prevent defaults in Greece, Italy and other fragile economies. The MSCI EAFE Index1 of developed foreign markets returned -3.64% for the year as a whole, while the MSCI EM Index1 returned -7.44% over the same period.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength during much of the year as investors sought out additional yield in a low-interest-rate environment. The trend dissipated in the third quarter, however, as investors grew more risk-averse and turned to the relative safety of U.S. Treasuries. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.00% for the year ended October 31, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 5.17% over the same period.

U.S. Treasury yields ticked upward throughout much of 2011, but sunk lower again in the third quarter due in part to the Fed’s “Operation Twist” program, which is designed to suppress long-term interest rates.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)
by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 0.20% (without sales charge) for the Class A Shares for the year ended October 31, 2011, as compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly the situation regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment.

The Fund began the year with an underweight allocation to equities relative to its target allocation. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

In the fixed income portion of the portfolio, the Fund early in the year held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Aggressive Strategy Fund Class A1	2/14/05	-4.78	-0.58	3.08		2.34	1.84

Aggressive Strategy Fund Class B2	2/9/05	-4.50	-0.31	3.22		3.09	2.59

Aggressive Strategy Fund Class C3	6/9/05	-1.45	-0.26	3.30		3.09	2.59

S&P 500 Index[5]	—	8.09	0.25	2.85	[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.42	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.47	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.14	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund fees and expenses) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 9, 2005 to October 31, 2011.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)
 by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The Fund returned 2.08% (without sales charge) for the Class A Shares for the year ended October 31, 2011, as compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly the situation regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment. The Fund’s exposure to U.S. Treasuries, which performed well during the period, helped to smooth some of the negative returns from riskier asset classes—such as emerging market equities—during the year.

The Fund began the year with a modest underweight in equities relative to its target allocation, a preference for corporate bonds within the fixed-income market, and broadly neutral positions in alternative investments. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

Following the March 2011 earthquake and tsunami in Japan, the Fund’s equity exposure was scaled back and a position in gold was introduced, primarily as a hedge against continued fallout from this event. After a very strong performance in particular during the summer months, the increased exposure to gold was sold in August 2011 to take profits.*

In the fixed income portion of the portfolio, the Fund early in the period held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Balanced Strategy Fund
Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

Balanced Strategy Fund Class A1	2/8/05	-3.05	0.65	3.84	1.72	1.72

Balanced Strategy Fund Class B2	2/1/05	-2.69	0.93	4.10	2.47	2.47

Balanced Strategy Fund Class C3	4/27/05	0.25	0.93	4.23	2.47	2.47

S&P 500 Index[5]	—	8.09	0.25	2.89[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.40[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.56[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.13[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 1, 2005 to October 31, 2011.

The Fund’s performance is measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)

Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)
by Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The Fund returned 2.19% (without sales charge) for the Class A Shares for the year ended October 31, 2011, as compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment. The Fund’s exposure to U.S. Treasuries, which performed well during the period, helped to smooth some of the negative returns from riskier asset classes—such as emerging market equities—during the year.

The Fund began the year with a modest underweight in equities relative to its target allocation, a preference for corporate bonds within the fixed-income market, and broadly neutral positions in alternative investments. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

Following the March 2011 earthquake and tsunami in Japan, the Fund’s equity exposure was scaled back and a position in gold was introduced, primarily as a hedge against continued fallout from this event. After a very strong performance in particular during the summer months, the increased exposure to gold was sold in August 2011 to take profits.*

In the fixed income portion of the portfolio, the Fund early in the period held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Moderate Strategy Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Moderate Strategy Fund Class A1	2/3/05	-2.89	1.38	3.67		1.66	1.66

Moderate Strategy Fund Class B2	2/1/05	-2.51	1.68	3.85		2.41	2.41

Moderate Strategy Fund Class C3	6/9/05	0.44	1.67	3.64		2.41	2.41

S&P 500 Index[5]	—	8.09	0.25	2.89	[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.40	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.56	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.13	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to Glossary of Terms.

[6]	Return for the period February 1, 2005 to October 31, 2011.

The Fund’s performance is measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)

Conservative Strategy Fund
(Class A Shares, Class B Shares and Class C Shares) by Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The Fund returned 2.40% (without sales charge) for the Class A Shares for the year ended October 31, 2011. That compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly the situation regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment. The Fund’s exposure to U.S. Treasuries, which performed well during the period, helped to smooth some of the negative returns from riskier asset classes—such as emerging market equities—during the year.

The Fund began the year with a modest underweight in equities relative to its target allocation, a preference for corporate bonds within the fixed-income market, and broadly neutral positions in alternative investments. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

Following the March 2011 earthquake and tsunami in Japan, the Fund’s equity exposure was scaled back and a position in gold was introduced, primarily as a hedge against continued fallout from this event. After a very strong performance in particular during the summer months, the increased exposure to gold was sold in August 2011 to take profits.*

In the fixed income portion of the portfolio, the Fund early in the period held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Conservative Strategy Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Conservative Strategy Fund Class A1	2/23/05	-2.74	1.88	3.36		1.93	1.93

Conservative Strategy Fund Class B2	2/17/05	-2.25	2.17	3.40		2.68	2.68

Conservative Strategy Fund Class C3	4/19/05	0.59	2.25	3.80		2.68	2.68

S&P 500 Index[5]	—	8.09	0.25	2.74	[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.04	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.59	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.14	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 17, 2005 to October 31, 2011.

The Fund’s performance is measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	15

Portfolio Reviews

Portfolio Composition*–As of October 31, 2011
HSBC World Selection Funds (unaudited)

Aggressive Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Domestic Equities	59.2

International Equities	24.4

Fixed Income	10.7

Alternatives	5.5

Cash	0.2

Total	100.0

Balanced Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Domestic Equities	44.5

Fixed Income	22.0

International Equities	20.4

Alternatives	11.3

Cash	1.8

Total	100.0

HSBC Investor Portfolios

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Computers & Peripherals	8.3

Software	7.2

Internet Software & Services	6.3

IT Services	6.0

Machinery	5.7

Oil, Gas & Consumable Fuels	5.5

Hotels, Restaurants & Leisure	5.3

Energy Equipment & Services	5.0

Internet & Catalog Retail	4.6

Health Care Providers & Services	4.0

Chemicals	3.5

Health Care Equipment & Supplies	3.4

Road & Rail	3.4

Diversified Financial Services	3.2

Communications Equipment	3.2

Capital Markets	2.3

Pharmaceuticals	2.2

Specialty Retail	2.2

Biotechnology	2.2

Wireless Telecommunication Services	1.9

Aerospace & Defense	1.9

Textiles, Apparel & Luxury Goods	1.5

Construction & Engineering	1.5

Auto Components	1.4

Food Products	1.3

Investment Companies	1.2

Food & Staples Retailing	1.2

Air Freight & Logistics	1.1

Personal Products	1.0

Metals & Mining	0.9

Health Care Technology	0.9

Semiconductors & Semiconductor Equipment	0.7

Total	100.0

Moderate Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Fixed Income	36.7

Domestic Equities	30.0

International Equities	20.0

Alternatives	11.4

Cash	1.9

Total	100.0

Conservative Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Fixed Income	54.3

Domestic Equities	18.9

International Equities	14.3

Alternatives	10.3

Cash	2.2

Total	100.0

HSBC Investor International Equity Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Europe	63.2

Japan	17.7

Australia & Far East	16.2

Canada	1.6

Other	1.3

Total	100.0

*	Portfolio composition is subject to change.

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

Portfolio Reviews

Portfolio Composition*–As of October 31, 2011
HSBC Investor Portfolios (unaudited)

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Specialty Retail	9.8

Oil, Gas & Consumable Fuels	8.3

Machinery	6.9

Health Care Equipment & Supplies	6.4

Software	5.7

Semiconductors & Semiconductor Equipment	5.5

Road & Rail	5.2

IT Services	4.8

Chemicals	4.4

Aerospace & Defense	4.1

Containers & Packaging	3.9

Food Products	3.4

Life Sciences Tools & Services	2.6

Investment Companies	2.5

Pharmaceuticals	2.4

Electrical Equipment	2.3

Auto Components	2.2

Energy Equipment & Services	2.1

Professional Services	2.0

Commercial Services & Supplies	1.8

Health Care Providers & Services	1.8

Real Estate Investment Trusts (REITs)	1.7

Commercial Banks	1.6

Communications Equipment	1.6

Capital Markets	1.5

Insurance	1.5

Trading Companies & Distributors	1.4

Diversified Financial Services	1.3

Wireless Telecommunication Services	1.3

Total	100.0

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Insurance	16.4

Oil, Gas & Consumable Fuels	14.2

Pharmaceuticals	12.9

Metals & Mining	8.0

Media	6.9

Software	6.9

Communications Equipment	5.6

Diversified Financial Services	4.6

Machinery	3.2

Biotechnology	3.2

Commercial Banks	2.7

Food & Staples Retailing	2.3

Capital Markets	2.3

Aerospace & Defense	1.9

Road & Rail	1.8

Automobiles	1.7

Tobacco	1.4

Independent Power Producers & Energy Traders	1.3

Commercial Services & Supplies	1.0

Energy Equipment & Services	0.9

Investment Companies	0.8

Total	100.0

*	Portfolio composition is subject to change.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	17

AGGRESSIVE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Company—0.2%

	Shares	Value($)

HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	37,538	37,538

TOTAL AFFILIATED INVESTMENT COMPANY (COST $37,538)		37,538

Affiliated Portfolios—64.0%

HSBC Investor Growth Portfolio		4,256,368
HSBC Investor International Equity Portfolio		1,883,244
HSBC Investor Opportunity Portfolio		1,054,875
HSBC Investor Value Portfolio		4,232,758

TOTAL AFFILIATED PORTFOLIOS		11,427,245

Unaffiliated Investment Companies—29.6%

Cohen & Steers Institutional Global Realty Shares, Inc.	2,016	38,973
Columbia High Yield Bond Fund, Class Z Shares	354,686	975,386
CRM Small/Mid Cap Value Fund, Institutional Shares	74,952	1,053,082
Delaware Emerging Markets Fund, Class I Shares	62,869	854,385
EII Global Property Fund, Institutional Shares	4,009	58,846
JPMorgan High Yield Fund, Select Shares	120,643	947,049
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	8,189	65,594
Transamerica WMC Emerging Markets Fund, Class I Shares	109,605	1,286,758

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $5,639,307)		5,280,073

Exchange Traded Funds—6.6%

iShares FTSE China 25 Index Fund	9,853	355,398
PowerShares Global Listed Private Equity Portfolio ETF	94,711	828,721

TOTAL EXCHANGE TRADED FUNDS (COST $1,371,854)		1,184,119

TOTAL INVESTMENT SECURITIES—100.4%		17,928,975

Percentages indicated are based on net assets of $17,851,133.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Companies—7.5%

	Shares	Value($)

HSBC Emerging Markets Debt Fund, Class I Shares	295,118	3,024,968
HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	987,497	987,493

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $3,982,475)		4,012,461

Affiliated Portfolios—47.6%

HSBC Investor Growth Portfolio		9,701,256
HSBC Investor International Equity Portfolio		3,760,058
HSBC Investor Opportunity Portfolio		2,406,760
HSBC Investor Value Portfolio		9,595,251

TOTAL AFFILIATED PORTFOLIOS		25,463,325

Unaffiliated Investment Companies—39.5%

Cohen & Steers Institutional Global Realty Shares, Inc.	18,718	361,821
Columbia High Yield Bond Fund, Class Z Shares	1,404,706	3,862,942
CRM Small/Mid Cap Value Fund, Institutional Shares	166,851	2,344,260
Delaware Emerging Markets Fund, Class I Shares	101,864	1,384,330
EII Global Property Fund, Institutional Shares	38,215	560,991
JPMorgan High Yield Fund, Select Shares	492,529	3,866,354
Lord Abbett Core Fixed Income Fund, Institutional Shares	89,830	1,009,684
Metropolitan West Total Return Bond Fund, Institutional Shares	96,331	1,007,616
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	419,582	3,360,849
PIMCO Total Return Fund, Institutional Shares	123,259	1,345,224
Transamerica WMC Emerging Markets Fund, Class I Shares	170,781	2,004,965

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $22,058,930)		21,109,036

Exchange Traded Funds—6.6%

iShares FTSE China 25 Index Fund	24,042	867,195
iShares iBoxx $ Investment Grade Corporate Bond Fund	7,294	836,622
PowerShares Global Listed Private Equity Portfolio ETF	209,741	1,835,234

TOTAL EXCHANGE TRADED FUNDS (COST $3,892,147)		3,539,051

TOTAL INVESTMENT SECURITIES — 101.2%		54,123,873

Percentages indicated are based on net assets of $53,487,631.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	19

MODERATE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Companies—9.2%

	Shares	Value($)

HSBC Emerging Markets Debt Fund, Class I Shares	337,422	3,458,571
HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	938,758	938,759

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $4,360,718)		4,397,330

Affiliated Portfolios—34.3%

HSBC Investor Growth Portfolio		5,823,933
HSBC Investor International Equity Portfolio		3,381,952
HSBC Investor Opportunity Portfolio		1,478,100
HSBC Investor Value Portfolio		5,777,599

TOTAL AFFILIATED PORTFOLIOS		16,461,584

Unaffiliated Investment Companies—52.5%

Cohen & Steers Institutional Global Realty Shares, Inc.	13,402	259,061
Columbia High Yield Bond Fund, Class Z Shares	1,208,673	3,323,851
CRM Small/Mid Cap Value Fund, Institutional Shares	99,603	1,399,420
Delaware Emerging Markets Fund, Class I Shares	64,499	876,544
EII Global Property Fund, Institutional Shares	30,018	440,670
Highbridge Statistical Market Neutral Fund, Select Shares	23,419	347,535
JPMorgan High Yield Fund, Select Shares	439,151	3,447,333
Lord Abbett Core Fixed Income Fund, Institutional Shares	265,383	2,982,893
Metropolitan West Total Return Bond Fund, Institutional Shares	284,801	2,979,044
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	431,347	3,455,089
PIMCO Total Return Fund, Institutional Shares	388,770	4,243,077
Transamerica WMC Emerging Markets Fund, Class I Shares	118,231	1,388,029

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $25,865,494)		25,142,546

Exchange Traded Funds—4.9%

	Shares	Value($)

iShares FTSE China 25 Index Fund	15,279	551,114
iShares iBoxx $ Investment Grade Corporate Bond Fund	6,520	747,844
PowerShares Global Listed Private Equity Portfolio ETF	117,339	1,026,716

TOTAL EXCHANGE TRADED FUNDS (COST $2,482,168)		2,325,674

TOTAL INVESTMENT SECURITIES—100.9%		48,327,134

Percentages indicated are based on net assets of $47,900,371.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Companies—9.2%

	Shares	Value($)

HSBC Emerging Markets Debt Fund, Class I Shares	147,075	1,507,550
HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	378,774	378,774

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $1,870,670)		1,886,324

Affiliated Portfolios—23.3%

HSBC Investor Growth Portfolio		1,558,573
HSBC Investor International Equity Portfolio		1,208,540
HSBC Investor Opportunity Portfolio		384,015
HSBC Investor Value Portfolio		1,595,151

TOTAL AFFILIATED PORTFOLIOS		4,746,279

Unaffiliated Investment Companies—67.2%

Cohen & Steers Institutional Global Realty Shares, Inc.	1,808	34,955
Columbia High Yield Bond Fund, Class Z Shares	475,149	1,306,660
CRM Small/Mid Cap Value Fund, Institutional Shares	27,295	383,498
Delaware Emerging Markets Fund, Class I Shares	7,482	101,682
EII Global Property Fund, Institutional Shares	3,560	52,261
Highbridge Statistical Market Neutral Fund, Select Shares	40,020	593,902
JPMorgan High Yield Fund, Select Shares	168,693	1,324,240
Lord Abbett Core Fixed Income Fund, Institutional Shares	220,554	2,479,036
Metropolitan West Total Return Bond Fund, Institutional Shares	238,979	2,499,729
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (a)	11,314	11,314
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	172,031	1,377,972
PIMCO Total Return Fund, Institutional Shares	306,841	3,348,915
Transamerica WMC Emerging Markets Fund, Class I Shares	13,115	153,973

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $13,917,020)		13,668,137

Exchange Traded Funds—1.9%

iShares iBoxx $ Investment Grade Corporate Bond Fund	2,766	317,260
PowerShares Global Listed Private Equity Portfolio ETF	8,902	77,893

TOTAL EXCHANGE TRADED FUNDS (COST $390,741)		395,153

TOTAL INVESTMENT SECURITIES—101.6%		20,695,893

Percentages indicated are based on net assets of $20,426,914.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2011

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Assets:
Investments in Affiliated Portfolios	$11,427,245	$25,463,325	$16,461,584	$4,746,279
Investments in Affiliated Funds, at value (a)	37,538	4,012,461	4,397,330	1,886,324
Investments in non-affiliates, at value	6,464,192	24,648,087	27,468,220	14,063,290

Total Investments	17,928,975	54,123,873	48,327,134	20,695,893

Receivable for capital shares issued	4,020	39,659	93,625	666
Receivable for investments sold	965,167	3,896.112	3,338,139	1,329,958
Income and dividend receivable	5,626	22,962	19,656	8,099
Reclaims receivable	4,948	11,158	9,541	2,360
Prepaid expenses and other assets	8,805	9,286	9,522	7,799

Total Assets	18,917,541	58,103,050	51,797,617	22,044,775

Liabilities:
Cash overdraft	37,614	56,847	8,506	—
Payable for capital shares redeemed	17,328	51,533	143,958	69,025
Payable for investments purchased	977,875	4,423,088	3,667,574	1,510,018
Accrued expenses and other liabilities:
Investment Management	896	2,175	1,952	846
Administration	423	1,273	1,142	494
Distribution	5,232	15,398	14,923	7,096
Shareholder Servicing	3,608	10,876	9,760	4,228
Custodian	4,779	9,696	8,621	6,874
Transfer Agent	8,810	14,513	14,257	7,546
Other	9,843	30,020	26,553	11,734

Total Liabilities	1,066,408	4,615,419	3,897,246	1,617,861

Net Assets	$17,851,133	$53,487,631	$47,900,371	$20,426,914

Composition of Net Assets:
Capital	$18,269,861	$53,577,482	$48,508,700	$20,464,949
Accumulated net investment income (loss)	25,441	894,326	83,661	42,867
Accumulated net realized gains (losses) from investments and foreign currency transactions	(438,072)	(1,033,981)	(815,629)	(84,496)
Unrealized appreciation/depreciation on investments	(6,097)	49,804	123,639	3,594

Net Assets	$17,851,133	$53,487,631	$47,900,371	$20,426,914

Net Assets:
Class A Shares	$9,217,298	$28,261,685	$23,718,553	$8,946,062
Class B Shares	6,749,848	18,799,058	20,322,805	8,994,706
Class C Shares	1,883,987	6,426,888	3,859,013	2,486,146

	$17,851,133	$53,487,631	$47,900,371	$20,426,914

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	770,405	2,341,978	2,101,387	817,149
Class B Shares	589,602	1,565,834	1,802,126	831,135
Class C Shares	164,886	533,616	351,493	223,478
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$11.96	$12.07	$11.29	$10.95
Class B Shares(b)	$11.45	$12.01	$11.28	$10.82
Class C Shares(b)	$11.43	$12.04	$10.98	$11.12
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$12.59	$12.71	$11.88	$11.53

Investments in Affiliated Funds, at cost(a)	$37,538	$3,982,475	$4,360,718	$1,870,670
Investments in non-affiliates, at cost	7,011,161	25,951,077	28,347,662	14,307,761

(a)	The investment in the affiliated funds is the HSBC Investor Prime Money Market Fund, Class I Shares and HSBC Emerging Markets Debt Fund, Class I Shares (See Note 1).

(b)	Redemption Price per share varies by length of time shares are held.

22	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the year ended October 31, 2011

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Investment Income:
Investment Income from non-affiliates	$241,904	$1,484,446	$1,622,890	$727,196
Investment Income from Affiliated Portfolios(a)	155,713	320,261	228,747	67,163
Investment Income from Affiliated Funds	77	75,903	89,051	38,055
Tax reclaims from Affiliated Portfolios(a)	1,508	2,866	2,561	847
Foreign tax withholding from Affiliated Portfolios(a)	(6,366)	(12,022)	(10,500)	(3,587)
Expenses from Affiliated Portfolios(a)	(87,258)	(181,346)	(125,564)	(35,865)

Total Investment Income (Loss)	305,578	1,690,108	1,807,185	793,809

Expenses:
Investment Management	8,662	25,141	22,929	9,420
Administration:
Class A Shares	2,171	6,318	5,155	1,929
Class B Shares	1,591	4,378	4,856	2,072
Class C Shares	331	1,201	833	459
Distribution:
Class B Shares	50,568	139,224	154,387	65,884
Class C Shares	10,439	37,905	26,415	14,511
Shareholder Servicing:
Class A Shares	23,008	66,859	54,474	20,335
Class B Shares	16,865	46,405	51,471	21,961
Class C Shares	3,480	12,633	8,804	4,837
Accounting	20,552	20,619	20,624	20,616
Compliance Services	117	340	312	127
Custodian	18,870	34,600	33,002	27,860
Printing	21,947	59,244	55,617	21,169
Transfer Agent	52,778	87,223	85,853	45,523
Trustee	379	1,106	1,010	413
Registration fees	17,202	16,292	18,253	11,810
Other	4,071	12,367	10,916	4,892

Total expenses before fee reductions	253,031	571,855	554,911	273,818
Fees contractually reduced by Investment Adviser	(19,298)	—	—	—
Fees voluntarily reduced by Investment Adviser	—	(14,906)	(13,759)	(5,526)

Net Expenses	233,733	556,949	541,152	268,292

Net Investment Income (Loss)	71,845	1,133,159	1,266,033	525,517

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities and foreign currency transactions (a)	507,957	1,292,820	1,048,536	246,558
Net realized gains (losses) from non-affiliated investment securities and foreign currency transactions	301,539	935,786	1,226,083	456,526
Change in unrealized appreciation/depreciation on affiliated investments (a)	(362,874)	(2,581,700)	(584,468)	(160,830)
Change in unrealized appreciation/depreciation on investments	(845,872)	(641,225)	(2,412,815)	(781,251)

Net realized/unrealized gains (losses) from investments	(399,250)	(994,319)	(722,664)	(238,997)

Change In Net Assets Resulting From Operations	$(327,405)	$138,840	$543,369	$286,520

(a)	Represents amounts allocated from Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR WORLD SELECTION FUNDS	23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$71,845	$(9,180)	$1,133,159	$458,898
Net realized gains (losses) from investments	809,496	607,666	2,228,606	1,861,522
Change in unrealized appreciation/depreciation on investments	(1,208,746)	1,237,845	(3,222,925)	3,081,478

Change in net assets resulting from operations	(327,405)	1,836,331	138,840	5,401,898

Dividends:
Net investment income:
Class A Shares	(68,444)	—	(529,559)	(120,819)
Class B Shares	(15,713)	—	(273,352)	(13,178)
Class C Shares	(3,532)	—	(57,612)	(2,104)

Change in net assets resulting from shareholder dividends	(87,689)	—	(860,523)	(136,101)

Change in net assets resulting from capital transactions	4,163,237	2,784,370	13,476,718	7,459,473

Change in net assets	3,748,143	4,620,701	12,755,035	12,725,270

Net Assets:
Beginning of period	14,102,990	9,482,289	40,732,596	28,007,326

End of period	$17,851,133	$14,102,990	$53,487,631	$40,732,596

Accumulated net investment income (loss)	$25,441	$16,716	$894,326	$489,748

24	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,908,333	$2,263,565	$9,775,737	$5,390,506
Dividends reinvested	67,390	—	519,067	118,661
Value of shares redeemed	(1,486,297)	(860,729)	(3,350,884)	(2,048,014)

Class A Shares capital transactions	1,489,426	1,402,836	6,943,920	3,461,153

Class B Shares:
Proceeds from shares issued	2,495,049	1,549,215	6,586,320	4,043,666
Dividends reinvested	15,477	—	271,439	13,153
Value of shares redeemed	(1,134,162)	(509,274)	(3,415,315)	(1,683,420)

Class B Shares capital transactions	1,376,364	1,039,941	3,442,444	2,373,399

Class C Shares:
Proceeds from shares issued	1,367,118	470,488	3,926,550	1,889,455
Dividends reinvested	3,495	—	55,493	2,040
Value of shares redeemed	(73,166)	(128,895)	(891,689)	(266,574)

Class C Shares capital transactions	1,297,447	341,593	3,090,354	1,624,921

Change in net assets resulting from capital transactions	$4,163,237	$2,784,370	$13,476,718	$7,459,473

SHARE TRANSACTIONS:
Class A Shares:
Issued	228,057	200,993	780,155	480,315
Reinvested	5,344	—	42,166	10,886
Redeemed	(118,554)	(77,306)	(269,840)	(182,412)

Change in Class A Shares	114,847	123,687	552,481	308,789

Class B Shares:
Issued	203,126	144,296	523,809	358,138
Reinvested	1,275	—	22,032	1,203
Redeemed	(93,254)	(48,010)	(273,997)	(151,283)

Change in Class B Shares	111,147	96,286	271,844	208,058

Class C Shares:
Issued	109,935	43,232	311,276	167,676
Reinvested	288	—	4,490	186
Redeemed	(5,872)	(12,008)	(71,338)	(24,287)

Change in Class C Shares	104,351	31,224	244,428	143,575

See notes to financial statements.	HSBC INVESTOR WORLD SELECTION FUNDS	25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$1,266,033	$690,130	$525,517	$251,333
Net realized gains (losses) from investments	2,274,619	2,030,264	703,084	726,450
Change in unrealized appreciation/depreciation on investments	(2,997,283)	2,500,347	(942,081)	651,659

Change in net assets resulting from operations	543,369	5,220,741	286,520	1,629,442

Dividends:
Net investment income:
Class A Shares	(817,383)	(395,383)	(330,918)	(127,525)
Class B Shares	(622,935)	(254,802)	(300,422)	(93,624)
Class C Shares	(109,972)	(32,803)	(62,316)	(14,198)

Change in net assets resulting from shareholder dividends	(1,550,290)	(682,988)	(693,656)	(235,347)

Change in net assets resulting from capital transactions	9,079,682	3,662,397	4,961,528	4,028,105

Change in net assets	8,072,761	8,200,150	4,554,392	5,422,200

Net Assets:
Beginning of period	39,827,610	31,627,460	15,872,522	10,450,322

End of period	$47,900,371	$39,827,610	$20,426,914	$15,872,522

Accumulated net investment income (loss)	$83,661	$102,701	$42,867	$44,293

26	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$7,463,817	$3,956,868	$3,277,051	$2,330,836
Dividends reinvested	808,567	392,648	315,473	121,984
Value of shares redeemed	(3,002,506)	(3,557,464)	(1,601,095)	(1,021,219)

Class A Shares capital transactions	5,269,878	792,052	1,991,429	1,431,601

Class B Shares:
Proceeds from shares issued	5,517,359	3,696,441	3,315,754	2,543,077
Dividends reinvested	614,242	252,936	292,525	92,314
Value of shares redeemed	(3,739,911)	(1,889,818)	(1,849,847)	(777,671)

Class B Shares capital transactions	2,391,690	2,059,559	1,758,432	1,857,720

Class C Shares:
Proceeds from shares issued	2,129,489	1,048,351	1,363,626	973,280
Dividends reinvested	108,644	32,527	61,050	13,686
Value of shares redeemed	(820,019)	(270,092)	(213,009)	(248,182)

Class C Shares capital transactions	1,418,114	810,786	1,211,667	738,784

Change in net assets resulting from capital transactions	$9,079,682	$3,662,397	$4,961,528	$4,028,105

SHARE TRANSACTIONS:
Class A Shares:
Issued	639,024	367,550	291,544	220,441
Reinvested	70,518	36,767	28,698	11,600
Redeemed	(256,954)	(332,930)	(143,569)	(97,162)

Change in Class A Shares	452,588	71,387	176,673	134,879

Class B Shares:
Issued	469,305	343,065	298,990	242,687
Reinvested	53,442	23,691	26,862	8,875
Redeemed	(322,256)	(176,487)	(166,957)	(74,600)

Change in Class B Shares	200,491	190,269	158,895	176,962

Class C Shares:
Issued	186,946	99,026	119,890	90,908
Reinvested	9,716	3,116	5,467	1,280
Redeemed	(72,771)	(25,776)	(18,682)	(23,022)

Change in Class C Shares	123,891	76,366	106,675	69,166

See notes to financial statements.	HSBC INVESTOR WORLD SELECTION FUNDS	27

AGGRESSIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$12.57	— (d)	2.98	2.98	—	—	—	$15.55
Year Ended October 31, 2008	15.55	0.02	(6.05)	(6.03)	—	(0.90)	(0.90)	8.62
Year Ended October 31, 2009	8.62	0.01	1.57	1.58	—	—	—	10.20
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	—	12.03
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96

CLASS B SHARES
Year Ended October 31, 2007	$12.44	(0.11)	2.94	2.83	—	—	—	$15.27
Year Ended October 31, 2008	15.27	(0.08)	(5.90)	(5.98)	—	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	8.39	(0.06)	1.53	1.47	—	—	—	9.86
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54
Year Ended October 31, 2011	11.54	— (d)	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45

CLASS C SHARES
Year Ended October 31, 2007	$12.41	(0.11)	2.96	2.85	—	—	—	$15.26
Year Ended October 31, 2008	15.26	(0.08)	(5.89)	(5.97)	—	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	8.39	(0.05)	1.51	1.46	—	—	—	9.85
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53
Year Ended October 31, 2011	11.53	— (d)	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	23.71%		$7,046	1.50%	(0.03)%		2.27%	46%
Year Ended October 31, 2008	(40.92	)%(e)	4,572	1.50%	0.13%		1.98%	72%
Year Ended October 31, 2009	18.33	%(f)	5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	17.94	%(g)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	0.20	%(h)	9,217	1.50%	0.77%		1.61%	71%

CLASS B SHARES
Year Ended October 31, 2007	22.75%		$4,942	2.25%	(0.77)%		3.02%	46%
Year Ended October 31, 2008	(41.36	)%(e)	3,166	2.25%	(0.62)%		2.73%	72%
Year Ended October 31, 2009	17.52	%(f)	3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	17.04	%(g)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	(0.53	)%(h)	6,750	2.25%	0.02%		2.36%	71%

CLASS C SHARES
Year Ended October 31, 2007	22.97%		$528	2.25%	(0.79)%		2.99%	46%
Year Ended October 31, 2008	(41.32	)%(e)	319	2.25%	(0.64)%		2.73%	72%
Year Ended October 31, 2009	17.40	%(f)	289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	17.06	%(g)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	(0.46	)%(h)	1,884	2.25%	—	%(i)	2.35%	71%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Rounds to less than $0.01 or $(0.01).

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The responding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Rounds to less than 0.005% or (0.005)%.

28	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$12.45	0.11	2.34	2.45	(0.08)	(0.09)	(0.17)	$14.73
Year Ended October 31, 2008	14.73	0.12	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	8.81
Year Ended October 31, 2009	8.81	0.07	1.55	1.62	(0.09)	—	(0.09)	10.34
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	—	(0.08)	12.09
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07

CLASS B SHARES
Year Ended October 31, 2007	$12.43	0.01	2.34	2.35	(0.02)	(0.09)	(0.11)	$14.67
Year Ended October 31, 2008	14.67	0.03	(5.20)	(5.17)	— (i)	(0.74)	(0.74)	8.76
Year Ended October 31, 2009	8.76	0.01	1.55	1.56	(0.01)	—	(0.01)	10.31
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01

CLASS C SHARES
Year Ended October 31, 2007	$12.48	0.01	2.35	2.36	(0.01)	(0.09)	(0.10)	$14.74
Year Ended October 31, 2008	14.74	0.03	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	8.80
Year Ended October 31, 2009	8.80	0.01	1.55	1.56	(0.01)	—	(0.01)	10.35
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	19.92	%(d)	$21,352	1.50%	0.84%	1.65%	73%
Year Ended October 31, 2008	(36.43	)%(e)	13,908	1.50%	0.98%	1.53%	79%
Year Ended October 31, 2009	18.66	%(f)	15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	17.79	%(g)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	2.08	%(h)	28,262	1.12%	2.60%	1.14%	74%

CLASS B SHARES
Year Ended October 31, 2007	18.98	%(d)	$13,905	2.25%	0.09%	2.40%	73%
Year Ended October 31, 2008	(36.95	)%(e)	9,516	2.25%	0.24%	2.28%	79%
Year Ended October 31, 2009	17.80	%(f)	11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	17.01	%(g)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	1.30	%(h)	18,799	1.87%	1.85%	1.90%	74%

CLASS C SHARES
Year Ended October 31, 2007	19.04	%(d)	$1,273	2.25%	0.07%	2.39%	73%
Year Ended October 31, 2008	(36.94	)%(e)	937	2.25%	0.25%	2.29%	79%
Year Ended October 31, 2009	17.81	%(f)	1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	16.96	%(g)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	1.25	%(h)	6,427	1.87%	1.85%	1.90%	74%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Rounds to less than $0.01 or $(0.01).

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	29

MODERATE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$11.71	0.21	1.65	1.86	(0.20)	(0.10)	—	(0.30)	$13.27
Year Ended October 31, 2008	13.27	0.20	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)	8.69
Year Ended October 31, 2009	8.69	0.13	1.39	1.52	(0.12)	—	—	(0.12)	10.09
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	—	—	(0.24)	11.48
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	—	(0.44)	11.29

CLASS B SHARES
Year Ended October 31, 2007	$11.72	0.12	1.65	1.77	(0.12)	(0.10)	—	(0.22)	$13.27
Year Ended October 31, 2008	13.27	0.11	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)	8.69
Year Ended October 31, 2009	8.69	0.06	1.39	1.45	(0.06)	—	—	(0.06)	10.08
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	—	(0.17)	11.46
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	—	(0.36)	11.28

CLASS C SHARES
Year Ended October 31, 2007	$11.47	0.12	1.60	1.72	(0.12)	(0.10)	—	(0.22)	$12.97
Year Ended October 31, 2008	12.97	0.11	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)	8.49
Year Ended October 31, 2009	8.49	0.06	1.35	1.41	(0.06)	—	—	(0.06)	9.84
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	—	(0.18)	11.18
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	—	(0.36)	10.98

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	16.12	%(d)	$20,140	1.50%	1.70%	1.60%	93%
Year Ended October 31, 2008	(30.65	)%(e)	14,226	1.48%	1.75%	1.48%	80%
Year Ended October 31, 2009	17.75	%(f)	15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	16.39	%(g)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	2.19	%(h)	23,719	1.06%	3.16%	1.09%	63%

CLASS B SHARES
Year Ended October 31, 2007	15.25	%(d)	$16,513	2.25%	0.95%	2.35%	93%
Year Ended October 31, 2008	(31.17	)%(e)	12,354	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	16.82	%(f)	14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	15.61	%(g)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	1.51	%(h)	20,323	1.81%	2.40%	1.84%	63%

CLASS C SHARES
Year Ended October 31, 2007	15.20	%(d)	$1,766	2.25%	0.95%	2.33%	93%
Year Ended October 31, 2008	(31.09	)%(e)	1,408	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	16.75	%(f)	1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	15.55	%(g)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	1.42	%(h)	3,859	1.81%	2.40%	1.84%	63%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

30	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$11.11	0.29	1.03	1.32	(0.27)	(0.12)	(0.39)	$12.04
Year Ended October 31, 2008	12.04	0.24	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	8.84
Year Ended October 31, 2009	8.84	0.14	1.16	1.30	(0.13)	—	(0.13)	10.01
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	—	(0.23)	11.15
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95

CLASS B SHARES
Year Ended October 31, 2007	$11.01	0.20	1.05	1.25	(0.20)	(0.12)	(0.32)	$11.94
Year Ended October 31, 2008	11.94	0.16	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	8.76
Year Ended October 31, 2009	8.76	0.07	1.15	1.22	(0.07)	—	(0.07)	9.91
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82

CLASS C SHARES
Year Ended October 31, 2007	$11.24	0.21	1.11	1.32	(0.19)	(0.12)	(0.31)	$12.25
Year Ended October 31, 2008	12.25	0.16	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	9.00
Year Ended October 31, 2009	9.00	0.07	1.18	1.25	(0.07)	—	(0.07)	10.18
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	12.13	%(d)	$6,669	1.50%	2.52%	2.06%	89%
Year Ended October 31, 2008	(23.17	)%(e)	4,747	1.50%	2.24%	1.72%	69%
Year Ended October 31, 2009	14.95	%(f)	5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	13.86	%(g)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	2.40	%(h)	8,946	1.19%	3.21%	1.22%	54%

CLASS B SHARES
Year Ended October 31, 2007	11.51	%(d)	$4,928	2.25%	1.77%	2.82%	89%
Year Ended October 31, 2008	(23.76	)%(e)	4,348	2.25%	1.48%	2.48%	69%
Year Ended October 31, 2009	14.05	%(f)	4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	12.94	%(g)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	1.68	%(h)	8,995	1.94%	2.46%	1.97%	54%

CLASS C SHARES
Year Ended October 31, 2007	11.97	%(d)	$437	2.25%	1.78%	2.85%	89%
Year Ended October 31, 2008	(23.73	)%(e)	430	2.25%	1.46%	2.48%	69%
Year Ended October 31, 2009	13.97	%(f)	485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	13.07	%(g)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	1.57	%(h)	2,486	1.94%	2.49%	1.96%	54%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	31

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2011, the Trust is comprised of 16 separate operational funds, each a series of the HSBC Investor Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Investor Portfolios (the “Trusts”). The accompanying financial statements are presented for the following 4 funds (individually a “Fund”, collectively the “World Selection Funds”):

Fund

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

          The World Selection Funds currently invest in the HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Funds.

          Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Funds.

          The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

32	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

          The World Selection Funds record daily their proportionate income, expenses and unrealized/realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

          The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC WORLD SELECTION FUNDS	33

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the World Selection Funds, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included in this report.

For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Company	37,538	—	—	37,538
Affiliated Porfolios (a)	—	11,427,245	—	11,427,245
Unaffiliated Investment Companies	5,280,073	—	—	5,280,073
Exchange Traded Funds	1,184,119	—	—	1,184,119

Total Investment Securities	6,501,730	11,427,245	—	17,928,975

Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	4,012,461	—	—	4,012,461
Affiliated Porfolios (a)	—	25,463,325	—	25,463,325
Unaffiliated Investment Companies	21,109,036	—	—	21,109,036
Exchange Traded Funds	3,539,051	—	—	3,539,051

Total Investment Securities	28,660,548	25,463,325	—	54,123,873

34	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	4,397,330	—	—	4,397,330
Affiliated Porfolios (a)	—	16,461,584	—	16,461,584
Unaffiliated Investment Companies	25,142,546	—	—	25,142,546
Exchange Traded Funds	2,325,674	—	—	2,325,674

Total Investment Securities	31,865,550	16,461,584	—	48,327,134

Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	1,886,324	—	—	1,886,324
Affiliated Porfolios (a)	—	4,746,279	—	4,746,279
Unaffiliated Investment Companies	13,668,137	—	—	13,668,137
Exchange Traded Funds	395,153	—	—	395,153

Total Investment Securities	15,949,614	4,746,279	—	20,695,893

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 from the valuation inputs levels used on October 31, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions: Investment Management:

          HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as investment adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund. During the year ended October 31, 2011, the Investment Adviser voluntarily waived $14,906, $13,759 and $5,526 of the fee for Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund, respectively. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

HSBC WORLD SELECTION FUNDS	35

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets. For assets invested in the Portfolios by World Selection Funds, the Portfolios pay half of the administration fee and the World Selection Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class-specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the year ended October 31, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2011, Foreside, as Distributor, also received $860,347, $710,976, and $88,648 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $60, $12, and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the World Selection Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

36	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually limit from March 1, 2011 through March 1, 2012 the total expenses, exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2011, the repayments that may potentially be made by the Funds are as follows:

Fund	2014($)*	2013($)*	2012($)*

Aggressive Strategy Fund	19,298	56,869	49,257
Balanced Strategy Fund	—	—	3,289
Conservative Strategy Fund	—	—	6,592

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

          Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2011 were as follows:

Fund	Purchases	Sales

Aggressive Strategy Fund	$6,736,917	$5,016,174
Balanced Strategy Fund	28,452,281	21,970,160
Moderate Strategy Fund	22,585,027	17,411,651
Conservative Strategy Fund	10,476,901	6,641,319

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2011 totaled:

	Contributions	Withdrawals

Aggressive Strategy Fund	$5,314,152	$2,518,496
Balanced Strategy Fund	14,858,382	7,057,039
Moderate Strategy Fund	7,634,562	3,543,409
Conservative Strategy Fund	2,835,375	1,485,460

6.	Federal Tax Information:

          At October 31, 2011, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation/ (Depreciation($)

Aggressive Strategy Fund	$7,057,833	$1,348	$(557,451)	$(556,103)
Balanced Strategy Fund	29,954,854	91,680	(1,385,986)	(1,294,306)
Moderate Strategy Fund	32,729,034	104,295	(967,779)	(863,484)
Conservative Strategy Fund	16,228,904	32,255	(311,545)	(279,290)

HSBC WORLD SELECTION FUNDS	37

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

The tax character of dividends paid by the World Selection Funds for the year ended October 31, 2011 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid*

Aggressive Strategy Fund	$87,689	$—	$87,689	$87,689
Balanced Strategy Fund	860,523	—	860,523	860,523
Moderate Strategy Fund	1,550,290	—	1,550,290	1,550,290
Conservative Strategy Fund	693,656	—	693,656	693,656

The tax character of dividends paid by the World Selection Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid*

Aggressive Strategy Fund	$—	$—	$—	$—
Balanced Strategy Fund	136,101	—	136,101	136,101
Moderate Strategy Fund	682,988	—	682,988	682,988
Conservative Strategy Fund	235,347	—	235,347	235,347

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/(Deficit)

Aggressive Strategy Fund	$25,426	$—	$25,426	$(378,953)	$(65,201)	$(418,728)
Balanced Strategy Fund	894,298	—	894,298	(907,683)	(76,466)	(89,851)
Moderate Strategy Fund	83,634	—	83,634	(709,490)	17,527	(608,329)
Conservative Strategy Fund	42,858	—	42,858	(18,849)	(62,044)	(38,035)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of October 31, 2011, the following World Selection Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount($)	Expires

Aggressive Strategy Fund	$378,953	2017
Balanced Strategy Fund	907,683	2017
Moderate Strategy Fund	709,490	2017
Conservative Strategy Fund	18,849	2017

During the year ended October 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)

Aggressive Strategy Fund	$775,892
Balanced Strategy Fund	2,086,359
Moderate Strategy Fund	2,012,944
Conservative Strategy Fund	581,583

38	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax year ending October 31, 2012. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the RIC Modernization Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the RIC Modernization Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

          The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7.	Subsequent Events:

          At special shareholder meetings held on September 30, 2011 for the Funds, and reconvened on October 14, 2011 for the Balanced Strategy Fund and Moderate Strategy Fund, shareholders approved a new investment advisory contract supplement between the Adviser and the Trust on behalf of each Fund (the “Supplements”). The Adviser will begin accruing fees pursuant to the Supplements on November 1, 2011. The new investment advisory fee for each Fund is an annual fee of 0.25% based on the Fund’s average daily net assets. Please see the World Selection Funds’ prospectus and any supplements theretofor additional information regarding the increase in each World Selection Fund’s advisory fee and the impact of such increase on each Fund’s Total Annual Fund Operating Expenses.

HSBC WORLD SELECTION FUNDS	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
HSBC Investor Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – World Selection Aggressive Strategy Fund, World Selection Balanced Strategy Fund, World Selection Moderate Strategy Fund and World Selection Conservative Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian, transfer agent, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

40	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)—as of October 31, 2011

I.	Approval of New Advisory Supplements for World Selection Funds

          On June 13-14, 2011, the Contracts and Expense Committee, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), and the Board met in person to consider a proposal by HSBC Global Asset Management (USA) Inc. (the “Adviser”), the investment adviser of the Aggressive Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds (each a “World Selection Fund” and, collectively, the “World Selection Funds”), to increase the management fee of each of the World Selection Funds from .05% to .25%, via a vote of each World Selection Fund’s shareholders, in recognition of additional services provided to the World Selection Funds by the Adviser.

          In connection with this increase in management fees, which would not take effect in the absence of approval by the World Selection Funds’ shareholders, the Board, including the Independent Trustees, was asked to approve new investment advisory contract supplements between the Adviser and the Trust on behalf of each respective World Selection Fund (the “New Advisory Supplements”). The Board, including the Independent Trustees, considered the same points that they did in considering the annual review of the Amended and Restated Master Investment Advisory Contracts and related Supplements between the Trust and the Adviser in December 2010. Prior to the meetings, the Independent Trustees received from the Adviser, and reviewed, a wide variety of information pertaining to the World Selection Funds that they thought reasonably necessary to evaluate the terms of the New Advisory Supplements. This information included, among other things, a comparison of the World Selection Funds as compared to their predecessor funds, the HSBC LifeLine Funds, and comparative fee and performance data. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          Based on their review of the information requested and provided for the World Selection Funds, the Board, including the Independent Trustees, determined to approve the New Advisory Supplements based on their conclusions that the New Advisory Supplements are consistent with the best interests of the World Selection Funds and their respective shareholders, and will enable the World Selection Funds to receive a high quality of services at a cost that is appropriate and reasonable. The Board, including the Independent Trustees, made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by the Adviser. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided, and proposed to be provided, by the Adviser to the World Selection Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides, and proposes to provide, to the World Selection Funds, including the Adviser’s oversight and management of the World Selection Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the World Selection Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the World Selection Funds since the inception date of each of the Funds.

          The Independent Trustees considered that the Adviser has provided since the World Selection Funds were rebranded in 2010, and will continue to provide, additional advisory services to the Funds. In particular, the Independent Trustees considered, among other things: (i) the third party fund recommendations being made and actively reviewed by the Multimanger; (ii) the more active monitoring of asset allocation models; and (iii) the tactical investments in new asset classes being made and the associated complete rebalancing of a World Selection Fund’s portfolio when the investment is made and when it is liquidated.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided, and proposed to be provided, by the Adviser, and that the services provided, and proposed to be provided, supported the approval of the New Advisory Supplements.

HSBC WORLD SELECTION FUNDS	41

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)—as of October 31, 2011 (continued)

          Investment Performance of the World Selection Funds and Adviser. The Independent Trustees considered the investment performance of each World Selection Fund over various periods of time as compared to comparable funds. The Independent Trustees determined that the World Selection Funds’ investment performance supported approval of the New Advisory Supplements.

          Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the costs of the services provided, and proposed to be provided, by the Adviser and the expense ratios of the World Selection Funds more generally. The Independent Trustees also considered the overall proposed management fees under the New Advisory Supplements and compared those fees to the fees of similar funds. The Independent Trustees considered the fact that the World Selection Funds’ shareholders would be asked to approve the proposed increase in the management fees and that without such approval the increase would not take effect. The Independent Trustees also considered that the Adviser was not proposing any changes to the Expense Limitation Agreement with respect to the World Selection Funds, and therefore, shareholders would not experience any increase in the Funds’ total operating expenses at this time.

          The Independent Trustees determined that, under the New Advisory Supplements, the World Selection Funds had management fees competitive with those of similar funds, noting the resources, expertise and experience provided to the World Selection Funds.

The Independent Trustees concluded that the proposed management fees payable to the Adviser are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser had achieved, and proposes to achieve, economies of scale, whether the World Selection Funds’ proposed expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the World Selection Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also considered certain information provided by the Adviser with respect to the benefits it may derive from its relationship with the World Selection Funds.

          The Board also considered the quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser. The Board considered the global presence, experience and staffing capabilities of the Adviser’s Multimanager unit. The Board also noted the range of advisory and administrative services provided, and proposed to be provided, by the Adviser to the World Selection Funds.

          In light of the above considerations and such other factors and information it considered relevant, the Board, by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting), approved each New Advisory Supplement.

42	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited):

          For the year ended October 31, 2011, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Aggressive Strategy Fund	96.84%
Balanced Strategy Fund	46.50%
Moderate Strategy Fund	9.08%
Conservative Strategy Fund	5.91%

          For the year ended October 31, 2011, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV:

Fund	Qualified Dividend Income

Aggressive Strategy Fund	100.00%
Balanced Strategy Fund	57.70%
Moderate Strategy Fund	20.32%
Conservative Strategy Fund	14.05%

HSBC WORLD SELECTION FUNDS	43

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

          As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses.

          These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Aggressive Strategy Fund	Class A Shares	$1,000.00	$874.30	$7.09	1.50%
	Class B Shares	1,000.00	871.40	10.61	2.25%
	Class C Shares	1,000.00	871.20	10.61	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	908.90	5.39	1.12%
	Class B Shares	1,000.00	905.70	8.98	1.87%
	Class C Shares	1,000.00	905.30	8.98	1.87%
Moderate Strategy Fund	Class A Shares	1,000.00	933.80	5.17	1.06%
	Class B Shares	1,000.00	930.10	8.81	1.81%
	Class C Shares	1,000.00	930.00	8.81	1.81%
Conservative Strategy Fund	Class A Shares	1,000.00	963.60	5.79	1.17%
	Class B Shares	1,000.00	959.40	9.48	1.92%
	Class C Shares	1,000.00	959.00	9.48	1.92%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

44	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.64	$ 7.63	1.50%
	Class B Shares	1,000.00	1,013.86	11.42	2.25%
	Class C Shares	1,000.00	1,013.86	11.42	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.56	5.70	1.12%
	Class B Shares	1,000.00	1,015.78	9.50	1.87%
	Class C Shares	1,000.00	1,015.78	9.50	1.87%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.86	5.40	1.06%
	Class B Shares	1,000.00	1,016.08	9.20	1.81%
	Class C Shares	1,000.00	1,016.08	9.20	1.81%
Conservative Strategy Fund	Class A Shares	1,000.00	1,019.31	5.96	1.17%
	Class B Shares	1,000.00	1,015.53	9.75	1.92%
	Class C Shares	1,000.00	1,015.53	9.75	1.92%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS	45

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited)

Special Meeting of Shareholders

          A special meeting of shareholders for the HSBC Investor Funds, on behalf of the World Selection Funds, was held on September 30, 2011 (the “Meeting”). At the Meeting, the shareholders of the Aggressive Strategy Fund and the Conservative Strategy Fund voted to approve a new investment advisory contract between HSBC Global Asset Management (USA) Inc. and the Trust on behalf of each respective Fund for the purpose of increasing the management fee in recognition of additional services provided to the Funds by the Adviser. The Meeting was adjourned and reconvened on October 14, 2011 for the Moderate Strategy Fund and the Balanced Strategy Fund. The results of the Meeting with respect to this proposal were as follows:

Meetings held September 30, 2011

Aggressive Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	561,770	36.842%	73.422%
Against	160,877	10.551%	21.026%
Abstaining	42,475	2.786%	5.551%
TOTAL	1,524,815	50.178%	100.000%

Conservative Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	797,234	43.218%	85.237%
Against	106,850	5.792%	11.424%
Abstaining	31,232	1.693%	3.339%
TOTAL	1,844,670	50.704%	100.000%

Meetings Adjourned on September 30, 2011 and Reconvened on October 14, 2011

Moderate Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	1,636,466	38.994%	77.532%
Against	278,986	6.648%	13.218%
Abstaining	195,252	4.652%	9.251%
TOTAL	4,196,726	50.294%	100.000%

Balanced Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	1,611,187	36.522%	72.425%
Against	397,985	9.021%	17.890%
Abstaining	215,458	4.884%	9.685%
TOTAL	4,411,518	50.428%	100.000%

46	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited)

A Special Meeting of Shareholders

          A special meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

          Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck

Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho

Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang

Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow

Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards

Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely

Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%

TOTAL	9,273,790,748.270	50.137%	100.000%

HSBC WORLD SELECTION FUNDS	47

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—96.6%

	Shares	Value($)

Aerospace & Defense – 1.8%
United Technologies Corp.	24,600	1,918,308

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	15,650	1,086,579

Auto Components – 1.4%
BorgWarner, Inc. (a)	18,800	1,438,012

Biotechnology – 2.1%
Biogen Idec, Inc. (a)	7,800	907,608
Celgene Corp. (a)	20,500	1,329,015

		2,236,623

Capital Markets – 2.3%
Franklin Resources, Inc.	14,600	1,556,798
TD Ameritrade Holding Corp.	49,800	835,644

		2,392,442

Chemicals – 3.4%
Ecolab, Inc.	25,600	1,378,304
Monsanto Co.	30,200	2,197,050

		3,575,354

Communications Equipment – 3.1%
QUALCOMM, Inc.	63,400	3,271,440

Computers & Peripherals – 8.0%
Apple, Inc. (a)	12,195	4,936,292
EMC Corp. (a)	108,900	2,669,139
NetApp, Inc. (a)	21,300	872,448

		8,477,879

Construction & Engineering – 1.5%
Fluor Corp.	27,300	1,552,005

Diversified Financial Services – 3.1%
CME Group, Inc.	3,600	992,016
IntercontinentalExchange, Inc. (a)	10,500	1,363,740
JPMorgan Chase & Co.	26,700	928,092

		3,283,848

Energy Equipment & Services – 4.9%
FMC Technologies, Inc. (a)	50,500	2,263,410
Schlumberger Ltd.	39,400	2,894,718

		5,158,128

Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	14,500	1,207,125

Food Products – 1.3%
General Mills, Inc.	24,600	947,838
Green Mountain Coffee Roasters, Inc. (a)	5,800	377,116

		1,324,954

Health Care Equipment & Supplies – 3.4%
Edwards Lifesciences Corp. (a)	18,900	1,425,438
Intuitive Surgical, Inc. (a)	2,500	1,084,650
Varian Medical Systems, Inc. (a)	17,700	1,039,344

		3,549,432

Common Stocks, continued

	Shares	Value($)

Health Care Providers & Services – 3.9%
Express Scripts, Inc. (a)	26,050	1,191,266
UnitedHealth Group, Inc.	61,700	2,960,983

		4,152,249

Health Care Technology – 0.8%
Cerner Corp. (a)	14,000	888,020

Hotels, Restaurants & Leisure – 5.2%
Ctrip.com International Ltd. ADR (a)	26,600	927,276
Las Vegas Sands Corp. (a)	44,300	2,079,885
Starbucks Corp.	33,500	1,418,390
Yum! Brands, Inc.	19,300	1,033,901

		5,459,452

Internet & Catalog Retail – 4.5%
Amazon.com, Inc. (a)	11,850	2,530,094
Priceline.com, Inc. (a)	4,360	2,213,659

		4,743,753

Internet Software & Services – 6.1%
Baidu, Inc. ADR (a)	14,925	2,092,187
Google, Inc., Class A (a)	5,530	3,277,299
VeriSign, Inc.	34,400	1,103,896

		6,473,382

IT Services – 5.9%
Cognizant Technology Solutions Corp. (a)	40,900	2,975,475
Visa, Inc., Class A	34,400	3,208,144

		6,183,619

Machinery – 5.6%
Danaher Corp.	65,400	3,162,090
Deere & Co.	21,800	1,654,620
Illinois Tool Works, Inc.	21,900	1,064,997

		5,881,707

Metals & Mining – 0.9%
Cliffs Natural Resources, Inc.	14,000	955,080

Oil, Gas & Consumable Fuels – 5.3%
Concho Resources, Inc. (a)	20,500	1,941,760
Occidental Petroleum Corp.	22,700	2,109,738
Peabody Energy Corp.	22,800	988,836
Range Resources Corp.	8,600	592,024

		5,632,358

Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	10,800	1,063,260

Pharmaceuticals – 2.2%
Perrigo Co.	10,200	920,856
Shire plc ADR	14,700	1,386,210

		2,307,066

Road & Rail – 3.4%
Union Pacific Corp.	35,500	3,534,735

Semiconductors & Semiconductor Equipment – 0.7%
Altera Corp.	18,800	712,896

48	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Common Stocks, continued

	Shares	Value($)

Software – 7.1%
Citrix Systems, Inc. (a)	22,400	1,631,392
Intuit, Inc.	22,200	1,191,474
Oracle Corp.	82,800	2,713,356
Salesforce.com, Inc. (a)	14,300	1,904,331

		7,440,553

Specialty Retail – 2.2%
Abercrombie & Fitch Co., Class A	17,100	1,272,240
O’Reilly Automotive, Inc. (a)	13,600	1,034,280

		2,306,520

Textiles, Apparel & Luxury Goods – 1.5%
Ralph Lauren Corp.	10,000	1,587,900

Wireless Telecommunication Services – 1.9%
American Tower Corp., Class A (a)	35,500	1,956,050

TOTAL COMMON STOCKS (COST $81,911,442)		101,750,729

Investment Company—1.2%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	1,233,908	1,233,908

TOTAL INVESTMENT COMPANY (COST $1,233,908)		1,233,908

TOTAL INVESTMENT SECURITIES (COST $83,145,350) — 97.8%		102,984,637

Percentages indicated are based on net assets of $105,288,887.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR	— American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	49

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—99.4%

	Shares	Value($)

Australia – 4.0%
Coca-Cola Amatil Ltd.	38,743	500,031
GPT Group	84,034	277,284
Leighton Holdings Ltd.	17,989	408,584
Sonic Healthcare Ltd.	24,041	277,749

		1,463,648

Belgium – 1.9%
Anheuser-Busch InBev NV	12,246	679,022

Brazil – 1.3%
Companhia Energetica de Sao Paulo, Preferred B Shares	11,500	199,583
PDG Realty SA	65,000	287,038

		486,621

Canada – 1.6%
Yamana Gold, Inc.	39,900	597,303

China – 1.1%
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd., Class H	171,820	248,592
Minth Group Ltd.	148,000	153,564

		402,156

Finland – 1.2%
Fortum Oyj	18,278	444,792

France – 5.2%
Alstom SA	9,180	341,797
Carrefour SA	7,729	204,466
Compagnie Generale des Establissements Michelin, B Shares	4,000	289,601
Safran SA	11,440	373,533
Total SA	7,200	375,624
Vinci SA	6,359	311,792

		1,896,813

Germany – 7.3%
Deutsche Post AG	29,737	451,004
E.ON AG	14,971	360,068
Fresenius SE & Co. KGaA	6,047	593,665
Henkel AG & Co. KGaA	7,985	389,852
SAP AG	9,050	547,159
Volkswagen AG, Preferred	1,800	313,426

		2,656,082

Hong Kong – 2.6%
Guangdong Investment Ltd.	494,000	297,389
Huabao International Holdings Ltd.	314,900	200,048
New World Development Co. Ltd.	188,000	198,054
The Wharf Holdings Ltd.	45,300	240,968

		936,459

Indonesia – 1.6%
PT Bank Negara Indonesia (Persero) Tbk	611,000	273,905
PT Bumi Resources Tbk	1,154,000	301,507

		575,412

Common Stocks, continued

	Shares	Value($)

Ireland (Republic of) – 0.9%
Accenture plc, Class A	5,300	319,378

Israel – 2.3%
Israel Chemicals Ltd.	27,683	328,708
Teva Pharmaceutical Industries Ltd. ADR	12,900	526,965

		855,673

Italy – 1.9%
Intesa Sanpaolo SpA	184,064	324,828
Telecom Italia SpA	290,852	361,851

		686,679

Japan – 17.6%
Asahi Kasei Corp.	67,000	397,434
Bridgestone Corp.	16,000	375,249
Canon, Inc.	10,100	458,635
East Japan Railway Co.	10,100	612,503
Hitachi Ltd.	74,000	396,615
Honda Motor Co. Ltd.	21,200	634,122
JX Holdings, Inc.	83,300	485,337
Mitsui & Co. Ltd.	32,800	478,823
Nippon Telegraph & Telephone Corp.	12,600	646,493
ORIX Corp.	3,790	330,858
Sumitomo Corp.	38,100	471,842
Sumitomo Realty & Development Co. Ltd.	17,500	362,818
The Bank of Yokohama Ltd.	99,000	453,379
The Kansai Electric Power Co., Inc.	21,500	317,237

		6,421,345

Netherlands – 2.2%
ING Groep NV (a)	59,642	514,101
Koninklijke Ahold NV	22,647	289,307

		803,408

Norway – 3.7%
DnB NOR ASA	41,982	485,832
Telenor ASA	38,489	685,915
Yara International ASA	4,070	192,558

		1,364,305

Poland – 0.7%
PGE SA	39,231	241,589

Russian Federation – 0.6%
Gazprom OAO ADR	18,500	214,459

Singapore – 2.4%
DBS Group Holdings Ltd.	40,000	390,804
Keppel Corp. Ltd.	66,200	495,700

		886,504

South Korea – 1.8%
DGB Financial Group, Inc. (a)	24,450	307,971
Hyundai Mobis	1,190	340,783

		648,754

Sweden – 2.7%
Swedbank AB, A Shares	35,752	500,726
Telefonaktiebolaget LM Ericsson ADR	45,200	470,532

		971,258

50	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Common Stocks, continued

	Shares	Value($)

Switzerland – 5.8%
Nestle SA	10,182	589,105
Novartis AG	12,906	727,312
Swiss Re Ltd.	9,259	505,700
Syngenta AG, Registered	988	301,167

		2,123,284

Taiwan – 0.7%
Asustek Computer, Inc.	36,000	250,379

Thailand – 1.3%
Bangkok Bank Public Co. Ltd., Foreign Registered	93,000	471,599

Turkey – 0.8%
Turk Telekomunikasyon AS	65,644	278,014

United Kingdom – 26.3%
Anglo American plc	10,395	381,036
Aviva plc	65,110	355,166
Barclays plc	125,831	390,018
BG Group plc	19,152	415,238
British American Tobacco plc	5,944	272,499
British Sky Broadcasting Group plc	25,041	282,313
GlaxoSmithKline plc ADR	16,400	734,556
Imperial Tobacco Group plc	14,448	526,228
Lloyds Banking Group plc (a)	563,634	291,430
National Grid plc	44,961	446,946
Pearson plc	28,008	514,464
Prudential plc	53,392	551,420
Reed Elsevier plc	66,081	565,634
Smith & Nephew plc	57,221	523,684
Tesco plc	77,022	496,528
Tullow Oil plc	39,656	890,872
Unilever plc	16,770	562,060
Vedanta Resources plc	13,629	278,146
Vodafone Group plc	247,270	686,502
Xstrata plc	24,951	415,544

		9,580,284

TOTAL COMMON STOCKS (COST $38,920,853)		36,255,220

TOTAL INVESTMENT SECURITIES (COST $38,920,853) — 99.4%		36,255,220

Percentages indicated are based on net assets of $36,344,306.

(a)	Represents non-income producing security.

ADR	— American Depositary Receipt

Schedule of Portfolio Investments - October 31, 2011

The Portfolio invested, as a percentage of net assets, in the following industries, as of October 31, 2011:

Industry	Percent of Net Assets

Commercial Banks	10.6%
Oil, Gas & Consumable Fuels	6.5%
Metals & Mining	6.4%
Pharmaceuticals	5.5%
Electric Utilities	5.4%
Diversified Telecommunication Services	5.4%
Chemicals	5.0%
Insurance	4.3%
Beverages	3.2%
Food Products	3.2%
Health Care Equipment & Supplies	3.1%
Industrial Conglomerates	2.8%
Food & Staples Retailing	2.7%
Trading Companies & Distributors	2.6%
Automobiles	2.6%
Real Estate Management & Development	2.3%
Tobacco	2.2%
Media	2.2%
Electronic Equipment, Instruments & Components	2.1%
Construction & Engineering	2.0%
Wireless Telecommunication Services	1.9%
Auto Components	1.8%
Road & Rail	1.7%
Machinery	1.6%
Diversified Consumer Services	1.6%
Software	1.5%
Communications Equipment	1.3%
Office Electronics	1.3%
Air Freight & Logistics	1.2%
Auto Parts & Equipment	0.9%
Diversified Financial Services	0.9%
IT Services	0.9%
Health Care Providers & Services	0.8%
Real Estate Investment Trusts (REITs)	0.8%
Computers & Peripherals	0.7%
Energy Equipment & Services	0.4%

Total Investments	99.4%

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	51

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

At October 31, 2011, the Portfolio’s open forward foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value($)	Value($)	Unrealized Appreciation/ (Depreciation)($ )

CURRENCY
Euro	JPMorgan Chase Bank N.A.	11/1/2011	37,258	52,746	51,547	1,199
Euro	JPMorgan Chase Bank N.A.	11/1/2011	34,670	49,083	47,966	1,117
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	29,212	47,020	46,965	55
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	19,216	30,930	30,893	37
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	28,733	46,248	46,193	55
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	13,156	21,175	21,150	25
Hong Kong Dollar	Northern Trust	11/1/2011	35,560	4,574	4,577	(3)
Swiss Franc	JPMorgan Chase Bank N.A.	11/1/2011	66,050	76,544	75,271	1,273
Swiss Franc	JPMorgan Chase Bank N.A.	11/1/2011	56,204	65,134	64,050	1,084

				393,454	388,612	4,842

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value($)	Value($)	Unrealized Appreciation/ (Depreciation)($)

CURRENCY
Australian Dollar	JPMorgan Chase Bank N.A.	11/2/2011	27,591	29,450	29,073	(377)
Australian Dollar	Merrill Lynch	11/3/2011	40,607	42,985	42,772	(213)
Australian Dollar	Merrill Lynch	11/3/2011	13,025	13,787	13,719	(68)
Euro	JPMorgan Chase Bank N.A.	11/1/2011	11,202	15,859	15,498	(361)
Euro	JPMorgan Chase Bank N.A.	11/1/2011	248	352	343	(9)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	4,527	7,287	7,279	(8)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,001	12,878	12,863	(15)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	7,395	11,903	11,889	(14)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,884	14,299	14,282	(17)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	4,203	6,766	6,758	(8)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,885	14,302	14,285	(17)
Swedish Krone	JPMorgan Chase Bank N.A.	11/1/2011	17,109	2,684	2,626	(58)

				172,552	171,387	(1,165)

52	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—95.8%

	Shares	Value($)

Aerospace & Defense – 4.0%
BE Aerospace, Inc. (a)	93,580	3,530,773
TransDigm Group, Inc. (a)	22,980	2,158,282

		5,689,055

Auto Components – 2.2%
The Goodyear Tire & Rubber Co. (a)	216,250	3,105,350

Capital Markets – 1.5%
Waddell & Reed Financial, Inc., Class A	77,410	2,146,579

Chemicals – 4.3%
Celanese Corp., Series A	67,310	2,931,351
Westlake Chemical Corp.	77,745	3,203,871

		6,135,222

Commercial Banks – 1.6%
First Horizon National Corp.	1	7
First Republic Bank (a)	81,450	2,256,165

		2,256,172

Commercial Services & Supplies – 1.8%
Waste Connections, Inc.	74,605	2,540,300

Communications Equipment – 1.6%
Polycom, Inc. (a)	96,160	1,589,525
Riverbed Technology, Inc. (a)	22,610	623,584

		2,213,109

Containers & Packaging – 3.8%
Crown Holdings, Inc. (a)	81,470	2,752,872
Packaging Corp. of America	101,840	2,655,987

		5,408,859

Diversified Financial Services – 1.3%
MSCI, Inc., Class A (a)	53,860	1,798,385

Electrical Equipment – 2.3%
Hubbell, Inc., Class B	54,060	3,232,247

Energy Equipment & Services – 2.0%
Ensco International plc ADR	58,060	2,883,260

Food Products – 3.4%
Ralcorp Holdings, Inc. (a)	58,720	4,746,925

Health Care Equipment & Supplies – 6.3%
DENTSPLY International, Inc.	103,840	3,837,926
Hill-Rom Holdings, Inc.	71,190	2,396,967
IDEXX Laboratories, Inc. (a)	37,140	2,673,709

		8,908,602

Health Care Providers & Services – 1.8%
Coventry Health Care, Inc. (a)	79,510	2,529,213

Insurance – 1.5%
Everest Re Group Ltd.	22,890	2,058,269

IT Services – 4.8%
Alliance Data Systems Corp. (a)	33,830	3,465,545
FleetCor Technologies, Inc. (a)	62,470	1,746,661
Syntel, Inc.	31,180	1,524,702

		6,736,908

Common Stocks, continued

	Shares	Value($)

Life Sciences Tools & Services – 2.6%
Mettler-Toledo International, Inc. (a)	23,900	3,671,040

Machinery – 6.7%
Crane Co.	68,784	3,034,062
IDEX Corp.	63,530	2,252,139
Snap-on, Inc.	37,020	1,986,863
The Timken Co.	51,460	2,167,495

		9,440,559

Oil, Gas & Consumable Fuels – 8.0%
Alpha Natural Resources, Inc. (a)	88,442	2,126,146
Denbury Resources, Inc. (a)	246,400	3,868,480
Tesoro Corp. (a)	205,650	5,334,561

		11,329,187

Pharmaceuticals – 2.4%
Elan Corp. plc ADR (a)	262,300	3,144,977
Santarus, Inc. (a)	77,490	236,345

		3,381,322

Professional Services – 2.0%
IHS, Inc., Class A (a)	33,630	2,824,584

Real Estate Investment Trusts (REITs) – 1.7%
Hospitality Properties Trust	100,970	2,426,309

Road & Rail – 5.1%
Hertz Global Holdings, Inc. (a)	347,190	4,027,404
Landstar System, Inc.	70,680	3,154,448

		7,181,852

Semiconductors & Semiconductor Equipment – 5.4%
LSI Corp. (a)	278,210	1,738,812
NXP Semiconductors N.V. (a)	37,420	672,437
ON Semiconductor Corp. (a)	241,330	1,826,868
Skyworks Solutions, Inc. (a)	45,650	904,327
Teradyne, Inc. (a)	176,090	2,521,609

		7,664,053

Software – 5.6%
Informatica Corp. (a)	72,710	3,308,305
Nuance Communications, Inc. (a)	174,180	4,612,287

		7,920,592

Specialty Retail – 9.5%
Foot Locker, Inc.	193,390	4,227,506
O’Reilly Automotive, Inc. (a)	51,960	3,951,558
Signet Jewelers Ltd.	58,620	2,527,108
Williams-Sonoma, Inc.	73,080	2,743,423

		13,449,595

Trading Companies & Distributors – 1.4%
WESCO International, Inc. (a)	41,020	1,987,829

Wireless Telecommunication Services – 1.2%
NII Holdings, Inc. (a)	74,730	1,758,397

TOTAL COMMON STOCKS (COST $122,527,520)		135,423,774

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	53

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Investment Company—2.5%

	Shares	Value($)

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	3,493,603	3,493,603

TOTAL INVESTMENT COMPANY (COST $3,493,603)		3,493,603

TOTAL INVESTMENTS SECURITIES (COST $126,021,123) — 98.3%		138,917,377

Percentages indicated are based on net assets of $141,324,402.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt

54	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—98.6%

	Shares	Value($)

Aerospace & Defense – 1.9%
Raytheon Co.	21,400	945,666

Automobiles – 1.7%
General Motors Co. (a)	33,800	873,730

Biotechnology – 3.1%
Amgen, Inc.	27,600	1,580,652

Capital Markets – 2.3%
Goldman Sachs Group, Inc.	10,400	1,139,320

Commercial Banks – 2.7%
Wells Fargo & Co.	52,500	1,360,275

Commercial Services & Supplies – 1.0%
Pitney Bowes, Inc.	25,400	517,652

Communications Equipment – 5.6%
Cisco Systems, Inc.	76,400	1,415,692
Motorola Solutions, Inc.	29,628	1,389,849

		2,805,541

Diversified Financial Services – 4.6%
Citigroup, Inc.	48,320	1,526,429
JPMorgan Chase & Co.	22,150	769,934

		2,296,363

Energy Equipment & Services – 0.9%
Halliburton Co.	11,550	431,508

Food & Staples Retailing – 2.3%
CVS Caremark Corp.	31,400	1,139,820

Independent Power Producers & Energy Traders – 1.2%
NRG Energy, Inc. (a)	29,500	631,890

Insurance – 16.3%
Aon Corp.	32,900	1,533,798
Genworth Financial, Inc., Class A (a)	117,900	752,202
Lincoln National Corp.	25,900	493,395
Loews Corp.	34,440	1,367,268
MetLife, Inc.	42,000	1,476,720
The Hartford Financial Services Group, Inc.	66,000	1,270,500
Unum Group	56,100	1,337,424

		8,231,307

Machinery – 3.2%
Ingersoll-Rand plc	23,900	744,007
PACCAR, Inc.	19,700	851,828

		1,595,835

Media – 6.9%
Time Warner, Inc.	34,950	1,222,900
Viacom, Inc., Class B	51,400	2,253,890

		3,476,790

Metals & Mining – 7.9%
AngloGold Ashanti Ltd. ADR	51,527	2,329,536
Barrick Gold Corp.	33,600	1,663,200

		3,992,736

Common Stocks, continued

	Shares	Value($)

Oil, Gas & Consumable Fuels – 14.2%
Apache Corp.	19,610	1,953,744
Canadian Natural Resources Ltd.	32,000	1,131,200
Hess Corp.	12,100	756,976
Noble Energy, Inc.	13,310	1,189,116
Occidental Petroleum Corp.	8,300	771,402
Talisman Energy, Inc.	93,600	1,329,120

		7,131,558

Pharmaceuticals – 12.9%
Merck & Co., Inc.	22,800	786,600
Pfizer, Inc.	138,200	2,661,732
Sanofi-Aventis ADR	54,400	1,944,800
Teva Pharmaceutical Industries Ltd. ADR	26,600	1,086,610

		6,479,742

Road & Rail – 1.8%
Union Pacific Corp.	8,900	886,173

Software – 6.8%
CA, Inc.	115,400	2,499,564
Microsoft Corp.	35,500	945,365

		3,444,929

Tobacco – 1.3%
Philip Morris International, Inc.	9,700	677,739

TOTAL COMMON STOCKS (COST $49,441,903)		49,639,226

Investment Company—0.8%

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	384,525	384,525

TOTAL INVESTMENT COMPANY (COST $384,525)		384,525

TOTAL INVESTMENT SECURITIES (COST $49,826,428) — 99.4%		50,023,751

Percentages indicated are based on net assets of $50,336,173.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	55

HSBC INVESTOR PORTFOLIOS
Statements of Assets and Liabilities—as of October 31, 2011

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$102,984,637	$36,255,220	$138,917,377	$50,023,751
Foreign currency, at value	—	348,873	—	—
Unrealized appreciation on forward foreign currency contracts	—	4,845	—	—
Dividends receivable	30,359	102,393	82,373	28,198
Receivable for investments sold	2,518,360	1,000,669	2,449,620	312,425
Prepaid expenses and other assets	532	213	818	284

Total Assets	105,533,888	37,712,213	141,450,188	50,364,658

Liabilities:
Cash overdraft	—	313,696	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,168	—	—
Payable for investments purchased	182,789	909,890	17,726	—
Accrued expenses and other liabilities:
Investment Management	49,218	27,705	90,283	21,617
Administration	2,814	1,001	3,718	1,354
Accounting	34	201	48	17
Custodian	4,590	17,254	5,739	2,527
Other	5,556	7,992	8,272	2,970

Total Liabilities	245,001	1,278,907	125,786	28,485

Applicable to investors’ beneficial interest	$105,288,887	$36,433,306	$141,324,402	$50,336,173

Total Investments, at cost	$83,145,350	$38,920,853	$126,021,123	$49,826,428

Foreign currency, at cost	$—	$345,057	$—	$—

56	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
Statements of Operations—For the year ended October 31, 2011

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Interest	$—	$441	$—	$—
Dividends	765,697	1,245,237	1,450,109	832,680
Foreign tax withholding	(313)	(129,043)	—	(6,387)

Total Investment Income (Loss)	765,384	1,116,635	1,450,109	826,293

Expenses:
Investment Management	593,713	368,386	1,240,402	289,881
Administration	28,039	10,918	40,997	14,608
Accounting	45,037	77,673	44,953	41,926
Compliance Services	723	293	1,099	388
Custodian	13,214	65,508	20,016	7,351
Professional	11,410	23,052	16,585	4,927
Trustee	2,330	1,002	3,433	1,223
Other	1,502	9,230	2,865	1,063

Total Expenses	695,968	556,062	1,370,350	361,367

Net Investment Income (Loss)	69,416	560,573	79,759	464,926

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	10,568,671	1,297,670	24,005,437	1,982,453
Payments by affiliates for the violation of certain investment policies and limitations	—	5,235	—	—
Net realized gains (losses) from forward foreign currency contracts	—	(42,094)	—	—
Change in unrealized appreciation/depreciation on investments and foreign currencies	387,197	(4,295,581)	(5,303,339)	(1,246,938)

Net realized/unrealized gains from investments and foreign currency transactions	10,955,868	(3,034,770)	18,702,098	735,515

Change In Net Assets Resulting From Operations	$11,025,284	$(2,474,197)	$18,781,857	$1,200,441

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR PORTFOLIOS
Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$69,416	$(34,003)	$560,573	$3,219,961
Net realized gains (losses) from investments	10,568,671	4,569,747	1,255,576	(24,730,645)
Payment by affiliates for the violation of certain investment policies and limitations	—	—	5,235	—
Change in unrealized appreciation/depreciation from investments	387,197	12,751,375	(4,295,581)	13,409,621

Change in net assets resulting from operations	11,025,284	17,287,119	(2,474,197)	(8,101,063)

Proceeds from contributions	20,411,483	10,138,077	8,054,582	15,234,642
Value of withdrawals	(24,898,681)	(16,837,279)	(10,964,673)	(182,464,190)

Change in net assets resulting from transactions from investors’ beneficial interest	(4,487,198)	(6,699,202)	(2,910,091)	(167,229,548)

Change in net assets	6,538,086	10,587,917	(5,384,288)	(175,330,611)

Net Assets:
Beginning of period	98,750,801	88,162,884	41,817,594	217,148,205

End of period	$105,288,887	$98,750,801	$36,433,306	$41,817,594

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$79,759	$(461,786)	$464,926	$429,922
Net realized gains (losses) from investments	24,005,437	17,836,311	1,982,453	1,033,776
Change in unrealized appreciation/depreciation from investments	(5,303,339)	17,016,734	(1,246,938)	5,043,263

Change in net assets resulting from operations	18,781,857	34,391,259	1,200,441	6,506,961

Proceeds from contributions	16,493,895	10,306,391	13,512,680	6,794,273
Value of withdrawals	(33,352,902)	(35,044,419)	(16,119,600)	(11,244,738)

Change in net assets resulting from transactions from investors’ beneficial interest	(16,859,007)	(24,738,028)	(2,606,920)	(4,450,465)

Change in net assets	1,922,850	9,653,231	(1,406,479)	2,056,496

Net Assets:
Beginning of period	139,401,552	129,748,321	51,742,652	49,686,156

End of period	$141,324,402	$139,401,552	$50,336,173	$51,742,652

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover

GROWTH PORTFOLIO
Year Ended October 31, 2007	31.11%		$89,686	0.62%	0.45%	0.62%	57%
Year Ended October 31, 2008	(37.75	)%(a)	81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	29%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58%
Year Ended October 31, 2010	6.15%		$41,818	0.87%	2.07%	0.87%	63%
Year Ended October 31, 2011	(6.58	)%(b)	$36,433	1.35%	1.36%	1.35%	178	%(c)

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%

VALUE PORTFOLIO
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	19%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	25%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	20%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26%
Year Ended October 31, 2011	2.08%		50,336	0.65%	0.84%	0.65%	24%

(a)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

(b)

During the period ended October 31, 2011, amounts were reimbursed to the HSBC Investor International Equity Portfolio in connection with violations of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.

(c)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historic rates.

60	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio”, collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Investor Funds (the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for not later than on business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

HSBC INVESTOR PORTFOLIOS	61

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments:

          All open derivative positions at year end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Foreign Currency Contracts:

          Each Portfolio may enter into forward foreign currency contracts. The Portfolios enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the year ended October 31, 2011, the International Equity Portfolio entered into forward foreign currency contracts in connection with planned purchases and sales of securities. The contract amount of forward foreign currency contracts outstanding was $0.6 million as of October 31, 2011. The monthly average contract amount for these contracts was $0.2 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2011, the Portfolios did not hold any futures contracts.

62	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of October 31, 2011:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$4,845	Unrealized depreciation on forward foreign currency contracts	$1,168

*

Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the year ended October 31, 2011:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Exchange Contracts	Net realized gains (losses) from forward foreign currency contracts, change in unrealized appreciation/depreciation on investments and foreign currencies	($42,094)	$3,677

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

HSBC INVESTOR PORTFOLIOS	63

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

          Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of trading of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy.

          Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Growth Portfolio
Investment Securities:
Common Stocks (a)	101,750,729	—	—	101,750,729
Investment Company	1,233,908	—	—	1,233,908

Total Investment Securities	102,984,637	—	—	102,984,637

International Equity Portfolio
Investment Securities:
Common Stocks: (b)
Brazil	486,621	—	—	486,621
Canada	597,303	—	—	597,303
Ireland (Republic of)	319,378	—	—	319,378
Israel	526,965	328,708	—	855,673
Sweden	470,532	500,726	—	971,258
United Kingdom	734,556	8,845,728	—	9,580,284
All Other Common Stocks (a)	—	23,444,703	—	23,444,703

Total Investment Securities	3,135,355	33,119,865	—	36,255,220

Other Financial Instruments: (c)
Forward Foreign Currency Contracts	—	3,677	—	3,677

Total Investments	3,135,355	33,123,542	—	36,258,897

64	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	135,423,774	—	—	135,423,774
Investment Company	3,493,603	—	—	3,493,603

Total Investment Securities	138,917,377	—	—	138,917,377

Value Portfolio
Investment Securities:
Common Stocks (a)	49,639,226	—	—	49,639,226
Investment Company	384,525	—	—	384,525

Total Investment Securities	50,023,751	—	—	50,023,751

(a)	For detailed industry or country descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(c)

Other financial instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1, 2 or 3 as of October 31, 2011 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”), Lord, Abbett & Co. LLC (“Lord, Abbett”), Westfield Capital Management Company, L.P. (“Westfield”) and NWQ Investment Management Company, LLC (“NWQ”) serve as subad-visers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios. Effective at the close of business on January 12, 2011, Lord, Abbett replaced AllianceBernstein L.P. (“AllianceBernstein”) as subadviser to the International Equity Portfolio.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate(%)*

Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

HSBC INVESTOR PORTFOLIOS	65

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

          For their services, the Investment Adviser and Lord, Abbett (and AllianceBernstein, prior to January 12, 2011) receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $10 million	1.015
In excess of $10 million but not exceeding $25 million	0.925
In excess of $25 million but not exceeding $50 million	0.790
In excess of $50 million but not exceeding $100 million	0.700
In excess of $100 million	0.610

          For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $500 million	0.525
In excess of $500 million but not exceeding $1 billion	0.475
In excess of $1 billion	0.425

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Investor Funds and HSBC Advisor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Investor Funds and HSBC Advisor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

          During the year ended October 31, 2011, Lord, Abbett reimbursed $5,235 to the International Equity Portfolio related to violations of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the year ended October 31, 2011, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

66	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

Fund Accounting:

          Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for services as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2011 were as follows:

Portfolio Name	Purchases	Sales

Growth Portfolio	$58,137,418	$63,903,183
International Equity Portfolio	71,255,652	72,448,207
Opportunity Portfolio	102,726,563	121,205,227
Value Portfolio	12,728,666	12,534,064

For the year ended October 31, 2011, there were no long-term U.S. government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At October 31, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)*

Growth Portfolio	79,889,473	24,246,018	(1,150,854)	23,095,164
International Equity Portfolio	39,126,285	1,330,123	(4,201,188)	(2,871,065)
Opportunity Portfolio	128,137,431	19,751,435	(8,971,489)	10,779,946
Value Portfolio	49,967,619	6,416,564	(6,360,432)	56,132

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006, BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8.	Subsequent Events:

          The Board of Trustees of HSBC Investor Portfolios approved to close the HSBC Investor Value Portfolio and the HSBC Investor International Equity Portfolio and provide for their orderly liquidation upon or after the liquidation of the HSBC Investor Value Fund, the HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund, which are to be liquidated on or about December 31, 2011.

HSBC INVESTOR PORTFOLIOS	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios – HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2011, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian or broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

68	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

          As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

           These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Growth Portfolio	$1,000.00	$929.70	$3.16	0.65%
International Equity Portfolio	1,000.00	831.50	6.65	1.44%
Opportunity Portfolio	1,000.00	861.10	4.17	0.89%
Value Portfolio	1,000.00	874.40	3.12	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Growth Portfolio	$1,000.00	$1,021.93	$3.31	0.65%
International Equity Portfolio	1,000.00	1,017.95	7.32	1.44%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
Value Portfolio	1,000.00	1,021.88	3.36	0.66%

*

Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	69

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding HSBC Investor Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment company act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years

NON-INTERESTED TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	29	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	29	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	29	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004); Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	29	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	29	None

INTERESTED TRUSTEE

Sylvia Coutinho P.O. Box 182845 Columbus, OH 43218-3035 Age: 49**	Trustee	Indefinite; 2011 to December 16, 2011***	CEO Asset Management Americas, HSBC Global Asset Management (2010 – present); CEO Asset Management and Wealth Management Latin America, HSBC Latam (2008 – 2010); Executive Director HSBC Brazil, Head of Asset Management, Custody and Private Banking, and Latam Regional Head for Asset Management (2006 – 2008); Executive Director, Private Banking, HSBC Bank Brazil (2005 – 2006)	29	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 72	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007-present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	29	None

*	Includes the Trust, the HSBC Advisor Funds Trust and the HSBC Investor Portfolios.

**	Elected by shareholders of the Trust on June 15, 2011 at a shareholder meeting where all Trustees (except the Emeritus Trustee) were so elected.

***	Resigned from her position with the Trust effective December 16, 2011.

70	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 40	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 48	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 52	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC INVESTOR PORTFOLIOS	71

          Other Information:

          A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          Cost Basis Information

          As of January 1, 2012, federal law requires that mutual fund companies maintain and report a shareholder’s cost basis by tax lot and the holding period of “covered” security sales to the Internal Revenue Service on Form 1099. Covered securities include mutual fund shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting cost basis information if such shares are not deemed to be “covered”.

          The new tax regulations require that the Funds elect a default cost basis calculation method in order to carry out the required reporting. The Funds have chosen the average cost method as the default cost basis calculation method for their shareholders. This is the method the Funds will use to determine which “covered” shares are deemed to be sold when a shareholder has not elected a specific cost basis method for his/her account. The average cost method is also the method in which sales of “covered” shares will be reported on a shareholder’s Form 1099 absent a specific cost basis method election from the shareholder.

          Shareholders are free to change their elected cost basis calculation method. From the time of purchase until the sale of “covered” shares, shareholders may choose a different cost basis calculation method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

72	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80 South Eighth Street	Columbus, OH 43218
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
Lord, Abbett & Co. LLC	Citi Fund Services
90 Hudson Street	3435 Stelzer Road
Jersey City, NJ 07302	Columbus, OH 43219

HSBC Investor Opportunity Portfolio	DISTRIBUTOR
Westfield Capital Management Company, L.P.	Foreside Distribution Services, L.P.
One Financial Center	690 Taylor Road, Suite 150
Boston, MA 02111	Gahanna, OH 43230

HSBC Investor Value Portfolio	CUSTODIAN
NWQ Investment Management Co., LLC	The Northern Trust Company
2049 Century Park East, 16th Floor	50 South LaSalle Street
Los Angeles, CA 90067	Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-WS-1211	12/11

HSBC Global Asset Management (USA) Inc.

October 31, 2011

HSBC Investor Funds

Annual Report

Class A

Class I

Class S

HSBC Emerging Markets Debt Fund

HCGAX

HCGIX

HBESX

HSBC Emerging Markets Local Debt Fund

HBMAX

HBMIX

HBMSX

HSBC Frontier Markets Fund

HSFAX

HSFIX

—

HSBC Investor Family of Funds
Annual Report - October 31, 2011

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

J.P. Morgan Emerging Local Markets Index Plus is an unmanaged index that tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index Global is an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds and local market instruments.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Standard & Poor’s Credit Rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2011

To Our Investors:

The past year was a difficult one for investors, as well as—and, in significant part, due to—policymakers around the world. In the U.S., political partisanship reached new levels, inspiring policy gridlock; regulatory authorities raised the cost of commerce with new regulations, while failing to enforce existing ones. The housing mess, long in creation, thwarted economic recovery while losses continued to mount for Freddie Mac and Fannie Mae. In Europe, the European Central Bank’s rules have enabled smaller economies to spend beyond their means while incurring debt and enlarging entitlements. The resulting fallout from these European debt issues has led to several leadership changes, but thus far has failed to lead to decisive resolution. Many of the emerging markets, an increasing focus of our fund family, have benefited from rising domestic demand in their economies, especially from consumers, leading to favorable relative performance.

What unites the global economy is a “3D” problem: debt, deficits and demographics. Too many countries have too much debt— including the U.S., where the measure of debt to U.S. Gross Domestic Product (“GDP”)1 eclipses 350% if entitlements are counted. The term structure of such sovereign debt has provoked liquidity concerns in nations such as Italy, where euro 200 billion (U.S. $300 billion) must be refinanced over the next year. Aggravating the existing debt loads are large and growing deficits in many countries. These deficits are being magnified by the global slowdown and the apparent inability of political leaders to install necessary austerity measures that offer hope for eventual financial stability. Finally, demographics are disheartening across the developed world: moderate to negative population growth in countries such as the U.S. and Italy means fewer workers to pay for the old and retired. Economists shudder at such discouraging “dependency ratios.”

In such conditions, it was not a surprise that Standard & Poor’s downgraded the U.S.’s long-term credit rating in August 2011 to AA+ from AAA (see “Standard & Poor’s Credit Rating” in the Glossary of Terms). It is surprising, however, that several other mature economies haven’t also been downgraded. Clearly, this situation challenged our portfolio managers who, despite the volatility, continued to perform relatively well during the year ended October 31, 2011. In the low-yield environment where key interest rates are hovering near zero, HSBC Global Asset Management (USA) Inc., the Fund’s investment advisor, along with other service providers, provided yield support of approximately $20.2 million over the year to the HSBC Money Market Funds. The Board has monitored these Money Market Funds very closely, in part because they, like their peers, invest in short-term European bank paper. Such investments accounted for approximately 8% of the assets for the Prime Money Market Fund as of October 31, 2011.

Regulators’ scrutiny remains on the money market fund industry as it is deemed to embody “systemic risk”. No prescriptions have been announced by the Securities & Exchange Commission (“SEC”), but we favor the proposal offered by HSBC, which can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml.

Owing to limited investor demand, small size and outflows, we have liquidated the HSBC California Tax-Free Money Market Fund. The Board has also approved the liquidation of the International Equity, Overseas Equity and Value Funds. Those liquidations will take place on or around December 31, 2011. We are pleased that our emerging market investment product offerings continue to grow. Recent economic developments have underscored the relative appeal of certain emerging markets stocks, bonds and currencies. The new product offerings, which were launched in 2011 include:

•	HSBC Emerging Markets Debt Fund
•	HSBC Emerging Markets Local Debt Fund
•	HSBC Frontier Markets Fund

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

After the close of our fiscal year, the Board accepted with regret the resignation of Sylvia Coutinho, who is returning to HSBC’s Latin American operation. It’s been a pleasure working with Sylvia. The Board welcomes to her former seat as “interested trustee” Deborah Hazell, who recently joined HSBC as Chief Executive Officer of HSBC Global Asset Management, North America.

As a founding Trustee of the HSBC Investor Funds’ fund family, I confess to astonishment at how complex the world of investing has grown over the past quarter-century. Then, there were no such things as exchange-traded funds; today there are over 900 exchange-traded funds available to investors. Then, overseas investing was rare, pursued by a handful of pioneers; today, virtually every investor is advised to have some international exposure. Then, derivatives were uncommon and largely the province of a sophisticated few; today, such instruments are central to the pursuit of risk-adjusted performance.

Amid such complexity, I find it assuring to work with this investment advisor, Board of Trustees and service providers.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds’ annual report, covering the period between November 1, 2010 and October 31, 2011. This report provides detailed information about your Funds’ results. We encourage you to review it carefully.

On the previous pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On April 7, 2011, we launched two emerging markets debt funds, the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund, which represented HSBC’s first U.S. registered mutual funds investing in emerging markets securities. The HSBC Emerging Markets Debt Fund was subsequently included in the portfolios of certain World Selection Funds. In September, the HSBC Frontier Markets Fund joined these two emerging market debt funds as our initial fund offerings in this exciting segment of the investment market. One of HSBC’s global strengths is emerging markets investment management and we look forward to developing other emerging markets mutual funds for distribution in the U.S.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its sluggish recovery during the year ended October 31, 2011, but economic gains were overshadowed by signs of slowing growth and uncertainty related to the European debt crisis during the second half of the year.

Concerns about risks of sovereign debt defaults in Europe persisted throughout the year, causing increased market volatility and dampening investor sentiment. Problems with the domestic economy, including high unemployment and slow economic growth, also weighed on investors’ confidence. Despite some indications that the economic recovery was picking up momentum during the first half of the year, fears of a double-dip recession became more prominent in the spring of 2011 due to a number of economic reports showing slowing economic growth.

U.S. Gross Domestic Product (“GDP”)1 growth dropped sharply from 2.3% in the fourth quarter of 2010 to 0.4% during first quarter of 2011. Growth picked up during the next two quarters, with 1.3% GDP growth in the second quarter of 2011 and a preliminary estimate of 2.5% growth for the third quarter.

The U.S. Federal Reserve Board (the “Fed”) took several actions to support the recovery. The Fed: (1) continued a program of quantitative easing that ended in June, (2) signaled in August its intent to keep the federal funds rate near 0% through mid-2013, and (3) implemented “Operation Twist,” which involves selling short-term Treasury securities and purchasing long-term Treasuries in a bid to keep long-term interest rates low.

The U.S. job market picked up slightly during the year ended October 31, 2011, but historically high levels of unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained relatively low and foreclosure and delinquency rates hit record levels.

Meanwhile, reports showed that manufacturing activity was increasing slowly but steadily, and that the services sector was expanding. Consumer confidence began the year trending upward, but fell sharply during the fall of 2011 due in part to the slow pace of the economic recovery and high unemployment.

Globally, Europe struggled with problems in its financial system related to its sovereign debt issues. Most emerging markets experienced robust economic performance. However, growth slowed during the third quarter in some major emerging markets, including China and India. Russian economic activity stood out in comparison with the rest of the emerging markets, with increasing real wages, stronger retail sales and falling unemployment. Inflationary pressures increased in many emerging markets, however, causing governments to tighten monetary policy to counter rising prices of food and other commodities.

Market Review

Stocks surged at the beginning of the year as improving U.S. economic data and an economic rescue package for several eurozone countries boosted investor confidence. The positive momentum continued into the first few months of 2011, despite geopolitical turmoil in the Middle East, an uptick in energy and food prices and continuing debt problems in eurozone countries such as Greece. Data showing increasing consumer confidence, robust manufacturing, soaring home sales and strong corporate earnings was enough to sustain stocks’ steady gains. A devastating earthquake and tsunami hit Japan in mid-March, pulling global stocks down sharply for a short period and bringing Japanese economic growth to a halt.

The market’s momentum stalled during the second quarter of 2011, when new economic data, including reports showing soft sales in the U.S. retail sector and a weak U.S. job market, indicated slowing growth and renewed fears of a double-dip recession. The sovereign debt situation in Europe deteriorated, and credit agencies downgraded Portugal, Greece and Italy. The month of May marked a turning point in global markets: commodities posted their largest monthly drop in a year and equities fell across the board.

A contentious political conflict over raising the U.S. debt ceiling also dragged markets down and damaged investor confidence during the second quarter. The subsequent downgrade of U.S. long-term debt by rating agency Standard & Poor’s in August further damaged confidence. Stocks then lost significant ground during the third quarter of 2011, with the Dow Jones Industrial Average finishing the quarter down 12%—its largest quarterly decline since early 2009.

Not all news was negative during the latter half of the year ended October 31, 2011. Data on U.S. industrial production, durable goods orders and manufacturing exceeded expectations. Corporate earnings also remained robust. Consumer sentiment improved and jobs data released during the fall months were encouraging.

Investors began the year favoring higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April. However, by the end of the year, investors were pulling assets out of stocks and increasing cash and bond positions. The Russell 2000® Index1 of small-company stocks returned 9.84% during the period ended October 31, 2011, while the S&P 500 Index1 of large-company stocks returned 8.09% over the same period.

Stocks in developed economies performed well early in the year, but these advances largely reversed themselves by the end of the year. European markets experienced dramatic losses as leaders struggled to coordinate a response to sovereign debt problems that would prevent defaults in Greece, Italy and other fragile economies. The MSCI EAFE Index1 of developed foreign markets returned -3.64% for the year as a whole, while the MSCI EM Index1 returned -7.44% over the same period.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength during much of the year as investors sought out additional yield in a low-interest-rate environment. The trend dissipated in the third quarter, however, as investors grew more risk-averse and turned to the relative safety of U.S. Treasuries. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.00% for the year ended October 31, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 5.17% over the same period.

U.S. Treasury yields ticked upward throughout much of 2011, but sunk lower again in the third quarter due in part to the Fed’s “Operation Twist” program, which is designed to suppress long-term interest rates.

1	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Debt Fund
(Class A Shares, Class I Shares and Class S Shares)
by Guillermo Osses, Managing Director,
Head of Emerging Markets Debt Portfolio Management

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 5.02% (without sales charge) for the Class A Shares and 5.34% for the Class I Shares from April 7, 2011, the inception date of the Fund, through October 31, 2011. The total return for the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global1, was 6.18% for the same period.

Portfolio Performance

Two main factors supported the Fund’s absolute return over the period. The first was the fairly high yield offered by emerging market bonds. This provided a cushion when the spread between yields on emerging market bonds and Treasury bonds widened. Second, the relatively high average credit quality of emerging market dollar-denominated bonds helped such bonds benefit as yields on U.S. Treasuries decreased.

The Fund’s performance relative to its benchmark benefited from its currency hedges. Such currency hedges helped moderate the losses the Fund experienced when emerging markets hard currency-denominated instruments declined in July and August.*

Two primary factors hurt the Fund’s performance relative to its benchmark over the period. The Fund maintained a duration in its hard currency investments approximately 0.5 years shorter than that of its benchmark. The shorter duration among hard-currency assets prevented the Fund from benefiting fully when U.S. Treasuries rallied in September. Second, the management team in August reduced the currency hedges used to mitigate downturns in the riskier portions of the portfolio. The managers believed that the market sell-off to that point was too severe, and that valuations justified taking on greater risk at that point. Emerging market currencies sold off further, however, so the reduction in hedges weighed on the Fund’s performance relative to its benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Debt Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance	Aggregate Total Return (%)			Expense Ratio (%)[3]

As of October 31, 2011	Inception Date	6 Months	Since Inception	Gross	Net

HSBC Emerging Markets Debt Fund Class A1	4/7/11	-0.52	0.02	1.62	1.20

HSBC Emerging Markets Debt Fund Class I	4/7/11	4.73	5.34	1.27	0.85

HSBC Emerging Markets Debt Fund Class S	4/7/11	4.78	5.39	1.17	0.75

J.P. Morgan Emerging Markets Bond Index Global[2]	—	5.28	6.18	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from September 2, 2011 through September 2, 2012.

1	Reflects the maximum sales charge of 4.75%.

2	For additional information, please refer to the Glossary of Terms.

3

Reflects the expense ratio as reported in the prospectus dated September 2, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until September 2, 2012. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for United States Dollar denominated debt instruments issued by emerging market and sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market markets. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Local Debt Fund
(Class A Shares, Class I Shares and Class S Shares)
by Guillermo Osses, Managing Director,
Head of Emerging Markets Debt Portfolio Management

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their client obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned -3.33% (without sales charge) for the Class A Shares and -3.11% for the Class I Shares from April 7, 2011, the inception date of the Fund, through October 31, 2011, as compared to a -3.20% total return of a blended index comprised of equal weightings in the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1 and the J.P. Morgan Emerging Local Markets Index Plus1 for the period. The J.P. Morgan Government Bond Index–Emerging Markets Global Diversified returned -1.46%, and the J.P. Morgan Emerging Local Markets Index Plus returned -4.96%, for the period, respectively.

Portfolio Performance

The period following inception was marked by an increase in investors’ risk aversion, particularly during the months of August and September. This development triggered high demand for investments denominated in U.S. dollars, which hurt the performance of currencies in emerging markets. The Fund’s absolute performance suffered as a result over the period.

The Fund maintained exposure during the period to foreign exchange contracts. Some of these positions, including an overweight position in Asian currencies relative to its benchmark, dragged on performance during the period. The Fund’s minimal exposure to interest rate risk during much of the period also hurt relative performance, as rates generally decreased.*

The Fund benefited in relative terms from certain aggressively underweight positions over the period. The Fund held significantly smaller-than-benchmark stakes in Eastern European currencies such as the Hungarian forint, the Czech Republic koruna and the Russian ruble, as well as in relatively volatile currencies such as the Brazilian real. This positioning boosted relative performance during the market stress that occurred in August and September. The managers brought these positions closer to neutral with the Fund’s benchmark in late September, before many of the currencies began to recover.*

*	Portfolio composition is subject to change.

1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Emerging Markets Local Debt Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance	Aggregate Total Return (%)			Expense Ratio (%)[3]

As of October 31, 2011	Inception Date	6 Months	Since Inception	Gross	Net

HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-9.89	-7.93	1.55	1.20

HSBC Emerging Markets Local Debt Fund Class I	4/7/11	-5.18	-3.11	1.20	0.85

HSBC Emerging Markets Local Debt Fund Class S	4/7/11	-5.13	-3.06	1.10	0.75

Emerging Markets Debt Blend Portfolio Index[2]	—	-5.69	-3.20	N/A	N/A

J.P. Morgan Government Bond Index–Emerging Markets Global Diversified	—	-4.17	-1.46	N/A	N/A

J.P. Morgan Emerging Local Markets Index Plus	—	-7.22	-4.96	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from September 2, 2011 through September 2, 2012.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	For additional information, please refer to the Glossary of Terms.

[3]

Reflects the expense ratio as reported in the prospectus dated September 2, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until September 2, 2012. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

The performance of the HSBC Emerging Markets Local Debt Fund is compared to an Emerging Markets Debt Blend Portfolio Index, which is a hypothetical combination of broad-based indices of equal weightings in the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified2 and J.P. Morgan Emerging Local Markets Index Plus2. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews

Portfolio Composition*
October 31, 2011 (unaudited)

HSBC Emerging Markets Debt Fund

Investment Allocation	Percentage of Investments at Value

Mexico	12.4%

Venezuela	12.0%

Russian Federation	12.0%

Indonesia	10.1%

Turkey	9.8%

Brazil	9.0%

Philippines	3.9%

Kazakhstan	3.7%

Argentina	3.5%

Panama	3.2%

Other	20.4%

Total	100.0%

HSBC Frontier Markets Fund

Investment Allocation	Percentage of Investments at Value

Qatar	13.2%

United Arab Emirates	10.1%

Nigeria	8.4%

Kuwait	7.5%

Argentina	7.1%

Colombia	6.4%

Kazakhstan	6.1%

Pakistan	6.0%

Peru	4.1%

Egypt	3.8%

Other	27.3%

Total	100.0%

* Portfolio composition is subject to change.

HSBC Emerging Markets Local Debt Fund

Investment Allocation	Percentage of Investments at Value

Investment Company	37.1%

Mexico	11.5%

South Africa	9.0%

Malaysia	6.4%

Indonesia	6.3%

Poland	6.0%

Turkey	5.8%

Thailand	4.7%

Russian Federation	3.5%

Colombia	2.8%

Other	6.9%

Total	100.0%

12	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of October 31, 2011

Yankee Dollars – 96.3%

	Principal Amount ($)	Value ($)

Argentina – 3.5%
Republic of Argentina, 8.28%, 12/31/33, DN	1,053,822	827,251
Republic of Argentina, 2.50%, 12/31/38 (a)	1,025,000	381,812

		1,209,063

Bermuda – 0.6%
Pacnet Ltd., 9.25%, 11/9/15, Callable 11/9/13 @ 104.63	250,000	223,750

Brazil – 8.8%
Banco ABC Brasil SA, 7.88%, 4/8/20	100,000	90,000
Banco BMG SA, 9.15%, 1/15/16	350,000	343,000
Banco do Brasil SA, 5.88%, 1/26/22	450,000	452,250
Federal Republic of Brazil, 4.88%, 1/22/21	1,000,000	1,104,500
Federal Republic of Brazil, 8.75%, 2/4/25	450,000	653,625
Federal Republic of Brazil, 8.25%, 1/20/34	100,000	145,500
Petrobras International Finance Co., 5.75%, 1/20/20	250,000	268,489

		3,057,364

China – 0.3%
Country Garden Holdings Co., 11.25%, 4/22/17, Callable 4/22/14 @ 105.62	100,000	89,500

Colombia – 2.7%
Bancolombia SA, 5.95%, 6/3/21	100,000	102,000
Republic of Colombia, 7.38%, 1/27/17	350,000	425,250
Republic of Colombia, 8.13%, 5/21/24	300,000	408,900

		936,150

Dominican Republic – 0.3%
Dominican Republic, 7.50%, 5/6/21	100,000	103,800

El Salvador – 0.7%
Republic of El Salvador, 7.75%, 1/24/23	225,000	245,250

Indonesia – 9.9%
Majapahit Holding BV, 8.00%, 8/7/19	225,000	264,375
Republic of Indonesia, 7.25%, 4/20/15	700,000	796,250
Republic of Indonesia, 7.50%, 1/15/16	200,000	233,000
Republic of Indonesia, 6.88%, 1/17/18	575,000	678,500
Republic of Indonesia, 5.88%, 3/13/20	1,100,000	1,254,000
Republic of Indonesia, 4.88%, 5/5/21	200,000	214,500

		3,440,625

Kazakhstan – 3.6%
Development Bank of Kazakhstan, 5.50%, 12/20/15	525,000	546,000
KazMunayGas National Co., 11.75%, 1/23/15	300,000	364,500
KazMunayGas National Co., 6.38%, 4/9/21	325,000	346,125

		1,256,625

Lithuania – 1.0%
Republic of Lithuania, 5.13%, 9/14/17	350,000	351,750

Malaysia – 1.1%
1Malaysia Sukuk Global Berhad, 3.93%, 6/4/15	175,000	183,579
Petronas Capital Ltd., 5.25%, 8/12/19	175,000	197,905

		381,484

Yankee Dollars, continued

	Principal Amount ($)	Value ($)

Mexico – 12.1%
BBVA Bancomer SA Texas, 6.50%, 3/10/21	375,000	373,125
Petroleos Mexicanos, 5.50%, 1/21/21	1,000,000	1,067,500
United Mexican States, Series A, 5.13%, 1/15/20, MTN	1,520,000	1,693,280
United Mexican States, Series A, 7.50%, 4/8/33, MTN	100,000	133,750
United Mexican States, Series A, 6.05%, 1/11/40	800,000	938,000

		4,205,655

Pakistan – 0.2%
Islamic Republic of Pakistan, 6.88%, 6/1/17	100,000	77,000

Panama – 3.2%
Republic of Panama, 5.20%, 1/30/20	875,000	976,500
Republic of Panama, 7.13%, 1/29/26	100,000	128,000

		1,104,500

Peru – 2.4%
Republic of Peru, 7.13%, 3/30/19	150,000	186,000
Republic of Peru, 8.75%, 11/21/33	320,000	480,800
Republic of Peru, 6.55%, 3/14/37	125,000	155,625

		822,425

Philippines – 3.8%
Republic of Philippines, 4.00%, 1/15/21	1,300,000	1,322,750

Poland – 1.8%
Republic of Poland, 3.88%, 7/16/15	250,000	257,200
Republic of Poland, 5.13%, 4/21/21	350,000	357,000

		614,200

Qatar – 1.6%
State of Qatar, 5.25%, 1/20/20	500,000	553,750

Russian Federation – 11.8%
Alfa Issuance Ltd., Series E, 8.00%, 3/18/15, MTN	100,000	101,000
RSHB Capital SA, 6.30%, 5/15/17	475,000	497,563
Russia Foreign Bond, 5.00%, 4/29/20	1,000,000	1,040,000
Russia Foreign Bond, 7.50%, 3/31/30 (a)	1,628,250	1,929,476
RZD Capital Ltd., Series E, 5.74%, 4/3/17, MTN	500,000	523,750

		4,091,789

South Africa – 2.3%
Republic of South Africa, 6.88%, 5/27/19	650,000	785,687

Turkey – 9.6%
Republic of Turkey, 7.00%, 9/26/16	750,000	851,250
Republic of Turkey, 5.63%, 3/30/21	2,350,000	2,479,250

		3,330,500

Ukraine – 1.8%
Ukraine Government, 6.88%, 9/23/15	475,000	448,875
Ukraine Government, 7.75%, 9/23/20	200,000	191,500

		640,375

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	13

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Yankee Dollars, continued

	Shares or Principal Amount ($)	Value ($)

Uruguay – 1.4%
Republic of Uruguay, PIK, 7.88%, 1/15/33	375,000	502,500

Venezuela – 11.8%
Bolivarian Republic of Venezuela, 7.65%, 4/21/25	125,000	77,813
Bolivarian Republic of Venezuela, 9.25%, 5/7/28	750,000	498,750
Petroleos de Venezuela SA, 8.50%, 11/2/17	2,225,000	1,639,732
Republic of Venezuela, 7.00%, 12/1/18	200,000	137,500
Republic of Venezuela, 7.75%, 10/13/19	2,500,000	1,743,750

		4,097,545

TOTAL YANKEE DOLLARS (COST $32,793,210)		33,444,037

Investment Company – 1.9%

	Shares or Principal Amount ($)	Value ($)

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	650,144	650,144

TOTAL INVESTMENT COMPANY (COST $650,144)		650,144

TOTAL INVESTMENT SECURITIES (COST $33,443,354) — 98.2%		34,094,181

Percentages indicated are based on net assets of $34,717,470.

(a) Step Bond: Coupon rate is set for an initial period and then increases to a higher coupon rate at a specified date.

(b) The rate represents the annualized one-day yield that was in effect on October 31, 2011.

DN — Discount Note
MTN — Medium Term Note
PIK — Payment-in-Kind

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2011, the Fund’s open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at October 31, 2011 (%) (b)	Notional Amount ($) (c)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)

Federative	Barclays
Republic of Brazil	Bank PLC	09/20/16	1.39	750,000	1.00	(11,478)	(15,908)	4.430

Malyasia	JPMorgan Chase Bank N.A.	09/20/16	1.35	1,000,000	1.00	(10.586)	(6,216)	(4,370)

Peoples Republic of China	JPMorgan Chase Bank N.A.	09/20/16	1.18	500,000	1.00	(3,813)	(3,227)	(586)

Peoples Republic of China	JPMorgan Chase Bank N.A.	09/20/16	1.27	500,000	1.00	(3,813)	(4,640)	827

						(29,690)	(29,991)	301

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

14	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

At October 31, 2011, the Fund’s open forward foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

Euro	Standard Charter Bank	11/10/11	1,150,000	1,631,965	1,590,866	41,099
Euro	Barclays Bank PLC	11/10/11	200,000	284,841	276,673	8,168
Euro	JPMorgan Chase Bank N.A.	11/10/11	23,641	32,596	32,704	(108)

				1,949,402	1,900,243	49,159

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

Euro	JPMorgan Chase Bank N.A.	11/10/11	764,755	1,100,000	1,057,932	(42,068)
Euro	Barclays Bank PLC	11/10/11	366,030	500,000	506,351	6,351
Euro	JPMorgan Chase Bank N.A.	11/10/11	242,857	330,800	335,959	5,159
Mexican Nuevo Peso	Barclays Bank PLC	12/21/11	8,127,171	614,438	606,988	(7,450)
Mexican Nuevo Peso	Barclays Bank PLC	12/21/11	250,000	18,460	18,672	212
Mexican Nuevo Peso	JPMorgan Chase Bank N.A.	12/21/11	790,440	60,000	59,035	(965)
South African Rand	Barclays Bank PLC	12/21/11	2,419,215	300,000	302,899	2,899

				2,923,698	2,887,836	(35,862)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	15

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of October 31, 2011

Foreign Bonds – 55.2%

	Principal Amount ($)	Value ($)

Colombia – 2.7%
Republic of Colombia, 12.00%, 10/22/15 (a)	1,050,000,000	713,397

Indonesia – 6.2%
Indonesia Government, Series FR28, 10.00%, 7/15/17 (a)	9,100,000,000	1,233,346
Indonesia Government, Series FR56, 8.38%, 9/15/26 (a)	2,855,000,000	371,024

		1,604,370

Malaysia – 6.2%
Malaysian Government, Series 0409, 3.74%, 2/27/15 (a)	4,500,000	1,490,404
Malaysian Government, Series 0111, 4.16%, 7/15/21 (a)	380,000	128,050

		1,618,454

Mexico – 11.2%
Mexican Bonos Desarr, Series MI10, 9.00%, 12/20/12 (a)(b)	27,740,000	2,183,221
Mexican Bonos Desarr, Series MI10, 8.00%, 12/19/13 (a)(b)	3,410,000	273,532
Mexican Bonos Desarr, Series M, 8.00%, 6/11/20 (a)(b)	4,500,000	382,528
Mexican Bonos Desarr, Series M30, 8.50%, 11/18/38 (a)(b)	800,000	66,945

		2,906,226

Peru – 2.7%
Peru Bono Soberano, 9.91%, 5/5/15 (a)	1,015,000	441,448
Republic of Peru, 6.95%, 8/12/31 (a)	652,000	257,132

		698,580

Poland – 5.9%
Poland Government Bond, Series 0414, 5.75%, 4/25/14 (a)	4,600,000	1,483,678
Poland Government Bond, Series 1020, 5.25%, 10/25/20 (a)	150,000	45,880

		1,529,558

Russian Federation – 1.3%
Russia Foreign Bond, 7.85%, 3/10/18 (a)	10,000,000	339,797

South Africa – 8.8%
Republic of South Africa, Series R157, 13.50%, 9/15/15 (a)	10,000,000	1,555,233
Republic of South Africa, Series R207, 7.25%, 1/15/20 (a)	1,200,000	145,089
Republic of South Africa, Series R208, 6.75%, 3/31/21 (a)	5,066,000	593,783

		2,294,105

Thailand – 4.6%
Thailand Government Bond, 4.13%, 11/18/16 (a)	35,000,000	1,188,034

Foreign Bonds, continued

	Shares or Principal Amount ($)	Value ($)

Turkey – 5.6%
Turkey Government Bond, 10.00%, 4/10/13 (a)(b)	2,480,000	1,400,238
Turkey Government Bond, 10.00%, 6/17/15 (a)(b)	108,000	62,292

		1,462,530

TOTAL FOREIGN BONDS (COST $15,409,828)		14,355,051

Yankee Dollars – 6.3%

Brazil – 1.4%
Banco BMG SA, 9.15%, 1/15/16	100,000	98,000
Banco Votorantim, 4.25%, 2/8/13, MTN (c)	250,000	252,588

		350,588

Kazakhstan – 0.9%
KazMunayGas National Co., Series 1, 8.38%, 7/2/13, MTN	225,000	239,625

Luxembourg – 1.0%
TNK-BP Finance SA, Series 5, 7.50%, 3/13/13, MTN	250,000	264,050

Russian Federation – 2.2%
AK Transneft OJSC, 7.70%, 8/7/13	225,000	243,390
Alfa Invest Ltd., 9.25%, 6/24/13, MTN	100,000	105,900
Sberbank, Series E, 6.48%, 5/15/13, MTN	200,000	210,000

		559,290

United Arab Emirates – 0.8%
The Abu Dhabi National Energy Co. (TAQA), 6.60%, 8/1/13	200,000	212,600

TOTAL YANKEE DOLLARS (COST $1,645,981)		1,626,153

Investment Company – 36.1%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (d)	9,373,275	9,373,275

TOTAL INVESTMENT COMPANY (COST $9,373,275)		9,373,275

TOTAL INVESTMENT SECURITIES (COST $26,429,084) — 97.6%		25,354,479

Percentages indicated are based on net assets of $25,990,213.

(a)	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.

(b)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2011. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c)	Step Bond: Coupon rate is set for an initial period and then increases to a higher coupon rate at a specified date.

(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

MTN — Medium Term Note

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Interest Rate Swap Agreements

At October 31, 2011, the Fund’s open interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)	Notional Amount ($)	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciaton/ (Depreciation) ($)

Pay	1-Year BRL CDI	12.63	01/02/13	JPMorgan Chase Bank N.A.	3,900,000 BRL	2,272,065	55,107	—	55,107

Pay	3-month MXN-TIIE-Banxico	4.66	09/17/12	Barclays Bank PLC	65,418,000 MXN	4,909,345	(2,875)	—	(2,875)

							52,232	—	52,232

At October 31, 2011, the Fund’s open forward foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

Brazilian Real	Standard Charter Bank	11/3/11	2,678,280	1,520,885	1,559,124	(38,239)
Brazilian Real	Barclays Bank PLC	11/3/11	849,240	502,954	494,373	8,581
Brazilian Real	JPMorgan Chase Bank N.A.	11/3/11	1,829,040	1,083,234	1,064,751	18,483
Colombian Peso	JPMorgan Chase Bank N.A.	12/29/11	366,193,000	192,733	196,250	(3,517)
Hungarian Forint	Barclays Bank PLC	11/23/11	59,307,000	300,000	268,516	31,484
Indian Rupee	Barclays Bank PLC	12/30/11	9,976,000	200,000	202,764	(2,764)
Indonesian Rupiah	Standard Charter Bank	1/17/12	4,098,550,000	452,879	459,325	(6,446)
Malaysian Ringgit	Barclays Bank PLC	12/21/11	322,700	100,000	104,941	(4,941)
Malaysian Ringgit	JPMorgan Chase Bank N.A.	12/21/11	640,500	200,000	208,288	(8,288)
Malaysian Ringgit	Standard Charter Bank	12/21/11	1,543,750	500,000	502,021	(2,021)
Mexican Peso	JPMorgan Chase Bank N.A.	12/21/11	1,891,491	142,970	141,268	1,702
Peruvian Nuevo Sol	Barclays Bank PLC	1/11/12	494,237	176,356	181,764	(5,408)
Philippine Peso	JPMorgan Chase Bank N.A.	11/23/11	8,450,000	200,000	198,025	1,975
Philippine Peso	JPMorgan Chase Bank N.A.	11/23/11	8,766,000	200,000	205,431	(5,431)
Romanian Leu	Barclays Bank PLC	1/9/12	2,497,040	800,000	788,938	11,062
South African Rand	Barclays Bank PLC	12/21/11	5,963,343	747,455	746,643	812
South African Rand	Barclays Bank PLC	12/21/11	812,400	100,000	101,717	(1,717)
Turkish Lira	Barclays Bank PLC	11/3/11	195	113	111	2
Turkish Lira	Barclays Bank PLC	11/3/11	195,139	112,600	110,381	2,219
Turkish Lira	Barclays Bank PLC	11/3/11	532,530	300,000	301,227	(1,227)
Turkish Lira	Barclays Bank PLC	11/3/11	93,250	50,000	52,747	(2,747)
Turkish Lira	JPMorgan Chase Bank N.A.	11/3/11	2,587,015	1,474,083	1,463,353	10,730

				9,356,262	9,351,958	4,304

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	17

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

Argentina Peso	Standard Charter Bank	1/5/12	1,008,175	224,658	226,399	1,741
Brazilian Real	Barclays Bank PLC	11/3/11	849,240	475,312	494,373	19,061
Brazilian Real	JPMorgan Chase Bank N.A.	11/3/11	1,829,040	963,667	1,064,750	101,083
Brazilian Real	Standard Charter Bank	11/3/11	2,678,280	1,586,189	1,559,124	(27,065)
Brazilian Real	Standard Charter Bank	12/2/11	2,678,280	1,510,763	1,547,814	37,051
Chilean Peso	Barclays Bank PLC	12/29/11	119,025,000	233,085	241,378	8,293
Chinese Yuan	Standard Charter Bank	11/23/11	1,622,500	254,830	255,355	525
Czech Koruna	Barclays Bank PLC	12/29/11	1,832,200	100,000	102,086	2,086
Czech Koruna	Barclays Bank PLC	12/29/11	5,528,580	295,480	308,038	12,558
Czech Koruna	Barclays Bank PLC	12/29/11	7,419,800	400,000	413,412	13,412
Hong Kong Dollar	Standard Charter Bank	1/11/12	10,712,541	1,377,819	1,379,672	1,853
Hungarian Forint	Barclays Bank PLC	11/23/11	82,372,000	400,000	372,944	(27,056)
Hungarian Forint	JPMorgan Chase Bank N.A.	11/23/11	146,083,360	766,882	661,401	(105,481)
Hungarian Forint	Barclays Bank PLC	11/23/11	134,562,000	600,000	609,237	9,237
Hungarian Forint	JPMorgan Chase Bank N.A.	11/23/11	10,725,000	50,000	48,558	(1,442)
Indian Rupee	Barclays Bank PLC	12/30/11	25,293,540	509,950	514,096	4,146
Indian Rupee	JPMorgan Chase Bank N.A.	12/30/11	24,590,000	500,000	499,797	(203)
Israeli New Shekel	JPMorgan Chase Bank N.A.	1/6/12	1,397,144	371,828	385,248	13,420
Korean Won	Barclays Bank PLC	1/17/12	201,525,000	172,968	181,693	8,725
Malaysian Ringgit	Barclays Bank PLC	12/21/11	898,950	281,274	292,335	11,061
Mexican Peso	Barclays Bank PLC	12/21/11	5,393,200	400,000	402,798	2,798
Mexican Peso	Barclays Bank PLC	12/21/11	5,511,200	400,000	411,611	11,611
Mexican Peso	JPMorgan Chase Bank N.A.	12/21/11	1,317,400	100,000	98,392	(1,608)
New Taiwan Dollar	Standard Charter Bank	1/18/12	7,157,500	237,894	239,868	1,974
Peruvian Nuevo Sol	Barclays Bank PLC	11/29/11	82,920	30,409	30,573	164
Philippine Peso	JPMorgan Chase Bank N.A.	11/23/11	34,817,880	823,897	815,955	(7,942)
Polish Zloty	Barclays Bank PLC	12/23/11	2,753,354	849,670	861,563	11,893
Romanian Leu	JPMorgan Chase Bank N.A.	1/9/12	1,437,600	480,000	454,209	(25,791)
Romanian Leu	Barclays Bank PLC	1/9/12	1,272,107	423,824	401,922	(21,902)
Romanian Leu	Barclays Bank PLC	1/9/12	894,150	300,000	282,506	(17,494)
Romanian Leu	JPMorgan Chase Bank N.A.	1/9/12	189,600	60,000	59,904	(96)
Russian Ruble	Standard Charter Bank	1/11/12	23,792,390	711,942	774,865	62,923
Singapore Dollar	Standard Charter Bank	12/29/11	1,699,000	1,321,151	1,354,377	33,226
South African Rand	JPMorgan Chase Bank N.A.	12/21/11	1,591,700	200,000	199,289	(711)
South African Rand	Barclays Bank PLC	12/21/11	674,317	85,062	84,429	(633)
South African Rand	Barclays Bank PLC	12/21/11	806,520	100,000	100,981	981
Thai Baht	Barclays Bank PLC	2/21/12	4,863,870	157,560	157,118	(442)
Turkish Lira	Barclays Bank PLC	11/3/11	1,518,904	876,156	859,172	(16,984)
Turkish Lira	Barclays Bank PLC	11/3/11	535,350	300,000	302,822	2,822
Turkish Lira	Barclays Bank PLC	11/3/11	540,356	300,000	305,654	5,654
Turkish Lira	JPMorgan Chase Bank N.A.	11/3/11	713,520	400,000	403,605	3,605
Turkish Lira	JPMorgan Chase Bank N.A.	11/3/11	100,000	53,802	56,566	2,764
Turkish Lira	JPMorgan Chase Bank N.A.	1/30/12	2,587,015	1,444,857	1,435,095	(9,762)
Turkish Lira	JPMorgan Chase Bank N.A.	1/30/12	117,447	66,000	65,151	(849)

				21,196,929	21,316,135	119,206

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks – 85.2%

	Shares	Value ($)

Argentina – 7.0%
Banco Macro SA ADR	10,200	204,510
Grupo Financiero Galicia SA ADR	23,700	195,762
Telecom Argentina SA ADR	19,050	382,524
YPF SA ADR	6,900	231,909

		1,014,705

Bangladesh – 2.2%
Prime Bank Ltd.	269,000	151,135
Islami Bank Bangladesh Ltd.*	23,300	161,494

		312,629

Cambodia – 0.7%
NagaCorp Ltd.	438,000	108,692

Canada – 0.6%
SouthGobi Resources Ltd.*	11,500	91,060

Colombia – 2.2%
Ecopetrol SA	152,000	326,005

Croatia – 1.1%
Hrvatski Telekom dd	3,500	159,754

Egypt – 3.8%
Centamin Egypt Ltd.*	54,200	95,073
Commercial International Bank	27,800	123,756
Six of October Development & Investment Co.	26,500	63,705
Orascom Construction Industries (OCI)	4,800	193,903
Orascom Telecom Holding SAE*	124,200	68,899

		545,336

Estonia – 1.0%
Tallink Group Ltd.*	172,000	145,476

Georgia – 1.5%
Bank of Georgia GDR*	17,550	222,654

Kazakhstan – 6.0%
KazMunaiGas Exploration Production GDR	36,000	612,059
Kazakhmys plc	17,500	258,679

		870,738

Kenya – 2.7%
Kenya Commercial Bank Ltd.	885,000	160,552
Safaricom Ltd.	3,400,000	102,820
Cove Energy plc*	86,000	127,432

		390,804

Kuwait – 7.4%
Kuwait Projects Co. (Holding) KSC	150,000	190,261
Mobile Telecommunications Co.	105,000	354,667
National Bank of Kuwait	77,500	320,772
Mabanee Co. SAKC*	65,000	207,452

		1,073,152

Lebanon – 1.9%
Banque Audi Sal - Audi Saradar Group	12,000	71,663
Solidere, Class A	14,000	202,276

		273,939

Common Stocks (continued)

	Shares	Value ($)

Nigeria – 8.3%
Guaranty Trust Bank plc	2,800,000	256,130
Oando plc	365,000	66,218
First Bank of Nigeria plc	3,150,000	198,107
Guinness Nigeria plc	158,000	199,883
Nestle Foods Nigeria plc	38,000	95,423
Zenith Bank plc	3,200,000	258,653
Skye Bank plc	2,200,000	68,741
Dangote Cement plc	90,000	61,091

		1,204,246

Oman – 3.4%
Bank Muscat SAOG	186,900	345,608
Renaissance Services SAOG	95,200	151,623

		497,231

Pakistan – 5.9%
The Hub Power Co Ltd.	467,400	202,081
MCB Bank Ltd.	116,500	214,233
Pakistan Petroleum Ltd.	115,060	233,575
United Bank Ltd.	327,100	210,740

		860,629

Panama – 0.9%
Copa Holdings SA, Class A	1,850	127,780

Peru – 4.1%
Credicorp Ltd.	3,500	380,730
Cia de Minas Buenaventura SA ADR	5,200	212,836

		593,566

Philippines – 3.7%
Metropolitan Bank & Trust Co.	68,660	113,574
Security Bank Corp.	80,100	162,772
SM Investments Corp.	19,900	257,806

		534,152

Qatar – 13.1%
Qatar Insurance Co.	4,100	86,819
Qatar National Bank	11,200	450,137
The Commercial Bank of Qatar QSC	8,300	189,842
Qatar Telecom (QTEL) QSC	8,200	329,895
Doha Bank QSC	11,300	199,749
Qatar Electricity & Water Co.	2,500	96,688
Industries Qatar QSC	8,200	296,390
Qatar Islamic Bank	8,000	177,296
Gulf International Services QSC	11,000	72,367

		1,899,183

Slovenia – 2.6%
KRKA dd	5,000	372,972

Togo – 0.5%
Ecobank Transnational, Inc.	890,000	67,336

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	19

HSBC FRONTIER MARKETS FUND

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Common Stocks (continued)

	Shares	Value ($)

United Arab Emirates – 4.6%
Emaar Properties PJSC	470,000	353,389
Emirates NBD PJSC	78,000	72,283
DP World Ltd.	14,000	152,312
Drake & Scull International*	385,000	86,979

		664,963

TOTAL COMMON STOCKS (COST $12,680,188)		12,357,002

Preferred Stock – 4.1%

Colombia – 4.1%
Bancolombia SA, Preferred Shares	37,500	591,153

TOTAL PREFERRED STOCKS (COST $600,411)		591,153

Participatory Notes – 7.3%

Saudi Arabia – 1.4%
Etihad Etisalat Co., 12/3/12 (Deutsche Bank AG) (a)*	15,000	205,050

United Arab Emerites – 5.4%
Dana Gas, 3/1/17 (Deutsche Bank AG)*	790,000	110,600
First Gulf Bank PJSC, 2/11/19 (Deutsche Bank AG)*	52,700	223,975
National Bank of Abu Dhabi, 11/29/13 (Citigroup Global Markets Holding, Inc.)*	98,000	283,612
Abu Dhabi Commercial Bank, 4/22/13 (Citigroup Global Markets Holding, Inc.)*	110,000	87,670
Union National Bank of Abu Dhabi, 9/27/13 (Citigroup Global Markets Holding, Inc.)*	92,500	74,925

		780,782

Vietnam – 0.5%
PetroVietnam Drilling and Well Services JSC 9/16/16 (JPMorgan Chase)*	39,500	71,823

TOTAL PARTICIPATORY NOTES (COST $1,122,258)		1,057,655

Investment Company – 2.2%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	325,188	325,188

TOTAL INVESTMENT COMPANY (COST $325,188)		325,188

TOTAL INVESTMENT SECURITIES (COST $14,728,045) — 98.8%		14,330,998

Percentages indicated are based on net assets of $14,503,868.

*	Represents non-income producing security.

(a)

Rule 144A or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based upon procedures approved by the Board of Trustees.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt

The Fund invested, as a percentage of net assets, in the following industries, as of October 31, 2011:

Industry	Percent of Net Assets

Commercial Banks	35.7%
Oil, Gas & Consumable Fuels	14.0%
Energy Equipment & Services	6.8%
Diversified Financial Services	5.4%
Wireless Telecommunication Services	4.8%
Diversified Telecommunication Services	4.7%
Metals & Mining	3.9%
Real Estate Management & Development	2.9%
Construction & Engineering	2.7%
Pharmaceuticals	2.6%
Hotels, Restaurants & Leisure	2.4%
Investment Companies	2.2%
Industrial Conglomerates	2.2%
Marine	1.6%
Independent Power Producers & Energy Traders	1.4%
Beverages	1.4%
Airlines	0.9%
Transportation Infrastructure	0.8%
Multi-Utilities	0.7%
Food Products	0.7%
Insurance	0.6%
Construction Materials	0.4%

Total Investments	98.8%

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2011

	Emerging Markets Debt Fund	Emerging Markets Local Debt Fund	Frontier Markets Fund

Assets:
Investment securities, at value	$34,094,181	$25,354,479	$14,330,998
Foreign currency, at value	258	164,443	3,906
Unrealized appreciation on swap agreements	5,257	55,107	—
Unrealized appreciation on forward foreign currency contracts	63,888	471,717	—
Interest and dividends receivable	518,324	294,430	29,699
Receivable for capital shares issued	304,613	27,180	—
Receivable for investments sold	—	—	146,862
Reclaims receivable	—	16,649	—
Prepaid expenses and other assets	26,066	32,675	11,020

Total Assets	35,012,587	26,416,680	14,522,485

Liabilities:
Interest and dividends payable	149,395	27,180	—
Unrealized depreciation on swap agreements	4,956	2,875	—
Unrealized depreciation on forward foreign currency contracts	50,591	348,207	—
Premiums received on swap agreements	29,991	—	—
Payable for capital shares redeemed	8,901	—	—
Accrued expenses and other liabilities:
Investment Management	21,131	20,832	11,711
Administration	1,380	1,054	239
Shareholder Servicing	73	377	37
Compliance Services	—	—	7
Trustee	—	—	104
Other	28,699	25,942	6,519

Total Liabilities	295,117	426,467	18,617

Net Assets	$34,717,470	$25,990,213	$14,503,868

Composition of Net Assets:
Capital	$33,997,183	$27,091,904	$14,992,418
Accumulated net investment income (loss)	53,317	(206,471)	(7,276)
Accumulated net realized gains (losses) from investments	2,542	16,181	(83,927)
Unrealized appreciation/depreciation on investments	664,428	(911,401)	(397,347)

Net Assets	$34,717,470	$25,990,213	$14,503,868

Net Assets:
Class A Shares	$354,745	$1,807,231	$96,641
Class I Shares	34,257,376	24,086,107	14,407,227
Class S Shares	105,349	96,875	—

	$34,717,470	$25,990,213	$14,503,868

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	34,662	189,359	10,000
Class I Shares	3,343,760	2,521,303	1,490,000
Class S Shares	10,282	10,141	—
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.23	$9.54	$9.66
Class I Shares	$10.25	$9.55	$9.67
Class S Shares	$10.25	$9.55	$—
Maximum Sales Charge — Class A Shares	4.75%	4.75%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge)) — Class A Shares	$10.74	$10.02	$10.17

Total Investment securities, at cost	$33,443,354	$26,429,084	$14,728,045

Foreign currency, at cost	$255	$162,986	$3,878

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the period ended October 31, 2011

	Emerging Markets Debt Fund(a)	Emerging Markets Local Debt Fund(a)	Frontier Markets Fund(b)

Investment Income:
Interest	$1,093,108	$497,032	$—
Dividends	189	1,056	48,375
Foreign tax withholding	—	(6,612)	(3,575)

Total Investment Income	1,093,297	491,476	44,800

Expenses:
Investment Management	91,962	72,580	28,337
Advisory Services:
Operational Support — Class A Shares	256	916	25
Operational Support — Class I Shares	18,206	14,001	1,573
Administration:
Class A Shares	61	476	3
Class I Shares	8,599	6,346	436
Class S Shares	28	26	—
Shareholder Servicing:
Class A Shares	198	1,026	37
Accounting	33,827	30,682	2,608
Compliance Services	265	211	30
Custodian	12,797	16,012	7,997
Interest Expense	—	8,761	6
Printing	20,890	17,339	1,281
Professional	1,728	1,355	175
Transfer Agent	15,373	15,412	—
Trustee	807	684	104
Registration fees	960	6,833	6,137
Other	2,188	1,769	136

Total expenses before fee reductions	208,145	194,429	48,885
Fees voluntarily reduced by Fund Accountant, Sub-Administrator and Transfer Agent	(19,915)	(19,595)	—
Fees contractually reduced by Investment Adviser	(31,279)	(41,089)	(5,922)

Net Expenses	156,951	133,745	42,963

Net Investment Income (Loss)	936,346	357,731	1,837

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	6,486	(32,529)	(78,176)
Net realized gains (losses) from swap agreements	(4,602)	86,552	—
Net realized gains (losses) from forward foreign currency contracts	18,804	(357,884)	(22,446)
Change in unrealized appreciation/depreciation on investments	664,428	(911,401)	(397,347)

Net realized/unrealized gains (losses) from investments	685,116	(1,215,262)	(497,969)

Change In Net Assets Resulting From Operations	$1,621,462	$(857,531)	$(496,132)

(a)	Commenced operations on April 7, 2011.

(b)	Commenced operations on September 6, 2011.

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund	Emerging Markets Local Debt Fund	Frontier Markets Fund

	For the period ended October 31, 2011 (a)	For the period ended October 31, 2011 (a)	For the period ended October 31, 2011 (b)

Investment Activities:
Operations:
Net investment income (loss)	$936,346	$357,731	$1,837
Net realized gains (losses) from investments	20,688	(303,861)	(100,622)
Change in unrealized appreciation/depreciation on investments	664,428	(911,401)	(397,347)

Change in net assets resulting from operations	1,621,462	(857,531)	(496,132)

Dividends:
Net investment income:
Class A Shares	(6,868)	(7,609)	—
Class I Shares	(901,845)	(247,296)	—
Class S Shares	(2,868)	(1,037)	—
Return of Capital:
Class A Shares	—	(2,600)	—
Class I Shares	—	(84,499)	—
Class S Shares	—	(354)	—

Change in net assets resulting from shareholder dividends	(911,581)	(343,395)	—

Change in net assets resulting from capital transactions	34,007,589	27,191,139	15,000,000

Change in net assets	34,717,470	25,990,213	14,503,868

Net Assets:
Beginning of period	—	—	—
End of period	$34,717,470	$25,990,213	$14,503,868

Accumulated net investment income (loss)	$53,317	$(206,471)	$(7,276)

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$345,825	$1,871,102	$100,000
Dividends reinvested	6,868	10,209	—

Class A Shares capital transactions	352,693	1,881,311	100,000

Class I Shares:
Proceeds from shares issued	34,302,757	24,876,657	14,900,000
Dividends reinvested	901,809	331,795	—
Value of shares redeemed	(1,652,538)	(15)	—

Class I Shares capital transactions	33,552,028	25,208,437	14,900,000

Class S Shares:
Proceeds from shares issued	100,000	100,000	—
Dividends reinvested	2,868	1,391	—

Class S Shares capital transactions	102,868	101,391	—

Change in net assets resulting from capital transactions	$34,007,589	$27,191,139	$15,000,000

SHARE TRANSACTIONS:
Class A Shares:
Issued	33,986	188,305	10,000
Reinvested	676	1,054	—

Change in Class A Shares	34,662	189,359	10,000

Class I Shares:
Issued	3,417,116	2,487,763	1,490,000
Reinvested	88,707	33,541	—
Redeemed	(162,063)	(1)	—

Change in Class I Shares	3,343,760	2,521,303	1,490,000

Class S Shares:
Issued	10,000	10,000	—
Reinvested	282	141	—

Change in Class S Shares	10,282	10,141	—

(a)	Commenced operations on April 7, 2011.

(b)	Commenced operations on September 6, 2011.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.25	0.25	0.50	(0.27)	(0.27)	$10.23

CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.29	0.24	0.53	(0.28)	(0.28)	$10.25

CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.30	0.23	0.53	(0.28)	(0.28)	$10.25

		Ratios/Supplementary Data

	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)

CLASS A SHARES
Period Ended October 31, 2011(d)	5.02%	$355	1.20%	4.81%	1.38%	10%

CLASS I SHARES
Period Ended October 31, 2011(d)	5.34%	$34,257	0.85%	5.07%	1.12%	10%

CLASS S SHARES
Period Ended October 31, 2011(d)	5.39%	$105	0.75%	5.14%	1.02%	10%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.

(d)	Commenced operations on April 7, 2011.

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	0.12	(0.46)	(0.34)	(0.09)	(0.03)	(0.12)	$9.54

CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	0.13	(0.45)	(0.32)	(0.10)	(0.03)	(0.13)	$9.55

CLASS S SHARES
Period Ended October 31, 2011(d)	$10.00	0.14	(0.45)	(0.31)	(0.11)	(0.03)	(0.14)	$9.55

		Ratios/Supplementary Data

	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Interest Expense)(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)

CLASS A SHARES
Period Ended October 31, 2011(d)	(3.43)%	$1,807	1.26%	1.20%	2.29%	1.66%	66%

CLASS I SHARES
Period Ended October 31, 2011(d)	(3.21)%	$24,086	0.91%	0.85%	2.46%	1.32%	66%

CLASS S SHARES
Period Ended October 31, 2011(d)	(3.16)%	$97	0.81%	0.75%	2.58%	1.22%	66%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.

(d)	Commenced operations on April 7, 2011.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC FRONTIER MARKETS FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.34)	(0.34)	$9.66

CLASS I SHARES
Period Ended October 31, 2011(d)	$10.00	—	(e)	(0.33)	(0.33)	$9.67

		Ratios/Supplementary Data

	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Interest Expense)(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)

CLASS A SHARES
Period Ended October 31, 2011(d)	(3.40)%	$97	2.30%	2.30%	(0.26)%	2.57%	6%

CLASS I SHARES
Period Ended October 31, 2011(d)	(3.30)%	$14,407	1.96%	1.96%	0.09%	2.23%	6%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without the distinguishing between the classes of shares issued.

(d)	Commenced operations on September 6, 2011.

(e)	Represents less than $0.005 or $(0.005).

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2011, the Trust is comprised of 16 separate operational funds, each a series of the HSBC Investor Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Investor Portfolios (the “Trusts”). The accompanying financial statements are presented for the following 3 funds (individually a “Fund,” collectively the “Funds”):

	Fund	Short Name

	HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
	HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
	HSBC Frontier Markets Fund	Frontier Markets Fund

Each of the Funds is a non-diversified fund. Financial statements for all other funds of the Trusts are published separately.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund (“Debt Funds”) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund is authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund has a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the Funds’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for not later than on business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Foreign Currency Translation:

          The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

          Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. At October 31, 2011, the Funds did not hold any restricted securities that were not deemed liquid.

Participation Notes and Participatory Notes:

          The Frontier Markets Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

Forward Foreign Currency Contracts and Options on Foreign Currencies:

          Each Fund may enter into forward foreign currency contracts and options on foreign currencies. The Funds enter into forward foreign currency contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

          The Funds may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing

28	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

          In addition to the foreign currency risk related to the use of these contracts, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

          The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

          During the period ended October 31, 2011, the Funds entered into forward foreign currency contracts and written option contracts for the purpose of enhancing each Fund’s return. The notional amount of forward foreign currency contracts outstanding was $4.9 million and $30.6 million, as of October 31, 2011 for the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund, respectively. The monthly average notional amount for these contracts was $3.7 million and $33.9 million for the period ended October 31, 2011 for the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund, respectively. As of October 31, 2011, the Frontier Markets Fund did not hold any forward foreign currency contracts. During the period ended October 31, 2011, the Frontier Markets Fund had limited activity in these transactions.

The Emerging Markets Debt Fund had the following transactions in written put options during the period ended October 31, 2011:

	Number of Contracts	Premium Received($)

Options outstanding at April 7, 2011	—	—
Options written	(340,000)	(6,618)
Options exercised	340,000	6,618

Options outstanding at October 31, 2011	—	—

Swap Agreements:

          The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

          The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. Upfront receipts and payments are recorded as deferred income (liability) or an expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

          Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

          Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a

HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of October 31, 2011 for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

          The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty.

          The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

          During the period ended October 31, 2011, the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The notional amount of interest rate swap agreements outstanding was $7.2 million as of October 31, 2011 for the Emerging Markets Local Debt Fund. At October 31, 2011 Emerging Markets Debt Fund did not hold any interest rate swap agreements. The monthly average notional amount for these agreements was $2.5 million and $22.2 million for the period ended October 31, 2011 for the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund, respectively.

          During the period ended October 31, 2011, the Emerging Markets Debt Fund entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of credit default swap agreements outstanding was $2.8 million as of October 31, 2011. The monthly average notional amount for these agreements was $0.9 million for the period ended October 31, 2011.

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments as of October 31, 2011:

	Asset Derivatives			Liability Derivatives

Primary Risk Exposure	Statement of Assets and Liabilities Location	Fund	Total Fair Value($)*	Statement of Assets and Liabilities Location	Total Fair Value($)*

Foreign Exchange Contracts	Unrealized appreciation on	Emerging Markets Debt Fund	63,888	Unrealized depreciation on	50,591
	forward foreign currency contracts	Emerging Markets Local Debt Fund	471,717	forward foreign currency contracts	348,207

Credit Contracts	Unrealized appreciation on swap agreements	Emerging Markets Debt Fund	5,257	Unrealized depreciation on swap agreements	4,956

Interest Rate Contracts	Unrealized appreciation on swap agreements	Emerging Markets Local Debt Fund	55,107	Unrealized depreciation on swap agreements	2,875

*

Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For swap agreements, the amounts represent the appreciation/depreciation of these swap agreements as reported in the Portfolios of Investments and Statements of Assets and Liabilities.

30	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          The following is a summary of the effect of derivative instruments on the Statements of Operations for the period ended October 31, 2011:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income($)	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income($)

Foreign Exchange Contracts	Net realized gains (losses) from foreign currency transactions, Change in unrealized appreciation/ depreciation on foreign currency transactions	Emerging Markets Debt Fund	18,804	13,297
		Emerging Markets Local Debt Fund	(357,884)	123,510
		Frontier Markets Fund	(22,446)	—

Credit Contracts	Net realized gains/(losses) from swap agreements, Change in unrealized appreciation/ depreciation on swap agreements	Emerging Markets Debt Fund	1,674	301

Interest Rate Contracts	Net realized gains/(losses) from swap agreements, Change in unrealized appreciation/ depreciation on swap agreements	Emerging Markets Debt Fund	(6,276)	—
		Emerging Markets Local Debt Fund	86,552	52,232

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends from net investment income, if any, are declared and distributed monthly by the Funds. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the period ended October 31, 2011, no redemption fees were collected.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as

HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the most recent tax year end and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

          The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

          Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

          Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

          Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of trading of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater

32	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value heirarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

          For the period ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

          The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars(a)	—	33,444,037	—	33,444,037
Investment Company	650,144	—	—	650,144

Total Investment Securities	650,144	33,444,037	—	34,094,181

Other Financial Instruments:(b)
Credit Default Swap Agreements	—	301	—	301
Forward Foreign Currency Contracts	—	13,297	—	13,297

Total Investments	650,144	33,457,635	—	34,107,779

Emerging Markets Local Debt Fund
Investment Securities:
Foreign Bonds(a)	—	14,355,051	—	14,355,051
Yankee Dollars(a)	—	1,626,153	—	1,626,153
Investment Company	9,373,275	—	—	9,373,275

Total Investment Securities	9,373,275	15,981,204	—	25,354,479

Other Financial Instruments:(b)
Interest Rate Swap Agreements	—	52,232	—	52,232
Forward Foreign Currency Contracts	—	123,510	—	123,510

Total Investments	9,373,275	16,156,946	—	25,530,221

Frontier Markets Fund
Investment Securities:
Common Stocks(a)
Argentina	1,014,705	—	—	1,014,705
Colombia	326,005	—	—	326,005
Panama	127,780	—	—	127,780
Peru	593,566	—	—	593,566
All Other Common Stocks	—	10,294,946	—	10,294,946
Preferred Stock(a)	591,153	—	—	591,153
Participatory Notes(a)	—	1,057,655	—	1,057,655
Investment Company	325,188	—	—	325,188

Total Investment Securities	2,978,397	11,352,601	—	14,330,998

(a)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(b)

Other financial instruments would include any derivative instruments, such as forward currency contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of October 31, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.

HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements and Plans: Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC receives a fee from the Debt Funds, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.50%. Effective September 21, 2011, HSBC receives a fee from the Frontier Markets Fund, accrued daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 1.25%. Prior to September 21, 2011, HSBC received a fee from the Frontier Markets Fund of 1.40% annually.

          HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trusts, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the period ended October 31, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and

34	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). As of October 31, 2011, Foreside, as Distributor, also received $860,347 in commissions from sales of HSBC Investor Family of Funds for Class A Shares, of which $60 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation(%)		Expiration Date

Emerging Markets Debt Fund	A	1.20		September 2, 2012
Emerging Markets Debt Fund	I	0.85		September 2, 2012
Emerging Markets Debt Fund	S	0.75		September 2, 2012
Emerging Markets Local Debt Fund	A	1.20		September 2, 2012
Emerging Markets Local Debt Fund	I	0.85		September 2, 2012
Emerging Markets Local Debt Fund	S	0.75		September 2, 2012
Frontier Markets Fund	A	2.20	*	September 2, 2012
Frontier Markets Fund	I	1.85	*	September 2, 2012

*

The rate shown was effective beginning September 21, 2011. Prior to September 21, 2011 the Contractual Expense Limit was 2.75% and 2.50% for the Frontier Markets Fund Class A Shares and the Frontier Markets Fund Class I Shares, respectively.

HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended October 31, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2011, the repayments that may potentially be made by the Funds are as follows:

Fund	2014($)*

Emerging Markets Debt Fund	31,279
Emerging Markets Local Debt Fund	41,089
Frontier Markets Fund	5,922

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recoupable.

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable. During the period ended October 31, 2011, Citi voluntarily reduced its fees by $19,915 and $19,595 for the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund, respectively.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended October 31, 2011 were as follows:

	Purchases($)	Sales($)

Emerging Markets Debt Fund	35,945,365	3,173,065
Emerging Markets Local Debt Fund	27,090,131	9,928,223
Frontier Markets Fund	15,288,896	802,112

For the period ended October 31, 2011, there were no long-term U.S. government securities held by the Funds.

6.	Investment Risks:

          Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

          Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

          Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

36	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

7.	Federal Income Tax Information:

          At October 31, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*

Emerging Markets Debt Fund	$33,450,449	$1,039,412	$(395,680)	$643,732
Emerging Markets Local Debt Fund	26,435,305	105,516	(1,186,342)	(1,080,826)
Frontier Markets Fund	14,764,401	294,664	(728,067)	(433,403)

*

The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The tax character of dividends paid by the Funds for the period ended October 31, 2011 was as follows:

	Dividends paid from

	Ordinary Income	Total Taxable Dividends	Return of Capital	Total Dividends Paid(1)

Emerging Markets Debt Fund	$762,187	$762,187	$—	$762,187
Emerging Markets Local Debt Fund	228,762	228,762	87,453	316,215
Frontier Markets Fund	—	—	—	—

(1) Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Accumulated Earnings/ (Deficit)

Emerging Markets Debt Fund	$229,958	$—	—	$229,958	$(149,395)	$—	$639,724	$720,287
Emerging Markets Local Debt Fund	—	—	—	—	(27,180)	—	(1,074,511)	(1,101,691)
Frontier Markets Fund	29,080	—	—	29,080	—	(83,927)	(433,703)	(488,550)

          As of October 31, 2011, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Short Term Amount

Frontier Markets Fund	$83,927

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax period ending October 31, 2011. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. Post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

          The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

8.	Ownership and Principal Holders

          The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of October 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 90% of each Fund, respectively.

HSBC INVESTOR FAMILY OF FUNDS	37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
HSBC Investor Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Frontier Markets Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian or broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the periods then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

38	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited):

          During the year ended October 31, 2011, the following Funds declared net short term capital gain distributions:

Fund	Amount

Emerging Markets Local Debt Fund	$69,160

          During the year ended October 31, 2011, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Fund	Qualified Interest Income

Emerging Markets Debt Fund	33.11%
Emerging Markets Local Debt Fund	35.15%

HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR FAMILY OF FUNDS

Investment Advisor Contract Approval (unaudited)

I.	Approval of Amended and Restated Investment Advisory Contract, Investment Advisory Contract Supplement, Sub-Advisory Agreement and Ancillary Agreements for HSBC Frontier Markets Fund

          Between April and September 2011, the Contracts and Expense Committee, which consists of the Independent Trustees of the Trust (the “Contracts Committee”), and the Board met in person on several occasions to consider the further expansion of the HSBC Investor Funds family to include a new series of the HSBC Investor Funds, the HSBC Frontier Markets Fund (the “Frontier Markets Fund”), and, in connection therewith, approve:

•

the Amended and Restated Master Investment Advisory Contract between the Trust and HSBC Global Asset Management (USA) Inc. (the “Adviser”) with respect to the Frontier Markets Fund and the related Investment Advisory Contract Supplement applicable to the Frontier Markets Fund (“FM Advisory Agreement”);

•

the Sub-Advisory Agreement between the Adviser and HSBC Global Asset Management (UK) Limited (“AMEU” or the “Sub-Adviser”), a registered investment adviser and an affiliate of the Adviser, with respect to the Frontier Markets Fund (“FM Sub-Advisory Agreement”); and

•

the Trust’s ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Frontier Markets Fund with administrative services, such as the Administration Agreement and the Support Services Agreement (“Ancillary Agreements”).

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the FM Advisory Agreement, the FM Sub-Advisory Agreement and the Ancillary Agreements (collectively, the “FM Agreements”). This information included, among other things, information about: (i) the services that the Adviser and the Sub-Adviser would provide to the Frontier Markets Fund, including information on the Adviser’s and Sub-Adviser’s proposed investment process; (ii) personnel who would provide such services; (iii) relevant past performance of the Sub-Adviser with respect to its new frontiers and global emerging markets strategies; and (iv) fees proposed to be received by the Adviser and AMEU with respect to the Frontier Markets Fund in a comparison to other similar open-end, frontier markets funds that are included in the Lipper Emerging Market Equity Universe. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meetings and the Board meetings. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At its meetings, the Contracts Committee reviewed and discussed the information provided in advance of the meetings regarding the Frontier Markets Fund. Based on its deliberations, the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the FM Agreements be approved. At the meetings of the Board, the Trustees, including the Independent Trustees, considered the recommendation of the Contracts Committee and information that had been requested and received from the Adviser and Sub-Adviser regarding the Frontier Markets Fund. The Independent Trustees also considered the same points that they did in considering the annual review of the Amended and Restated Master Investment Advisory Contracts and related Supplements between the Trust and the Adviser in December 2010.

          Based on their review of the information requested and provided for the Frontier Markets Fund, the Board and Independent Trustees determined to approve the FM Agreements based on their conclusions that the FM Agreements are consistent with the best interests of the Frontier Markets Fund and its shareholders, and will enable the Frontier Markets Fund to receive a high quality of services at a cost that is appropriate and reasonable. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by the Adviser and AMEU. The Independent Trustees examined the nature, quality and extent of the investment advisory services proposed to be provided by the Adviser and AMEU to the Frontier Markets Fund, as well as the quality and experience of the Adviser’s and AMEU’s personnel. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser proposes to provide to the Frontier Markets Fund, including the Adviser’s oversight and management of the Frontier Markets Fund’s other service providers.

          With respect to the Adviser, the Independent Trustees considered the Adviser’s experience in emerging and frontier markets and reviewed the results achieved by the Adviser’s non-registered products in those markets.

40	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Advisor Contract Approval (unaudited) (continued)

          With respect to AMEU, the Independent Trustees considered the firm’s investment management capabilities, process and investment results of similarly managed funds. The Independent Trustees also noted the strong performance record of AMEU’s portfolio management team.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and AMEU with respect to the Frontier Markets Fund, and that the services proposed to be provided supported the approval of the FM Agreements.

          Investment Performance of the Adviser and AMEU. The Independent Trustees considered performance information provided by the Adviser regarding AMEU’s new frontiers strategy and its global emerging markets strategy, including how the strategies have performed as compared to benchmarks. The Independent Trustees concluded that the investment performance presented supported the initial approval of the Sub-Advisory Agreement.

          Costs of Services and Profits Realized by the Adviser and AMEU. The Independent Trustees considered the costs of the services proposed to be provided by the Adviser and AMEU to the Frontier Markets Fund. The Independent Trustees considered comparative data for the proposed advisory fees and the project total expenses ratios for the Frontier Markets Fund as compared to other similar funds, based on materials provided by the Adviser. The Independent Trustees noted that the Frontier Markets Fund’s fees and expenses fell within industry norms for funds investing in emerging and frontier markets. The Independent Trustees concluded that the proposed advisory fees payable to the Adviser and AMEU are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the proposed expense structures of the Frontier Markets Fund may permit economies of scales to be shared with the Fund’s shareholders and, if so, the extent to which the Frontier Markets Fund’s shareholders may benefit from these economies of scale. The Independent Trustees considered markets in which the Frontier Markets Fund will invest and the relationship between the Adviser and AMEU. The marketing structure of the Frontier Markets Fund was also considered.

          In light of the above considerations and such other factors and information it considered relevant, the Board, by a unanimous vote of those present in person at the meetings (including a separate unanimous vote of the Independent Trustees present in person at the meetings), approved the FM Agreements.

          In September 2011, the Adviser approached the Board with a proposal to reduce the Frontier Market Fund’s Total Annual Operating Expenses by five basis points from that of which had originally been proposed and discussed with the Board. The Adviser explained to the Board that the proposed fee reduction was in part to attract U.S. institutional investors who are currently invested in similar frontier markets sector products offered by HSBC. In order to arrive at the five basis point reduction, the Adviser proposed to the Board: (i) an amendment to the Investment Advisory Contract Supplement whereby the Fund’s management fee would decrease by 15 basis points (from 1.4% to 1.25%); and (ii) an increase in the proposed support services fee by 10 basis points (from 0.10% to 0.20%) (collectively with the amendment to the Investment Advisory Contract Supplement, the “Amendments”). As part of their deliberations, the Board, including the Independent Trustees, considered the factors previously discussed in connection with the initial approval of the FM Agreements. The Trustees also considered that the Amendments would be accompanied by an overall reduction in the total expense ratio for the Frontier Markets Fund’s Class I shares (from 2.50% to 1.85%) and Class A shares (from 2.75% to 2.20%) by means of an increased expense limitation obligation on the part of the Adviser, which would be in effect through September 2, 2012.

          In light of the above considerations, the Board, by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting), approved the Amendments.

HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 - 10/31/11	Annualized Expense Ratio During Period 5/1/11 - 10/31/11

Emerging Markets Debt Fund	Class A	$1,000.00	$1,044.30	$6.18	1.20%
	Class I	1,000.00	1,047.30	4.39	0.85%
	Class S	1,000.00	1,047.80	3.87	0.75%
Emerging Markets Local Debt Fund^	Class A	1,000.00	946.10	5.89	1.20%
	Class I	1,000.00	948.20	4.17	0.85%
	Class S	1,000.00	948.70	3.68	0.75%
Frontier Markets Fund^,#	Class A	1,000.00	966.00	3.48	2.31%
	Class I	1,000.00	967.00	2.96	1.96%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

^	Excludes impact of Interest Expense.

#

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period from September 6, 2011 (date of commencement of operations) to October 31, 2011 divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 - 10/31/11	Annualized Expense Ratio During Period 5/1/11 - 10/31/11

Emerging Markets Debt Fund	Class A	$1,000.00	$1,019.16	$6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
	Class S	1,000.00	1,021.42	3.82	0.75%
Emerging Markets Local Debt Fund^	Class A	1,000.00	1,019.16	6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
	Class S	1,000.00	1,021.42	3.82	0.75%
Frontier Markets Fund^,#	Class A	1,000.00	1,013.56	11.72	2.31%
	Class I	1,000.00	1,015.32	9.96	1.96%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

^	Excludes impact of Interest Expense.

#

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period). Information shown reflects values using the expense ratios for the 56 days of operations during the period, and has been annualized to reflect values for the period May 1, 2011 to October 31, 2011.

42	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding the HSBC Investor Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years

NON-INTERESTED TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	29	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	29	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	29	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004); Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	29	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	29	None

INTERESTED TRUSTEE

Sylvia Coutinho P.O. Box 182845 Columbus, OH 43218-3035 Age: 49**	Trustee	Indefinite; 2011 to December 16, 2011***	CEO Asset Management Americas, HSBC Global Asset Management (2010 – present); CEO Asset Management and Wealth Management Latin America, HSBC Latam (2008 – 2010); Executive Director HSBC Brazil, Head of Asset Management, Custody and Private Banking, and Latam Regional Head for Asset Management (2006 – 2008); Executive Director, Private Banking, HSBC Bank Brazil (2005 – 2006)	29	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 72	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007-present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	29	None

*	Includes the Trust, the HSBC Advisor Funds Trust and the HSBC Investor Portfolios.

**	Elected by shareholders of the Trust on June 15, 2011 at a shareholder meeting where all Trustees (except the Emeritus Trustee) were so elected.

***	Resigned from her position with the Trust effective December 16, 2011.

HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 40	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 48	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 52	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

44	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited)

A Special Meeting of Shareholders

          A special meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

          Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck

Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho

Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang

Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow

Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards

Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely

Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%

TOTAL	9,273,790,748.270	50.137%	100.000%

HSBC INVESTOR FAMILY OF FUNDS	45

          Other Information:

          A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          Cost Basis Information

          As of January 1, 2012, federal law requires that mutual fund companies maintain and report a shareholder’s cost basis by tax lot and the holding period of “covered” security sales to the Internal Revenue Service on Form 1099. Covered securities include mutual fund shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting cost basis information if such shares are not deemed to be “covered”.

          The new tax regulations require that the Funds elect a default cost basis calculation method in order to carry out the required reporting. The Funds have chosen the average cost method as the default cost basis calculation method for their shareholders. This is the method the Funds will use to determine which “covered” shares are deemed to be sold when a shareholder has not elected a specific cost basis method for his/her account. The average cost method is also the method in which sales of “covered” shares will be reported on a shareholder’s Form 1099 absent a specific cost basis method election from the shareholder.

          Shareholders are free to change their elected cost basis calculation method. From the time of purchase until the sale of “covered” shares, shareholders may choose a different cost basis calculation method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

46	HSBC INVESTOR FAMILY OF FUNDS

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HSBC INVESTOR FAMILY OF FUNDS:	CUSTODIAN
The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR	50 South LaSalle Street
HSBC Global Asset Management (USA) Inc.	Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SHAREHOLDER SERVICING AGENTS	KPMG LLP
For HSBC Bank USA, N.A. and	191 West Nationwide Blvd., Suite 500
HSBC Securities (USA) Inc. Clients:	Columbus, OH 43215
HSBC Bank USA, N.A.
452 Fifth Avenue	LEGAL COUNSEL
New York, NY 10018	Dechert LLP
1-888-525-5757	1775 I Street, N.W.
Washington, D.C. 20006
For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-EM -1211	12/11

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2010	$228,000
2011	$244,970

(b) Audit-Related Fees,
2010	$6,200
2011	$7,000

2010 – Fees of $6,200 relate to the consent of N-1A filing.
2011 – Fees of $7,000 relate to the consent of N-1A filing.

(c) Tax Fees,
2010	$138,625
2011	$124,855

Fees for both 2010 and 2011 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2010	$0
2011	$0

               (e)(1) The Audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

                     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2010	$144,825
2011	$131,855

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC INVESTOR FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	12/21/11

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	12/21/11

By (Signature and Title)	/s/ Ty Edwards

Ty Edwards
Treasurer

Date	12/21/11